As filed with the Securities and Exchange Commission on August 3, 2006

                                                             File No. 333-135475


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ___1___
                      Post-Effective Amendment No. _______

                        (Check appropriate box or boxes)


                             PIONEER SERIES TRUST IV
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Secretary, Pioneer Series Trust IV
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to: Christopher P. Harvey, Esq.
           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                          COMBINED PROXY STATEMENT OF

                         PIONEER AMERICA INCOME TRUST


                             PIONEER BALANCED FUND


                     PIONEER FLORIDA TAX FREE INCOME FUND
                     (a series of Pioneer Series Trust IV)


                          PIONEER FOCUSED EQUITY FUND
                     (a series of Pioneer Series Trust IV)


                                PROSPECTUS FOR

        CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES OF
                        PIONEER GOVERNMENT INCOME FUND
                     (a series of Pioneer Series Trust IV)


            CLASS A, CLASS B, CLASS C AND INVESTOR CLASS SHARES OF
                         PIONEER CLASSIC BALANCED FUND
                     (a series of Pioneer Series Trust IV)


                CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                        PIONEER AMT-FREE MUNICIPAL FUND
                     (a series of Pioneer Series Trust II)


                CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                             PIONEER RESEARCH FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")


           The address and telephone number of each Pioneer Fund is:


                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR OCTOBER 17, 2006


To the Shareholders of the Pioneer Funds:

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A joint special shareholder meeting for your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on October 17, 2006, at 2:00 p.m., Eastern Time, to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between your fund and a similarly managed Pioneer Fund. Under this Agreement and Plan of Reorganization, your fund will transfer all of its assets to a Pioneer Fund in exchange for the same class of shares of your fund. Shares of each Pioneer Fund will be distributed to your fund's shareholders in proportion to their holdings of the applicable class of shares of your fund on the closing date of the reorganization. The Pioneer Fund also will assume all of your fund's liabilities. Your fund will then be dissolved.

     2.   Any other business that may properly come before the meeting.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on July 31, 2006 are entitled to vote at the meeting and any related follow-up meetings.


                                             By Order of the Board of Trustees,

                                             /s/ Dorothy E. Bourassa

                                             Dorothy E. Bourassa
                                             Secretary


Boston, Massachusetts
August 11, 2006



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                          COMBINED PROXY STATEMENT OF

                         PIONEER AMERICA INCOME TRUST

                             PIONEER BALANCED FUND

                      PIONEER FLORIDA TAX FREE INCOME FUND
                     (a series of Pioneer Series Trust IV)

                          PIONEER FOCUSED EQUITY FUND
                     (a series of Pioneer Series Trust IV)

                                PROSPECTUS FOR
        CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES OF
                        PIONEER GOVERNMENT INCOME FUND
                     (a series of Pioneer Series Trust IV)


            CLASS A, CLASS B, CLASS C AND INVESTOR CLASS SHARES OF
                         PIONEER CLASSIC BALANCED FUND
                     (a series of Pioneer Series Trust IV)

                CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                        PIONEER AMT-FREE MUNICIPAL FUND
                     (a series of Pioneer Series Trust II)

                CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                             PIONEER RESEARCH FUND

        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:


                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292




     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 INTRODUCTION


     This combined proxy statement/prospectus, dated August 11, 2006 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of the Pioneer Funds in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of the Pioneer Funds of proxies to be used at a joint special meeting of the shareholders of the Pioneer Funds to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 26th Floor, Boston, Massachusetts on October 17, 2006, at 2:00 p.m., Eastern Time. The Proxy Statement/ Prospectus is being mailed to shareholders of the Pioneer Funds on or about August 11, 2006.


     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization of your fund into a corresponding Pioneer Fund (each, a "Reorganization"). Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

     The following table indicates (a) the corresponding Pioneer Fund shares that shareholders would receive if the Agreement and Plan of Reorganization is approved, (b) which shareholders may vote on each proposal, and (c) what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of a Pioneer Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your fund's Reorganization.




--------------------------------------------------------------------------------
                                Your Fund
--------------------------------------------------------------------------------
 PROPOSAL 1(a)   Pioneer America Income Trust
--------------------------------------------------------------------------------
 PROPOSAL 1(b)   Pioneer Balanced Fund
--------------------------------------------------------------------------------
 PROPOSAL 1(c)   Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
 PROPOSAL 1(d)   Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                     Corresponding Pioneer Fund         Shareholders Entitled to Vote      Page
-----------------------------------------------------------------------------------------------
 PROPOSAL 1(a)   Pioneer Government Income Fund    Pioneer America Income Trust           6
-----------------------------------------------------------------------------------------------
 PROPOSAL 1(b)   Pioneer Classic Balanced Fund     Pioneer Balanced Fund                  22
-----------------------------------------------------------------------------------------------
 PROPOSAL 1(c)   Pioneer AMT-Free Municipal Fund   Pioneer Florida Tax Free Income Fund   38
-----------------------------------------------------------------------------------------------
 PROPOSAL 1(d)   Pioneer Research Fund             Pioneer Focused Equity Fund            53
-----------------------------------------------------------------------------------------------



        The date of this Proxy Statement/Prospectus is August 11, 2006.


     Additional information about each Pioneer Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.




------------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Fund's current prospectus, and any              On file with the SEC (http://www.sec.gov) and available at no charge
 applicable supplements.                                      by calling our toll-free number: 1-800-225-6292.

 Each Pioneer Fund's current statement of additional          On file with the SEC (http://www.sec.gov) and available at no charge
 information, and any applicable supplements.                 by calling our toll-free number: 1-800-225-6292.

 Each Pioneer Fund's most recent annual and semi-annual       On file with the SEC (http://www.sec.gov) and available at no charge
 reports to shareholders.                                     by calling our toll-free number: 1-800-225-6292. See "Available
                                                              Information."
------------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this Proxy         On file with the SEC (http://www.sec.gov) and available at no charge
 Statement/Prospectus (the "SAI"), dated August 11, 2006. It  by calling our toll-free number: 1-800-225-6292. This SAI is
 contains additional information about the Pioneer Funds.     incorporated by reference into this Proxy Statement/Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.      Call our toll-free telephone number: 1-800-225-6292.
------------------------------------------------------------------------------------------------------------------------------------


How Each Reorganization Will Work

     o Your fund will transfer all of its assets to a corresponding Pioneer Fund. The Pioneer Fund will assume your fund's liabilities.

     o Shares of the corresponding Pioneer Fund will be distributed to your fund's shareholders in proportion to their holdings of the applicable class of shares of your fund on the closing date of the Reorganization (the "Closing Date"). These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the corresponding Pioneer Fund with the same aggregate net asset value as their holdings of the applicable class of shares of your fund immediately prior to the Reorganization.

     o  Your fund will be dissolved after the Closing Date.

     o The Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Funds or the shareholders of the Pioneer Funds.


     o In recommending each of the Reorganizations, the Board of Trustees of each Pioneer Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer Investment Management, Inc., the Pioneer Funds' investment adviser ("Pioneer") or Pioneer Funds Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("PFD") (the "Independent Trustees") have determined that the Reorganization is in the best interest of each Pioneer Fund and will not dilute the interests of shareholders of each Pioneer Fund. The Trustees have made this determination based on factors that are discussed below and in greater detail under each proposal.



Why Your Fund's Trustees Recommend the Reorganization

     The Trustees believe that reorganizing your fund into a similarly managed Pioneer Fund offers you potential benefits. These potential benefits and considerations include:

     o The opportunity to be part of a combined Pioneer Fund with greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined fund in two ways. First, a larger fund, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. In addition, each Pioneer Fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of the Pioneer Funds resulting from the Reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately.

     o The transaction will qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your fund's shares.


     o In most instances, the pro forma expense ratio for each of the combined Pioneer Funds' class of shares is anticipated to be the same or lower than the historical expense ratio of the corresponding class of shares of the fund being acquired.


     Therefore, your fund's Trustees recommend that you vote FOR the Reorganization.


What are the Federal Income Tax Consequences of the Reorganizations

     The Reorganizations will not result in any income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Funds or their shareholders as a direct result of the Reorganizations. However, in accordance with the Pioneer Funds' policy to distribute its investment company taxable income, net tax-exempt income and net capital gains for the taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), each Pioneer Fund that is being merged into a corresponding Pioneer Fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganizations. Each such distribution, other than distributions of exempt-interest dividends, will be taxable to those shareholders. Additionally, following the Reorganizations, each Pioneer Fund will declare and pay before the end of 2006 a distribution of such income and gains to its shareholders. Those distributions will be fully taxable to all shareholders of the Pioneer Funds, including those of the merged Pioneer Funds, even though those distributions may include a portion of the Pioneer Fund's income and gains that were realized before the Closing Date.


Who Bears the Expenses Associated with the Reorganizations

     Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganizations. The Pioneer Funds will each pay an equal portion of the remaining 50% of the costs incurred in connection with the Reorganizations.



What Happens if a Reorganization is Not Approved


     If the required approval of shareholders of a Pioneer Fund is not obtained, the meeting with respect to such Fund may be adjourned as more fully described in this Proxy Statement/Prospectus, and such Fund will continue to engage in the business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?

     Shareholders of record on July 31, 2006 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS


                                                                                                Page
                                                                                                ---
INTRODUCTION ................................................................................     2
PROPOSAL 1(a) -- PIONEER AMERICA INCOME TRUST ...............................................     6
PROPOSAL 1(b) -- PIONEER BALANCED FUND ......................................................    22
PROPOSAL 1(c) -- PIONEER FLORIDA TAX FREE INCOME FUND .......................................    38
PROPOSAL 1(d) -- PIONEER FOCUSED EQUITY FUND ................................................    53
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ..........................................    68
TAX STATUS OF EACH REORGANIZATION ...........................................................    69
VOTING RIGHTS AND REQUIRED VOTE .............................................................    69
COMPARISON OF MASSACHUSETTS BUSINESS TRUST AND DELAWARE STATUTORY TRUST (Proposal 1(a) only)     70
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ..............................................    71
FINANCIAL HIGHLIGHTS ........................................................................    81
INFORMATION CONCERNING THE MEETING ..........................................................    97
OWNERSHIP OF SHARES OF THE PIONEER FUNDS ....................................................    98
EXPERTS .....................................................................................   106
AVAILABLE INFORMATION .......................................................................   106
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ...................................   A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF FUND PERFORMANCE ............................   B-1

                         PIONEER AMERICA INCOME TRUST
                                      AND
                        PIONEER GOVERNMENT INCOME FUND



                                 PROPOSAL 1(a)



                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1(a) is approved, your fund will be reorganized into Pioneer Government Income Fund, as described above.

     Both your fund and Pioneer Government Income Fund share a similar investment objective of seeking current income as is consistent with the preservation of capital and consequently, both funds have similar investment policies and risks. However, Pioneer Government Income Fund may invest in a broader range of U.S. government securities and derivatives, and is therefore subject to additional risks associated with such investments. The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Government Income Fund.


 Comparison of Pioneer America Income Trust to Pioneer Government Income Fund




------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                    Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                 A diversified, open-end investment              A diversified series of Pioneer Series Trust IV,
                          management company organized as a               an open-end investment management
                          Massachusetts business trust.                   company organized as a Delaware statutory
                                                                          trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, as of        $175.0 million                                  $100.8 million
 May 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
 Investment adviser and   Investment Adviser:
 portfolio manager        Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
                          Portfolio Manager:
                          Day-to-day management of each fund's portfolio is the responsibility of Richard Schlanger and
                          Charles Melchreit. Mr. Schlanger and Mr. Melchreit are supported by the fixed income team.
                          Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment
                          Management Limited. Mr. Schlanger, a vice president, joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets. Mr. Melchreit, a vice president, joined Pioneer in 2006. From 2003 to 2004 Mr. Melchreit was a managing director at Cigna Investment Management. Prior thereto, he was senior vice president and portfolio manager at Aeltus Investment Management. Mr. Melchreit received an MS degree in Statistics from Yale University in 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective     The fund seeks as high a level of current       The fund seeks current income as is
                          income as is consistent with preservation of    consistent with preservation of capital.
                          capital and prudent investment risk.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments   The fund invests exclusively in securities that       Normally, the fund invests at least 80% of its
                       are backed by the full faith and credit of the        net assets (plus the amount of borrowings, if
                       U.S. government, and repurchase agreements            any, for investment purposes) in U.S.
                       and "when-issued" commitments with respect            government securities, and repurchase
                       to these securities. These securities include:        agreements and "when-issued" commitments
                                                                             with respect to these securities.
                       o U.S. Treasury obligations, which differ only
                         in their interest rates, maturities and times       U.S. government securities include U.S.
                         of issuance, including U.S. Treasury bills          Treasury obligations, such as bills, bonds and
                         (maturities of one year or less), U.S.              notes, and obligations issued or guaranteed
                         Treasury notes (maturities of one to 10             by U.S. government agencies or
                         years), and U.S. Treasury bonds (generally          instrumentalities.
                         maturities greater than 10 years)
                                                                             Securities in which the fund may invest include:
                       o Obligations issued by or guaranteed as to
                         principal and interest by the U.S. Treasury         o U.S. Treasury obligations, which differ only
                         and certain agencies and instrumentalities of         in their interest rates, maturities and
                         the U.S. government, such as Government               times of issuance, including U.S. Treasury
                         National Mortgage Association (GNMA)                  bills (maturities of one year or less), U.S.
                         certificates and Federal Housing                      Treasury notes (maturities of one to 10
                         Administration (FHA) debentures, for which            years), and U.S. Treasury bonds (generally
                         the U.S. Treasury unconditionally guarantees          maturities greater than 10 years)
                         payment of principal and interest.
                                                                             o Obligations issued by or guaranteed as to
                       The fund's investments may have all types of            principal and interest by the U.S. Treasury
                       interest rate payment and reset terms,                  and certain agencies and instrumentalities
                       including fixed rate, adjustable rate, zero             of the U.S. government, such as GNMA
                       coupon, contingent, deferred, payment-in-kind           certificates and FHA debentures, for which
                       and auction rate features. The fund may invest          the U.S. Treasury unconditionally guarantees
                       in securities of any maturity. Although the             payment of principal and interest
                       average dollar weighted maturity of the fund's
                       portfolio may vary significantly, it generally will   o Obligations of issuers that are supported by
                       not exceed 20 years.                                    the ability of the issuer to borrow from the
                                                                               U.S. Treasury
                       The fund may invest in Treasury Inflation
                       Protected Securities ("TIPS"). TIPS are fixed         o Obligations of the Private Export Funding
                       and floating rate debt securities of varying            Corporation ("PEFCO"), which may be
                       maturities issued by the U.S. government and            guaranteed by the Export-Import Bank of the
                       its agencies and instrumentalities whose                U.S. ("Exim Bank"), an agency of the U.S.
                       principal value is periodically adjusted
                       according to the rate of inflation. TIPS pay          o Obligations of government sponsored entities
                       interest every six months, based on a fixed             that do not have any form of credit support
                       rate that is applied to the adjusted principal.         from the U.S. government, including the
                       With inflation, the value of the principal and          Federal Farm Credit Banks ("FFCB") and
                       the amount of interest payable on these                 Tennessee Valley Authority ("TVA").
                       securities increases. With deflation, the value
                       of the principal and the amount of interest           Government sponsored entities, such as the
                       payable on these securities decreases. Upon           Federal Home Loan Mortgage Corporation
                       maturity, the original or adjusted principal          (Freddie Mac), the Federal National Mortgage
                       amount is paid, whichever is greater. Although        Association (FNMA), the Federal Home Loan
                       repayment of the original bond principal upon         Banks (FHLBs), the Private Export Funding
                       maturity (and as adjusted for inflation) is           Corporation, the Federal Farm Credit Banks
                       guaranteed, the current market value of TIPS is       and the Tennessee Valley Authority, although
                       not guaranteed and will fluctuate.

------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                             chartered or sponsored by Congress, are not
                                                                             funded by congressional appropriations and
                                                                             the debt and mortgage-backed securities
                                                                             issued by them are neither guaranteed nor
                                                                             issued by the U.S. government.

                                                                             The fund will provide written notice to
                                                                             shareholders at least 60 days prior to any
                                                                             change to the requirement that it invest at
                                                                             least 80% of its assets in U.S. government
                                                                             securities.

                                                                             The fund's investments may have all types
                                                                             of interest rate payment and reset terms,
                                                                             including fixed rate, adjustable rate, zero
                                                                             coupon, contingent, deferred, payment-in-kind
                                                                             and auction rate features. The fund may invest
                                                                             in securities with a broad range of maturities
                                                                             and maintains an average portfolio maturity
                                                                             which varies based upon the judgment
                                                                             of Pioneer.

                                                                             In pursuing its investment strategy, Pioneer
                                                                             Government Income Fund may over time
                                                                             dispose of securities acquired through the
                                                                             reorganization in the ordinary course of
                                                                             business. This may result in Pioneer
                                                                             Government Income Fund realizing gains on
                                                                             previously existing Pioneer America Income
                                                                             Trust holdings, which capital gains will be
                                                                             distributed to all of Pioneer Government
                                                                             Income Fund's shareholders after the closing
                                                                             date, and incurring transactions costs. The
                                                                             amount of such gains and any transaction
                                                                             costs cannot be accurately estimated at this
                                                                             time. Pioneer intends to take such factors into
                                                                             consideration in selecting any portfolio
                                                                             positions for sale.
------------------------------------------------------------------------------------------------------------------------------------
                       Each fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S.
                       government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.
------------------------------------------------------------------------------------------------------------------------------------
                       Each fund may invest in repurchase agreements. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                       within a specific time and at a specific price. The repurchase price is generally higher than a fund's purchase price, with the difference being income to the fund. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford a fund an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, a fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security.
                       In addition, if a fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

                       Each fund may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by a fund with payment and delivery taking place at a fixed future date. Each fund will not earn income on these securities until delivered. Each fund may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in a fund missing the opportunity to obtain a favorable price or yield elsewhere.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies  Pioneer, each fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and sector weighting of a fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues) and sector diversification.

                       In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments                                                            The fund may use futures and options on
                                                                             securities, indices and other derivatives. A
                                                                             derivative is a security or instrument whose
                                                                             value is determined by reference to the value
                                                                             or the change in value of one or more
                                                                             securities, currencies, indices or other
                                                                             financial instruments. Although there is no
                                                                             specific limitation on investing in
                                                                             derivatives, the fund does not use derivatives
                                                                             as a primary investment technique and
                                                                             generally limits their use to hedging.
                                                                             However, the fund may use derivatives for a
                                                                             variety of non-principal purposes, including:

                                                                             o As a hedge against adverse changes in
                                                                               interest rates

                                                                             o As a substitute for purchasing or selling
                                                                               securities

                                                                             o To increase the fund's return as a non-
                                                                               hedging strategy that may be considered
                                                                               speculative.

                                                                             Even a small investment in derivatives can
                                                                             have a significant impact on the fund's
                                                                             exposure to interest rates. If changes in a
                                                                             derivative's value do not correspond to
                                                                             changes in the value of the fund's other
                                                                             investments, the fund may not fully benefit
                                                                             from or could lose money on the derivative
                                                                             position. In addition, some derivatives
                                                                             involve risk of loss if the person who issued
                                                                             the derivative defaults on its obligation.
                                                                             Certain derivatives may be less liquid and
                                                                             more difficult to value. The fund will only
                                                                             invest in derivatives to the extent Pioneer
                                                                             believes these investments do not prevent the
                                                                             fund from seeking its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    Normally, each fund invests substantially all of its assets to meet its investment objective. Each fund may
strategies             invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a fund may not be able to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading     Each fund usually does not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges  The Class A shares of both funds have the same characteristics and fee structure.
and fees
                       o Class A shares are offered with initial sales charges up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds Distributor, Inc. ("PFD"), the funds'
                         distributor, of up to 4% declining as the size of your investment increases.

                       o There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.

                       o Class A shares are subject to distribution and service (12b-1) fees of up to
                         0.25% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges  The Class B shares of both funds have the same characteristics and fee structure.
and fees
                       o Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds' distributor, at the time of your purchase of up to 4%.

                       o Class B shares are subject to distribution and service (12b-1) fees of up to
                         1% of average daily net assets. Both of these fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges  The Class C shares of both funds have the same characteristics and fee structure.
and fees
                       o Class C shares are offered without an initial sales charge.

                       o Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.

                       o Class C shares are subject to distribution and service (12b-1) fees of up to
                         1% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class R sales charges  The Class R shares of both funds have the same characteristics and fee structure.
and fees
                       o Class R shares are offered without an initial sales charge.

                       o Class R shares are not subject to a contingent deferred sales charge.

                       o Class R shares are subject to distribution and service (12b-1) fees of up to
                         0.50% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investor Class sales   The Investor Class shares of both funds have the same characteristics and fee structure.
charges and fees
                       o Investor Class shares are offered without an initial sales charge.

                       o Investor Class shares are not subject to a contingent deferred sales charge.

                       o Investor Class shares are not subject to distribution and service (12b-1) fees.

                       o All Investor Class shares of a fund, whenever issued, convert to Class A shares of the fund on December
                         10, 2006.
------------------------------------------------------------------------------------------------------------------------------------
Management fees        Both funds have the same management fee structure. Pioneer's annual fee is equal to 0.50% of each fund's average daily net assets. The fee is accrued daily and paid monthly.

                       A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in Pioneer America Income Trust's December 31, 2005 annual report to shareholders and in
                       Pioneer Government Income Fund's January 31, 2006 semi-annual report to shareholders.

------------------------------------------------------------------------------------------------------------------------------------
                                                     Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares          You may buy shares from any investment firm that has a sales agreement with PFD, the funds' distributor.
                       You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                       Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.
                       Class R shares also are available to IRA rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs,
                       SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

                       Investor Class Shares have been issued in connection with the Reorganization. The fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the fund's outstanding Investor Class shares. Holders of Investor Class Shares of the fund may be eligible to purchase Class A shares of the fund without paying a sales load, pursuant to the prospectus for that
                       Class. All Investor Class shares of the fund, whenever issued, convert to Class A shares of the fund on
                       December 10, 2006.

                       If you have an existing non-retirement account, you may purchase shares of a fund by telephone or online.
                       Certain IRAs also may use the telephone purchase privilege.
------------------------------------------------------------------------------------------------------------------------------------
 Minimum initial       Your initial investment must be at least $1,000 for Class A, Class B or Class C shares. There is no
 investment            minimum initial investment amount for Class R shares. Additional investments must be at least $100 for
                       Class A shares, $500 for Class B shares or Class C shares, and there is no minimum additional investment amount for Class R shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer America Income Trust                       Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase       Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. There
amounts                is no maximum purchase for Class A shares or Class R shares. These limits are applied on a per transaction basis.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares      You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange.
                       Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                       The fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the fund's outstanding Investor Class shares. Holders of Investor Class Shares of the fund may be eligible to purchase Class A shares of the fund without paying a sales load, pursuant to the prospectus for that Class. All Investor Class shares of a fund, whenever issued, convert to Class A shares of the fund on December 10, 2006.

                       In connection with the Reorganization, Pioneer Government Income Fund's Class A shareholders will have the opportunity to exchange their shares for Class Y shares of Pioneer Government Income Fund at net asset value without any initial or contingent sales charge.

                       After you establish an eligible fund account, you can exchange fund shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares         Your shares will be sold at net asset value per share next calculated after a fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                       If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
------------------------------------------------------------------------------------------------------------------------------------
Net asset value        Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m.
                       Eastern time).
------------------------------------------------------------------------------------------------------------------------------------
                       You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each fund has similar investment objectives and investment strategies, the funds are subject to some of the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates go up causing the value of the fund's investments to decline.

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy prove to be incorrect.

     To the extent either fund invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

     Unlike your fund, Pioneer Government Income Fund is subject to the risks of investing in government-sponsored entities. Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended December 31, 2005, and (ii) for Pioneer Government Income Fund, the expenses of Pioneer Government Income Fund for the twelve-month period ended January 31, 2006. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on January 31, 2006.


                                                                           Combined
                                                                           Pioneer
                                               Pioneer       Pioneer      Government      Pioneer
                                               America      Government      Income        America
                                               Income         Income         Fund         Income
                                                Trust          Fund       (Pro Forma       Trust
                                             (12 months     (12 months    12 months     (12 months
                                                ended         ended         ended          ended
                                             December 31,   January 31,   January 31,   December 31,
                                                2005)         2006)         2006)          2005)
                                           -------------- ------------- ------------- --------------
Shareholder transaction fees
 (paid directly from your investment)         Class A        Class A       Class A       Class B
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                               4.50%          4.50%         4.50%         None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                     None(1)        None(1)       None(1)            4%
Redemption fee as a percentage of
 amount redeemed, if applicable                  None           None          None          None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                   0.50%          0.50%         0.50%         0.50%
Distribution and Service (12b-1) Fee             0.25%          0.25%         0.25%         1.00%
Other Expenses                                   0.45%          0.32%         0.42%         0.53%
Total Annual Fund Operating Expenses(2)          1.20%          1.07%         1.17%         2.03%
-------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations          N/A            N/A           N/A           N/A
Net Expenses                                     1.20%          1.07%         1.17%         2.03%



                                                              Combined                                     Combined
                                                               Pioneer                                      Pioneer
                                              Pioneer        Government         Pioneer       Pioneer     Government
                                             Government        Income           America      Government     Income
                                               Income           Fund            Income         Income        Fund
                                                Fund         (Pro Forma          Trust          Fund      (Pro Forma
                                             (12 months       12 months       (12 months     (12 months    12 months
                                               ended           ended             ended         ended         ended
                                             January 31,     January 31,      December 31,   January 31,  January 31,
                                               2006)            2006)            2005)         2006)         2006)
                                             -----------     -----------      ------------   -----------  -----------
Shareholder transaction fees
 (paid directly from your investment)         Class B         Class B          Class C        Class C       Class C
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                               None            None             None           None          None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                          4%              4%               1%             1%           1%
Redemption fee as a percentage of
 amount redeemed, if applicable                  None            None             None           None          None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                   0.50%           0.50%            0.50%          0.50%         0.50%
Distribution and Service (12b-1) Fee             1.00%           1.00%            1.00%          1.00%         1.00%
Other Expenses                                   0.39%           0.50%            0.43%          0.66%         0.43%
Total Annual Fund Operating Expenses(2)          1.89%           2.00%            1.93%          2.16%         1.93%
--------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations          N/A           (0.11)%(3)         N/A            N/A           N/A
Net Expenses                                     1.89%           1.89%(3)         1.93%          2.16%         1.93%

                                                                          Combined                                    Combined
                                                                          Pioneer                                     Pioneer
                                              Pioneer       Pioneer      Government      Pioneer       Pioneer       Government
                                              America      Government      Income        America      Government       Income
                                              Income         Income         Fund         Income         Income          Fund
                                               Trust          Fund       (Pro Forma       Trust          Fund        (Pro Forma
                                            (12 months     (12 months    12 months     (12 months     (12 months     12 months
                                               ended         ended         ended          ended         ended          ended
                                            December 31,   January 31,   January 31,   December 31,   January 31,    January 31,
                                               2005)         2006)         2006)          2005)         2006)          2006)
                                            ------------   -----------   -----------   ------------   -----------    -----------
Shareholder transaction fees                                                          Investor        Investor       Investor
 (paid directly from your investment)         Class R       Class R       Class R        Class          Class          Class
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                              None           N/A          None         None             N/A           None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                      None           N/A          None         None             N/A           None
Redemption fee as a percentage of
 amount redeemed, if applicable                 None           N/A          None         None             N/A           None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                  0.50%          N/A          0.50%        0.50%            N/A           0.50%
Distribution and Service (12b-1) Fee            0.50%          N/A          0.50%        0.00%            N/A           0.00%
Other Expenses                                  0.61%          N/A          0.61%        0.33%            N/A           0.33%
Total Annual Fund Operating Expenses(2)         1.61%          N/A          1.61%        0.83%(4)         N/A           0.83%(4)
---------------------------------------------------------------------------------------------------------------------------------


     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer Government Income Fund's Class B shares is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer Government Income Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.



                                                                                     Combined
                                                                                      Pioneer
                                                      Pioneer         Pioneer       Government
Number of years                                       America        Government     Income Fund
you own your shares                                Income Trust     Income Fund     (Pro Forma)
-------------------                                ------------     -----------     -----------
Class A -- assuming redemption at end of period
 Year 1 .......................................       $  567           $  554         $  564
 Year 3 .......................................       $  814           $  775         $  805
 Year 5 .......................................       $1,080           $1,014         $1,065
 Year 10 ......................................       $1,839           $1,697         $1,806
Class A -- assuming no redemption
 Year 1 .......................................       $  567           $  554         $  564
 Year 3 .......................................       $  814           $  775         $  805
 Year 5 .......................................       $1,080           $1,014         $1,065
 Year 10 ......................................       $1,839           $1,697         $1,806
Class B -- assuming redemption at end of period
 Year 1 .......................................       $  606           $  592         $  592
 Year 3 .......................................       $  937           $  894         $  917
 Year 5 .......................................       $1,193           $1,121         $1,168
 Year 10 ......................................       $2,145           $1,998         $2,104

                                                                                        Combined
                                                                                         Pioneer
                                                      Pioneer           Pioneer        Government
Number of years                                       America         Government       Income Fund
you own your shares                                Income Trust       Income Fund      (Pro Forma)
-------------------                                ------------       -----------      -----------
Class B -- assuming no redemption
 Year 1 .........................................     $  206            $  192           $  192
 Year 3 .........................................     $  637            $  594           $  617
 Year 5 .........................................     $1,093            $1,021           $1,068
 Year 10 ........................................     $2,145            $1,998           $2,104
Class C -- assuming redemption at end of period
 Year 1 .........................................     $  296            $  319           $  296
 Year 3 .........................................     $  606            $  676           $  606
 Year 5 .........................................     $1,042            $1,159           $1,042
 Year 10 ........................................     $2,254            $2,493           $2,254
Class C -- assuming no redemption
 Year 1 .........................................     $  196            $  219           $  196
 Year 3 .........................................     $  606            $  676           $  606
 Year 5 .........................................     $1,042            $1,159           $1,042
 Year 10 ........................................     $2,254            $2,493           $2,254
Class R
 Year 1 .........................................     $  164               N/A           $  164
 Year 3 .........................................     $  508               N/A           $  508
 Year 5 .........................................     $  876               N/A           $  876
 Year 10 ........................................     $1,911               N/A           $1,911
Investor Class(4)
 Year 1 .........................................     $   85               N/A           $   85
 Year 3 .........................................     $  344               N/A           $  338
 Year 5 .........................................     $  624               N/A           $  611
 Year 10 ........................................     $1,422               N/A           $1,390


----------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(2) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(3) Net expenses in the table reflect the expense limitation that will be in effect upon the closing of the Reorganization, under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 1.89% of the average daily net assets attributable to Class B shares. This expense limitation is in effect from the closing date of the Reorganization through December 1, 2007. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

(4) The funds' Investor Class shares, whenever issued, convert to Class A shares of the fund on December 10, 2006.

Comparison of Fund Performance

     The bar charts show the year-by-year performance of each fund's Class A shares since inception. Class B, Class C, Class R and Investor Class shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]



         Pioneer America Income Trust Annual Return -- Class A Shares*
                           (Year ended December 31)

'96             2.29
'97             8.51
'98             7.78
'99            -2.53
'00            11.58
'01             5.92
'02             9.77
'03             1.47
'04             2.78
'05             1.84


----------


* During the period shown in the bar chart, Pioneer America Income Trust's highest quarterly return was 4.51% for the quarter ended September 30, 2001, and the lowest quarterly return was (2.07)% for the quarter ended March 31, 1996. For the period from January 1, 2006 to June 30, 2006, Pioneer America Income Trust's return was (1.68%).

     Pursuant to an agreement and plan of reorganization, Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund (the predecessor fund) on September 23, 2005. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered classes of shares similar to the fund's Class A and Class B shares. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. The performance of the Class A and Class B shares of the fund set forth in the table below includes the performance of the predecessor fund's Class A and Class B shares prior to the Reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Class C shares were not previously offered by the predecessor fund. The performance of the fund's Class C shares is based upon the performance of the predecessor fund's Class B shares as adjusted to reflect sales charges applicable to the fund's Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.



[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

       Pioneer Government Income Fund's Annual Return -- Class A Shares*
                           (Year ended December 31)

'96             4.05
'97             9.35
'98             7.14
'99             0.63
'00            10.67
'01             7.01
'02             8.70
'03             1.46
'04             2.39
'05             1.49

----------


* During the period shown in the bar chart, Pioneer Government Income Fund's highest quarterly return was 4.47% for the quarter ended September 30, 2002, and the lowest quarterly return was (1.77)% for the quarter ended June 30, 2004. For the period from January 1, 2006 to June 30, 2006, Pioneer Government Income Fund's return was (1.24%).

                          Average Annual Total Return
                     (for periods ended December 31, 2005)


----------------------------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years    10 Years         Since Inception
----------------------------------------------------------------------------------------------------------------------------
Pioneer America Income Trust
----------------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                             (2.73)%       3.36%       4.38%             6.08%
                                                                                                                 (6/1/88)
----------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions(1)                          (4.22)%       1.60%       2.24%             3.70%
                                                                                                                 (6/1/88)
----------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and                         (1.78)%       1.80%       2.38%             3.75%
   Sale of Fund Shares(1)                                                                                        (6/1/88)
----------------------------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                             (2.90)%       3.46%       4.04%             4.65%
                                                                                                                 (4/29/94)
----------------------------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                                           1.02%        3.52%        N/A              4.06%
                                                                                                                 (1/31/96)
----------------------------------------------------------------------------------------------------------------------------
  Class R -- Before Taxes                                              1.53%        3.99%       4.44%             5.89%
                                                                                                                 (6/1/88)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class -- Before Taxes                                       2.27%         N/A         N/A               2.11%
                                                                                                                 (12/10/04)
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                                  2.65%        5.39%       5.94%             7.51%(5)
  (reflects no deduction for taxes)(3)
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Fixed Rate Mortgage-Backed Securities Index            2.61%        5.44%       6.17%             7.63%(6)
  (reflects no deduction for taxes)(4)
----------------------------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                             (3.04)%       3.21%       4.75%             4.97%(7)
                                                                                                                 (10/1/93)
----------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distribution(1)                           (4.65)%       1.40%       2.64%             2.74%(7)
                                                                                                                 (10/1/93)
----------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and                         (1.78)%       1.69%       2.75%             2.84%(7)
   Sale of Fund Shares(1)                                                                                        (10/1/93)
----------------------------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                             (3.11)%       3.40%        N/A              4.45%(7)
                                                                                                                 (3/13/00)
----------------------------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                                           0.80%        3.42%        N/A              4.47%(7)
                                                                                                                 (3/13/00)
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                                  2.65%        5.39%       5.94%             5.86%(7)(8)
  (reflects no deduction taxes)(3)
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Fixed Rate Mortgage-Backed Securities Index            2.61%        5.44%       6.17%             6.31%(7)(8)
  (reflects no deduction for taxes)(4)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(2) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

(3) The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

(4) The Lehman Brothers Fixed Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

(5) Reflects the return of the index since the inception of Class A and Class R shares. Index returns since the inception of other classes are as follows:
    Class B shares: 6.63%. Class C shares: 5.92%. Investor Class shares: 2.65%.

(6) Reflects the return of the index since the inception of Class A and Class R shares. Index returns since the inception of other classes are as follows:
    Class B shares: 6.81%. Class C shares: 6.15%. Investor Class shares: 2.61%.

(7) Reflects the inception dates of the predecessor fund (the predecessor fund's Class B shares' inception date is applicable in the case of the fund's Class C shares). The fund began offering its Class C shares on September 23, 2005.

(8) Reflects the return of the index since the inception of Class A shares. The returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index since the inception of Class B shares were 6.34% and 6.40%, respectively.


The most recent portfolio management discussion of each fund's performance is attached as Exhibit B.


                                CAPITALIZATION

     The following table sets forth the capitalization of each fund as of May 31, 2006 and the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between May 31, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.



                                                                                      Pro Forma
                                       Pioneer America     Pioneer Government     Pioneer Government
                                         Income Trust          Income Fund           Income Fund
                                        (May 31, 2006)       (May 31, 2006)         (May 31, 2006)
                                        --------------       --------------         --------------
Net Assets .......................        $175,022,925        $100,848,861           $275,871,787
 Class A .........................        $ 93,795,355        $ 12,229,793           $106,025,148
 Class B .........................        $ 26,441,611        $  4,459,597           $ 30,901,207
 Class C .........................        $ 20,768,730        $    221,493           $ 20,990,223
 Class Y .........................                 N/A        $ 83,937,979           $ 83,937,979
 Class R .........................        $    788,563                 N/A           $    788,563
 Investor Class ..................        $ 33,228,667                 N/A           $ 33,228,667
Net Asset Value Per Share
 Class A .........................        $       9.21        $       9.16           $       9.16
 Class B .........................        $       9.16        $       9.16           $       9.16
 Class C .........................        $       9.18        $       9.17           $       9.17
 Class Y .........................                 N/A        $       9.17           $       9.17
 Class R .........................        $       9.29                 N/A           $       9.16
 Investor Class ..................        $       9.21                 N/A           $       9.16
Shares Outstanding
 Class A .........................          10,186,125           1,335,314             11,574,982
 Class B .........................           2,888,187             486,951              3,373,589
 Class C .........................           2,261,606              24,166              2,289,022
 Class Y .........................                 N/A           9,153,825              9,153,825
 Class R .........................              84,908                 N/A                 86,088
 Investor Class ..................           3,608,210                 N/A              3,627,584

     It is impossible to predict how many shares of Pioneer Government Income Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Government Income Fund shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization


     o The Reorganization is scheduled to occur as of the close of business on November 10, 2006, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer Government Income Fund, and Pioneer Government Income Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer Government Income Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.


     o Pioneer Government Income Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Pioneer Government Income Fund.

     o Pioneer Government Income Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Pioneer Government Income Fund.

     o Pioneer Government Income Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer Government Income Fund.

     o Pioneer Government Income Fund will issue to your fund Class R shares with an aggregate net asset value equal to the net assets attributable to your fund's Class R shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class R shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class R shareholders of your fund will end up as Class R shareholders of Pioneer Government Income Fund.

     o Pioneer Government Income Fund will issue to your fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to your fund's Investors Class shares. As part of the liquidation of your fund, these shares will immediately be distributed to Investor Class shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Investor Class shareholders of your fund will end up as Investor Class shareholders of Pioneer Government Income Fund. All Investor Class shares of Pioneer Government Income Fund, whenever issued, convert to Class A shares of Pioneer Government Income Fund on December 10, 2006.

     o  After the shares are issued, your fund will be dissolved.

Reasons for the Proposed Reorganization

     The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the Reorganization, the combined fund's greater asset size may allow it, relative to your fund, to
(i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.


     Second, the long-term historical investment performance of each fund is similar. Although Pioneer America Income Trust's average annual total returns for the one- and five-year periods is higher, Pioneer Government Income Fund's long-term performance for the 10-year period is higher. For the one, five and 10-year periods ended December 31, 2005, Class A shares of Pioneer Government Income Fund had average annual total returns of -3.04% (one year); 3.21% (five year); and 4.75% (10 year), compared to average annual total returns of the Class A shares of Pioneer America Income Trust of -2.73% (one year); 3.36% (five year); and 4.38% (10 year), during the same periods.

     Third, since the management fee rate is the same for both funds, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization. With the exception of Class C shares (due to its relatively small size), the historical total expenses of Pioneer Government Income Fund's shares are lower than Pioneer America Income Trust's historical expenses for its shares. In addition, it is anticipated that the pro forma expense ratio for each class of shares will be the same or lower than the historical expense ratio of Pioneer America Income Trust after the Reorganization and has the potential to decrease further with asset growth. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to limit Pioneer Government Income Fund's Class B shares to 1.89% of the average daily net assets attributable to Class B shares through December 1, 2007. Although Pioneer Government Income Fund has historically not had Class R or Investor Class shares outstanding, these classes will be issued in the Reorganization, and the resulting expense ratio of each is expected to be approximately the same as the expense ratio of your fund's Class R and Investor Class shares.


     The Boards of both funds considered that each fund would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both funds estimate that these expenses in the aggregate will not exceed $84,500.

     The Boards of both funds considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The Boards of Trustees of both funds also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.


                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Series Trust IV, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Government Income Fund and that the interests of Pioneer Government Income Fund's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                              PIONEER BALANCED FUND
                        AND PIONEER CLASSIC BALANCED FUND



                                  PROPOSAL 1(b)


                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1(b) is approved, your fund will be reorganized into Pioneer Classic Balanced Fund, as described above.

     Each fund has substantially similar investment objectives and principal investment strategies, except that Pioneer Classic Balanced Fund's investment strategy focuses on value-oriented equity securities while your fund focuses on growth-oriented equity securities. The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Classic Balanced Fund.


     Comparison of Pioneer Balanced Fund to Pioneer Classic Balanced Fund



------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified, open-end investment                  A diversified series of Pioneer Series Trust IV,
                          management company organized as a Delaware          an open-end investment management
                          statutory trust.                                    company organized as a Delaware statutory
                                                                              trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets, as of         $121.9 million                                      $122.5 million
May 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and    Investment Adviser:
portfolio managers        Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
                          Portfolio Managers:                                 Portfolio Managers:

                          Day-to-day management of the fund's portfolio       Day-to-day management of the fund's portfolio
                          is the responsibility of co-managers Timothy        is the responsibility of co-managers John A.
                          Mulrenan (equity securities) and Richard            Carey and Walter Hunnewell, Jr. (equity
                          Schlanger (fixed income securities).                securities) and Kenneth J. Taubes (fixed
                          Mr. Mulrenan and Mr. Schlanger are supported        income securities). Mr. Carey, Mr. Hunnewell
                          by the fixed income team and the domestic           and Mr. Taubes are supported by the domestic
                          equity team. Members of these teams manage          equity team and the fixed income team.
                          other Pioneer funds that invest primarily in        Members of these teams manage other
                          fixed income securities and U.S. equity             Pioneer funds that invest primarily in fixed
                          securities, respectively. The portfolio managers    income securities and U.S. equity securities,
                          and the team also may draw upon the research        respectively. The portfolio managers and the
                          and investment management expertise of the          teams also may draw upon the research and
                          global research team, which provides                investment management expertise of the
                          fundamental research on companies and               global research team, which provides
                          includes members from Pioneer's affiliate,          fundamental research on companies and
                          Pioneer Investment Management Limited.              includes members from Pioneer's affiliate,
                          Mr. Mulrenan, a vice president, joined Pioneer      Pioneer Investment Management Limited.
                          in 1997 as an analyst and has managed               Mr. Carey is a director of portfolio
                          portfolios since 1998. Mr. Schlanger, a vice        management and an executive vice president
                          president, joined Pioneer as a portfolio            of Pioneer. Mr. Carey joined Pioneer as an
                          manager in 1988 after spending 12 years with        analyst in 1979. Mr. Hunnewell is a vice
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                        Irving Trust Company in New York, where he        president of Pioneer. He joined Pioneer in
                        had overall responsibility for managing nearly    August 2001 and has been an investment
                        $1.5 billion in fixed income assets.              professional since 1985. Prior to joining
                                                                          Pioneer, Mr. Hunnewell was an independent
                                                                          investment manager and a fiduciary of private
                                                                          asset portfolios from 2000 to 2001.
                                                                          Mr. Taubes is responsible for overseeing the
                                                                          U.S. and global fixed income teams. He joined
                                                                          Pioneer as a senior vice president in
                                                                          September 1998 and has been an investment
                                                                          professional since 1982.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective    The fund seeks capital growth and current         The fund seeks capital growth and current
                        income by actively managing investments in a      income through a diversified portfolio of
                        diversified portfolio of equity securities and    equity securities and bonds.
                        bonds.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments     Pioneer allocates each fund's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent
                        35% to 65% of each fund's net assets. For purposes of each fund's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as equity interests in real estate investment trusts (REITs), exchange-traded funds (ETFs) that invest primarily in equity securities and preferred stocks. Each fund's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of a fund's portfolio investments.

                        Debt securities in which each fund invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

                        Each fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.
                        Each fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Each fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation.

                        Each fund may invest in U.S. government securities. U.S. government securities include obligations:
                        directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the
                        Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the
                        Tennessee Valley Authority.

                        Each fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.
                        Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                        In pursuing its investment strategy, Pioneer Classic Balanced Fund may over time dispose of securities acquired through the reorganization in the ordinary course of business. This may result in Pioneer
                        Classic Balanced Fund realizing gains on previously existing Pioneer Balanced Fund holdings, which capital gains will be distributed to all of Pioneer Classic Balanced Fund's shareholders after the closing date, and incurring transactions costs. The amount of such gains and any transaction costs cannot be accurately estimated at this time. Pioneer intends to take such factors into consideration in selecting any portfolio positions for sale.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                        The fund's investments in mortgage-related
                        securities may include mortgage derivatives
                        and structured securities.
------------------------------------------------------------------------------------------------------------------------------------
                        The fund may invest up to 20% of its net              The fund may invest up to 25% of its total
                        assets in REITs.                                      assets in REITs.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies   In selecting equity securities, Pioneer seeks         In selecting equity securities, Pioneer uses a
                        securities selling at reasonable prices and then      value approach to select the fund's
                        holds these securities until the market values        investments. Using this investment style,
                        reflect their intrinsic values.                       Pioneer seeks securities selling at reasonable
                                                                              prices or substantial discounts to their
                                                                              underlying values and then holds these
                                                                              securities until the market values reflect their
                                                                              intrinsic values.
------------------------------------------------------------------------------------------------------------------------------------
                        Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

                        o Favorable expected returns relative to perceived risk

                        o Above average potential for earnings and revenue growth

                        o Low market valuations relative to earnings forecast, book value, cash flow and sales

                        o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economics of scale.

                        In selecting debt securities, Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

                        In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
------------------------------------------------------------------------------------------------------------------------------------
                         Pioneer generally sells a portfolio security
                         when it believes that the issuer no longer
                         offers the potential for above average earnings
                         and revenue growth. Pioneer makes that
                         determination based upon the same criteria it
                         uses to select portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments       Up to 10% of each fund's total assets may be invested in debt securities rated below investment grade, including convertible debt. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as
                        "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Each fund may invest in debt securities rated "D" or higher by a nationally recognized statistical rating organization.

                        For purposes of each fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, each fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of each fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives             The funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, neither fund uses derivatives as a primary investment technique and generally limits their use to hedging. However, each fund may use derivatives for a variety of non-principal purposes, including:

                        o As a hedge against adverse changes in market prices of securities, interest rates or currency exchange rates

                        o As a substitute for purchasing or selling securities

                        o To increase the fund's return as a non-hedging strategy that may be considered speculative

                        Even a small investment in derivatives can have a significant impact on the funds' exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the funds' other investments, the funds may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The funds will only invest in derivatives to the extent Pioneer believes these investments do not prevent the funds from seeking their investment objective.
------------------------------------------------------------------------------------------------------------------------------------

Temporary defensive     Normally, each fund invests substantially all of its assets to meet its investment objective. Each fund
strategies              may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a fund may not be able to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading      Each fund usually does not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the funds do a lot of trading, they may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges   The Class A shares of both funds have the same characteristics and fee structure.
and fees
                        o Class A shares are offered with initial sales charges up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds Distributor, Inc. ("PFD"), the funds'
                          distributor, of up to 4% declining as the size of your investment increases.

                        o There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.

                        o Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges   The Class B shares of both funds have the same characteristics and fee structure.
and fees
                        o Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds' distributor, at the time of your purchase of up to 4%.

                        o Class B shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. Both of these fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges   The Class C shares of both funds have the same characteristics and fee structure.
and fees
                        o Class C shares are offered without an initial sales charge.

                        o Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.

                        o Class C shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class sales    The Investor Class shares of both funds have the same characteristics and fee structure.
charges and fees
                        o Investor Class shares are offered without an initial sales charge.

                        o Investor Class shares are not subject to a contingent deferred sales charge.

                        o Investor Class shares are not subject to distribution and service (12b-1) fees.

                        o All Investor Class shares of a fund, whenever issued, convert to Class A shares of the fund on
                          December 10, 2006.
------------------------------------------------------------------------------------------------------------------------------------
Management fees         Both funds have the same management fee structure. Pioneer's annual fee is equal to 0.65% of each fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on the assets over $5 billion. The fee is accrued daily and paid monthly.

                        A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in Pioneer Balanced Fund's December 31, 2005 annual report to shareholders and in Pioneer
                        Classic Balanced Fund's statement of additional information, dated December 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares          You may buy shares from any investment firm that has a sales agreement with PFD, the funds' distributor.
                        You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                        Investor Class shares have been issued in connection with the Reorganization. The fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the fund's outstanding Investor Class shares. Holders of Investor Class Shares of the fund may be eligible to purchase Class A shares of the fund without paying a sales load, pursuant to the prospectus for that
                        Class. All Investor Class shares of the fund, whenever issued, convert to Class A shares of the fund on
                        December 10, 2006.

                        If you have an existing non-retirement account, you may purchase shares of a fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial
investment              Your initial investment must be at least $1,000 for Class A, Class B or Class C shares. Additional investments must be at least $100 for Class A shares, $500 for Class B shares or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase
amounts                 Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares.
                        There is no maximum purchase for Class A shares. These limits are applied on a per transaction basis.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares       You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange.
                        Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                        The fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the fund's outstanding Investor Class shares. Holders of Investor Class shares of the Fund may be eligible to purchase Class A shares of the fund without paying a sales load, pursuant to the prospectus for that Class. All Investor Class shares of the fund, whenever issued, convert to Class A shares of the fund on December 10, 2006.

                        After you establish an eligible fund account, you can exchange fund shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares          Your shares will be sold at net asset value per share next calculated after a fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                        If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
------------------------------------------------------------------------------------------------------------------------------------
Net asset value         Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m.
                        Eastern time).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Balanced Fund                             Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                        You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has substantially similar investment objectives and investment strategies, the funds are also subject to some of the same risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o The fund's equity investments do not have the growth potential originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     o  Value stocks fall out of favor with investors

     o The fund's assets remain undervalued or do not have the potential value originally expected

     Risks of debt securities. Each fund has risks associated with investing in debt securities. Each fund could underperform other investments if:

     o Interest rates go up causing the value of the fund's portfolio to decline

     o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     Non-U.S. securities risks. Each fund may invest in non-U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o  Withholding and other non-U.S. taxes may decrease the fund's return

     Risks of REITs. Both funds may invest in REITs but to different degrees. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     Risks of mortgage- and asset-backed securities and mortgage derivatives. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

     Pioneer Balanced Fund may invest in mortgage derivatives and structured securities that have imbedded leverage features. As a result, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


     Market segment risks. To the extent either fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.



The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended December 31, 2005, and (ii) for Pioneer Classic Balanced Fund, the expenses of Pioneer Classic Balanced Fund for the twelve-month period ended January 31, 2006. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on January 31, 2006.

                                                                          Combined
                                                                           Pioneer
                                                            Pioneer        Classic
                                               Pioneer      Classic       Balanced        Pioneer
                                              Balanced      Balanced        Fund         Balanced
                                                Fund          Fund       (Pro Forma        Fund
                                             (12 months    (12 months     12 months     (12 months
                                                ended        ended         ended          ended
                                             December 31,  January 31,   January 31,    December 31,
                                                2005)        2006)          2006)          2005)
                                             -----------   -----------   -----------    -----------
Shareholder transaction fees
 (paid directly from your investment)         Class A      Class A        Class A        Class B
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                               4.50%        4.50%          4.50%          None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                     None(1)       None(1)       None(1)             4%
Redemption fee as a percentage of
 amount redeemed, if applicable                  None         None           None           None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                   0.65%        0.65%          0.65%          0.65%
Distribution and Service (12b-1) Fee             0.25%        0.25%          0.25%          1.00%
Other Expenses                                   0.45%        0.37%          0.40%          0.65%
Total Annual Fund Operating Expenses(2)          1.35%        1.27%          1.30%          2.30%
-------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations          N/A          N/A          (0.14)%(3)       N/A
Net Expenses                                     1.35%        1.27%          1.16%(3)       2.30%

                                                            Combined                                 Combined
                                                             Pioneer                                  Pioneer
                                              Pioneer        Classic                     Pioneer      Classic
                                              Classic       Balanced       Pioneer       Classic     Balanced
                                              Balanced        Fund        Balanced       Balanced      Fund
                                                Fund       (Pro Forma       Fund           Fund     (Pro Forma
                                             (12 months     12 months    (12 months     (12 months   12 months
                                               ended         ended          ended         ended        ended
                                             January 31,   January 31,   December 31,   January 31,  January 31,
                                               2006)          2006)         2005)         2006)        2006)
                                             -----------   -----------   ------------   ----------   -----------
Shareholder transaction fees
 (paid directly from your investment)        Class B        Class B       Class C       Class C      Class C
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                              None           None          None          None         None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                         4%             4%            1%            1%           1%
Redemption fee as a percentage of
 amount redeemed, if applicable                 None           None          None          None         None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                  0.65%          0.65%         0.65%         0.65%        0.65%
Distribution and Service (12b-1) Fee            1.00%          1.00%         1.00%         1.00%        1.00%
Other Expenses                                  0.60%          0.59%         0.47%         0.43%        0.47%
Total Annual Fund Operating Expenses(2)         2.25%          2.24%         2.12%         2.08%        2.12%
-------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations         N/A          (0.18)%(3)      N/A           N/A        (0.06)%(3)
Net Expenses                                    2.25%          2.06%(3)      2.12%         2.08%        2.06%(3)

                                                                               Combined
                                                                                Pioneer
                                                                Pioneer         Classic
                                                Pioneer         Classic        Balanced
                                               Balanced         Balanced         Fund
                                                 Fund             Fund        (Pro Forma
                                              (12 months       (12 months      12 months
                                                 ended           ended           ended
                                              December 31,     January 31,     January 31,
                                                 2005)           2006)           2006)
                                              ------------     -----------     -----------
Shareholder transaction fees                  Investor        Investor        Investor
 (paid directly from your investment)          Class           Class            Class
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                              None            None            None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                      None            None            None
Redemption fee as a percentage of
 amount redeemed, if applicable                 None            None            None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                  0.65%            N/A            0.65%
Distribution and Service (12b-1) Fee            0.00%            N/A            0.00%
Other Expenses                                  0.49%            N/A            0.49%
Total Annual Fund Operating Expenses(2)         1.14%            N/A            1.14%




     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's operating expenses remain the same, and (e) Pioneer's contractual expense limitation for the combined Pioneer Classic Balanced Fund's Class A, Class B and Class C shares is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer Classic Balanced Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.


                                                                                         Combined
                                                                                          Pioneer
                                                                        Pioneer           Classic
Number of years                                       Pioneer           Classic        Balanced Fund
you own your shares                                Balanced Fund     Balanced Fund      (Pro Forma)
-------------------                                -------------     -------------      -----------
Class A -- assuming redemption at end of period
 Year 1 .......................................        $  581            $  574           $  563
 Year 3 .......................................        $  858            $  835           $  830
 Year 5 .......................................        $1,156            $1,116           $1,118
 Year 10 ......................................        $2,001            $1,915           $1,935
Class A -- assuming no redemption
 Year 1 .......................................        $  581            $  574           $  563
 Year 3 .......................................        $  858            $  835           $  830
 Year 5 .......................................        $1,156            $1,116           $1,118
 Year 10 ......................................        $2,001            $1,915           $1,935
Class B -- assuming redemption at end of period
 Year 1 .......................................        $  633            $  628           $  609
 Year 3 .......................................        $1,018            $1,003           $  983
 Year 5 .......................................        $1,330            $1,305           $1,284
 Year 10 ......................................        $2,397            $2,338           $2,323

                                                                                          Combined
                                                                                           Pioneer
                                                                         Pioneer           Classic
Number of years                                       Pioneer            Classic        Balanced Fund
you own your shares                                Balanced Fund      Balanced Fund      (Pro Forma)
-------------------                                -------------      -------------      -----------
Class B -- assuming no redemption
 Year 1 .......................................        $  233            $  228            $  209
 Year 3 .......................................        $  718            $  703            $  683
 Year 5 .......................................        $1,230            $1,205            $1,184
 Year 10 ......................................        $2,397            $2,338            $2,323
Class C -- assuming redemption at end of period
 Year 1 .......................................        $  315            $  311            $  309
 Year 3 .......................................        $  664            $  652            $  658
 Year 5 .......................................        $1,139            $1,119            $1,134
 Year 10 ......................................        $2,452            $2,410            $2,447
Class C -- assuming no redemption
 Year 1 .......................................        $  215            $  211            $  209
 Year 3 .......................................        $  664            $  652            $  658
 Year 5 .......................................        $1,139            $1,119            $1,134
 Year 10 ......................................        $2,452            $2,410            $2,447
Investor Class(4)
 Year 1 .......................................        $  116               N/A            $  116
 Year 3 .......................................        $  407               N/A            $  396
 Year 5 .......................................        $  719               N/A            $  698
 Year 10 ......................................        $1,606               N/A            $1,554


----------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(2) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(3) Net expenses in the table reflect the expense limitations that will be in effect upon the closing of the Reorganization, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2009 for Class A shares and through December 1, 2007 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. See the statement of additional information for details regarding the expense limitation agreement.

(4) The funds' Investor Class shares, whenever issued, convert to Class A shares of the fund on December 10, 2006.

Comparison of Fund Performance

     The bar charts show the year-by-year performance of each fund's Class A shares since inception. Class B, Class C and Investor Class shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

     Pioneer Balanced Fund began to invest for capital growth and current income in February 1997. Before that time, Pioneer Balanced Fund's objective was income from a portfolio of income producing bonds and stocks.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

            Pioneer Balanced Fund Annual Return -- Class A Shares*
                           (Year ended December 31)

'96             9.89
'97            13.92
'98             1.15
'99             3.14
'00             5.38
'01            -2.88
'02           -11.20
'03            15.99
'04             4.43
'05             3.24


----------


* During the period shown in the bar chart, Pioneer Balanced Fund's highest quarterly return was 8.99% for the quarter ended June 30, 2003, and the lowest quarterly return was (11.66)% for the quarter ended September 30, 2002. For the period from January 1, 2006 to June 30, 2006, Pioneer Balanced Fund's return was 0.00%.

     Pursuant to an agreement and plan of reorganization, the Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund (the predecessor fund) on September 23, 2005. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered classes of shares similar to the fund's Class A and Class B shares. As a result of the Reorganization, the fund is the accounting successor of the predecessor fund. The performance of the Class A and Class B shares of the fund set forth in the table below includes the performance of the predecessor fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Class C shares were not previously offered by the predecessor fund. The performance of the fund's Class C shares is based upon the performance of the predecessor fund's Class B shares as adjusted to reflect sales charges applicable to the fund's Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

       Pioneer Classic Balanced Fund's Annual Return -- Class A Shares*
                           (Year ended December 31)


'96            9.72
'97           20.84
'98           13.12
'99            1.32
'00           10.18
'01            4.61
'02           -6.86
'03           15.70
'04            7.60
'05            4.60


----------


* During the period shown in the bar chart, Pioneer Classic Balanced Fund's highest quarterly return was 10.62% for the quarter ended June 30, 2003 and the lowest quarterly return was (6.78)% for the quarter ended September 30, 2002. For the period January 1, 2006 to June 30, 2006, Pioneer Classic Balanced Fund's return was 5.60%.

                          Average Annual Total Return
                     (for periods ended December 31, 2005)



-------------------------------------------------------------------------------------------------------------------
                                                          1 Year      5 Years     10 Years          Since Inception
-------------------------------------------------------------------------------------------------------------------
Pioneer Balanced Fund
-------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                  (1.42)%       0.59%        3.55%               7.33%
                                                                                                        (5/17/68)
-------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions(1)               (1.75)%       0.10%        2.10%               3.68%
                                                                                                        (5/17/68)
-------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and              (0.75)%       0.24%        2.20%               3.67%
   Sale of Fund Shares(1)                                                                               (5/17/68)
-------------------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                  (1.71)%       0.59%        3.10%               4.14%
                                                                                                        (4/28/95)
-------------------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                                2.51%        0.54%         N/A                2.99%
                                                                                                        (1/31/96)
-------------------------------------------------------------------------------------------------------------------
  Investor Class -- Before Taxes                            3.62%         N/A          N/A                4.03%
                                                                                                       (12/10/04)
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                 4.91%        0.54%        9.07%              10.56%(6)
  (reflects no deduction for taxes)(3)
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(4)                     2.43%        5.87%        6.16%               8.75%(7)
  (reflects no deduction for taxes)
-------------------------------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                  (0.08)%       3.92%        7.33%               8.89%
                                                                                                       (12/19/91)(8)
-------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distribution(1)                (3.39)%       2.31%        4.92%               6.55%
                                                                                                       (12/19/91)(8)
-------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and               3.64%        2.76%        5.23%               6.62%
   Sale of Fund Shares(1)                                                                              (12/19/91)(8)
-------------------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                   0.35%        4.07%         N/A                5.48%
                                                                                                        (9/3/97)(8)
-------------------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                                3.90%        4.12%         N/A                5.51%
                                                                                                        (9/3/97)(8)
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                 4.91%        0.54%        9.07%              10.28%(9)
  (reflects no deduction for taxes)(3)
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit                           2.37%        6.11%        6.17%               6.77%(9)
  Bond Index (reflects no deduction for taxes)(5)
-------------------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(2) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

(3) The Standard & Poor's 500 Index is an unmanaged measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

(5) The Lehman Brothers Government/Credit Bond Index is an unmanaged index representative of U.S. government, U.S. Treasury and agency securities, and corporate bonds.

(6) Since January 1976. Index return information is not available for prior periods. Return of the index since the inception of Class B shares: 10.50%. Class C shares: 8.79%. Investor Class shares: 4.91%.

(7) Since January 1976. Index return information is not available for prior periods. Return of the index since the inception of Class B shares: 6.83%. Class C shares: 6.15%. Investor Class shares: 2.43%.

(8) Reflects the inception dates of the predecessor fund (the predecessor fund's Class B shares' inception date is applicable in the case of the fund's Class C shares). The fund began offering its Class C shares on September 23, 2005.

(9) Reflects the return of the index since the inception of Class A shares. The returns of the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index since the inception of Class B shares were 5.00% and 6.36%, respectively.

The most recent portfolio management discussion of each fund's performance is attached as Exhibit B.

                                CAPITALIZATION

     The following table sets forth the capitalization of each fund as of May 31, 2006 and the pro forma combined capitalization of both funds as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between May 31, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

                                                                                 Pro Forma
                                        Pioneer        Pioneer Classic     Pioneer Classic
                                     Balanced Fund      Balanced Fund       Balanced Fund
                                    (May 31, 2006)      (May 31, 2006)     (May 31, 2006)
                                    --------------      --------------     --------------
Net Assets .....................      $121,974,420        $122,542,870       $244,517,290
 Class A .......................      $ 89,269,427        $ 66,380,126       $155,649,553
 Class B .......................      $ 13,805,493        $ 20,275,959       $ 34,081,452
 Class C .......................      $ 10,689,666        $     93,681       $ 10,783,348
 Class Y .......................               N/A        $ 35,793,103       $ 35,793,103
 Investor Class ................      $  8,209,834                 N/A       $  8,209,834
Net Asset Value Per Share
 Class A .......................      $       9.95        $      11.15       $      11.15
 Class B .......................      $       9.81        $      11.08       $      11.08
 Class C .......................      $       9.89        $      11.15       $      11.15
 Class Y .......................               N/A        $      11.16       $      11.16
 Investor Class ................      $       9.95                 N/A       $      11.15
Shares Outstanding
 Class A .......................         8,973,784           5,954,311         13,960,538
 Class B .......................         1,407,743           1,829,566          3,075,549
 Class C .......................         1,080,603               8,399            967,113
 Class Y .......................               N/A           3,207,056          3,207,056
 Investor Class ................           824,995                 N/A            736,308

     It is impossible to predict how many shares of Pioneer Classic Balanced Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Classic Balanced Fund shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION


The Reorganization


     o The Reorganization is scheduled to occur as of the close of business on November 10, 2006, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer Classic Balanced Fund, and Pioneer Classic Balanced Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer Classic Balanced Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.


     o Pioneer Classic Balanced Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Pioneer Classic Balanced Fund.

     o Pioneer Classic Balanced Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Pioneer Classic Balanced Fund.

     o Pioneer Classic Balanced Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer Classic Balanced Fund.

     o Pioneer Classic Balanced Fund will issue to your fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to your fund's Investors Class shares. As part of the liquidation of your fund, these shares will immediately be distributed to Investor Class shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Investor Class shareholders of your fund will end up as Investor Class shareholders of Pioneer Classic Balanced Fund. All Investor Class shares of Pioneer Classic Balanced Fund, whenever issued, convert to Class A shares of Pioneer Classic Balanced Fund on December 10, 2006.

     o  After the shares are issued, your fund will be dissolved.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve the Agreement, the form of which is attached to this Proxy Statement/ Prospectus as Exhibit A and incorporated herein by this reference. The description of the Agreement contained herein, which include all the material provisions of the Agreement, is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the Reorganization, the combined fund's greater asset size may allow it, relative to your fund, to
(i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.


     Second, the long-term historical investment performance of Pioneer Classic Balanced Fund is higher than your fund. For the one, five and 10-year periods ended December 31, 2005, Class A shares of Pioneer Classic Balanced Fund had average annual total returns of -0.08% (one year); 3.92% (five year); and 7.33% (10 year), compared to average annual total returns of the Class A shares of Pioneer Balanced Fund of -1.42% (one year); 0.59% (five year); and 3.55% (10 year), during the same periods.


     Third, since the management fee rate is the same for both funds, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization. The historical total expenses of Pioneer Classic Balanced Fund for Class A, Class B and Class C shares are lower than Pioneer Balanced Fund's historical expenses for Class A, Class B and Class C shares. In addition, it is anticipated that the pro forma expense ratio for each class of shares will be lower than the historical expense ratio of Pioneer Balanced

Fund after the Reorganization and has the potential to decrease further with asset growth. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Pioneer Classic Balanced Fund's expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2009 for Class A shares and through December 1, 2007 for Class B and Class C shares. Although Pioneer Classic Balanced Fund has historically not had Investor Class shares outstanding, this class will be issued in the Reorganization, and the resulting expense ratio is expected to be approximately the same as the expense ratio of your fund's Investor Class shares.


     The Boards of both funds considered that each fund would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both funds estimate that these expenses in the aggregate will not exceed $78,500.

     The Boards of both funds considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The Boards of Trustees of both funds also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.


                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Series Trust IV, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Classic Balanced Fund and that the interests of Pioneer Classic Balanced Fund's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     PIONEER FLORIDA TAX FREE INCOME FUND
                                      AND
                        PIONEER AMT-FREE MUNICIPAL FUND


                                 PROPOSAL 1(c)


                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1(c) is approved, your fund will be reorganized into Pioneer AMT-Free Municipal Fund, as described above.


     Each fund has similar investment objectives and investment strategies. However, your fund is a non-diversified fund that invests primarily in Florida municipal securities that are exempt from Florida intangible personal property tax while Pioneer AMT-Free Municipal Fund is a diversified fund that invests in a broader range of municipal securities than your fund and its shares are not exempt from the Florida intangible personal property tax. In addition, your fund may invest in securities the income from which is a tax preference item for purposes of the federal alternative minimum tax while Pioneer AMT-Free Municipal Fund offers the benefit of avoiding income which is a tax preference item for non-corporate shareholders for purposes of the federal alternative minimum tax. The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer AMT-Free Municipal Fund.


Comparison of Pioneer Florida Tax Free Income Fund to Pioneer AMT-Free
                                Municipal Fund



------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                  A non-diversified series of Pioneer Series Trust   A diversified series of Pioneer Series Trust II,
                          IV, an open-end investment management              an open-end investment management company
                          company organized as a Delaware statutory trust.   organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets, as of         $39.2 million                                      $476.9 million
May 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and    Investment Adviser: Pioneer Investment Management, Inc. ("Pioneer")
portfolio managers
------------------------------------------------------------------------------------------------------------------------------------
                          Portfolio Manager:                                 Portfolio Managers:

                          Day-to-day management of the fund's portfolio      Day-to-day management of the fund's portfolio
                          is the responsibility of David Eurkus.             is the responsibility of Stephen C. Bauer, lead
                          Mr. Eurkus is supported by the fixed income        portfolio manager. Mr. Bauer is supported by
                          team. Members of this team manage other            David Eurkus, portfolio manager, and the fixed
                          Pioneer funds investing primarily in fixed         income team. Members of this team manage
                          income securities. The portfolio manager and       other Pioneer funds investing primarily in
                          the team also may draw upon the research and       fixed income securities. The portfolio
                          investment management expertise of Pioneer's       managers and the team also may draw upon
                          affiliate, Pioneer Investment Management           the research and investment management
                          Limited. Mr. Eurkus joined Pioneer as a senior     expertise of Pioneer's affiliate, Pioneer
                          vice president in January 2000 and has been        Investment Management Limited. Mr. Bauer
                          an investment professional since 1969.             joined Pioneer in November 2004. Prior to
                                                                             joining Pioneer, Mr. Bauer was president and
                                                                             director of Safeco Asset Management
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Company, and previously served as a portfolio
                                                                                manager of the fund's predecessor fund from
                                                                                1983 until Pioneer assumed management in
                                                                                August 2004. Mr. Eurkus joined Pioneer as a
                                                                                senior vice president in January 2000 and has
                                                                                been an investment professional since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       The fund seeks as high a level of current            The fund seeks as high a level of current
                           interest income exempt from federal income           interest income exempt from federal income
                           tax as is consistent with the relative stability     tax as is consistent with the relative stability
                           of capital.                                          of capital.

                           The fund's objective with respect to Florida         The investment objective of the fund is
                           intangible personal property tax is non-             fundamental and cannot be changed without
                           fundamental and may be revised without               shareholder approval.
                           shareholder approval. The fund will provide
                           shareholders with at least 60 days' notice prior to
                           elimination of this component of the objective.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and    Normally, the fund invests at least 80% of its       Normally, the fund invests at least 80% of its
related tax matters        net assets (plus the amount of borrowings, if        net assets (plus the amount of borrowings, if
                           any, for investment purposes) in securities the      any, for investment purposes) in investment
                           income from which is exempt from regular             grade municipal bonds with a maturity of
                           federal income tax and is not subject to the         more than one year, the interest on which is
                           alternative minimum tax for individuals and in a     exempt from regular federal income tax. The
                           manner so that its shares will be exempt from        fund will not invest in securities the interest
                           Florida intangible personal property tax. The        on which is a tax preference item for non-
                           fund may invest in securities the income from        corporate shareholders for purposes of the
                           which is a tax preference item for purposes of       federal alternative minimum tax. The fund's
                           the federal alternative minimum tax.                 policy of investing at least 80% of its net
                                                                                assets in investments the income from which
                           The fund invests primarily in investment             is exempt from regular federal income tax, as
                           grade securities.                                    well as its policy of not investing in securities
                                                                                the interest on which is a tax preference item
                           The fund may invest in tax-exempt securities of      for purposes of the federal alternative
                           issuers located outside the state of Florida.        minimum tax, are fundamental policies that
                                                                                may not be changed without shareholder
                           The fund may invest in securities with a broad       approval.
                           range of maturities and maintains an average
                           portfolio maturity which varies based upon the       The fund's shares are not exempt from the
                           judgment of Pioneer. Municipal securities with       Florida intangible personal property tax.
                           longer maturities are generally more volatile
                           than other fixed income securities with
                           shorter maturities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                The fund's investments include bonds, notes
                                                                                and other debt instruments issued by or on
                                                                                behalf of states, counties, municipalities,
                                                                                territories and possessions of the United
                                                                                States and the District of Columbia and their
                                                                                authorities, political subdivisions, agencies
                                                                                or instrumentalities.

                                                                                The fund will limit its investment in
                                                                                municipal securities whose issuers are located
                                                                                in the same state to less than 25% of the
                                                                                fund's total assets.

                                                                                The fund may invest in municipal securities of
                                                                                any maturity, although under normal
                                                                                circumstances it is anticipated that the fund
                                                                                will generally invest in longer-term
                                                                                investments. Municipal securities with longer
                                                                                maturities are generally more volatile than
                                                                                other fixed income securities with shorter
                                                                                maturities.

                                                                                In pursuing its investment strategy, Pioneer
                                                                                AMT-Free Municipal Fund may over time dispose
                                                                                of securities acquired through the
                                                                                reorganization in the ordinary course of
                                                                                business. This may result in Pioneer AMT-Free
                                                                                Municipal Fund realizing gains on previously
                                                                                existing Pioneer Florida Tax Free Income Fund
                                                                                holdings, which capital gains will be
                                                                                distributed to all of Pioneer AMT-Free
                                                                                Municipal Fund's shareholders after the
                                                                                closing date, and incurring transactions
                                                                                costs. The amount of such gains and any
                                                                                transaction costs cannot be accurately
                                                                                estimated at this time. Pioneer intends to
                                                                                take such factors into consideration in
                                                                                selecting any portfolio positions for sale.
------------------------------------------------------------------------------------------------------------------------------------
                           Each fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies      Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve each fund's investment objective. In assessing the appropriate maturity and rating weighting of each fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and affiliates who have access to a wide variety of research.
------------------------------------------------------------------------------------------------------------------------------------
Other investments          The fund may invest up to 20% of its net assets      The fund may invest up to 20% of its net assets in
                           in securities that are subject to regular federal    securities of other investment companies, investment
                           income tax, and which may be a preference            grade commercial paper, U.S. government securities
                           item for alternative minimum tax of individuals,     U.S. or foreign bank instruments and repurchase
                           including other investment companies,                agreements.
                           investment grade commercial paper, U.S.
                           government securities, U.S. or foreign bank
                           instruments and repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
                           Each fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax exempt bonds.
                           The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

                           Each fund may invest up to 10% of its net assets in debt securities rated below investment grade
                           (including securities in default) or, if unrated, of equivalent quality as determined by Pioneer.
                           Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Normally, each fund invests substantially all of its assets to meet its investment objective.
 strategies                Each fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a fund may not be able to achieve its investment objective. Each fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
 Short-term trading        Each fund usually does not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria.
                           If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                Each fund may use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, each fund may use derivatives for a variety of non-principal purposes, including:

                           o As a hedge against adverse changes in the market prices of securities or interest rates

                           o As a substitute for purchasing or selling securities

                           o To increase the fund's return as a non-hedging strategy that may be considered speculative

                           Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
                                           Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------

Class A sales charges      The Class A shares of both funds have the same characteristics and fee structure.
and fees
                           o Class A shares are offered with initial sales charges up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds Distributor, Inc. ("PFD"), the funds' distributor, of up to 4% declining as the size of your investment increases.

                           o There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.

                           o Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges      The Class B shares of both funds have the same characteristics and fee structure.
and fees
                           o Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds' distributor, at the time of your purchase of up to 4%.

                           o Class B shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. Both of these fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges      The Class C shares of both funds have the same characteristics and fee structure.
and fees
                           o Class C shares are offered without an initial sales charge.

                           o Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.

                           o Class C shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class Y sales charges      The Class Y shares of both funds have the same characteristics and fee structure.
and fees
                           o Class Y shares are offered without an initial sales charge.

                           o Class Y shares are not subject to a contingent deferred sales charge.

                           o Class Y shares are not subject to distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees            Both funds have the same management fee structure. Pioneer's annual fee for each fund is equal to
                           0.50% of the fund's average daily net assets on the first $250 million, 0.45% on assets greater than
                           $250 million to $750 million and 0.40% on assets greater than $750 million. The fee is accrued daily and paid monthly.

                           A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the Pioneer Florida Tax Free Income Fund's statement of additional information dated
                           December 1, 2005 and in Pioneer AMT-Free Municipal Fund's December 31, 2005 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------

Buying shares              You may buy shares from any investment firm that has a sales agreement with PFD, the funds'
                           distributor. You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                           If you have an existing non-retirement account, you may purchase shares of a fund by telephone or online.
                           Certain IRAs also may use the telephone purchase privilege.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial            Your initial investment must be at least $1,000 for Class A, Class B or Class C shares, and
investment                 $5,000,000 for Class Y shares. Additional investments must be at least $100 for Class A shares, $500 for Class B or Class C shares, and there is no minimum initial investment amount for Class Y shares.
                           You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase amounts   Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares.
                           There is no maximum purchase for Class A shares or Class Y shares. These limits are applied on a per transaction basis.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Florida Tax Free Income Fund                 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares         You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                           After you establish an eligible fund account, you can exchange fund shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares             Your shares will be sold at net asset value per share next calculated after a fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                           If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
------------------------------------------------------------------------------------------------------------------------------------
Net asset value            Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally
                           4:00 p.m. Eastern time).
------------------------------------------------------------------------------------------------------------------------------------
                           You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or
                           Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds


Principal risks for both funds

     Because each fund has similar investment objectives, investment strategies and principal investments, the funds are subject to some of the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the fund's investments to decline

     o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations

     o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

     o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     Although distributions of interest income from each fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gain on the sale of your shares, are not. You should consult a tax adviser about state and local taxes on your fund's distributions.

     Market segment risks. To the extent either fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. At times, more than 25% of the Pioneer AMT-Free Municipal Fund's assets may be invested in the same market segment.

Principal risks of investing in Pioneer Florida Tax Free Income Fund

     Concentration risk. Because Pioneer Florida Tax Free Income Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse. Because the fund invests primarily in securities issued by Florida and its municipalities, it is more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may adversely affect the overall Florida municipal market.


     Non-diversification risk. Pioneer Florida Tax Free Income Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer. Pioneer Florida Tax Free Income Fund generally invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.



The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended January 31, 2006, and (ii) for Pioneer AMT-Free Municipal Fund, the expenses of Pioneer AMT-Free Municipal Fund for the twelve-month period ended December 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on December 31, 2005.




                                                                             Combined
                                                 Pioneer                      Pioneer        Pioneer
                                                 Florida       Pioneer       AMT-Free        Florida
                                                Tax Free      AMT-Free       Municipal      Tax-Free
                                                 Income       Municipal        Fund          Income
                                                  Fund          Fund        (Pro Forma        Fund
                                               (12 months    (12 months      12 months     (12 months
                                                 ended          ended          ended         ended
                                               January 31,   December 31,   December 31,   January 31,
                                                  2005)         2005)          2005)          2006)
                                               -----------   ------------   ------------   -----------
Shareholder transaction fees
 (paid directly from your investment)           Class A       Class A        Class A        Class B
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                                 4.50%         4.50%          4.50%          None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                       None(1)       None(1)        None(1)             4%
Redemption fee as a percentage of
 amount redeemed, if applicable                    None          None           None           None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                     0.50%         0.50%          0.50%          0.50%
Distribution and Service (12b-1) Fee               0.25%         0.25%          0.25%          1.00%
Other Expenses                                     0.36%         0.41%          0.32%          0.39%
Total Annual Fund Operating Expenses(2)            1.11%         1.16%          1.07%          1.89%
---------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations          (0.29)%(3)    (0.29)%(4)     (0.25)%(5)     (0.17)%(3)
Net Expenses                                       0.82%(3)      0.87%(4)       0.82%(5)       1.72%(3)

                                                             Combined                                          Combined
                                                              Pioneer          Pioneer                         Pioneer
                                               Pioneer       AMT-Free          Florida          Pioneer        AMT-Free
                                              AMT-Free       Municipal        Tax-Free         AMT-Free       Municipal
                                              Municipal        Fund            Income          Municipal         Fund
                                                Fund        (Pro Forma          Fund             Fund         (Pro Forma
                                             (12 months      12 months       (12 months       (12 months      12 months
                                                ended          ended           ended             ended           ended
                                             December 31,   December 31,     January 31,      December 31,    December 31,
                                                2005)          2005)            2006)            2005)          2005)
                                             ------------   ------------     -----------      ------------    ------------
Shareholder transaction fees
 (paid directly from your investment)         Class B        Class B          Class C          Class C        Class C
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                               None           None             None             None            None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                          4%             4%               1%               1%             1%
Redemption fee as a percentage of
 amount redeemed, if applicable                  None           None             None             None            None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                   0.50%          0.50%             0.50%           0.50%          0.50%
Distribution and Service (12b-1) Fee             1.00%          1.00%             1.00%           1.00%          1.00%
Other Expenses                                   0.18%          0.12%             0.59%           0.13%          0.15%
Total Annual Fund Operating Expenses(2)          1.68%          1.62%             2.09%           1.63%          1.65%
----------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations         0.00%           N/A             (0.37)%(3)       0.00%           N/A
Net Expenses                                     1.68%(4)       1.62%(5)          1.72%(3)        1.63%(4)       1.65%(5)

                                                                              Combined
                                             Pioneer                          Pioneer
                                             Florida          Pioneer         AMT-Free
                                             Tax-Free        AMT-Free        Municipal
                                              Income         Municipal          Fund
                                               Fund            Fund          (Pro Forma
                                            (12 months      (12 months       12 months
                                              ended            ended           ended
                                           January 31,     December 31,     December 31,
                                              2006)            2005)           2005)
                                           -----------     ------------     ------------
Shareholder transaction fees
 (paid directly from your investment)       Class Y          Class Y          Class Y
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                             None             None             None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                     None             None             None
Redemption fee as a percentage of
 amount redeemed, if applicable                None             None             None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                 0.50%             N/A             0.50%
Distribution and Service (12b-1) Fee           0.00%             N/A             0.00%
Other Expenses                                 0.34%             N/A             0.06%
Total Annual Fund Operating Expenses2          0.84%             N/A             0.56%



     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer AMT-Free Municipal Fund's Class A shares is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer AMT-Free Municipal Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.


                                                                                              Combined
                                                                                              Pioneer
                                                        Pioneer             Pioneer           AMT-Free
Number of years                                    Florida Tax Free        AMT-Free        Municipal Fund
you own your shares                                   Income Fund       Municipal Fund      (Pro Forma)
-------------------                                   -----------       --------------      -----------
Class A -- assuming redemption at end of period
 Year 1 ...........................................     $  530              $  563             $  530
 Year 3 ...........................................     $  759              $  802             $  751
 Year 5 ...........................................     $1,007              $1,060             $  990
 Year 10 ..........................................     $1,716              $1,796             $1,675
Class A -- assuming no redemption
 Year 1 ...........................................     $  530              $  563             $  530
 Year 3 ...........................................     $  759              $  802             $  751
 Year 5 ...........................................     $1,007              $1,060             $  990
 Year 10 ..........................................     $1,716              $1,796             $1,675
Class B -- assuming redemption at end of period
 Year 1 ...........................................     $  575              $  571             $  565
 Year 3 ...........................................     $  877              $  830             $  811
 Year 5 ...........................................     $1,106              $1,013             $  981
 Year 10 ..........................................     $1,994              $1,849             $1,775

                                                                                              Combined
                                                                                              Pioneer
                                                        Pioneer             Pioneer           AMT-Free
Number of years                                    Florida Tax Free        AMT-Free        Municipal Fund
you own your shares                                   Income Fund       Municipal Fund      (Pro Forma)
-------------------                                   -----------       --------------      -----------
Class B -- assuming no redemption
 Year 1 ........................................        $  175              $  272             $  165
 Year 3 ........................................        $  577              $  835             $  511
 Year 5 ........................................        $1,006              $1,425             $  881
 Year 10 .......................................        $1,994              $2,810             $1,775
Class C -- assuming redemption at end of period
 Year 1 ........................................        $  275              $  365             $  268
 Year 3 ........................................        $  619              $  814             $  520
 Year 5 ........................................        $1,090              $1,390             $  897
 Year 10 .......................................        $2,391              $2,954             $1,955
Class C -- assuming no redemption.
 Year 1 ........................................        $  175              $  265             $  168
 Year 3 ........................................        $  619              $  814             $  520
 Year 5 ........................................        $1,090              $1,390             $  897
 Year 10 .......................................        $2,391              $2,954             $1,955
Class Y
 Year 1 ........................................        $   86                N/A              $   57
 Year 3 ........................................        $  268                N/A              $  179
 Year 5 ........................................        $  466                N/A              $  313
 Year 10 .......................................        $1,037                N/A              $  701


----------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(2) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(3) The expenses in the table above reflect the expense limitations currently in effect under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 0.82%, 1.72% and 1.72% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2008 for Class A shares and through December 1, 2007 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(4) The expenses in the table above reflect the expense limitations currently in effect under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 0.87%, 1.77% and 1.77% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2007 for Class A, Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(5) Net expenses in the table reflect the expense limitation that will be in effect upon the closing of the Reorganization, under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 0.82% of the average daily net assets attributable to Class A shares. This expense limitation is in effect from the closing date of the Reorganization through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

Comparison of Fund Performance

     The bar charts show the year-by-year performance of each fund's Class A shares since inception. Class B, Class C, Class Y and Investor Class shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

     Pursuant to an agreement and plan of reorganization, Pioneer Florida Tax Free Income Fund acquired the assets and liabilities of AmSouth Florida Tax-Exempt Fund (the predecessor fund) on September 23, 2005. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered classes of shares similar to the fund's Class A, Class B and Class Y shares. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. The performance of the Class A, Class B and Class Y shares of the fund includes the performance of the predecessor fund's Class A, Class B and Class I shares prior to the Reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Class C shares were not previously offered by the predecessor fund. The performance of the fund's Class C shares set forth in the table below is based upon the performance of the predecessor fund's Class B shares as adjusted to reflect sales charges applicable to the fund's Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


    Pioneer Florida Tax Free Income Fund's Annual Return -- Class A Shares*
                           (Year ended December 31)


'96             3.60
'97             6.54
'98             5.44
'99            -1.33
'00             8.36
'01             4.47
'02             8.43
'03             3.04
'04             1.38
'05             0.93

----------

* During the period shown in the bar chart, Pioneer Florida Tax Free Income Fund's highest quarterly return was 3.89% for the quarter ended September 30, 2002 and the lowest quarterly return was (2.12)% for the quarter ended June 30, 2004. For the period from January 1, 2006 to June 30, 2006, Pioneer Florida Tax Free Income Fund's return was (0.07%).

     Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of Safeco Municipal Bond Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged its assets for Investor Class shares of the fund. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. The fund's Investor Class shares are not offered through this prospectus. The performance of Class A, Class B and Class C shares of Pioneer AMT-Free Municipal Fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


      Pioneer AMT-Free Municipal Fund's Annual Return -- Class A Shares*
                           (Year ended December 31)


'97             10.17
'98              5.75
'99             -6.49
'00             13.75
'01              4.91
'02              9.98
'03              5.66
'04              5.45
'05              4.80

----------


* During the period shown in the bar chart, Pioneer AMT-Free Municipal Fund's highest quarterly return was 6.02% for the quarter ended September 30, 2002, and the lowest quarterly return was (2.70)% for the quarter ended June 30, 2004. For the period from January 1, 2006 to June 30, 2006, Pioneer AMT-Free Municipal Fund's return was 0.19%.

                          Average Annual Total Return
                     (for periods ended December 31, 2005)



----------------------------------------------------------------------------------------------------------
                                                  1 Year       5 Years     10 Years     Since Inception(1)
----------------------------------------------------------------------------------------------------------
Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                          (3.59)%        2.66%        3.56%           4.03%
                                                                                             (9/30/94)
----------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions(2)       (3.75)%        2.59%        3.49%           3.96%
----------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and      (1.43)%        2.68%        3.53%           3.95%
   Sale of Fund Shares(2)
----------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                          (3.88)%        2.81%         N/A            2.79%
                                                                                             (3/16/99)
----------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes                           0.07%         2.82%         N/A            2.80%
                                                                                             (3/16/99)
----------------------------------------------------------------------------------------------------------
  Class Y -- Before Taxes(3)                        1.00%         3.75%        4.16%           4.56%
                                                                                             (9/30/94)
----------------------------------------------------------------------------------------------------------
Merrill Lynch 1-12 Year Municipal Bond Index        1.87%         5.11%        5.35%           5.85%
  (reflects no deduction for taxes)(4)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                  1 Year       5 Years     10 Years     Since Inception(5)
----------------------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund
----------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                           0.07%         5.17%         N/A            5.34%
                                                                                             (9/30/96
----------------------------------------------------------------------------------------------------------)
  Class A -- After Taxes on Distribution(2)        (0.28)%        3.58%         N/A            3.52%
----------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and       1.91%         3.68%         N/A            3.57%
   Sale of Fund Shares(2)
----------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                           0.09%         5.33%         N/A            5.21%
                                                                                             (9/30/96)
----------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes                           3.77%          N/A          N/A            4.32%
                                                                                             (10/1/03)
----------------------------------------------------------------------------------------------------------
  Investor Class -- Before Taxes                    4.88%         6.40%        5.90%           9.27%
                                                                                             (11/18/81)
----------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                3.51%         5.59%       10.71%           5.98%(7)
  (reflects no deduction for taxes)(6)
----------------------------------------------------------------------------------------------------------


(1) Reflects the inception dates of the predecessor fund (Class B shares' inception date in the case of the fund's Class C shares). Inception of Class C shares was September 23, 2005.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(3) Performance prior to commencement of operations of Class I shares of the predecessor fund on September 2, 1997, is based on the performance of the predecessor fund's Class A shares (without sales charge).

(4) The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Reflects the return of the index since the inception of Class A and Class Y shares. The return of the index since the inception of Class B and Class C shares is 5.07%.

(5) Inception date of the predecessor fund's applicable share class. The fund's Class A, Class B, Class C and Investor Class shares commenced operations on December 13, 2004.

(6) The Lehman Brothers Municipal Bond Index measures investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.

(7) Reflects the return of the index since the inception of Class A and Class B shares. Index returns since the inception of the other classes are as follows: Class C shares: 4.58%. Investor Class shares: 8.88%.

The most recent portfolio management discussion of each fund's performance is attached as Exhibit B.


                                CAPITALIZATION

     The following table sets forth the capitalization of each fund as of May 31, 2006 and the pro forma combined capitalization of both funds as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between May 31, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.




                                                                             Pro Forma
                                       Florida                                Pioneer
                                      Tax Free            AMT-Free            AMT-Free
                                     Income Fund       Municipal Fund      Municipal Fund
                                     -----------       --------------      --------------
Net Assets (millions) .........     $ 39,243,472       $ 476,943,236       $ 516,186,708
 Class A ......................     $  1,376,611       $  25,601,741       $  26,978,352
 Class B ......................     $  1,776,390       $   3,625,131       $   5,401,521
 Class C ......................     $      9,701       $   2,560,626       $   2,570,327
 Class Y ......................     $ 36,080,770                 N/A       $  36,080,770
 Investor Class ...............              N/A       $ 445,155,737       $ 445,155,737
Net Asset Value Per Share
 Class A ......................     $      10.18       $       13.97       $       13.97
 Class B ......................     $      10.14       $       13.91       $       13.91
 Class C ......................     $      10.17       $       13.88       $       13.88
 Class Y ......................     $      10.17                 N/A       $       13.97
 Investor Class ...............              N/A       $       13.91       $       13.91
Shares Outstanding
 Class A ......................          135,169           1,832,245           1,930,786
 Class B ......................          175,238             260,572             388,278
 Class C ......................              954             184,436             185,134
 Class Y ......................        3,546,088                 N/A           2,593,873
 Investor Class ...............              N/A          32,005,154          32,005,154


     It is impossible to predict how many shares of Pioneer AMT-Free Municipal Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer AMT-Free Municipal Fund shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization


     o The Reorganization is scheduled to occur as of the close of business on November 10, 2006, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer AMT-Free Municipal Fund, and Pioneer AMT-Free Municipal Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer AMT-Free Municipal Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.


     o Pioneer AMT-Free Municipal Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Pioneer AMT-Free Municipal Fund.

     o Pioneer AMT-Free Municipal Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Pioneer AMT-Free Municipal Fund.

     o Pioneer AMT-Free Municipal Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer AMT-Free Municipal Fund.

     o Pioneer AMT-Free Municipal Fund will issue to your fund Class Y shares with an aggregate net asset value equal to the net assets attributable to your fund's Class Y shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class Y shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class Y shareholders of your fund will end up as Class Y shareholders of Pioneer AMT-Free Municipal Fund.

     o After the shares are issued, your fund will be dissolved.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve the Agreement, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A and incorporated herein by this reference. The description of the Agreement contained herein, which include all the material provisions of the Agreement, is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the Reorganization, the combined fund's greater asset size may allow it, relative to your fund, to
(i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.


     Second, the long-term historical investment performance of Pioneer AMT-Free Municipal Fund is higher than your fund. For the one and five year periods ended December 31, 2005, Class A shares of Pioneer AMT-Free Municipal Fund had average annual total returns of 0.07% (one year) and 5.17% (five year), compared to average annual total returns of the Class A shares of Pioneer Florida Tax Free Income Fund of -3.59% (one year) and 2.66% (five year), during the same periods.

     Third, since the management fee rate is the same for both funds, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization. The Reorganization would however result in Pioneer AMT-Free Municipal Fund's assets exceeding the second breakpoint level ($500 million) in the fund's management fee schedule. If assets were to continue to grow the effective rate of the combined fund's management fee will be reduced as a result. With the exception of Class A shares, the historical total expenses of Pioneer AMT-Free Municipal Fund's shares are lower than Pioneer Florida Tax Free Income Fund's historical total expenses for its shares. In addition, it is anticipated that the pro forma expense ratio for each class of shares will be the same or lower than the historical expense ratio of Pioneer Florida Tax Free Income Fund after the Reorganization and has the potential to decrease further with asset growth. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to limit Pioneer AMT-Free Municipal Fund's Class A shares to 0.82% of the average daily net assets attributable to Class A shares through May 1, 2008.


     Fourth, the Board was presented with information and considered that Pioneer AMT-Free Municipal Fund's shares are not exempt from the Florida state intangible personal property tax. However, the Board also considered the fact that Pioneer AMT-Free Municipal Fund offers the benefit of not investing in any securities the income from which is a preference item for purposes of the alternative minimum tax, whereas Pioneer Florida Tax Free Income Fund may invest up to 20% of its assets in such securities.


     The Boards of both funds considered that each fund would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both funds estimate that these expenses in the aggregate will not exceed $46,500.

     The Boards of both funds considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The Boards of Trustees of both funds also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Series Trust II, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer AMT-Free Municipal Fund and that the interests of Pioneer AMT-Free Municipal Fund's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                          PIONEER FOCUSED EQUITY FUND
                                      AND
                             PIONEER RESEARCH FUND


                                 PROPOSAL 1(d)


                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1(d) is approved, your fund will be reorganized into Pioneer Research Fund, as described above.

     Although each fund has the same investment objective, your fund is a non-diversified fund that may invest a significant portion of its assets in equity securities of mid- and large-cap companies, as well as a greater portion of its assets in non-U.S. securities, than Pioneer Research Fund. Pioneer Research Fund is a diversified fund that invests primarily in equity securities of U.S. issuers. The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Research Fund.


      Comparison of Pioneer Focused Equity Fund to Pioneer Research Fund




------------------------------------------------------------------------------------------------------------------------------------
                                  Pioneer Focused Equity Fund                             Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                  A non-diversified series of Pioneer Series Trust   A diversified, open-end investment
                          IV, an open-end investment management              management company organized as a
                          company organized as a Delaware statutory trust.   Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets, as of         $76.6 million                                      $90.4 million
May 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and    Investment Adviser:
portfolio managers        Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
                          Investment Subadviser:
                          OakBrook Investments, LLC ("OakBrook" or "subadviser")
------------------------------------------------------------------------------------------------------------------------------------
                          Portfolio Managers:                                Portfolio Managers:

                          Day-to-day management of the fund's portfolio      Day-to-day management of the fund's portfolio
                          is the responsibility of a team of investment      is the responsibility of a team of analysts that
                          professionals, all of whom take part in the        coordinate the fundamental research on
                          decision making process. Dr. Neil Wright,          companies provided by our global research
                          Ms. Janna Sampson and Dr. Peter Jankovskis         department and includes members from
                          are the team members and have been the             Pioneer's affiliate, Pioneer Investment
                          portfolio managers of the Fund since its           Management Limited. John Peckham, vice
                          inception. Each of the portfolio managers has      president, analyst and U.S. Equity Research
                          been with OakBrook since 1998. Dr. Wright is       Coordinator, is responsible for coverage of
                          OakBrook's President and Chief Investment          U.S. electric utilities, gas utilities and
                          Officer. Ms. Sampson is OakBrook's Director of     independent power producers. Prior to joining
                          Portfolio Management. Dr. Jankovskis is            Pioneer in 2002, Mr. Peckham was a senior
                          OakBrook's Director of Research.                   manager with Deloitte Consulting's energy
                                                                             industry practice in Cleveland and Boston.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Focused Equity Fund                              Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                            During his nearly five years with Deloitte
                                                                            Consulting, Mr. Peckham provided strategy
                                                                            and financial advisory services to a wide
                                                                            range of energy and manufacturing industry
                                                                            clients. J. Clarkson Williams, vice president
                                                                            and senior analyst, is responsible for coverage
                                                                            of the telecommunications services sector.
                                                                            Mr. Williams joined Pioneer in 1995 as an
                                                                            equity analyst covering the European region.
                                                                            In 2000 Mr. Williams joined the U.S. domestic
                                                                            equity research team as a senior analyst
                                                                            covering wireline telecommunications
                                                                            companies. Bradley T. Galko, vice president
                                                                            and senior analyst, is responsible for coverage
                                                                            of capital goods and industrials. Prior to
                                                                            joining Pioneer in 2001, Mr. Galko spent ten
                                                                            years with Morgan Stanley in their Mergers &
                                                                            Acquisitions, Corporate Strategy and Equity
                                                                            Research departments.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     Each fund seeks long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      Normally, the fund invests at least 80% of its     Normally, the fund invests at least 80% of its
                         net assets (plus the amount of borrowings, if      net assets (plus the amount of borrowings, if
                         any, for investment purposes) in equity            any, for investment purposes) in equity
                         securities. The fund may invest a significant      securities, primarily of U.S. issuers.
                         portion of its assets in equity securities of
                         medium- and large-capitalization companies.        In pursuing its investment strategy, Pioneer
                         Consequently, the fund will be subject to the      Research Fund may over time dispose of
                         risks of investing in companies with market        securities acquired through the reorganization
                         capitalizations of $1.5 billion or more.           in the ordinary course of business. This may
                                                                            result in Pioneer Research Fund realizing
                         The fund will provide written notice to            gains on previously existing Pioneer Focused
                         shareholders at least 60 days prior to any         Equity Fund holdings, which capital gains will
                         change to the requirement that it invest at least  be distributed to all of Pioneer Research
                         80% of its assets in equity securities.            Fund's shareholders after the closing date,
                                                                            and incurring transactions costs. The amount
                         The fund may invest up to 25% of its total         of such gains and any transaction costs
                         assets in equity and debt securities of non-       cannot be accurately estimated at this time.
                         U.S. corporate issuers and debt securities of      Pioneer intends to take such factors into
                         non-U.S. government issuers, including             consideration in selecting any portfolio
                         securities of emerging markets issuers. The        positions for sale.
                         fund invests in non-U.S. securities to diversify
                         its portfolio when they offer similar or greater
                         potential for capital appreciation compared to
                         U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
                        For purposes of each fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Focused Equity Fund                           Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    Pioneer has engaged OakBrook to act as the         Pioneer uses a valuation-conscious approach
                         fund's subadviser under Pioneer's supervision.     to select the fund's investments based upon
                         The subadviser seeks securities that its           the recommendations of Pioneer's research
                         believes possess a dominant market share and       team. Pioneer's research team supports the
                         have barriers, such as a patent or well-known      portfolio management teams that manage
                         brand name, that may shield their market share     various Pioneer equity funds and provides
                         and profits from competitors. The subadviser       rankings for a universe of large and mid cap
                         continuously monitors a universe of companies      issuers that are publicly traded in the U.S. and
                         possessing "market power" to look for              abroad. The fund seeks to benefit from this
                         opportunities to purchase these stocks at          research effort by selecting securities that are
                         reasonable prices. "Market power" is a             highly ranked by the research team and selling
                         combination of dominant market share and a         at reasonable prices or substantial discounts
                         barrier that protects that market share. In        to their underlying values. From the universe
                         selecting individual securities, the subadviser    of highly ranked securities, the research team
                         looks for companies that appear undervalued.       constructs a portfolio that is diversified and
                         The subadviser then conducts a fundamental         reflective of overall sector weightings in the
                         analysis of the stock, the industry and the        fund's benchmark index. A security will not be
                         industry structure. The subadviser then            included in the portfolio simply because it is
                         purchases securities of those companies            highly ranked by the research team. A security
                         whose market power, in the subadviser's            may be sold if its ranking by the research
                         opinion, is intact. As a result, the subadviser    team is reduced or the security price reaches
                         may focus on a relatively limited number of        a reasonable valuation.
                         securities (i.e., generally 25 or fewer).
                                                                            Pioneer's research team evaluates a security's
                         The subadviser relies on the knowledge,            potential value based on the company's assets
                         experience and judgment of its staff that have     and prospects for earning growth. In making
                         access to a wide variety of research. The          that assessment, it employs due diligence and
                         subadviser focuses on the quality and price of     fundamental research, and an evaluation of the
                         individual issuers, not on economic sector or      issuer based on its financial statements and
                         market-timing strategies.                          operations. The research team focuses on the
                                                                            quality and price of individual issuers, not on
                                                                            economic sector or market-timing strategies.
                                                                            The fund's portfolio includes securities from
                                                                            a broad range of market sectors that have
                                                                            received favorable rankings from the
                                                                            research team.

                                                                            Factors Pioneer looks for in selecting
                                                                            investments include:

                                                                            o Favorable expected returns relative to
                                                                              perceived risk

                                                                            o Above average potential for earnings and
                                                                              revenue growth

                                                                            o Low market valuations relative to earnings
                                                                              forecast, book value, cash flow and sales

                                                                            o A sustainable competitive advantage,
                                                                              such as a brand name, customer base,
                                                                              proprietary technology or economies
                                                                              of scale.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Focused Equity Fund                           Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments      The fund may invest up to 20% of its total        The fund may invest up to 10% of its total
                       assets in debt securities of corporate and        assets in equity securities of non-U.S.
                       government issuers. Generally the fund            corporate issuers and debt securities of
                       acquires debt securities that are investment      non-U.S. corporate and government issuers.
                       grade, but the fund may invest up to 5% of its    The fund will not invest more than 5% of its
                       total assets in below investment grade debt       total assets in the securities of emerging
                       securities issued by both U.S. and non-U.S.       markets issuers. The fund invests in non-U.S.
                       corporate and government issuers, including       securities to diversify its portfolio when they
                       below investment grade convertible debt           offer similar or greater potential for capital
                       securities. The fund invests in debt securities   appreciation compared to U.S. securities.
                       when the subadviser believes they are             Investing in non-U.S. issuers may involve
                       consistent with the fund's investment             unique risks compared to investing in
                       objective, long-term capital growth, or for       securities of U.S. issuers.
                       greater liquidity.
                                                                         The fund may invest a portion of its assets
                                                                         not invested in equity securities in debt
                                                                         securities of corporate and government
                                                                         issuers. Generally the fund may acquire
                                                                         investment grade debt securities that are
                                                                         issued by both U.S. and non-U.S. corporate
                                                                         and government issuers, but the fund may
                                                                         invest up to 5% of its net assets in below
                                                                         investment grade debt securities, including
                                                                         convertible debt securities. The fund invests in
                                                                         debt securities when Pioneer believes they are
                                                                         consistent with the fund's investment objective
                                                                         of long-term capital growth, to diversify the
                                                                         fund's portfolio or for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    Normally, each fund invests substantially all of its assets to meet its investment objective. Each
strategies             fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a fund may not be able to achieve its investment objective. Each fund intends to adopt a defensive strategy when Pioneer (or the subadviser, as the case may be) believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading     Each fund usually does not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Focused Equity Fund                                Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivatives            Each fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, each fund may use derivatives for a variety of non-principal purposes, including:

                       o As a hedge against adverse changes in market prices of securities, interest rates or currency exchange rates

                       o As a substitute for purchasing or selling securities

                       o To increase the fund's return as a non-hedging strategy that may be considered speculative

                       Even a small investment in derivatives can have a significant impact on the funds' exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the funds' other investments, the funds may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The funds will only invest in derivatives to the extent Pioneer (or the subadviser, as the case may be) believes these investments do not prevent the funds from seeking their investment objective.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Classes of Shares,Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Focused Equity Fund                                Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------

Class A sales charges  The Class A shares of both funds have the same characteristics and fee structure.
and fees
                       o Class A shares are offered with initial sales charges up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds Distributor, Inc. ("PFD"), the funds'
                         distributor, of up to 5% declining as the size of your investment increases.

                       o There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.

                       o Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges  o The Class B shares of both funds have the same characteristics and fee structure.
and fees
                       o Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds' distributor, at the time of your purchase of up to 4%.

                       o Class B shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. Both of these fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Classes of Shares,Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Focused Equity Fund                                Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges  The Class C shares of both funds have the same characteristics and fee structure.
and fees
                       o Class C shares are offered without an initial sales charge.

                       o Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.

                       o Class C shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class Y sales charges  The Class Y shares of both funds have the same characteristics and fee structure.
and fees
                       o Class Y shares are offered without an initial sales charge.

                       o Class Y shares are not subject to a contingent deferred sales charge.

                       o Class Y shares are not subject to distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees        Pioneer's annual fee is equal to 0.65% of the     Pioneer's annual fee is equal to 0.75% of the
                       fund's average daily net assets up to $1 billion, fund's average daily net assets up to $1 billion
                       0.60% of the next $4 billion and 0.55% on the     and 0.70% of the assets over $1 billion. The
                       assets over $5 billion. The fee is accrued daily  fee is accrued daily and paid monthly.
                       and paid monthly.
------------------------------------------------------------------------------------------------------------------------------------
                       A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the Pioneer Focused Equity Fund's statement of additional information dated December 1, 2005 and in Pioneer Research Fund's December 31, 2005 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
                                                            Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Focused Equity Fund                                Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------

Buying shares          You may buy shares from any investment firm that has a sales agreement with PFD, the funds' distributor.
                       You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                       If you have an existing non-retirement account, you may purchase shares of a fund by telephone or online.
                       Certain IRAs also may use the telephone purchase privilege.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial        Your initial investment must be at least $1,000 for Class A, Class B or Class C shares, and investment
                       $5,000,000 for Class Y shares. Additional investments must be at least $100 for Class A shares, $500 for
                       Class B or Class C shares, and there is no minimum initial investment amount for Class Y shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase       Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. There
amounts                is no maximum purchase for Class A shares or Class Y shares. These limits are applied on a per transaction basis.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                            Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer Focused Equity Fund                                Pioneer Research Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares      You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange.
                       Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                       After you establish an eligible fund account, you can exchange fund shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares         Your shares will be sold at net asset value per share next calculated after a fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                       If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
------------------------------------------------------------------------------------------------------------------------------------
Net asset value        Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m.
                       Eastern time).
------------------------------------------------------------------------------------------------------------------------------------
                       You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has the same investment objective and similar investment policies and strategies, the funds are subject to some of the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o  Value stocks fall out of favor with investors

     o Pioneer Focused Equity Fund does not have the growth potential originally expected

     o Pioneer Research Fund's investments remain undervalued or do not have the potential value originally expected

     Market segment risks. To the extent either fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Non-U.S. securities risks. Each fund is also subject to risks associated with investments other than U.S. equity securities. Pioneer Focused Equity Fund may invest in non-U.S. securities to a greater degree than Pioneer Research Fund. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o  Withholding and other non-U.S. taxes may decrease the fund's return

     Non-diversification risk (Pioneer Focused Equity Fund). Pioneer Focused Equity Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer. The fund generally invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended January 31, 2006, and (ii) for Pioneer Research Fund, the expenses of Pioneer Research Fund for the twelve-month period ended December 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on December 31, 2005.


                                                                                 Combined
                                              Pioneer                             Pioneer         Pioneer
                                              Focused          Pioneer           Research         Focused
                                               Equity         Research             Fund            Equity
                                                Fund            Fund            (Pro Forma          Fund
                                             (12 months      (12 months          12 months       (12 months
                                               ended            ended              ended           ended
                                             January 31,     December 31,       December 31,     January 31,
                                               2005)            2005)              2005)           2006)
                                             -----------     ------------       ------------     -----------
Shareholder transaction fees
 (paid directly from your investment)        Class A          Class A            Class A         Class B
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                              5.75%            5.75%              5.75%           None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                      None(1)          None(1)            None(1)            4%
Redemption fee as a percentage of
 amount redeemed, if applicable                 None             None               None            None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                  0.65%            0.75%              0.65%           0.65%
Distribution and Service (12b-1) Fee            0.25%            0.25%              0.25%           1.00%
Other Expenses                                  0.50%            0.81%              0.49%           0.62%
Total Annual Fund Operating Expenses(2)         1.40%            1.81%              1.39%           2.27%
---------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations         N/A            (0.56)%(3)         (0.14)%(4)        N/A
Net Expenses                                    1.40%            1.25%(3)           1.25%(4)        2.27%

                                                             Combined                                       Combined
                                                              Pioneer        Pioneer                         Pioneer
                                              Pioneer        Research        Focused         Pioneer        Research
                                             Research          Fund           Equity        Research          Fund
                                               Fund         (Pro Forma         Fund           Fund         (Pro Forma
                                            (12 months       12 months      (12 months     (12 months       12 months
                                               ended           ended          ended           ended           ended
                                            December 31,    December 31,    January 31,    December 31,    December 31,
                                               2005)           2005)          2006)           2005)           2005)
                                            ------------    ------------    -----------    ------------    -----------
Shareholder transaction fees
 (paid directly from your investment)        Class B         Class B        Class C         Class C         Class C
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                              None            None           None            None            None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                         4%              4%             1%              1%              1%
Redemption fee as a percentage of
 amount redeemed, if applicable                 None            None           None            None            None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                  0.75%           0.65%          0.65%           0.75%           0.65%
Distribution and Service (12b-1) Fee            1.00%           1.00%          1.00%           1.00%           1.00%
Other Expenses                                  0.94%           0.58%          0.73%           0.87%           0.68%
Total Annual Fund Operating Expenses(2)         2.69%           2.23%          2.38%           2.62%           2.33%
--------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations       (0.54)%(3)      (0.08)%(4)       N/A           (0.47)%(3)      (0.18)%(4)
Net Expenses                                    2.15%(4)        2.15%(4)       2.38%           2.15%(3)        2.15%(4)

                                                                                Combined
                                               Pioneer                          Pioneer
                                               Focused          Pioneer         Research
                                                Equity         Research           Fund
                                                 Fund            Fund          (Pro Forma
                                              (12 months      (12 months       12 months
                                                ended            ended           ended
                                             January 31,     December 31,     December 31,
                                                2006)            2005)           2005)
                                             -----------     ------------     ------------
Shareholder transaction fees
 (paid directly from your investment)         Class Y          Class Y         Class Y
Maximum sales charge (load)
 when you buy shares as a percentage
 of offering price                               None             None            None
Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you sell
 shares, whichever is less                       None             None            None
Redemption fee as a percentage of
 amount redeemed, if applicable                  None             None            None
Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets
Management Fee                                   0.65%            0.75%           0.65%
Distribution and Service (12b-1) Fee             0.00%            0.00%           0.00%
Other Expenses                                   0.47%            0.43%           0.33%
Total Annual Fund Operating Expenses(2)          1.12%            1.18%           0.98%


     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer Research Fund's Class A, Class B and Class C shares is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer Research Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.


                                                     Pioneer
Number of years                                      Focused          Pioneer        Combined Fund
you own your shares                                Equity Fund     Research Fund      (Pro Forma)
-------------------                                -----------     -------------      -----------
Class A -- assuming redemption at end of period
 Year 1 .......................................       $  709           $  695           $  695
 Year 3 .......................................       $  993           $1,060           $  977
 Year 5 .......................................       $1,297           $1,449           $1,279
 Year 10 ......................................       $2,158           $2,536           $2,136
Class A -- assuming no redemption
 Year 1 .......................................       $  709           $  695           $  695
 Year 3 .......................................       $  993           $1,060           $  977
 Year 5 .......................................       $1,297           $1,449           $1,279
 Year 10 ......................................       $2,158           $2,536           $2,136
Class B -- assuming redemption at end of period
 Year 1 .......................................       $  630           $  672           $  618
 Year 3 .......................................       $1,009           $1,135           $  990
 Year 5 .......................................       $1,315           $1,525           $1,288
 Year 10 ......................................       $2,387           $2,810           $2,346

                                                     Pioneer
Number of years                                      Focused          Pioneer        Combined Fund
you own your shares                                Equity Fund     Research Fund      (Pro Forma)
-------------------                                -----------     -------------      -----------
Class B -- assuming no redemption
 Year 1 .......................................       $  230           $  272           $  218
 Year 3 .......................................       $  709           $  835           $  690
 Year 5 .......................................       $1,215           $1,425           $1,188
 Year 10 ......................................       $2,387           $2,810           $2,346
Class C -- assuming redemption at end of period
 Year 1 .......................................       $  341           $  365           $  318
 Year 3 .......................................       $  742           $  814           $  710
 Year 5 .......................................       $1,270           $1,390           $1,229
 Year 10 ......................................       $2,716           $2,954           $2,652
Class C -- assuming no redemption
 Year 1 .......................................       $  241           $  265           $  218
 Year 3 .......................................       $  742           $  814           $  710
 Year 5 .......................................       $1,270           $1,390           $1,229
 Year 10 ......................................       $2,716           $2,954           $2,652
Class Y
 Year 1 .......................................       $  114           $  120           $  100
 Year 3 .......................................       $  356           $  375           $  312
 Year 5 .......................................       $  617           $  649           $  542
 Year 10 ......................................       $1,363           $1,432           $1,201


----------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(2) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.


(3) The expenses in the table above reflect the expense limitations currently in effect under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2009 for Class A shares and through May 1, 2007 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(4) Net expenses in the table reflect the expense limitations that will be in effect upon the closing of the Reorganization, under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect from the closing date of the Reorganization through May 1, 2009 for Class A shares and through May 1, 2008 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.


Comparison of Fund Performance

     The bar charts show the year-by-year performance of each fund's Class A shares since inception. Class B, Class C and Class Y shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

     Pursuant to an agreement and plan of reorganization, Pioneer Focused Equity Fund acquired the assets and liabilities of AmSouth Select Equity Fund (the predecessor fund) on September 23, 2005. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered classes of shares similar to the fund's Class A, Class B and Class Y shares. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. The performance of the Class A, Class B and

Class Y shares of the fund includes the performance of the predecessor fund's Class A, Class B and Class I shares prior to the Reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Class C shares were not previously offered by the predecessor fund. The performance of the fund's Class C shares set forth in the table below is based upon the performance of the predecessor fund's Class B shares as adjusted to reflect sales charges applicable to the fund's Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


        Pioneer Focused Equity Fund's Annual Return -- Class A Shares*
                           (Year ended December 31)

'99             -10.12
'00              12.66
'01              7.45
'02             -9.12
'03             26.03
'04              9.93
'05             -6.67

----------



* During the period shown in the bar chart, Pioneer Focused Equity Fund's highest quarterly return was 17.30% for the quarter ended December 31, 2000, and the lowest quarterly return was (13.07)% for the quarter ended September 30, 1999. For the period from January 1, 2006 to June 30, 2006, Pioneer Focused Equity Fund's return was 1.85%.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


           Pioneer Research Fund's Annual Return -- Class A Shares*
                           (Year ended December 31)

'00             -5.31
'01            -13.81
'02            -22.65
'03             24.62
'04             11.38
'05              7.20

----------


* During the period shown in the bar chart, Pioneer Research Fund's highest quarterly return was 13.91% for the quarter ended June 30, 2003, and the lowest quarterly return was (16.93)% for the quarter ended September 30, 2002. For the period from January 1, 2006 to June 30, 2006, Pioneer Research Fund's return was 4.18%.

                          Average Annual Total Return
                     (for periods ended December 31, 2005)



------------------------------------------------------------------------------------------------------
                                                       1 Year        5 Years        Since Inception(4)
------------------------------------------------------------------------------------------------------
Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                              (12.06)%         3.54%              5.23%
                                                                                          (9/1/98)
------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions(1)           (12.80)%         3.19%              4.51%
------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and           (6.96)%         2.92%              4.13%
   Sale of Fund Shares(1)
------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                              (10.97)%         3.98%              5.30%
                                                                                          (9/2/98)
------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                            (7.23)%         4.03%              5.34%
                                                                                          (9/2/98)
------------------------------------------------------------------------------------------------------
  Class Y -- Before Taxes                               (6.46)%         4.94%              6.26%
                                                                                          (9/1/98)
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                              4.91%          0.54%              4.45%
  (reflects no deduction for taxes)(3)
------------------------------------------------------------------------------------------------------
Pioneer Research Fund
------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                1.03%         (1.34)%            (1.11)%
                                                                                        (11/18/99)
------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distribution(1)              0.98%         (1.37)%            (1.14)%
------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and            0.73%         (1.13)%            (0.94)%
   Sale of Fund Shares(1)
------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                2.20%         (0.96)%            (0.97)%
                                                                                        (11/18/99)
------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                             6.17%         (0.89)%            (0.88)%
                                                                                        (11/19/99)
------------------------------------------------------------------------------------------------------
  Class Y -- Before Taxes                                7.35%         (0.12)%            (0.11)%
                                                                                        (11/18/99)(5)
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                              4.91%          0.54%             (0.18)%
  (reflects no deduction for taxes)(3)
------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(2) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

(3) The Standard & Poor's 500 Index measures the performance of 500 leading companies within leading industries within the U.S.

(4) Reflects the inception dates of the predecessor fund (the predecessor fund's Class B shares' inception date is applicable in the case of the fund's Class C shares). The fund began offering its Class C shares on September 23, 2005.

(5) Inception date of the fund's Class A shares. Class Y shares commenced operations on August 11, 2004.

The most recent portfolio management discussion of each fund's performance is attached as Exhibit B.

                                CAPITALIZATION

     The following table sets forth the capitalization of each fund as of May 31, 2006 and the pro forma combined capitalization of both funds as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between May 31, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.



                                                                           Pro Forma
                                       Focused                              Pioneer
                                     Equity Fund      Research Fund      Research Fund
                                     -----------      -------------      -------------
Net Assets (millions) .........     $ 76,678,921      $ 90,430,295       $ 167,109,216
 Class A ......................     $ 13,781,335      $  7,551,619       $  21,332,954
 Class B ......................     $ 11,024,977      $  5,723,160       $  16,748,137
 Class C ......................     $     34,691      $  2,714,987       $   2,749,678
 Class Y ......................     $ 51,837,918      $ 74,440,530       $ 126,278,447
Net Asset Value Per Share
 Class A ......................     $      13.12      $      10.17       $       10.17
 Class B ......................     $      12.62      $       9.74       $        9.74
 Class C ......................     $      12.60      $       9.79       $        9.79
 Class Y ......................     $      13.20      $      10.24       $       10.24
Shares Outstanding
 Class A ......................        1,050,627           742,520           2,097,617
 Class B ......................          873,707           587,718           1,719,645
 Class C ......................            2,754           277,337             280,880
 Class Y ......................        3,926,618         7,267,370          12,329,666

     It is impossible to predict how many shares of Pioneer Research Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Research Fund shares that will actually be received and distributed.


         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION


The Reorganization


     o The Reorganization is scheduled to occur as of the close of business on November 10, 2006, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer Research Fund, and Pioneer Research Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer Research Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.


     o Pioneer Research Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Pioneer Research Fund.

     o Pioneer Research Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Pioneer Research Fund.

     o Pioneer Research Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer Research Fund.

     o Pioneer Research Fund will issue to your fund Class Y shares with an aggregate net asset value equal to the net assets attributable to your fund's Class Y shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class Y shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class Y shareholders of your fund will end up as Class Y shareholders of Pioneer Research Fund.

     o  After the shares are issued, your fund will be dissolved.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which include all the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the Reorganization, the combined fund's greater asset size may allow it, relative to your fund, to
(i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.


     Second, while Pioneer Research Fund's longer term performance was lower than your fund's performance, Pioneer Research Fund's Class A shares had higher total returns than your fund during the two most recent calendar years. For the one and five year periods ended December 31, 2005, Class A shares of Pioneer Research Fund had average annual total returns of 1.03% (one year) and -1.34% (five year), compared to average annual total returns of the Class A shares of Pioneer Focused Equity Fund of -12.06% (one year) and 3.54% (five year), during the same periods.

     Third, although your fund's management fee rate schedule is lower than that of Pioneer Research Fund, Pioneer has agreed to reduce its management fee rate upon the closing of the Reorganization for Pioneer Research Fund to equal your fund's management fee rate. Although the total expenses of your fund's shares are generally lower than Pioneer Research Fund's shares total expenses, Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Pioneer Research Fund's expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2009 for Class A shares and through May 1, 2008 for Class B and Class C shares. Further, the pro forma Class Y share expense ratio of the combined fund is expected to be lower than the Class Y share expense ratio of your fund.


     The Boards of both funds considered that each fund would bear equally half of all of the expenses of the funds associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both funds estimate that these expenses in the aggregate will not exceed $57,500.

     The Boards of both funds considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The Boards of Trustees of both funds also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Research Fund, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Research Fund and that the interests of Pioneer Research Fund's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     o Each Reorganization is scheduled to occur as of the close of business on November 10, 2006, but may occur on such later date as the parties may agree to in writing. Your fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume all of your fund's liabilities. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.


     o The corresponding Pioneer Fund will issue classes of shares to your fund with an aggregate net asset value equal to the net assets attributable to your fund's corresponding classes of shares. These shares will immediately be distributed to your fund's shareholders in proportion to the relative net asset value of their holdings of your fund's shares on the Closing Date. As a result, your fund's shareholders will end up as shareholders of the relevant class of the corresponding Pioneer Fund.

     o  After the shares are issued, your fund will be dissolved.

     o Each Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the corresponding Pioneer Fund, your fund or the shareholders of your fund and will not take place unless both Pioneer Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of the corresponding Pioneer Fund shares. The corresponding Pioneer Fund will not issue share certificates in the Reorganization.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the corresponding Pioneer Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

     The obligation of the corresponding Pioneer Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization,
Section 7).

     The obligations of your fund and the corresponding Pioneer Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.5).

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of your fund or the corresponding Pioneer Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund have already approved it) by their mutual agreement at any time before the Closing Date, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

     Expenses of the Reorganization. The funds will bear equally half of all the expenses of both funds incurred in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the balance of these expenses.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization will not result in income, gain or loss for U.S. federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the funds, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to the corresponding Pioneer Fund as described above or (2) the distribution by your fund of the corresponding Pioneer Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by the corresponding Pioneer Fund upon the receipt of your fund's assets solely in exchange for the issuance of the corresponding Pioneer Fund shares to your fund and the assumption of your fund's liabilities by the corresponding Pioneer Fund;

     o The basis of the assets of your fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in the hands of the corresponding Pioneer Fund will include your fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your fund solely for the corresponding Pioneer Fund shares as part of the Reorganization;

     o The basis of the corresponding Pioneer Fund shares received by you in the Reorganization will be the same as the basis of the shares of your fund you surrender in exchange; and

     o The tax holding period of the corresponding Pioneer Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the corresponding Pioneer Fund and your fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to your fund, the presence in person or by proxy of a majority of the shares entitled to cast votes at the meeting will constitute a quorum. A favorable vote of a "majority of the outstanding voting securities" of your fund is required to approve the proposal with respect to your fund. For this purpose, a "majority of the outstanding shares of your fund" means the affirmative vote of the lesser of:

  (1) 67% or more of the shares of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of your fund entitled to vote are present or represented by proxy, or

  (2) more than 50% of the outstanding shares of your fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.



------------------------------------------------------------------------------------------------------------------------------------
           Shares                                Quorum                                             Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                  counted toward a quorum.                         person at the meeting. Shares present by proxy
                                                                                   will be voted in accordance with instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Signed Proxy with no Voting      Considered "present" at meeting for purposes     Voted "for" the proposal.
 Instruction (other than          of quorum.
 Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at meeting for purposes     Broker non-votes do not count as a vote "for"
 underlying holder had not        of quorum.                                       the proposal and effectively result in a vote
 voted and the broker does not                                                     "against" the proposal.
 have discretionary authority to
 vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at meeting for purposes     Abstentions do not constitute a vote "for" the
                                  of quorum.                                       proposal and effectively result in a vote
                                                                                   "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/
Prospectus, and your fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

    COMPARISON OF MASSACHUSETTS BUSINESS TRUST AND DELAWARE STATUTORY TRUST

     As described in Proposal 1(a), it is proposed that Pioneer America Income Trust be reorganized into Pioneer Government Income Fund. Pioneer America Income Trust is a Massachusetts business trust. Pioneer Government Income Fund, like all of the other Pioneer Funds described in this Proxy Statement/Prospectus, is a Delaware statutory trust (or series thereof). The following is a summary of the principal differences between Massachusetts business trusts and Delaware statutory trusts.

Limitation of Shareholders' and Series' Liability

     Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liability for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords grater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Funds' declarations of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each fund's operations and is responsible for the day-to-day management of the fund's portfolio. In the case of Pioneer Focused Equity Fund, Pioneer supervises the fund's subadviser, who is responsible for the day-to-day management of the fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2006, assets under management were approximately $199.3 billion worldwide, including over $50.5 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of Pioneer Funds' investment adviser and determining whether to approve and renew a fund's investment management agreement.

Distributor and Transfer Agent

     PFD is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is the fund's transfer agent. The fund compensates PFD and the transfer agent for their services. PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

     The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

     Each fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to the securities market or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances, the fund may use the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Distribution and Service Plans. Each fund has adopted a distribution plan for its Class A, Class B, Class C and Class R shares (if issued) in accordance with Rule 12b-1 under the 1940 Act. Under each plan, the fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

     Additional Payments to Financial Intermediaries. There are two principal ways you compensate the financial intermediary through which you buy shares of each fund--directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

     Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

     Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer Funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

     Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer Funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

     Pioneer may benefit from revenue sharing if the intermediary features the Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer Funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

     The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer Funds, as well as about fees and/or commissions it charges.

     Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer Funds. If your intermediary provides these services, Pioneer or the Pioneer Funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in a Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent, your investment firm or plan administrator by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent, your investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. Your investment firm or plan administrator is responsible for transmitting your order to the fund in a timely manner.

     Buying Pioneer Fund Shares. You may buy shares of a Pioneer fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy shares of the Pioneer funds at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment for Class A, Class B and Class C shares must be at least $1,000, and for Class Y shares must be at least $5,000,000. There is no minimum initial investment amount for Class R shares. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. There is no minimum additional investment amount for Class Y or Class R shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Maximum Purchase Amounts. Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares, Class Y shares and Class R shares are not subject to a maximum purchase amount.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. In connection with the Reorganization, Pioneer Government Income Fund's Class A shareholders will have the opportunity to exchange their shares for Class Y shares of Pioneer Government Income Fund at net asset value without any initial or contingent sales charge. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. You may make up to four exchange redemptions of $25,000 or more per account per calendar year. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this Reorganization will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

     o  You have provided adequate instructions

     o  There are no outstanding claims against your account

     o  There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o  Your request includes a signature guarantee if you:

        -- Are selling over $100,000 or exchanging over $500,000 worth of shares

        --  Changed your account registration or address within the last 30 days

        -- Instruct the transfer agent to mail the check to an address different from the one on your account

        --  Want the check paid to someone other than the account owner(s)

        -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

--------------------------------------------------------------------------------------------------------------------------
                                     Buying Shares                                    Exchanging Shares
--------------------------------------------------------------------------------------------------------------------------
THROUGH YOUR          Normally, your investment firm will send your      Normally, your investment firm will send your
INVESTMENT FIRM       purchase request to the Pioneer Funds' transfer    exchange request to the Pioneer Fund's
                      agent.                                             transfer agent.

                      CONSULT YOUR INVESTMENT PROFESSIONAL               CONSULT YOUR INVESTMENT
                      FOR MORE INFORMATION.                              PROFESSIONAL FOR MORE INFORMATION
                                                                         ABOUT EXCHANGING YOUR SHARES.

                      Your investment firm may receive a
                      commission from PFD for your purchase of
                      fund shares, and may receive additional
                      compensation from Pioneer for your purchase
                      of fund shares.
--------------------------------------------------------------------------------------------------------------------------
BY PHONE OR ONLINE    You can use the telephone or online privilege if   After you establish your eligible fund account,
                      you have an existing non-retirement account.       you can exchange fund shares by phone or online
                      Certain IRAs can use the telephone purchase        if:
                      privilege. If your account is eligible, you can
                      purchase additional fund shares by phone or        o You are exchanging into an existing account or
                      online if:                                           using the exchange to establish a new account,
                                                                           provided the new account has a registration
                      o You established your bank account of record at     identical to the original account
                        least 30 days ago
                                                                         o The fund into which you are exchanging offers
                      o Your bank information has not changed for at       the same class of shares
                        least 30 days
                                                                         o You are not exchanging more than $500,000
                      o You are not purchasing more than $25,000 worth     worth of shares per account per day
                        of shares per account per day
                                                                         o You can provide the proper account
                      o You can provide the proper account                 identification information
                        identification information

                      When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                        Buying Shares                                    Exchanging Shares
----------------------------------------------------------------------------------------------------------------------------
IN WRITING, BY MAIL OR    You can purchase fund shares for an existing      You can exchange fund shares by mailing or
BY FAX                    fund account by mailing a check to the transfer   faxing a letter of instruction to the transfer
                          agent. Make your check payable to the fund.       agent. You can exchange Pioneer Fund shares
                          Neither initial nor subsequent investments        directly through the Pioneer Fund only if your
                          should be made by third party check. Your         account is registered in your name. However,
                          check must be in U.S. dollars and drawn on a      you may not fax an exchange request for
                          U.S. bank. Include in your purchase request       more than $500,000. Include in your letter:
                          the fund's name, the account number and the
                          name or names in the account registration.        o The name, social security number and
                                                                              signature of all registered owners

                                                                            o A signature guarantee for each registered
                                                                              owner if the amount of the exchange is
                                                                              more than $500,000

                                                                            o The name of the fund out of which you are
                                                                              exchanging and the name of the fund into
                                                                              which you are exchanging

                                                                            o The class of shares you are exchanging

                                                                            o The dollar amount or number of shares
                                                                              your are exchanging
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Selling Shares                                                 How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your request to sell    BY PHONE
shares to the Pioneer Funds' transfer agent.                     For information or to request a telephone transaction between
                                                                 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE                    shareholder services representative call 1-800-225-6292
INFORMATION.
                                                                 To request a transaction using FactFone(SM) call 1-800-225-4321
Each Pioneer Fund has authorized PFD to act as its agent in
the repurchase of fund shares from qualified investment          Telecommunications Device for the Deaf (TDD) 1-800-225-1997
firms. Pioneer Small Cap Value Fund reserves the right to
terminate this procedure at any time.
------------------------------------------------------------------------------------------------------------------------------
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT,                  BY MAIL
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY               Send your written instructions to:
PHONE OR ONLINE. You may sell fund shares held in a              PIONEER INVESTMENT MANAGEMENT
retirement plan account by phone only if your account is an      SHAREHOLDER SERVICES, INC.
eligible IRA (tax penalties may apply). You may not sell your    P.O. Box 55014
shares by phone or online if you have changed your address       Boston, Massachusetts 02205-5014
(for checks) or your bank information (for wires and
transfers) in the last 30 days.                                  PIONEER WEBSITE
                                                                 www.pioneerinvestments.com
You may receive your sale proceeds:
                                                                 BY FAX
o By check, provided the check is made payable exactly as        Fax your exchange and sale requests to: 1-800-225-4240
  your account is registered

o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of
  record
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Selling Shares                                                 How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------
You can sell some or all of your fund shares by WRITING        EXCHANGE PRIVILEGE
DIRECTLY TO THE PIONEER FUND only if your account is
registered in your name. Include in your request your name,    You may make up to four exchange redemptions of $25,000
your social security number, the fund's name and any other     or more per account per calendar year.
applicable requirements as described below. The transfer
agent will send the sale proceeds to your address of record
unless you provide other instructions. Your request must be
signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o  Requesting certain types of exchanges or sales of Pioneer Fund shares

     o  Redeeming shares for which you hold a share certificate

     o  Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Distribution Options. Each Pioneer Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

  (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

  (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

  (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

     If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

     Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B, Class C or Class R shares that may occur in any calendar year.

     o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access. You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

     Share Certificates. The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies. The fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     The fund reserves the right to:

     o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     Dividends and Capital Gains. Pioneer America Income Trust generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. Pioneer Government Income Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. Pioneer Florida Tax Free Income Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. Pioneer AMT-Free Municipal Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. Pioneer Balanced Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income quarterly during March, June, September and December. Pioneer Classic Balanced Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income quarterly during March, June, September and December. Pioneer Focused Equity Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Pioneer Research Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from each fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from a fund's net short-term capital gains are taxable as ordinary income. Dividends, other than exempt-interest dividends, are taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Generally, none of the dividends of Pioneer America Income Trust, Pioneer Government Income Fund, Pioneer Florida Tax Free Income Fund and Pioneer AMT-Free Municipal Fund meet the requirements to be treated as qualified dividend income. Dividends, other than exempt-interest dividends, and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

     When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

                             FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each successor Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period. Certain information reflects financial results for a single Pioneer Fund share. The total returns in the tables represent the rate that your investment in a Pioneer Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).


                        PIONEER GOVERNMENT INCOME FUND

                             FINANCIAL HIGHLIGHTS

     The information below for the fiscal years ended July 31, 2001 through July 31, 2005 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request. The information for the semiannual period ended January 31, 2006 has not been audited.



                                                               Six Months
                                                                 Ended
                                                                 1/31/06        Year Ended
Class A                                                        (unaudited)        7/31/05
Net asset value, beginning of period                           $     9.65       $     9.86
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.17       $     0.35
 Net realized and unrealized gain (loss) on investments             (0.10)           (0.09)
                                                               ----------       ----------
   Net increase from investment operations                     $     0.07       $     0.26
Distributions to shareowners:
 Net investment income                                              (0.19)           (0.45)
 Net realized gain                                                  (0.11)           (0.03)
                                                               ----------       ----------
Capital Contribution                                           $       --       $     0.01
                                                               ----------       ----------
  Net increase (decrease) in net asset value                   $    (0.23)      $    (0.21)
                                                               ----------       ----------
  Net asset value, end of period                               $     9.42       $     9.65
                                                               ==========       ==========
Total return*                                                        1.36%            2.70%
Ratio of net expenses to average net assets+                         1.07%**          1.01%
Ratio of net investment income to average net assets+                3.52%**          3.60%
Portfolio turnover rate                                                77%**            79%
Net assets, end of period (in thousands)                       $   15,093       $   17,549
Ratios with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
  Net expenses                                                       1.07%**          1.14%
  Net investment income                                              3.52%**          3.47%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                       1.07%**          1.01%
  Net investment income                                              3.52%**          3.60%

                                                               Year Ended     Year Ended     Year Ended    Year Ended
Class A                                                          7/31/04        7/31/03        7/31/02       7/31/01
Net asset value, beginning of period                           $    10.05     $    10.26     $    10.10    $     9.60
                                                               ----------     ----------     ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.34     $     0.41     $     0.48    $     0.55
 Net realized and unrealized gain (loss) on investments             (0.11)         (0.05)          0.20          0.50
                                                               ----------     ----------     ----------    ----------
   Net increase from investment operations                     $     0.23     $     0.36     $     0.68    $     1.05
Distributions to shareowners:
 Net investment income                                              (0.41)         (0.42)         (0.52)        (0.55)
 Net realized gain                                                  (0.01)         (0.15)            --            --
                                                               ----------     ----------     ----------    ----------
Capital Contribution                                           $       --     $       --     $       --    $       --
                                                               ----------     ----------     ----------    ----------
  Net increase (decrease) in net asset value                   $    (0.19)    $    (0.21)    $     0.16    $     0.50
                                                               ----------     ----------     ----------    ----------
  Net asset value, end of period                               $     9.86     $    10.05     $    10.26    $    10.10
                                                               ==========     ==========     ==========    ==========
Total return*                                                        2.36%          3.47%          6.96%        11.25%
Ratio of net expenses to average net assets+                         1.00%          1.01%          1.00%         0.99%
Ratio of net investment income to average net assets+                3.48%          3.84%          4.74%         5.47%
Portfolio turnover rate                                                39%            43%            18%           25%
Net assets, end of period (in thousands)                       $   16,943     $   20,721     $    8,800    $    5,672
Ratios with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
  Net expenses                                                       1.23%          1.23%          1.21%         1.20%
  Net investment income                                              3.25%          3.62%          4.53%         5.26%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                       1.00%          1.01%          1.00%         0.99%
  Net investment income                                              3.48%          3.84%          4.74%         5.47%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                                                Six Months
                                                                  Ended
                                                                 1/31/06        Year Ended
Class B                                                        (unaudited)        7/31/05
Net asset value, beginning of period                           $     9.65       $     9.85
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.13       $     0.28
 Net realized and unrealized gain (loss) on investments             (0.10)           (0.08)
                                                               ----------       ----------
   Net increase from investment operations                     $     0.03       $     0.20
Distributions to shareowners:
  Net investment income                                             (0.15)           (0.38)
  Net realized gain                                                 (0.11)           (0.03)
                                                               ----------       ----------
Capital Contribution                                           $       --       $     0.01
                                                               ----------       ----------
   Net increase (decrease) in net asset value                  $    (0.23)      $    (0.20)
                                                               ----------       ----------
   Net asset value, end of period                              $     9.42       $     9.65
                                                               ==========       ==========
Total return*                                                        0.59%            2.06%
Ratio of net expenses to average net assets+                         1.88%**          1.75%
Ratio of net investment income to average net assets+                2.72%**          2.83%
Portfolio turnover rate                                                77%**            79%
Net assets, end of period (in thousands)                       $    4,834       $        6
Ratio with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
   Net expenses                                                      1.89%**          1.84%
   Net investment income                                             2.71%**          2.74%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                      1.88%**          1.75%
   Net investment income                                             2.72%**          2.83%

                                                               Year Ended     Year Ended     Year Ended    Year Ended
Class B                                                          7/31/04        7/31/03        7/31/02       7/31/01
Net asset value, beginning of period                           $    10.04     $    10.26     $    10.10    $     9.61
                                                               ----------     ----------     ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.27     $     0.33     $     0.42    $     0.47
 Net realized and unrealized gain (loss) on investments             (0.11)         (0.06)          0.19          0.51
                                                               ----------     ----------     ----------    ----------
   Net increase from investment operations                     $     0.16     $     0.27     $     0.61    $     0.98
Distributions to shareowners:
  Net investment income                                             (0.34)         (0.34)         (0.45)        (0.49)
  Net realized gain                                                 (0.01)         (0.15)            --            --
                                                               ----------     ----------     ----------    ----------
Capital Contribution                                           $       --     $       --     $       --    $       --
                                                               ----------     ----------     ----------    ----------
   Net increase (decrease) in net asset value                  $    (0.19)    $    (0.22)    $     0.16    $     0.49
                                                               ----------     ----------     ----------    ----------
   Net asset value, end of period                              $     9.85     $    10.04     $    10.26    $    10.10
                                                               ==========     ==========     ==========    ==========
Total return*                                                        1.58%          2.61%          6.18%        10.36%
Ratio of net expenses to average net assets+                         1.75%          1.76%          1.75%         1.74%
Ratio of net investment income to average net assets+                2.73%          3.08%          4.00%         4.65%
Portfolio turnover rate                                                39%            43%            18%           25%
Net assets, end of period (in thousands)                       $    7,558     $   10,228     $    3,542    $    1,635
Ratio with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
   Net expenses                                                      1.98%          1.98%          1.96%         1.95%
   Net investment income                                             2.50%          2.86%          3.79%         4.44%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                      1.75%          1.76%          1.75%         1.74%
   Net investment income                                             2.73%          3.08%          4.00%         4.65%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                                                             9/26/05
                                                                                to
Class C                                                                      1/31/06(a)
Net asset value, beginning of period                                          $ 9.65
                                                                              ------
Increase from investment operations:
 Net investment gain                                                          $ 0.14
 Net realized and unrealized gain on investments                               (0.14)
                                                                              ------
   Net increase from investment operations                                    $   --
Distributions to shareowners:
 Net investment income                                                         (0.12)
 Net realized gain                                                             (0.10)
                                                                              ------
   Net increase in net asset value                                            $(0.22)
                                                                              ------
   Net asset value, end of period                                             $ 9.43
                                                                              ======
Total return*                                                                   0.65%
Ratio of net expenses to average net assets+                                    2.16%**
Ratio of net investment gain to average net assets+                             2.56%**
Portfolio turnover rate                                                           77%
Net assets, end of period (in thousands)                                      $   10
Ratio with no waiver of management fees and assumption of expenses by the
 Advisor and no reduction for fees paid indirectly:
   Net expenses                                                                 2.16%**
   Net investment income                                                        2.56%**
Ratios with waiver of management fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                                 1.99%**
   Net investment income                                                        2.73%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
** Annualized.
+ Ratios with no reduction for fees paid indirectly.
(a) Class C shares were first publicly offered on September 26, 2005

                                                                Six Months
                                                                  Ended
                                                                 1/31/06        Year Ended
Class Y                                                        (unaudited)        7/31/05
Net asset value, beginning of period                           $     9.65       $     9.86
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.18       $     0.35
 Net realized and unrealized gain (loss) on investments             (0.10)           (0.07)
                                                               ----------       ----------
   Net increase from investment operations                     $     0.08       $     0.28
Distributions to shareowners:
 Net investment income                                              (0.20)           (0.46)
 Net realized gain                                                  (0.11)           (0.03)
                                                               ----------       ----------
Capital Contribution                                           $       --       $     0.01
                                                               ----------       ----------
Net increase (decrease) in net asset value                     $    (0.23)      $    (0.21)
                                                               ----------       ----------
Net asset value, end of period                                 $     9.42       $     9.65
                                                               ==========       ==========
Total return*                                                        1.57%            2.93%
Ratio of net expenses to average net assets+                         0.78%**          0.85%
Ratio of net investment income to average net assets+                3.83%**          3.72%
Portfolio turnover rate                                                77%**            79%
Net assets, end of period (in thousands)                       $   98,081       $  135,844
Ratios with no waiver of management and assumption of expense by the Advisor and no reduction for fees paid indirectly:
 Net expenses                                                        0.78%**          1.02%
 Net investment income                                               3.83%**          3.55%
Ratios with waiver of management fees and assumption of
 expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                        0.78%**          0.85%
 Net investment income                                               3.83%**          3.72%

                                                               Year Ended     Year Ended     Year Ended    Year Ended
Class Y                                                          7/31/04        7/31/03        7/31/02       7/31/01
Net asset value, beginning of period                           $    10.05     $    10.26     $    10.10    $     9.61
                                                               ----------     ----------     ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.36     $     0.42     $     0.49    $     0.56
 Net realized and unrealized gain (loss) on investments             (0.11)         (0.05)          0.21          0.50
                                                               ----------     ----------     ----------    ----------
   Net increase from investment operations                     $     0.25     $     0.37     $     0.70    $     1.06
Distributions to shareowners:
 Net investment income                                              (0.43)         (0.43)         (0.54)        (0.57)
 Net realized gain                                                  (0.01)         (0.15)            --            --
                                                               ----------     ----------     ----------    ----------
Capital Contribution                                           $       --     $       --     $       --    $       --
                                                               ----------     ----------     ----------    ----------
Net increase (decrease) in net asset value                     $    (0.19)    $    (0.21)    $     0.16    $     0.49
                                                               ----------     ----------     ----------    ----------
Net asset value, end of period                                 $     9.86     $    10.05     $    10.26    $    10.10
                                                               ==========     ==========     ==========    ==========
Total return*                                                        2.51%          3.62%          7.12%        11.30%
Ratio of net expenses to average net assets+                         0.85%          0.86%          0.85%         0.84%
Ratio of net investment income to average net assets+                3.63%          4.08%          4.88%         5.62%
Portfolio turnover rate                                                39%            43%            18%           25%
Net assets, end of period (in thousands)                       $  218,772     $  253,447     $  263,211    $  302,099
Ratios with no waiver of management and assumption of expense by the Advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.13%          1.13%          1.11%         1.10%
 Net investment income                                               3.35%          3.81%          4.62%         5.36%
Ratios with waiver of management fees and assumption of
 expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                        0.85%          0.86%          0.85%         0.84%
 Net investment income                                               3.63%          4.08%          4.88%         5.62%



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                         PIONEER CLASSIC BALANCED FUND

                             FINANCIAL HIGHLIGHTS

     The information below for the fiscal years ended July 31, 2001 through July 31, 2005 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request. The information for the semiannual period ended January 31, 2006 has not been audited.




                                                            Six Months Ended
                                                                 1/31/06        Year Ended
Class A                                                        (unaudited)        7/31/05
Net asset value, beginning of period                           $    13.05       $    12.10
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.14       $     0.22
 Net realized and unrealized gain (loss) on investments              0.35             1.01
                                                               ----------       ----------
   Net increase (decrease) from investment operations          $     0.49       $     1.23
Distributions to shareowners:
 Net investment income                                              (0.12)           (0.25)
 Net realized gain                                                  (2.39)           (0.03)
                                                               ----------       ----------
   Net increase (decrease) in net asset value                  $    (2.02)      $     0.95
                                                               ----------       ----------
   Net asset value, end of period                              $    11.03       $    13.05
                                                               ==========       ==========
Total return*                                                        4.37%           10.33%
Ratio of net expenses to average net assets+                         1.26%**          1.34%
Ratio of net investment income to average net assets+                2.28%**          1.77%
Portfolio turnover rate                                               194%**            70%
Net assets, end of period (in thousands)                       $   71,850       $  107,147
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
   Net expenses                                                      1.27%**          1.39%
   Net investment income                                             2.27%**          1.72%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                      1.26%**          1.34%
   Net investment income                                             2.28%**          1.77%

                                                               Year Ended     Year Ended     Year Ended    Year Ended
Class A                                                          7/31/04        7/31/03        7/31/02       7/31/01
Net asset value, beginning of period                           $    11.37     $    10.89     $    12.46    $    12.48
                                                               ----------     ----------     ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.20     $     0.22     $     0.30    $     0.36
 Net realized and unrealized gain (loss) on investments              0.75           0.66          (1.20)         1.28
                                                               ----------     ----------     ----------    ----------
   Net increase (decrease) from investment operations          $     0.95     $     0.88     $    (0.90)   $     1.64
Distributions to shareowners:
 Net investment income                                              (0.22)         (0.26)         (0.31)        (0.39)
 Net realized gain                                                   0.00          (0.14)         (0.36)        (1.27)
                                                               ----------     ----------     ----------    ----------
   Net increase (decrease) in net asset value                  $     0.73     $     0.48     $    (1.57)   $    (0.02)
                                                               ----------     ----------     ----------    ----------
   Net asset value, end of period                              $    12.10     $    11.37     $    10.89    $    12.46
                                                               ==========     ==========     ==========    ==========
Total return*                                                        8.36%          8.34%         (7.55)%       13.93%
Ratio of net expenses to average net assets+                         1.32%          1.34%          1.34%         1.31%
Ratio of net investment income to average net assets+                1.64%          2.03%          2.57%         2.90%
Portfolio turnover rate                                                19%            86%            34%           14%
Net assets, end of period (in thousands)                       $   90,369     $   78,679     $   69,674    $   54,978
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
   Net expenses                                                      1.41%          1.42%          1.41%         1.38%
   Net investment income                                             1.55%          1.95%          2.50%         2.83%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                      1.32%          1.34%          1.34%         1.31%
   Net investment income                                             1.64%          2.03%          2.57%         2.90%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                                             Six Months Ended
                                                                 1/31/06        Year Ended
Class B                                                        (unaudited)        7/31/05
Net asset value, beginning of period                           $    13.00       $    12.07
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.08       $     0.13
 Net realized and unrealized gain (loss) on investments              0.36             0.99
                                                               ----------       ----------
   Net increase (decrease) from investment operations          $     0.44       $     1.12
Distributions to shareowners:
 Net investment income                                              (0.08)           (0.16)
 Net realized gain                                                  (2.39)           (0.03)
                                                               ----------       ----------
   Net increase (decrease) in net asset value                  $    (2.03)      $     0.93
                                                               ----------       ----------
   Net asset value, end of period                              $    10.97       $    13.00
                                                               ==========       ==========
Total return*                                                        3.90%            9.40%
Ratio of net expenses to average net assets+                         2.24%**          2.09%
Ratio of net investment income to average net assets+                1.43%**          1.04%
Portfolio turnover rate                                               194%**            70%
Net assets, end of period (in thousands)                       $   22,030       $   25,270
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
   Net expenses                                                      2.25%**          2.16%
   Net investment income                                             1.42%**          0.97%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                      2.24%**          2.09%
   Net investment income                                             1.43%**          1.04%

                                                               Year Ended     Year Ended     Year Ended    Year Ended
Class B                                                          7/31/04        7/31/03        7/31/02       7/31/01
Net asset value, beginning of period                           $    11.34     $    10.86     $    12.42    $    12.45
                                                               ----------     ----------     ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.11     $     0.14     $     0.22    $     0.28
 Net realized and unrealized gain (loss) on investments              0.75           0.66          (1.19)         1.26
                                                               ----------     ----------     ----------    ----------
   Net increase (decrease) from investment operations          $     0.86     $     0.80     $    (0.97)   $     1.54
Distributions to shareowners:
 Net investment income                                              (0.13)         (0.18)         (0.23)        (0.30)
 Net realized gain                                                   0.00          (0.14)         (0.36)        (1.27)
                                                               ----------     ----------     ----------    ----------
   Net increase (decrease) in net asset value                  $     0.73     $     0.48     $    (1.56)   $    (0.03)
                                                               ----------     ----------     ----------    ----------
   Net asset value, end of period                              $    12.07     $    11.34     $    10.86    $    12.42
                                                               ==========     ==========     ==========    ==========
Total return*                                                        7.59%          7.55%         (8.17)%       13.03%
Ratio of net expenses to average net assets+                         2.07%          2.09%          2.09%         2.06%
Ratio of net investment income to average net assets+                0.89%          1.27%          1.81%         2.20%
Portfolio turnover rate                                                19%            86%            34%           14%
Net assets, end of period (in thousands)                       $   24,755     $   20,004     $   16,742    $    9,004
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
   Net expenses                                                      2.16%          2.17%          2.16%         2.12%
   Net investment income                                             0.80%          1.19%          1.74%         2.14%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                      2.07%          2.09%          2.09%         2.06%
   Net investment income                                             0.89%          1.27%          1.81%         2.20%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                                                             9/24/05 (a)
                                                                                to
Class C                                                                       1/31/06
Net asset value, beginning of period                                          $12.86
                                                                              ------
Increase from investment operations:
 Net investment income                                                        $ 0.05
 Net realized and unrealized gain on investments                                0.58
                                                                              ------
   Net increase from investment operations                                    $ 0.63
Distributions to shareowners:
  Net investment income                                                        (0.05)
  Net realized gain                                                            (2.39)
                                                                              ------
   Net decrease in net asset value                                            $(1.81)
                                                                              ------
   Net asset value, end of period                                             $11.05
                                                                              ======
Total return*                                                                   2.89%
Ratio of net expenses to average net assets+                                    2.08%**
Ratio of net investment income to average net assets+                           2.61%**
Portfolio turnover rate                                                          194%
Net assets, end of period (in thousands)                                      $    9
Ratios with no waiver of management fees and assumption of expenses by
 Advisor and no reduction for fees
 paid indirectly:
   Net expenses                                                                 2.08%**
   Net investment income                                                        2.61%**
Ratios with waiver of management fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
   Net expenses                                                                 1.83%**
   Net investment income                                                        2.86%**

(a) Class C shares were first publicly offered on 9/24/05.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                                            Six Months Ended
                                                                 1/31/06        Year Ended
Class Y                                                        (unaudited)        7/31/05
Net asset value, beginning of period                           $    13.05       $    12.11
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.15       $     0.24
 Net realized and unrealized gain (loss) on investments              0.36             1.00
                                                               ----------       ----------
   Net increase (decrease) from investment operations          $     0.51       $     1.24
Distributions to shareowners:
 Net investment income                                              (0.13)           (0.27)
 Net realized gain                                                  (2.39)           (0.03)
                                                               ----------       ----------
Net increase (decrease) in net asset value                     $    (2.01)      $     0.94
                                                               ----------       ----------
Net asset value, end of period                                 $    11.04       $    13.05
                                                               ==========       ==========
Total return*                                                        4.54%           10.40%
Ratio of net expenses to average net assets+                         1.01%**          1.19%
Ratio of net investment income to average net assets+                2.68%**          1.95%
Portfolio turnover rate                                               194%**            70%
Net assets, end of period (in thousands)                       $   36,026       $   52,762
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.01%**          1.29%
 Net investment income                                               2.68%**          1.85%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                        1.01%**          1.19%
 Net investment income                                               2.68%**          1.95%

                                                               Year Ended     Year Ended     Year Ended    Year Ended
Class Y                                                          7/31/04        7/31/03        7/31/02       7/31/01
Net asset value, beginning of period                           $    11.38     $    10.90     $    12.45    $    12.47
                                                               ----------     ----------     ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.22     $     0.23     $     0.32    $     0.40
 Net realized and unrealized gain (loss) on investments              0.75           0.66          (1.18)         1.26
                                                               ----------     ----------     ----------    ----------
   Net increase (decrease) from investment operations          $     0.97     $     0.89     $    (0.86)   $     1.66
Distributions to shareowners:
 Net investment income                                              (0.24)         (0.27)         (0.33)        (0.41)
 Net realized gain                                                   0.00          (0.14)         (0.36)        (1.27)
                                                               ----------     ----------     ----------    ----------
Net increase (decrease) in net asset value                     $     0.73     $     0.48     $    (1.55)   $    (0.02)
                                                               ----------     ----------     ----------    ----------
Net asset value, end of period                                 $    12.11     $    11.38     $    10.90    $    12.45
                                                               ==========     ==========     ==========    ==========
Total return*                                                        8.52%          8.49%         (7.27)%       14.09%
Ratio of net expenses to average net assets+                         1.17%          1.19%          1.19%         1.16%
Ratio of net investment income to average net assets+                1.80%          2.19%          2.72%         3.16%
Portfolio turnover rate                                                19%            86%            34%           14%
Net assets, end of period (in thousands)                       $   59,080     $   62,776     $   68,542    $  102,780
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.31%          1.32%          1.31%         1.27%
 Net investment income                                               1.66%          2.06%          2.60%         3.05%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                        1.17%          1.19%          1.19%         1.16%
 Net investment income                                               1.80%          2.19%          2.72%         3.16%



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                        PIONEER AMT-FREE MUNICIPAL FUND

                             FINANCIAL HIGHLIGHTS

     The information below for the fiscal years ended December 31, 2001 through December 31, 2005 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

                                                                 Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
Class A                                                           12/31/05    12/31/04 (a)    12/31/03      12/31/02     12/31/01
Net asset value, beginning of period                             $    14.38    $    14.45    $    14.46    $    13.98    $    13.97
                                                                 ----------    ----------    ----------    ----------    ----------
Increase from investment operations:
 Net investment income                                           $     0.54    $     0.61(b) $     0.66    $     0.66    $     0.66
 Net realized and unrealized gain on investments                       0.14          0.14          0.13          0.69          0.02
                                                                 ----------    ----------    ----------    ----------    ----------
   Net increase from investment operations                       $     0.68    $     0.75    $     0.79    $     1.35    $     0.68
Distributions to shareowners:
 Net income                                                           (0.64)        (0.60)        (0.63)        (0.64)        (0.64)
 Net realized gain                                                    (0.29)        (0.22)        (0.17)        (0.23)        (0.03)
                                                                 ----------    ----------    ----------    ----------    ----------
   Net increase (decrease) in net asset value                    $    (0.25)   $    (0.07)   $    (0.01)   $     0.48    $     0.01
                                                                 ----------    ----------    ----------    ----------    ----------
   Net asset value, end of period                                $    14.13    $    14.38    $    14.45    $    14.46    $    13.98
                                                                 ==========    ==========    ==========    ==========    ==========
Total return*                                                          4.81%         5.40%         5.66%         9.99%         4.92%
Ratio of net expenses to average net assets+                           0.87%         0.91%         0.87%         0.89%         0.98%
Ratio of net investment income to average net assets+                  4.42%         4.25%         4.58%         4.74%         4.63%
Portfolio turnover rate                                                  12%            7%           20%           19%            9%
Net assets, end of period (in thousands)                         $   16,033    $      227    $    6,538    $    3,787    $    1,273
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                        1.16%         0.91%         0.87%         0.89%         0.98%
   Net investment income                                               4.13%         4.25%         4.58%         4.74%         4.63%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                        0.87%         0.91%         0.87%         0.89%         0.98%
   Net investment income                                               4.42%         4.25%         4.58%         4.74%         4.63%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.

                                                                 Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
Class B                                                           12/31/05    12/31/04 (a)    12/31/03     12/31/02     12/31/01
Net asset value, beginning of period                             $    14.34    $    14.42    $    14.42    $    13.95    $    13.94
                                                                 ----------    ----------    ----------    ----------    ----------
Increase from investment operations:
 Net investment income                                           $     0.45    $     0.49(b) $     0.55    $     0.55    $     0.55
 Net realized and unrealized gain on investments                       0.12          0.14          0.14          0.68          0.02
                                                                 ----------    ----------    ----------    ----------    ----------
   Net increase from investment operations                       $     0.57    $     0.63    $     0.69    $     1.23    $     0.57
Distributions to shareowners:
 Net income                                                           (0.55)        (0.49)        (0.52)        (0.53)        (0.53)
 Net realized gain                                                    (0.29)        (0.22)        (0.17)        (0.23)        (0.03)
                                                                 ----------    ----------    ----------    ----------    ----------
   Net increase (decrease) in net asset value                    $    (0.27)   $    (0.08)   $       --    $     0.47    $     0.01
                                                                 ----------    ----------    ----------    ----------    ----------
   Net asset value, end of period                                $    14.07    $    14.34    $    14.42    $    14.42    $    13.95
                                                                 ==========    ==========    ==========    ==========    ==========
Total return*                                                          4.02%         4.52%         4.93%         9.07%         4.14%
Ratio of net expenses to average net assets+                           1.41%         1.70%         1.66%         1.68%         1.73%
Ratio of net investment income to average net assets+                  3.90%         3.49%         3.78%         3.86%         3.87%
Portfolio turnover rate                                                  12%            7%           20%           19%            9%
Net assets, end of period (in thousands)                         $    2,369    $       10    $    3,141    $    2,494    $    1,236
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                        1.68%         1.70%         1.66%         1.68%         1.73%
   Net investment income                                               3.63%         3.49%         3.78%         3.86%         3.87%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                        1.41%         1.70%         1.66%         1.68%         1.73%
   Net investment income                                               3.90%         3.49%         3.78%         3.86%         3.87%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.

                                                                             Year Ended    Year Ended  10/01/03 (b)
Class C                                                                       12/31/05    12/31/04 (a)  to 12/31/03
Net asset value, beginning of period                                         $   14.34     $   14.42    $   14.45
                                                                             ---------     ---------    ---------
Increase from investment operations:
 Net investment income                                                       $    0.44     $    0.47(c) $    0.16
 Net realized and unrealized gain on investments                                  0.09          0.14         0.04
                                                                             ---------     ---------    ---------
   Net increase from investment operations                                   $    0.53     $    0.61    $    0.20
Distributions to shareowners:
 Net income                                                                      (0.54)        (0.47)       (0.13)
 Net realized gain                                                               (0.29)        (0.22)       (0.10)
                                                                             ---------     ---------    ---------
   Net increase in net asset value                                           $   (0.30)    $   (0.08)   $   (0.03)
                                                                             ---------     ---------    ---------
   Net asset value, end of period                                            $   14.04     $   14.34    $   14.42
                                                                             =========     =========    =========
Total return*                                                                     3.78%         4.38%      1.40%^
Ratio of net expenses to average net assets+                                      1.38%         1.84%        1.87%**
Ratio of net investment income to average net assets+                             3.87%         3.35%        4.36%**
Portfolio turnover rate                                                             12%            7%          20%
Net assets, end of period (in thousands)                                     $   1,183     $      10    $     100
Ratios assuming no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                                   1.63%         1.84%       43.13%**
   Net investment income                                                          3.62%         3.35%      (36.90)%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                                   1.38%         1.84%        1.87%**
   Net investment income                                                          3.87%         3.35%        4.36%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Initial issue date of Class C Shares.
(c) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
^   Not annualized.
+   Ratios assuming no reduction for fees paid indirectly.

                                                                Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
INVESTOR CLASS                                                   12/31/05      12/31/04(a)    12/31/03      12/31/02      12/31/01
Net asset value, beginning of period                            $    14.36     $    14.44    $    14.45    $    13.97    $    13.96
                                                                ----------     ----------    ----------    ----------    ----------
Increase from investment operations:
 Net investment income                                          $     0.79     $     0.67(b) $     0.70    $     0.71    $     0.71
 Net realized and unrealized gain on investments                     (0.10)          0.11          0.13          0.69          0.02
                                                                ----------     ----------    ----------    ----------    ----------
  Net increase from investment operations                       $     0.69     $     0.78    $     0.83    $     1.40    $     0.73
Distributions to shareowners:
 Net income                                                          (0.69)         (0.64)        (0.67)        (0.69)        (0.69)
 Net realized gain                                                   (0.29)         (0.22)        (0.17)        (0.23)        (0.03)
                                                                ----------     ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                      $    (0.29)    $    (0.08)   $    (0.01)   $     0.48    $     0.01
                                                                ----------     ----------    ----------    ----------    ----------
Net asset value, end of period                                  $    14.07     $    14.36    $    14.44    $    14.45    $    13.97
                                                                ==========     ==========    ==========    ==========    ==========
Total return*                                                         4.88%          5.63%         5.96%        10.33%         5.30%
Ratio of net expenses to average net assets+                          0.58%          0.63%         0.61%         0.61%         0.62%
Ratio of net investment income to average net assets+                 4.69%          4.78%         4.83%         4.91%         5.01%
Portfolio turnover rate                                                 12%             7%           20%           19%            9%
Net assets, end of period (in thousands)                        $  463,333     $  516,442    $  563,305    $  569,484    $  533,803
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.58%          0.63%         0.61%         0.61%         0.62%
 Net investment income                                                4.69%          4.78%         4.83%         4.91%         5.01%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.58%          0.63%         0.61%         0.61%         0.62%
 Net investment income                                                4.69%          4.78%         4.83%         4.91%         5.01%



(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.

                             PIONEER RESEARCH FUND

                             FINANCIAL HIGHLIGHTS


     The information below for the fiscal years ended December 31, 2002 through December 31, 2005 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



                                                               Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/05       12/31/04     12/31/03(a)    12/31/02      12/31/01
Class A
Net asset value, beginning of period                           $     9.17     $     8.30    $     6.66    $     8.61    $     9.99
                                                               ----------     ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $     0.04     $     0.07    $     0.02    $    (0.02)   $    (0.04)
 Net realized and unrealized gain (loss) on investments              0.62           0.87          1.62         (1.93)        (1.34)
                                                               ----------     ----------    ----------    ----------    ----------
  Net increase (decrease) from investment operations           $     0.66     $     0.94    $     1.64    $    (1.95)   $    (1.38)
Distributions to shareowners:
 Net investment income                                              (0.03)         (0.07)           --            --            --
                                                               ----------     ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                     $     0.63     $     0.87    $     1.64    $    (1.95)   $    (1.38)
                                                               ----------     ----------    ----------    ----------    ----------
Net asset value, end of period                                 $     9.80     $     9.17    $     8.30    $     6.66    $     8.61
                                                               ==========     ==========    ==========    ==========    ==========
Total return*                                                        7.20%         11.38%        24.62%       (22.65)%      (13.81)%
Ratio of net expenses to average net assets+                         1.25%          1.16%         1.40%         1.75%         1.75%
Ratio of net investment income (loss) to average net assets+         0.44%          0.79%         0.21%        (0.28)%       (0.43)%
Portfolio turnover rate                                                89%           106%           74%            6%           24%
Net assets, end of period (in thousands)                       $    7,526     $    8,096    $    8,244    $    6,680    $    9,491
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.81%          2.20%         1.96%         2.08%         1.88%
 Net investment loss                                                (0.12)%        (0.25)%       (0.35)%       (0.61)%       (0.56)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.25%          1.16%         1.40%         1.75%         1.75%
 Net investment income (loss)                                        0.44%          0.79%         0.21%        (0.28)%       (0.43)%



(a) Effective December 11, 2003, the Fund began following a policy that focuses on investment selection regardless of tax impact to shareholders, rather than following the previous "tax-managed" policy that had focused on minimizing dividend income and avoided realizing capital gains.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

                                                               Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/05       12/31/04    12/31/03 (a)    12/31/02      12/31/01
Class B
Net asset value, beginning of period                           $     8.87     $     8.03     $     6.50    $     8.45    $    9.89
                                                               ----------     ----------     ----------    ----------    ---------
Increase (decrease) from investment operations:
 Net investment loss                                           $    (0.05)    $    (0.00)(b) $    (0.04)   $    (0.07)   $   (0.10)
 Net realized and unrealized gain (loss) on investments              0.60           0.84           1.57         (1.88)       (1.34)
                                                               ----------     ----------     ----------    ----------    ---------
  Net increase (decrease) from investment operations           $     0.55     $     0.84     $     1.53    $    (1.95)   $   (1.44)
Distributions to shareowners:
 Net investment income                                                 --          (0.00)(b)         --            --           --
                                                               ----------     ----------     ----------    ----------    ---------
Net increase (decrease) in net asset value                     $     0.55     $     0.84     $     1.53    $    (1.95)   $   (1.44)
                                                               ----------     ----------     ----------    ----------    ---------
Net asset value, end of period                                 $     9.42     $     8.87     $     8.03    $     6.50    $    8.45
                                                               ==========     ==========     ==========    ==========    =========
Total return*                                                        6.20%         10.51%         23.54%       (23.08)%     (14.56)%
Ratio of net expenses to average net assets+                         2.15%          1.95%          2.20%         2.45%        2.53%
Ratio of net investment loss to average net assets+                 (0.46)%         0.00%(b)      (0.59)%       (0.97)%      (1.21)%
Portfolio turnover rate                                                89%           106%            74%            6%          24%
Net assets, end of period (in thousands)                       $    5,647     $    6,972     $    7,532    $    6,613    $   9,732
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.69%          2.98%          2.76%         2.78%        2.66%
 Net investment loss                                                (1.00)%        (1.03)%        (1.15)%       (1.30)%      (1.34)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        2.15%          1.95%          2.20%         2.45%        2.51%
 Net investment loss                                                (0.46)%         0.00%(b)      (0.59)%       (0.97)%      (1.19)%



(a) Effective December 11, 2003, the Fund began following a policy that focuses on investment selection regardless of tax impact to shareholders, rather than following the previous "tax-managed" policy that had focused on minimizing dividend income and avoided realizing capital gains.
(b) Amounts round to less than one cent per share, or for percentages less than 0.01%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

                                                              Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                               12/31/05       12/31/04    12/31/03 (a)    12/31/02      12/31/01
Class C
Net asset value, beginning of period                          $     8.92     $     8.07     $     6.53    $     8.48    $     9.91
                                                              ----------     ----------     ----------    ----------    ----------
Increase (decrease) from investment operations:
 Net investment loss                                          $    (0.05)    $    (0.00)(b) $    (0.04)   $    (0.07)   $    (0.11)
 Net realized and unrealized gain (loss) on investments             0.60           0.85           1.58         (1.88)        (1.32)
                                                              ----------     ----------     ----------    ----------    ----------
  Net increase (decrease) from investment operations          $     0.55     $     0.85     $     1.54    $    (1.95)   $    (1.43)
Distributions to shareowners:
 Net investment income                                                --          (0.00)(b)         --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
Net increase (decrease) in net asset value                    $     0.55     $     0.85     $     1.54    $    (1.95)   $    (1.43)
                                                              ----------     ----------     ----------    ----------    ----------
Net asset value, end of period                                $     9.47     $     8.92     $     8.07    $     6.53    $     8.48
                                                              ==========     ==========     ==========    ==========    ==========
Total return*                                                       6.17%         10.60%         23.58%       (23.00)%      (14.43)%
Ratio of net expenses to average net assets+                        2.15%          1.92%          2.14%         2.35%         2.45%
Ratio of net investment loss to average net assets+                (0.46)%         0.00%(b)      (0.53)%       (0.88)%       (1.12)%
Portfolio turnover rate                                               89%           106%            74%            6%           24%
Net assets, end of period (in thousands)                      $    3,005     $    3,572     $    3,989    $    3,768    $    5,508
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.62%          2.94%          2.70%         2.69%         2.57%
 Net investment loss                                               (0.93)%        (1.02)%        (1.09)%       (1.22)%       (1.24)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       2.15%          1.92%          2.14%         2.35%         2.44%
 Net investment loss                                               (0.46)%         0.00%(b)      (0.53)%       (0.88)%       (1.11)%



(a) Effective December 11, 2003, the Fund began following a policy that focuses on investment selection regardless of tax impact to shareholders, rather than following the previous "tax-managed" policy that had focused on minimizing dividend income and avoided realizing capital gains.
(b) Amounts round to less than one cent per share, or for percentages less than 0.01%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

                                                                               8/11/04 (a)
                                                               Year Ended          to
                                                               12/31/05         12/31/04
Class Y
Net asset value, beginning of period                           $     9.21       $     8.01
                                                               ----------       ----------
Increase from investment operations:
 Net investment income                                         $     0.03       $     0.03
 Net realized and unrealized gain on investments                     0.65             1.21
                                                               ----------       ----------
  Net increase from investment operations                      $     0.68       $     1.24
Distributions to shareowners:
 Net investment income                                              (0.02)           (0.04)
                                                               ----------       ----------
Net increase in net asset value                                $     0.66       $     1.20
                                                               ----------       ----------
Net asset value, end of period                                 $     9.87       $     9.21
                                                               ==========       ==========
Total return*                                                        7.35%           15.51%(b)
Ratio of net expenses to average net assets+                         1.12%            1.01%**
Ratio of net investment income to average net assets+                0.76%            2.14%**
Portfolio turnover rate                                                89%             106%
Net assets, end of period (in thousands)                       $   58,070       $    2,374
Ratios with no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
 Net expenses                                                        1.18%            2.28%**
 Net investment income                                               0.69%            0.86%**
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                        1.12%            1.01%**
 Net investment income                                               0.75%            2.14%**



(a) Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(b) Not Annualized.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $267,000. Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganizations. With respect to each Reorganization, the Pioneer Funds will each pay an equal portion of the remaining 50% of the costs incurred in connection with the such Reorganization.

Revoking Proxies

     Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.


Outstanding Shares

     Only shareholders of record on July 31, 2006 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following shares of each fund requesting a vote of its shareholders were outstanding:





Pioneer Fund                                 Shares Outstanding (as of July 31, 2006)
------------                                 ----------------------------------------
       Pioneer America Income Trust
        Class A ...........................                9,681,057.708
        Class B ...........................                2,685,953.397
        Class C ...........................                2,183,748.528
        Class R ...........................                91,356.613
        Investor Class                                     3,518,176.794
       Pioneer Balanced Fund
        Class A ...........................                8,711,311.121
        Class B ...........................                1,359,896.513
        Class C ...........................                987,339.848
        Investor Class ....................                789,677.190
       Pioneer Florida Tax Free Income Fund
        Class A ...........................                136,065.342
        Class B ...........................                169,880.059
        Class C ...........................                954.201
        Class Y ...........................                3,379,931.145
       Pioneer Focused Equity Fund
        Class A ...........................                1,004,657.472
        Class B ...........................                808,706.282
        Class C ...........................                2,807.506
        Class Y ...........................                3,686,014.029

Other Business

     Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposals 1(a) -- 1(d). If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders of fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the Board of Trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

     Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS




     As of July 31, 2006, the Trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.




     To the knowledge of each fund, as of July 31, 2006, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively.





----------------------------------------------------------------------------------------------
                                                             Number of
            Record Holder                Share Class           Shares         Percent of Class
----------------------------------------------------------------------------------------------
 Pioneer Government Income Fund
 BISYS Retirement Services                 Class A          113,474.813           8.42%
 FBO Aeropres Corporation Retirement
 700 17th Street, Suite 300
 Denver, Co 80202-3531
----------------------------------------------------------------------------------------------
 Pershing LLC                                               107,296.831           7.96%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                    Record Holder                              Share Class          Shares         Percent of Class
-------------------------------------------------------------------------------------------------------------------
 BISYS Retirement Services                                                        101,868.717           7.56%
 FBO Ledwell Son Enterprises 401K Plan
 700 17th Street, Suite 300
 Denver, Co 80202-3531
-------------------------------------------------------------------------------------------------------------------
 BISYS Retirement Services                                                         96,381.301           7.15%
 FBO John J. Guth Associates Inc.
 700 17th Street, Suite 300
 Denver, Co 80202-3531
-------------------------------------------------------------------------------------------------------------------
 BISYS Retirement Services                                                        150,213.745          11.15%
 FBO Builders Supply Company Inc.
 700 17th Street, Suite 300
 Denver, Co 80202-3531
-------------------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers Mutual Fund        Class B           43,207.614           9.41%
 Administration
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------------
 Raymond James & Associates Inc.                                 Class C            1,174.468          20.80%
 880 Carillon Parkway
 St. Petersburg, FL 33716-1100
 -------------------------------------------------------------------------------------------------------------------
 Edward D. Jones & Co.                                                              2,166.391          38.38%
 FBO George Ronnie Lowe IRA
 P.O. Box 2500
 Maryland Heights, MO 63043-8500
-------------------------------------------------------------------------------------------------------------------
 Pioneer Funds Distributor, Inc.                                                    1,036.269          18.36%
 60 State Street
 Boston, MA 02109-1800
 -------------------------------------------------------------------------------------------------------------------
 PIM USA 401(k) Trustee for                                                           948.026          16.79%
 Industrial Reflooring Specialists
 Rodney G. Sims
 2511 Centerline Road
 Conroe, TX 77384-4301
---------------------------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co.                                   Class Y          928,412.882          10.74%
 As Custodian
 Attn: Investment Funds Global
 Distribution Center
 525 Washington Blvd.
 Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------------------
 Kenneburt & Company                                                            5,003,671.650          57.91%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
-------------------------------------------------------------------------------------------------------------------
 Kenneburt & Company                                                              556,480.964           6.44%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
-------------------------------------------------------------------------------------------------------------------
 Kenneburt & Company                                                            1,338,919.438          15.49%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365

---------------------------------------------------------------------------------------------------------
                                                                          Number of
              Record Holder                          Share Class           Shares         Percent of Class
---------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers          Class B           279,527.470           10.43%
 Mutual Fund Administration
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers          Class C           820,598.458           37.57%
 Mutual Fund Administration
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers          Class R            20,679.682           22.85%
 Mutual Fund Administration
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
 MCB Trust Services Cust FBO                                               6,439.029            7.11%
 Skyland Automotive Inc Employ
 700 17th St Ste 300
 Denver, CO 80202-3531
---------------------------------------------------------------------------------------------------------
 MCB Trust Services Cust FBO                                              28,039.157           30.98%
 Big Boy 401(K) Plan & Trust
 700 17th ST Ste 300
 Denver, CO 80202-3531
---------------------------------------------------------------------------------------------------------
 MCB Trust Services Cust FBO                                               5,433.290            6.00%
 Gerken Retirement Savings Plan
 700 17th ST Ste 300
 Denver, CO 80202-3531
---------------------------------------------------------------------------------------------------------
 MCB Trust Services Cust FBO                                               8,828.827            9.75%
 United Construction Trades &
 Industrial Emp Int'l Union 401(K)
 700 17th ST Ste 300
 Denver, CO 80202-3531
---------------------------------------------------------------------------------------------------------
 MCB Trust Services Cust. F/B/O                                            7,440.680            8.22%
 Citizens Bank of Hartsville
 Retirement Savings Plan
 700 17th ST Ste 300
 Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------------------
 MCB Trust Services Cust. F/B/O                                            4,713.330            5.20%
 Foxcor, Inc.
 401(k) Profit Sharing Plan
 700 17th ST Ste 300
 Denver, CO 80202-3531
---------------------------------------------------------------------------------------------------------------------------------
 Charles Schwab & Co Inc                           Investor Class        180,678.790            5.15%
 Exclusive Benefit of its Cust
 Attn: Mutual Fund Dept
 101 Montgomery St
 San Francisco, CA 94104-4151
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                        Number of
                 Record Holder                     Share Class           Shares          Percent of Class
---------------------------------------------------------------------------------------------------------
 Pioneer Classic Balanced Fund
---------------------------------------------------------------------------------------------------------
 Amvescap National Trust Company                     Class A          2,096,290.324           35.10%
 As Agent For AmSouth Bank
 FBO AmSouth Thrift Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779
---------------------------------------------------------------------------------------------------------
 Pershing LLC                                                             4,602.140           12.09%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
---------------------------------------------------------------------------------------------------------
 Pershing LLC                                                             2,714.932           7.13%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
---------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers                            10,495.932           27.59%
 Mutual Fund Administration
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
 Kenneburt & Company                                 Class Y            271,943.878           10.12%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
---------------------------------------------------------------------------------------------------------
 Kenneburt & Company                                                    949,324.850           33.35%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
---------------------------------------------------------------------------------------------------------
 Amvescap National Trust Company                                        347,362.276           12.93%
 As Agent For AmSouth Bank
 FBO Cas Inc. 401K Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779
---------------------------------------------------------------------------------------------------------
 BISYS Retirement Services                                              496,642.364           18.49%
 FBO Warrior Tractor Equipment 401K Plan
 700 17th Street, Suite 300
 Denver, Co 80202-3531
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                          Number of
             Record Holder                             Share Class         Shares           Percent of Class
------------------------------------------------------------------------------------------------------------
 Amvescap National Trust Company                                          347,362.276           12.93%
 As Agent For AmSouth Bank
 FBO Tractor Equipment Company
 401K PS Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779
------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------
 Merrill Lynch, Pierce, Fenner & Smith Incorporated     Class B            89,612.452           6.58%
 for the Sole Benefit of its Customers
 Mutual Fund Administration
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------
 Citigroup Global Markets Inc.                           Class C          269,791.510           26.91%
 Attn: Peter Booth
 333 West 34th St 7th Fl
 New York NY 10001-2402
------------------------------------------------------------------------------------------------------------
 Pioneer AMT-Free Municipal Fund
------------------------------------------------------------------------------------------------------------
 UBS Financial Services Inc.                             Class A          178,420.402            9.18%
 FBO Richard C. Gibson
 PO Box 3817
 Midland, TX 79702-3817
------------------------------------------------------------------------------------------------------------
 Pershing LLC                                                             144,366.678            7.42%
 PO Box 2052
 Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------
 Janney Montgomery Scott LLC                             Class B           20,415.387            7.64%
 Delores E. Haufler
 1801 Market St.
 Philadelphia, PA 19103-1628
------------------------------------------------------------------------------------------------------------
 Janney Montgomery Scott LLC                                               19,698.946            7.38%
 George J. Haufler TR
 1801 Market St.
 Philadelphia, PA 19103-1628
------------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of                                            75,389.588           28.24%
 Its Customers
 Mutual Fund Administration
 4800 Deer Lake Dr. E FL 2
 Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------
 G John Runia                                            Class C           28,867.604           14.48%
 Estate of George W. Bernall
 111 E. Broadway, Ste 250
 Salt Lake City, UT 84111-5241
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                           Number of
          Record Holder                Share Class           Shares         Percent of Class
------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of                              73,375.508           36.99%
 Its Customers
 Mutual Fund Administration
 4800 Deer Lake Dr. E FL 2
 Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------
 Charles Schwab & Co Inc             Investor Class       2,102,055.435            6.63%
 Exclusive Benefit of Its Cust
 Attn: Mutual Fund Dept
 101 Montgomery St
 San Francisco CA 94104-4122
------------------------------------------------------------------------------------------------
 Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------
 Kenneburt & Company                     Class B             19,882.318           11.71%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------
 Pershing LLC                                                11,606.314            6.83%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------
 Pershing LLC                                                11,567.106            6.81%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------
 Pershing LLC                                                23,317.466           13.74%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------
 Pershing LLC                                                10,226.892            6.02%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------
 NFS LLC FEBO                                                23,607.177           13.91%
 Panagiotis Fotiadis
 218 Windward Island
 Clearwater, FL 33767-2325
------------------------------------------------------------------------------------------------
 Pioneer Funds Distributor Inc.          Class C                954.198           99.99%
 60 State Street
 Boston, MA 02109-1800
------------------------------------------------------------------------------------------------
 Kenneburt & Company                     Class Y          3,170,955.932           93.81%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------
 Kenneburt & Company                                        197,033.021            5.82%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            Number of
                    Record Holder                        Share Class          Shares         Percent of Class
-------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund
 Merrill Lynch, Pierce, Fenner & Smith Incorporated        Class A            59,628.146           8.35%
 for the Sole Benefit of its Customers
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Merrill Lynch, Pierce, Fenner & Smith Incorporated        Class B           190,011.109          33.17%
 for the Sole Benefit of its Customers
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Merrill Lynch, Pierce, Fenner & Smith Incorporated        Class C            65,102.757          24.52%
 for the Sole Benefit of its Customers
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 MCB Trust Services FBO                                                       32,816.239          12.36%
 James R. Thompson Inc. 401(K) Plan
 700 17th ST Ste 300
 Denver CO 80202-3531
-------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co                              Class Y         2,580,303.755          31.66%
 As Custodian for its customer
 Attn: Investment Funds Global
 Distribution Center
 525 Washington Blvd.
 Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co                                                425,857.411           5.22%
 As Custodian for its customer
 Attn: Investment Funds Global
 Distribution Center
 525 Washington Blvd.
 Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co                                              2,328,427.808          28.57%
 As Custodian for its customer
 Attn: Investment Funds Global
 Distribution Center
 525 Washington Blvd.
 Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co                                              1,869,891.901          22.94%
 As Custodian for its customer
 Attn: Investment Funds Global
 Distribution Center
 525 Washington Blvd.
 Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co                                               681,383.827           8.36%
 As Custodian for its customer
 Attn: Investment Funds Global
 Distribution Center
 525 Washington Blvd.
 Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                         Number of
          Record Holder              Share Class          Shares         Percent of Class
----------------------------------------------------------------------------------------
 Pioneer Focused Equity Fund
 Kenneburt & Company                   Class A          151,195.145           14.39%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------
 Pioneer Funds Distributor Inc.        Class C              765.697           27.65%
 60 State Street
 Boston, MA 02109-1800
----------------------------------------------------------------------------------------
 PIM IRA Cust for                                         1,960.227           70.80%
 Kathleen D. White
 2041 N. Kensington St.
 Arlington, VA 22205-3209
----------------------------------------------------------------------------------------
 Kenneburt & Company                   Class Y        2,000,440.917           50.94%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------
 Kenneburt & Company                                    948,769.651           24.16%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------
 Kenneburt & Company                                    943,733.262           24.03%
 FBO ASO Trust
 Attn: Mutual Fund Operations
 P.O. Box 12365
 Birmingham, AL 35202-2365
----------------------------------------------------------------------------------------

                                    EXPERTS

     The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     You can obtain more free information about the funds from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

     Each fund's statement of additional information and shareholder reports are available free of charge on the funds' website at www.pioneerinvestments.com

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

     Visit our website www.pioneerinvestments.com

     Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
the   th day of        , 2006, by and between Pioneer           Trust, a
Delaware statutory trust (the "Acquiring Trust"), on behalf of its series,
Pioneer            Fund (the "Acquiring Fund"), with its principal place of
business at 60 State Street, Boston, Massachusetts 02109, and Pioneer __________ Trust, a [Delaware statutory] [Massachusetts business] trust (the "Acquired Trust"), on behalf of its series, Pioneer ____________ Fund (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)([C/D]) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C, [Class R] [Class Y] [Investor Class] shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Acquired Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Acquiring Trust and the Acquired Trust have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Fund in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Trust's Agreement and Declaration of Trust, or By-laws, and the Acquired Fund's then- current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be ____________, 2006, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the Acquired Fund to the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the Acquired Trust. The Acquired Trust is a [statutory] [business] trust validly existing and in good standing under the laws of the [State of Delaware] [Commonwealth of Massachusetts] and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquired Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


     (b) The Acquired Trust a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Acquired Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Trust to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. Neither the Acquired

  Trust nor the Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

     (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended [December 31, 2005] [July 31, 2005], have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

     (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the six-month period ended January 31, 2006,] there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

      (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

        (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

        (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

        (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

        (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

        (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or
      (iv) prepaid amount received on or prior to the Closing Date;

        (K) The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund Representation Certificate to be delivered pursuant to paragraph 7.4;

        (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

        (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records; and

        (N) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

     (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
    Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (s) The tax representation certificate to be delivered by Acquired Trust, on behalf of the Acquired Fund, to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Acquired Fund, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Acquiring Fund nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended [December 31, 2005] [July 31, 2005] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

     (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the period ended January 31, 2006], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

      (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

        (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

        (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

        (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

        (I) The Acquiring Fund has delivered to Acquired Fund or made available to Acquired Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

        (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or
      (iv) prepaid amount received on or prior to the Closing Date;

        (K) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund Tax Representation Certificate to be delivered pursuant to paragraph 6.3;

        (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

        (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records;

     (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

     (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished in writing by the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (p) The Acquiring Trust currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment
    Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Trust currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Trust complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Trust have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (r) The tax representation certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Acquired Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Acquired Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)([C/D]) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Acquired Trust shall reasonably request;

     6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     6.4 The Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Acquired Trust, on behalf of the Acquired Fund, shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Trust.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

     7.3 The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters with respect to the Acquired Fund; and

     7.5 The Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.


8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Acquired Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code.

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections

265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.


9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Acquired Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.


11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to __________, 2006 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.


12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.


13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration and the Acquired Fund's Declaration of Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Acquired Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Acquired Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration and the Acquired Trust's Declaration of Trust, respectively.



                 [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   PIONEER __________ TRUST,
                                          on behalf of its series,
                                          PIONEER ________ FUND


By:____________________________________   By: __________________________________
Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President


Attest:                                   PIONEER ________ TRUST,
                                          on behalf of its series,
                                          PIONEER ________ FUND


By: ___________________________________   By: __________________________________
Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President

           Exhibit B -- Portfolio Manager's Discussion of Performance

PIONEER GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns


Average Annual Total Returns
(As of January 31, 2006)

                                Public
                Net Asset       Offering
Period         Value (NAV)     Price (POP)
10 Years          5.17%           4.69%
5 Years           3.94            2.99
1 Year            1.36           (3.17)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                          Lehman Brothers Fixed
            Pioneer Government      Lehman Brothers        Rate Mortgage-Backed
               Income Fund       Government Bond Index       Securities Index
Jan-96             9,550                  10,000                  10,000
                   9,923                  10,326                  10,535
Jan-98            10,924                  11,434                  11,562
                  11,651                  12,357                  12,334
Jan-00            11,627                  12,129                  12,365
                  13,043                  13,805                  14,082
Jan-02            13,873                  14,849                  15,145
                  14,978                  16,254                  16,357
Jan-04            15,287                  17,043                  16,923
                  15,608                  17,751                  17,702
Jan-06            15,821                  18,070                  18,127

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A shares of the fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(3/13/00)              4.38%       4.38%
5 Years                3.17        3.17
1 Year                 0.59       (3.25)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                          Lehman Brothers Fixed
            Pioneer Government      Lehman Brothers        Rate Mortgage-Backed
               Income Fund       Government Bond Index       Securities Index
 Mar-00           10,000                  10,000                 10,000
                  10,884                  11,100                 11,136
 Jan-02           11,496                  11,940                 11,976
                  12,322                  13,070                 12,936
 Jan-04           12,482                  13,704                 13,384
                  12,650                  14,273                 14,000
 Jan-06           12,725                  14,529                 14,336

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

The performance of Class B shares of the fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(3/13/00)              4.39%       4.39%
5 Years                3.19        3.19
1 Year                 0.65        0.65

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                          Lehman Brothers Fixed
            Pioneer Government      Lehman Brothers        Rate Mortgage-Backed
               Income Fund       Government Bond Index       Securities Index
Mar-00            10,000                  10,000                 10,000
                  10,884                  11,100                 11,136
Jan-02            11,496                  11,940                 11,976
                  12,322                  13,070                 12,936
Jan-04            12,482                  13,704                 13,384
                  12,650                  14,273                 14,000
Jan-06            12,733                  14,529                 14,336

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class C shares is based upon the performance of the fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                  If           If
Period           Held       Redeemed
10 Years         5.30%       5.30%
5 Years          4.10        4.10
1 Year           1.57        1.57

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                          Lehman Brothers Fixed
            Pioneer Government      Lehman Brothers        Rate Mortgage-Backed
               Income Fund       Government Bond Index       Securities Index
Jan-96            10,000                  10,000                 10,000
                  10,388                  10,326                 10,535
Jan-98            11,441                  11,434                 11,562
                  12,203                  12,357                 12,334
Jan-00            12,202                  12,129                 12,365
                  13,709                  13,805                 14,082
Jan-02            14,603                  14,849                 15,145
                  15,790                  16,254                 16,357
Jan-04            16,139                  17,043                 16,923
                  16,503                  17,751                 17,702
Jan-06            16,762                  18,070                 18,127

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER GOVERNMENT INCOME FUND 1/31/06

Continued economic growth and rising short-term interest rates during the last six months created the backdrop for the positive return earned by shareholders in Pioneer Government Income Fund. In the following interview, Richard Schlanger, the Fund's Portfolio Manager and a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Fund over the past half year.

Q. How did the Fund perform during the period?

A: For the six-month period ended January 31, 2006, Class A shares of Pioneer
   Government Income Fund produced a total return of 0.67% at net asset value. The Fund underperformed its benchmark, the Lehman Brothers Government Bond Index, which returned 0.77% for the same period. It also fell short of the 1.28% return of the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index and the average 0.86% return generated by the funds in the U.S. Mortgage Funds Category of Lipper, an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.58%. The Fund held 106 issues with an average quality of AAA.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?

A: In an environment of relatively strong economic growth, the Federal Reserve raised the federal funds rate five times from 3.25% to 4.50% during the period. The Fed's actions resulted in a flattening of the yield curve, with short-term yields and longer-term yields at approximately the same level. For a short period, the yield curve inverted slightly, with longer-term yields falling below short-term yields.

   While long-term yields on U.S. Treasury bonds were relatively low, they were among the highest among the developed countries, making them attractive to overseas investors. As a result, U.S. Government bonds benefited from an influx of money from foreign, as well as domestic, investors. The performance of government bonds was also enhanced by investors seeking quality. At a time when long-term yields declined and the bonds of corporate issuers, like General Motors and Ford, were downgraded by credit rating agencies, domestic investors saw little advantage to take on greater risk. As a result, they moved to purchasing government securities with relative safety.

Q. What strategies did you use in managing the Fund?

A: We continued to seek a high level of income without unduly risking capital.
   In making our investment decisions, we considered a variety of factors that influence economic activity and interest rates. These included the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar against world currencies. To take advantage of the flattening yield curve, we extended the portfolio's duration.

   At the beginning of the period, the portfolio had a relatively small Treasury bond position and a large allocation to mortgage-backed securities. Among mortgages, securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) accounted for a far greater percentage of assets than those issued by the Government National Mortgage Association (Ginnie Mae). Because we believed mortgages had become too high priced and subject to prepayment, we lowered the Fund's mortgage holdings, while increasing the percentage of Treasury bonds. We established a position in Treasury Inflation Protected Securities (TIPS) on the belief that inflation might pick up. TIPS are securities whose principal is tied to the consumer price index, which is a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS increases in value. The interest-rate payment on TIPS is calculated on the inflated principal.

Q. What contributed to performance?

A: The TIPS in the portfolio were the biggest contributor to performance. The portfolio's longer duration also contributed to results. Conventional mortgages issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) underperformed those issued by the Government National Mortgage Association (Ginnie Mae). Both Fannie Mae and Freddie Mac are well represented in the top 25 holdings that constitute over 60% of the portfolio; Fannie Mae with

   33.5% of that total and Freddie Mac with 26.7%. They also have been in the headlines for more than a year because of accounting irregularities and concerns that these agencies were undercapitalized. Both agencies sold portions of their mortgage investment portfolios in order to raise funds to meet the higher capitalization levels required by the Office of Federal Housing Enterprise Oversight (OFHEO). The OFHEO has stated that both agencies are now adequately capitalized.

Q. What is your financial outlook?

A: We are generally positive in our outlook. We think the yield curve will temporarily invert, with short-term yields rising above long-term yields. However, we believe that the Fed may be near the end of its rate-raising cycle. We expect to see some heightened market volatility in the short term, as investors become familiar with the policies and philosophy of Benjamin Bernanke, the new Federal Reserve chairman. With the re-issuance of the 30-year Treasury bond, there is likely to be a greater supply of Treasury bonds in the next several months; however, this increase in supply is unlikely to affect bond prices significantly, as foreign and domestic demand for U.S. Treasury bonds continues to be strong. As in the past, we will carefully monitor the factors that influence the economy, inflation and monetary policy, and make adjustments to the portfolio that we believe have potential to increase income and preserve principal.

   When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed income securities. Mortgage-Backed securities are also subject to pre-payments.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER AMERICA INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                                Public
                Net Asset       Offering
Period         Value (NAV)     Price (POP)
10 Years          4.86%           4.38%
5 Years           4.31            3.36
1 Year            1.84           (2.73)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                         Lehman Brothers Fixed-
            Pioneer America        Lehman Brothers        Rate Mortgage-Backed
               Income Trust     Government Bond Index       Securities Index
 Dec-95            9,550                   10,000                 10,000
 Dec-97            10,601                  11,263                 11,535
 Dec-99            11,137                  12,096                 12,567
 Dec-01            13,162                  14,688                 15,118
 Dec-03            14,661                  16,762                 16,944
 Dec-05            15,346                  17,805                 18,205

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Trust performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

PIONEER AMERICA INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                  If           If
Period           Held       Redeemed
10 Years         4.04%       4.04%
5 Years          3.46        3.46
1 Year           0.99       (2.90)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer America Income Trust, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                          Lehman Brothers Fixed-
            Pioneer America        Lehman Brothers        Rate Mortgage-Backed
               Income Trust       Government Bond Index       Securities Index
 Dec-95            10,000                  10,000                 10,000
 Dec-97            10,932                  11,263                 11,535
 Dec-99            11,326                  12,096                 12,567
 Dec-01            13,161                  14,688                 15,118
 Dec-03            14,421                  16,762                 16,944
 Dec-05            14,858                  17,805                 18,205

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Trust performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

PIONEER AMERICA INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(1/31/96)              4.06%       4.06%
5 Years                3.52        3.52
1 Year                 1.02        1.02

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer America Income Trust, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                         Lehman Brothers Fixed-
            Pioneer America        Lehman Brothers        Rate Mortgage-Backed
               Income Trust       Government Bond Index       Securities Index
 Jan-96            10,000                  10,000                 10,000
 Dec-97            10,892                  11,194                 11,449
 Dec-99            11,293                  12,022                 12,473
 Dec-01            13,111                  14,599                 15,005
 Dec-03            14,389                  16,660                 16,818
 Dec-05            14,840                  17,697                 18,069

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Trust performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

PIONEER AMERICA INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(12/10/04)             2.11%       2.11%
1 Year                 2.27        2.27

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                                                         Lehman Brothers Fixed-
              Pioneer America       Lehman Brothers        Rate Mortgage-Backed
               Income Trust       Government Bond Index       Securities Index
 Dec-04            10,000                  10,000                 10,000
 Dec-05            10,223                  10,265                 10,261

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All [Investor Class] shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Trust performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table does not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

PIONEER AMERICA INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS R SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                  If           If
Period           Held       Redeemed
10 Years         4.49%       4.49%
5 Years          4.11        4.11
1 Year           1.53        1.53

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer America Income Trust, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                           Lehman Brothers Fixed-
            Pioneer America         Lehman Brothers        Rate Mortgage-Backed
               Income Trust       Government Bond Index       Securities Index
 Dec-95            10,000                  10,000                 10,000
 Dec-97            10,974                  11,263                 11,535
 Dec-99            11,418                  12,096                 12,567
 Dec-01            13,367                  14,688                 15,118
 Dec-03            14,894                  16,762                 16,944
 Dec-05            15,510                  17,805                 18,205

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Trust performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

PORTFOLIO MANAGEMENT DISCUSSION
Pioneer America Income Trust 12/31/05

In a year marked by hurricanes, high energy prices, concerns about accelerating inflation and rising short-term interest rates, shareholders in Pioneer America Income Trust earned a positive return on their investment. In the interview below, Richard Schlanger, the Trust's day-to-day Portfolio Manager, discusses the factors that affected the fixed income market and the Trust over the past 12 months.

Q. How did the Trust perform during the period?

A: For the 12-month period ended December 31, 2005, Class A shares of Pioneer
   America Income Trust produced a total return of 1.84% at net asset value. The Trust underperformed its benchmark, the Lehman Brothers Government Bond Index, which returned 2.65% for the same period. It also underperformed the average 2.05% return generated by the General U.S. Government Funds Category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.17%. The Trust had 260 issues and the average quality of the portfolio was AAA.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, maybe worth more or less than their original cost.

Q. What was the investment environment like during the period?

A: Economic growth was relatively strong, and productivity remained high. In this environment, the Federal Reserve continued to reverse its accommodative monetary policy and raised interest rates eight times during the year, each time by a quarter point. At the end of 2005, the federal funds target rate was 4.25%, up from 2.25% in January 2005. (The federal funds rate is the rate banks charge for overnight loans. Since June 2004, the Fed has hiked interest rates 13 times, taking the federal funds rate from a 40-year low of 1% to the current 4.25%.) The net effect of the Fed's actions was a flattening of the yield curve, where short-term yields and longer-term yields were approximately the same. On December 30, 2005, the yield curve inverted slightly, with longer-term yields falling below short-term yields. (The yield curve shows the relationship between bond yields and maturity lengths.)

   During the year, government bonds benefited from an influx of money from both foreign and domestic investors. While long-term yields on U.S. Treasuries were relatively low, they were among the highest of the developed countries and attractive to overseas investors. The performance of government bonds was also enhanced by a flight to quality. At a time when long-term yields declined and the debt of General Motors and Ford was downgraded by credit rating agencies, domestic investors saw little advantage to taking on risk. As a result, they moved into the relative safety of government securities.

Q. What strategies did you use in managing the Trust?

A: As interest rates rose, we extended duration, or sensitivity to interest-rate changes, by reducing exposure to mortgage securities and adding to positions in Treasury issues and Treasury Inflation Protected Securities (TIPS). TIPS are securities whose principal is tied to the consumer price index, a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS increases in value. The interest-rate payment on TIPS is calculated on the inflated principal. While inflation was not a problem in 2005, we are concerned about the potential for it to pick up. Oil prices are over $60 a barrel, the price of gold is at a 25-year high and the unemployment rate fell below 5%. These factors and others could lead to an upturn in inflation. At the end of the period, 59% of the portfolio was in mortgage pass-through securities issued by the Government National Mortgage Association, 40% was in Treasury issues and TIPS, and 1% was in cash.

Q. What detracted from performance?

A: Our positioning on the yield curve held back return. Throughout the 12 months, we maintained a bulleted strategy, which means we invested in bonds across the maturity spectrum, with the biggest concentration in the intermediate-term range of two-years to ten-years. While our short-term and long-term bonds did well, intermediate-term bonds detracted from performance. In hindsight, it would have been more advantageous to have had a barbelled configuration, overweighting the short and long ends of the yield curve and holding relatively few intermediate-term bonds.

Q. What contributed to performance?

A: During the second half of 2005, yields on 10-year Treasuries traded in a relatively narrow range of roughly 3.90% to a high of roughly 4.68%. As 10-year Treasuries declined in price and rose in yield, we extended duration. This aided results because 10-year Treasuries closed the year at 4.40%, down from their highs. A longer duration usually benefits a portfolio when yields decline. The performance of TIPS also helped boost the Trust's return.

Q. What is your outlook?

A: In general we are positive when looking ahead. While we believe the inverted yield curve may be indicating some moderating in economic growth, we do not think it is signaling recession. When the Fed began raising interest rates, the federal funds rate was extremely low at 1%. We think that the current 4.25% level is not restrictive, especially with an inflation rate of roughly 2.0% to 2.5%. While we think the consumer may cut back on spending, it is likely that business will pick up the slack. An increase in capital spending on the part of corporations may be enough to keep the economy growing at a respectable rate. The Fed may be in the late stages of its rate-raising cycle. Should the Fed ease rates somewhat, we believe intermediate-term securities will outperform longer-term securities. We are well-positioned should this occur. As we move into 2006, we believe the Trust should continue to provide income diversification for investors who want to avoid the risk associated with the more volatile areas of the fixed-income market and with equities.

   When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. At times, the fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER CLASSIC BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                                Public
                Net Asset       Offering
Period         Value (NAV)     Price (POP)
10 Years          7.87%           7.37%
5 Years           5.14            4.18
1 Year            8.38            3.48

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                   Lehman Brothers
              Pioneer Classic     Government/Credit       Standard & Poor's
               Balanced Fund         Bond Index              500 Index
 Jan-96            9,550               10,000                 10,000
                  10,467               10,239                 12,633
 Jan-98           12,508               11,383                 16,031
                  14,013               12,375                 21,243
 Jan-00           13,812               12,021                 23,439
                  15,845               13,675                 23,228
 Jan-02           16,321               14,700                 19,480
                  14,972               16,202                 14,999
 Jan-04           17,962               17,113                 20,180
                  18,786               17,793                 21,436
 Jan-06           20,361               18,056                 23,660

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

PIONEER CLASSIC BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(9/3/97)               5.74%       5.74%
5 Years                4.33        4.33
1 Year                 7.51        4.03

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment
The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                   Lehman Brothers
              Pioneer Classic     Government/Credit        Standard & Poor's
               Balanced Fund         Bond Index              500 Index
Sep-97            10,000               10,000                 10,000
Jan-98            10,200               10,467                 10,401
                  11,345               11,379                 13,782
Jan-00            11,095               11,053                 15,208
                  12,645               12,574                 15,070
Jan-02            12,931               13,516                 12,639
                  11,772               14,896                  9,731
Jan-04            14,016               15,735                 13,093
                  14,543               16,361                 13,907
Jan-06            15,634               16,602                 15,350

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

PIONEER CLASSIC BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(9/3/97)               5.81%       5.81%
5 Years                4.45        4.45
1 Year                 8.10        8.10

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                   Lehman Brothers
              Pioneer Classic     Government/Credit       Standard & Poor's
               Balanced Fund         Bond Index               500 Index
Sep-97            10,000               10,000                 10,000
Jan-98            10,467               10,200                 10,401
                  11,379               11,345                 13,782
Jan-00            11,053               11,095                 15,208
                  12,574               12,645                 15,070
Jan-02            13,516               12,931                 12,639
                  14,896               11,772                  9,731
Jan-04            15,735               14,016                 13,093
                  16,361               14,543                 13,907
Jan-06            16,602               15,721                 15,350

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

PIONEER CLASSIC BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                  If           If
Period           Held       Redeemed
10 Years         8.04%       8.04%
5 Years          5.33        5.33
1 Year           8.64        8.64

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                   Lehman Brothers
              Pioneer Classic     Government/Credit      Standard & Poor's
               Balanced Fund         Bond Index              500 Index
Jan-96            10,000               10,000                 10,000
                  10,964               10,239                 12,633
Jan-98            13,107               11,383                 16,031
                  14,732               12,375                 21,243
Jan-00            14,546               12,021                 23,439
                  16,716               13,675                 23,228
Jan-02            17,255               14,700                 19,480
                  15,868               16,202                 14,999
Jan-04            19,046               17,113                 20,180
                  19,948               17,793                 21,436
Jan-06            21,671               18,056                 23,660


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
Pioneer Classic Balanced Fund 1/31/06

With a sustained economic recovery and steady corporate profit growth as a backdrop, domestic equities performed relatively well during the six months ended January 31, 2006. However, returns generally were more modest in the fixed-income markets as the Federal Reserve Board continued to raise short-term rates and the yield differences between long- and short-term securities narrowed. The yield advantages of corporate bonds over government securities also grew tighter, making investments in corporate bonds less attractive to investors. In the following interview, Walter Hunnewell, Jr., who is one of Pioneer Classic Balanced Fund's co-managers, and Richard Schlanger, who is a member of Pioneer's Fixed Income team, discuss the markets and the factors that affected performance during the six months.

Q. How did the Fund perform during the six months ended January 31, 2006?

A: Pioneer Classic Balanced Fund (Class A shares) returned 4.37% during the six-month period, at net asset value. During the same period, the average return of the 698 funds in Lipper's balanced Fund category was 4.47%. In comparison, the Standard and Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index returned 4.67% and 0.58%, respectively, over the same period.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What strategies do you use in managing the Fund?

A: Almost two months into the period, on September 23, 2005, the former AmSouth
   Balanced Fund was reorganized as the Pioneer Classic Balanced Fund, and Pioneer Investment Management assumed portfolio management responsibilities. Since then, the Fund has been managed in accord with our equity and fixed-income disciplines, emphasizing fundamental research and drawing on the global resources of the Pioneer organization.

   As a balanced fund, the Fund is managed with the goal of seeking both capital growth and current income through a diversified portfolio of both equity and fixed-income securities. The Fund has a normal allocation of 60% equities and 40% fixed income, but the allocation can vary depending upon Pioneer's assessment of relative opportunities in the markets. Since Pioneer assumed management responsibilities, the equity portfolio has increased from about 60% of Fund assets to about 65% of assets. That was the result of both a deliberate policy to increase the Fund's emphasis on stocks and the appreciation of the value of equity assets in the portfolio.

Q: What were the principal factors that affected the performance of the Fund's bond portfolio for the period?

A: We believed that corporate bonds were becoming less attractive relative to mortgages and governments as their yield advantages narrowed. As a consequence, we reduced our corporate positions. We also de-emphasized bonds in the finance sector, whose earnings we believed were vulnerable as the Federal Reserve continued to raise short-term interest rates. We sold, for example, bonds issued by Prudential Funding and by Devon Financing. In addition, we sold DaimlerChrysler holdings because of our concerns surrounding the auto sector. At the same time, we added to our mortgage holdings and invested in long-term Treasuries because of the attractive income that they offered relative to other types of fixed-income securities. While we maintained a high quality portfolio, we looked for selective opportunities in corporate bonds where we had confidence in the underlying credit fundamentals of the companies behind them.

   The average credit quality of the portfolio's holdings was AA on January 31, 2006. About one-third of the portfolio's assets was invested in Treasuries and another one-third was invested in mortgages. Government agencies accounted for about 10% of fixed income assets, while corporate industrial bonds accounted for 21%. Bank and finance bonds were reduced to about 12% of fixed income assets. We kept average maturity and duration - both of which measure sensitivity to changes in interest rates - consistent with that of the benchmark Lehman Brothers Government/Credit Bond Index.

   The increasing emphasis on mortgage-backed securities helped performance, as did the lack of exposure to some of the more notable poor-performing corporate bonds, including securities issued by General Motors and Ford, the credit ratings of which have fallen from investment-grade to below investment-grade.

Q: What were the principal factors that affected the performance of the Fund's equity portfolio during the six months?

A: We shifted the portfolio's focus from a growth-oriented style to more of a value-oriented style, with an emphasis on reasonably priced large- and mid-cap stocks. We also looked to increase the dividend income from our stock holdings. Reflecting this shift, by January 31, 2006, the average price - as reflected by price/earnings ratios - of our holdings was lower than that of the benchmark Standard & Poor's 500 Index, but the average dividend yield was higher than the S&P 500's.

   In repositioning the equity portfolio, we sold our positions in many higher-priced growth stocks, including those of technology companies Cisco Systems and Qualcomm, biotechnology leader Amgen, and eBay, the Internet auctioneer. We established large positions in less expensively priced, higher-yielding companies, including Bristol-Myers and Merck, two pharmaceutical companies that our research indicated offered potential interesting opportunities after being out of favor in the market. Another new holding was Washington Mutual, which was trading at a low price and offered a relatively high yield. In addition, we invested in some companies, such as Federated Department Stores, not because we were attracted by their dividend yield, but because we believed they offered superior capital appreciation potential as the result of their unrecognized earnings power. We also established a relatively small position in several real estate investment trusts (REITs), which had been absent from the portfolio. However, we limited the Fund's exposure because of our concern about the vulnerability of REITs to increases in interest rates. One of our larger REIT positions was Brandywine Realty.

Q: What were some of the individual equity investments that particularly influenced results?

A: We overweighted the energy sector, which helped performance substantially as energy stocks rallied and the prices of commodities increased. Among the better performers were oil services companies such as Global Santa Fe and Schlumberger, as well as Marathon Oil, an integrated oil company. Deere, the farm equipment company, was our largest individual holding by the end of the six months and made a substantial contribution to performance. We increased our weighting in Deere because it was selling at what we thought was a very low price. In our opinion the dividend yield was not high, but we believed it offered superior price appreciation potential because we think the overall stock market is underestimating how long demand for farm equipment will be sustained. Merck, which we added to the portfolio, also performed well as its stock value recovered from a depressed level. One of the disappointing performers was Dow Chemical, whose stock price fell because investors had questions about pricing for ethylene products, a significant part of Dow's business. However, we believed that ethylene inventories are generally low and Dow should have an opportunity to sustain good pricing for its products.

   As a result, we continue to favor the company.

Q. What is your investment outlook?

A: We think that the economy will continue to expand and corporate profits should continue to improve, but the rates of economic growth and corporate earnings growth may begin to slow during the current year. As we enter 2006, we believe the stock market is reasonably valued. We also think the emphasis on higher dividend-paying stocks gives the Fund the potential to do well in the current environment. We have found interesting opportunities among higher-dividend pharmaceutical companies and telecommunication services companies and in companies that have demonstrated abilities to produce cash flow to support and increase their dividend payouts to shareholders.

   We believe the Federal Reserve is likely to continue to raise short-term interest rates, at least in the near term. In managing the fixed-income portfolio, we will look for signals about any shifts in policy emphasis under new Federal Reserve Chairman Ben Bernanke, although we think the Fed will remain determined to keep inflationary pressures under control. If longer-term interest rates were to increase significantly, bonds could provide an interesting opportunity for investment. Overall, we believe demand for U.S. securities by foreign investors should help provide continued support for bond prices in the United States.

   When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory development or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                                Public
                Net Asset       Offering
Period         Value (NAV)     Price (POP)
10 Years          4.03%           3.55%
5 Years           1.52            0.59
1 Year            3.25           (1.42)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer             Lehman Brothers       Standard & Poor's
               Balanced Fund      Aggregate Bond Index         500 Index
 Dec-95             9,550                 10,000                 10,000
                   10,490                 10,363                 12,295
 Dec-97            11,951                 11,364                 16,395
                   12,087                 12,351                 21,084
 Dec-99            12,467                 12,249                 25,518
                   13,138                 13,673                 23,196
 Dec-01            12,760                 14,828                 20,441
                   11,331                 16,348                 15,925
 Dec-03            13,143                 17,019                 20,490
                   13,726                 17,758                 22,718
 Dec-05            14,171                 18,189                 23,833

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

PIONEER BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                  If           If
Period           Held       Redeemed
10 Years         3.10%       3.10%
5 Years          0.59        0.59
1 Year           2.29       (1.71)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer             Lehman Brothers       Standard & Poor's
               Balanced Fund      Aggregate Bond Index         500 Index
Dec-95             9,550                  10,000                 10,000
                  10,902                  10,363                 12,295
Dec-97            12,317                  11,364                 16,395
                  12,341                  12,351                 21,084
Dec-99            12,617                  12,249                 25,518
                  13,171                  13,673                 23,196
Dec-01            12,680                  14,828                 20,441
                  11,172                  16,348                 15,925
Dec-03            12,815                  17,019                 20,490
                  13,260                  17,758                 22,718
Dec-05            13,564                  18,189                 23,833

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

PIONEER BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(1/31/96)              2.99%       2.99%
5 Years                0.54        0.54
1 Year                 2.51        2.51

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer             Lehman Brothers       Standard & Poor's
               Balanced Fund      Aggregate Bond Index         500 Index
 Jan-96            10,000                 10,000                 10,000
                   10,812                 10,294                 11,890
 Dec-97            12,269                 11,289                 15,856
                   12,302                 12,269                 20,390
 Dec-99            12,550                 12,168                 24,679
                   13,045                 13,583                 22,433
 Dec-01            12,508                 14,730                 19,769
                   11,004                 16,241                 15,401
 Dec-03            12,635                 16,907                 19,817
                   13,067                 17,641                 21,971
 Dec-05            13,394                 18,069                 23,049

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

PIONEER BALANCED FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(12/10/04)             4.03%       4.03%
1 Year                 3.62        3.62

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer             Lehman Brothers       Standard & Poor's
               Balanced Fund      Aggregate Bond Index         500 Index
Dec-04            10,000                  10,000                 10,000
Dec-05            10,362                  10,243                 10,491

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

Portfolio Management Discussion
Pioneer Balanced Fund 12/31/05

The nation's economy grew persistently throughout 2005, producing strong earnings growth and healthier corporate balance sheets. The economy proved resilient to the effects of a variety of challenges, from hurricane damage in the Gulf Coast to sharply rising energy and commodity prices. To head off the possibility that inflationary pressures would build up as the economy grew, the U.S. Federal Reserve continued to tighten monetary policy. The Fed raised the Fed Funds rate eight different times during the calendar year. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the markets and the factors that affected performance.

Q. How did the Fund perform?

A: Class A shares of Pioneer Balanced Fund returned 3.25% at net asset value during the 12 months ended December 31, 2005. In comparison, the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned 4.91% and 2.43%, respectively, over the same period. Additionally, the average return of the 650 funds in Lipper's Balanced Fund category was 4.69%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the principal factors that affected Fund performance?

A: Throughout the 12 months, we overweighted equities, with a target allocation of about 64% of Fund assets versus a 60% normal allocation. We invested the remaining 36% of assets in fixed income securities. We placed this emphasis on stocks because of the favorable earnings environment and our view that stocks were likely to produce positive returns during the year. At the same time, we were not sure how far the Federal Reserve Board intended to push short-term interest rates, and we believed bonds, in general, were fully valued in the market.

   The equity market had a positive year, buoyed by positive earnings - profits of S&P 500 companies grew approximately 13%. Despite rising short-term interest rates and higher commodity prices, long-term interest rates were essentially unchanged over the 12 months. Other factors giving support to stock valuations included many stock buyback programs, initiated by corporations with more cash on their balance sheets, and increasing merger and acquisition activity. Despite all these positive factors, stock performance was held back by a number of concerns, including fears that higher short-term interest rates and high energy costs might undermine future corporate profitability.

   The major development in the fixed-income market was the dramatic flattening of the yield curve - which reflects the difference in yields between short-term and long-term securities. Normally, the yield curve steepens - yield differences become greater - the greater the difference in maturity between short- and long-term securities. However, the yield curve became so flat that it actually partially inverted by the end of the year, a highly unusual phenomenon in which 10-year yields actually became slightly lower than two-year yields. Despite the efforts of the Federal Reserve to raise short-term rates, long-term rates tended to fall or remain stable because of strong demand for U.S. Treasuries by international bond investors.

Q. What areas in the equity and fixed income market performed better than others?

A: In the equity market, mid-cap stocks did better than either small or large-cap stocks, continuing a multi-year run for medium-sized companies. The value style of investing slightly outperformed the growth style, but the growth style performed somewhat better in the final two months of the year. We manage the Fund in a large cap growth style.

   Driven by the dramatic increases in oil and natural gas prices, energy stocks were by far the performance leaders in the equity market. On average, energy stocks rose by 30%. Utilities also performed relatively well, while consumer discretionary stocks - especially in the automotive and media industries - lagged.

   In the fixed-income market, long-term investments outperformed short- and intermediate-term investments. With a backdrop of rising profits, investment grade and high-yield corporate bonds tended to do well. The notable exception was among a few fallen angels whose financial problems led to credit rating downgrades. Two highly visible examples were General Motors and Ford, both of which were downgraded from investment grade to high yield. Among governments, Treasuries outperformed mortgages, with long-term Treasuries performing especially well.

Q. What equity investments had the greatest influence on performance?

A: Our overweight position in energy stocks for most of the year and our stock selection within the energy sector helped boost performance. Two standout selections were National Oilwell Varco, a leading provider of oil field equipment, and ENSCO International, a prominent offshore contract driller. National Oilwell Varco's stock price rose substantially, driven by robust earnings, favorable pricing and a growing backlog of orders. We trimmed the position and took profits during the year. ENSCO's stock price appreciated by about 40% as the day rates for its oil rigs surged against a backdrop of growing demand and a tight supply of the drilling platforms. By the end of the year, we had taken some profits, but still held ENSCO, and moved to a slight underweight position in energy.

   Our investments in health care also did well. Shares of generic pharmaceutical manufacturer IVAX doubled. The company was helped by both an impressive pipeline of new drugs approaching market and an acquisition offer from a competitor. Amgen, a major biotechnology firm, benefited from strong revenue gains across all its product lines and its own promising pipeline of new products under development, including prospective drugs for treatment of cancer and arthritis. Among the more disappointing positions was our investment in Symantec, a leading software security firm. Its stock price declined in the second half of the year after the company announced earnings that failed to meet expectations. Investors also became concerned about price competition in the software security industry and the possibility of new competition from Microsoft. The U.K.- based telecommunications services giant Vodafone also declined as its profit margins came under pressure because of difficulties in operations in Japan and in Europe. Also detracting from results was our investment in Family Dollar, a low-price retailer. Lower income consumers, who make up a substantial part of Family Dollar's customer base, were particularly hard hit by rising energy prices. We eliminated our positions in Symantec and in Family Dollar.

Q. What fixed-income investments had the greatest influence on performance?

A: Our positioning on the yield curve did not help. In a period in which short-term interest rates were rising and longer-term rates were relatively stable, the best positioning would have been a bar-belled approach. That would place greater emphasis both on short-term securities - to take advantage of rising yields - and on long-term securities to take advantage of their high yields and price stability. However, we pursued a bulleted-approach with investments throughout the yield curve - including intermediate-term securities, which tended to under perform other parts of the market. Also holding back results was our investment in bonds of auto parts manufacturer Delphi, which filed for bankruptcy protection during the year. We had liquidated our position in Delphi prior to the bankruptcy filing. During the year, as yields in many part of the market rose, we extended duration - a measure of sensitivity to interest rate changes. Duration on December 31, 2005, was 4.55 years, compared to 3.98 years six months earlier. Average credit quality remained at AA-, although we did reduce our exposure to high yield securities. We also cut our mortgage position, while raising our allocation to Treasuries and agencies. Mortgages, however, still represented the largest sector weighting, at 44.7% of fixed income assets at year's end. Treasuries and agencies represented 24% of assets, and industrials and utilities were 20%.

Q. What is your investment outlook?

A: We expect positive performance in the equity market if an environment of rising profits and strengthening balance sheets continues. We believe two key factors should influence the equity markets in 2006: the continued revival of corporate capital spending, which already grew by 20% during 2005 and the emergence of a performance edge by growth stocks, which have underperformed value stocks for several years. As we enter a new year, value stocks have reached price levels on a par with growth stocks, and we believe growth stocks should begin to outperform because of their greater earnings growth potential.

   Given this view, we have added to our positions in companies that can benefit from increasing capital spending, with investments in industrials, telecommunications equipment and information technology companies. We have also reduced our exposure to consumer discretionary stocks, although we continue to emphasize consumer staples with their more consistent earnings.

   For the fixed-income market, we anticipate that the Federal Reserve will move cautiously because of concerns about high debt levels of consumers. We believe the Fed may raise short-term rates two or three times more. We think the Fed Funds rate may level off in the range of 4.75% to 5.00%. Historically, the Fed has begun lowering rates four to six months after the end of its rate-hike cycles, and we believe this may occur again late in 2006. If that occurs, we expect the short-end and the intermediate parts of the yield curve to outperform the long-end, and we would position the portfolio accordingly. Because of the tightening labor supply and high energy costs, we are carefully watching inflation trends and are prepared to become more defensive. We already have established a position in Treasury Inflation Protective Securities (TIPS) to guard against the impact of higher inflation.

   When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

   The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER AMT-FREE MUNICIPAL FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                                      Public
                      Net Asset       Offering
Period               Value (NAV)     Price (POP)
Life-of-Class
(9/30/96)               5.98%          5.34%
5 Years                 6.14           5.17
1 Year                  4.81           0.07

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment


The mountain chart below shows the change in value of a $10,000 investment in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer AMT-Free          Lehman Brothers
                  Municipal Fund         Municipal Bond Index
 Sep-96              10,000                        9,550
 Dec-97              11,197                       10,677
 Dec-99              11,678                       10,559
 Dec-01              13,711                       12,600
 Dec-03              15,826                       14,641
 Dec-05              17,116                       16,181


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER AMT-FREE MUNICIPAL FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(9/30/96)              5.21%       5.21%
5 Years                5.33        5.33
1 Year                 4.02        0.09

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment


The mountain chart below shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer AMT-Free          Lehman Brothers
                  Municipal Fund         Municipal Bond Index
Sep-96               10,000                       10,000
Dec-97               11,197                       11,189
Dec-99               11,678                       10,931
Dec-03               13,711                       12,847
Dec-05               15,826                       14,703
Dec-07               17,116                       15,993

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER AMT-FREE MUNICIPAL FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(10/1/03)              4.32%       4.32%
1 Year                 3.78        3.77

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment


The mountain chart below shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer AMT-Free          Lehman Brothers
                  Municipal Fund         Municipal Bond Index
Oct-03               10,000                       10,000
Dec-03               10,188                       10,210
Dec-04               10,644                       10,664
Dec-05               11,018                       11,066

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER AMT-FREE MUNICIPAL FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                  If           If
Period           Held       Redeemed
10 Years         5.90%       5.90%
5 Years          6.40        6.40
1 Year           4.88        4.88

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment


The mountain chart below shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer AMT-Free          Lehman Brothers
                  Municipal Fund         Municipal Bond Index
 Dec-95              10,000                       10,000
 Dec-97              11,403                       11,420
 Dec-99              11,892                       11,393
 Dec-01              13,962                       13,695
 Dec-03              16,116                       16,007
 Dec-05              17,430                       17,734

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Fund, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
Pioneer AMT-Free Municipal Fund 12/31/05

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent fiscal year, Fund performance, his investment philosophy and strategy, and his outlook.

Q. How did the Fund perform during its most recent fiscal year?


A: For the 12-month period ended December 31, 2005, Pioneer AMT-Free Municipal
   Fund's Class A shares produced a 4.81% return; Class B shares returned 4.02%; and Class C shares 3.78%, each at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51% and the average return of the Lipper General Municipal Debt Funds category was 3.00%. Lipper is an independent monitor of mutual fund performance.


   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt bonds during the time period?

A: For the second year in a row, the environment for long-term municipals was remarkably stable. The U.S. economy maintained steady Gross Domestic Product growth throughout the year, energy prices soared, but inflation was muted. Yields of long-term municipals and Treasury securities continue to be low, close to their all-time low in June 2003. (The Bond Buyer 40 Municipal Index, an industry standard for measuring long-term municipal bond interest rates, closed the period at 4.77%.) The trading range for long-term municipals was extremely narrow for the period. This was mildly surprising given that the Federal Reserve continued to raise short term interest rates aggressively throughout 2005, and that most economists had once again predicted that long-term rates would increase. Intermediate-term rates rose, but long-term rates, where this portfolio is concentrated, were slightly lower during the past 12 months. This meant that long-term municipal investors generally earned their coupon interest rate, plus some price appreciation (as bond yields decline, bond prices rise, and vice versa).

Q. How would you characterize supply and demand for municipal bonds?

A: The year 2005 set a record for total volume of new municipal issues during the year, over $400 billion. The volume was much higher than anticipated and largely related to tax-free bond refundings, where issuers take advantage of declining interest rates and refinance higher yielding bonds at lower rates.

   Though demand from individual investors remained flat during the period, tremendous demand for municipal bonds came from property and casualty insurance companies. These firms have actually experienced strong profit growth during a terrible year for natural disasters in 2005, as they have been able to raise their rates and benefit from increased demand from businesses and consumers for property and casualty insurance.

Q. Will you restate your philosophy in managing the Fund?


A: My investment philosophy is to stay fully invested in long-term bonds.
   Pioneer AMT-Free Municipal Fund is a long-term fund, and I feel responsible to maintain it as such, and not to try to predict the direction or magnitude of interest rate changes and make maturity or other investment decisions on that basis. At the close of the period, the Fund's average maturity was approximately 21 years.


   In addition, I believe that being invested in long-term municipal bonds is a sound strategy for two reasons: First, long-term municipal bonds consistently yield and more than shorter-term bonds.

   There have been no inverse yield curves in the municipal bond market (i.e., where long-term rates are lower than short-term rates). Of course, the reason that longer-term municipal bonds yield more is that they are more volatile than bonds of shorter maturity. Greater interest rate risk is the trade-off for more total return through the accumulation of higher yield over the long term.

   The second reason is that I take a very long-term view of the bond market. I rarely make any transactions that I think will pay off only over the short term. As I see it, many of the best investment decisions take years to bear fruit. This long-term view means that the Fund will generally have a very low turnover ratio and reasonably low transaction costs.

Q. Will you discuss your portfolio strategy during the 12-month period?

A: I pursued two main strategies over the period. First, I sold a number of municipal bonds with short call dates. These bonds were purchased inexpensively several years ago and had performed well for the Fund. But with their call protection running out (at the call date, the issuer can refund the proceeds of the bond for cash at "par," the original offering price), the price appreciation potential for the bonds was limited. In their place, the Fund purchased municipal bonds with more attractive call features. This call protection strategy is meant to optimize the Fund's performance characteristics and has worked well over the long term.

   Second, during the 12-month period I purchased several par bonds for the Fund. Typically these bonds have limited appeal because - in terms of their price performance - they may have marginal upside and higher than normal downside should interest rates rise. However, the par bonds purchased during the period carried high yields and were very attractively priced. Several years ago, when California was in the midst of a fiscal crisis and issuing billions in debt in order to maintain services, I purchased a number of California bonds for the Fund because they were so inexpensive. Now that California's economy is performing much better, the state is beginning to make progress in dealing with its budget deficit. In light of this, two major ratings agencies upgraded California's debt in July 2005 and its bonds have been trading extremely strongly. Because the yields on the state's bonds have declined in the face of this progress, the Fund took profits on a number of California issues during the period.

Q. How is the Fund positioned in terms of credit quality and diversification?

A: Approximately 44% of the Fund's portfolio is rated AAA or the equivalent (the highest rating). In addition, the Fund is broadly diversified among 24 states and Puerto Rico. For the period, the Fund generally avoided purchasing any bonds with ratings lower than AAA. Purchasing lower quality bonds has been a popular strategy in the municipal marketplace in recent years, and "spreads"
   - or differences in yield between higher and lower quality municipal bonds - have narrowed considerably. At present, I do not believe investors are being adequately compensated in additional yield for the risk of buying lower quality bonds.

Q. What is your outlook going forward?

A: Every year brings unexpected events that move the market, but at present, long-term municipal bonds look very stable. Inflation figures seem modest, and it is hard to find economic factors or other trends that might change that. With an inverted yield curve in the Treasury market in December 2005 (where short-term rates were modestly higher than long-term rates), some have predicted an economic slowdown in 2006. If this occurs, it would be good news for long-term municipal bonds, because such slowdowns tend to reduce inflationary pressures. We will be monitoring the progress of the economy and markets over the course of the coming year, as well as the actions of the incoming Fed chairman Bernanke.


   We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors seeking high income free from federal taxes.



   When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FLORIDA TAX FREE INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                                Public
                Net Asset       Offering
Period         Value (NAV)     Price (POP)
10 Years          3.96%           3.48%
5 Years           3.43            2.49
1 Year            0.67           (3.84)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund at public offering price, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Florida          Merrill Lynch 1-12 Year
              Tax Free Income Fund         Municipal Bond Index
 Jan-96               9,550                       10,000
                      9,820                       10,371
 Jan-98              10,519                       11,226
                     11,149                       11,995
 Jan-00              10,805                       11,789
                     11,892                       13,164
 Jan-02              12,461                       13,887
                     13,293                       14,955
 Jan-04              13,756                       15,855
                     13,982                       16,378
 Jan-06              14,076                       16,680


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class A and Class B shares of the fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER FLORIDA TAX FREE INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If          If
Period                 Held       Redeemed
Life-of-Class
(3/16/99)              2.76%       2.76%
5 Years                2.62        2.62
1 Year                (0.20)      (4.06)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Florida          Merrill Lynch 1-12 Year
              Tax Free Income Fund         Municipal Bond Index
 Mar-99              10,000                       10,000
 Jan-00               9,710                        9,895
                     10,607                       11,049
 Jan-02              11,019                       11,657
                     11,682                       12,553
 Jan-04              12,000                       13,309
                     12,096                       13,747
 Jan-06              12,071                       14,000

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class A and Class B shares of the fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER FLORIDA TAX FREE INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(3/16/99)              2.78%       2.78%
5 Year                 2.65        2.65
1 Year                (0.04)      (0.04)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Florida          Merrill Lynch 1-12 Year
              Tax Free Income Fund         Municipal Bond Index
 Mar-99              10,000                       10,000
 Jan-00               9,710                        9,895
                     10,607                       11,049
 Jan-02              11,019                       11,657
                     11,682                       12,553
 Jan-04              12,000                       13,309
                     12,096                       13,747
 Jan-06              12,091                       14,000

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.


The performance of the Class C shares is based upon the performance of the fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses.


The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER FLORIDA TAX FREE INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                  If           If
Period           Held       Redeemed
10 Years         4.08%       4.08%
5 Years          3.56        3.56
1 Year           0.82        0.82

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Florida          Merrill Lynch 1-12 Year
              Tax Free Income Fund         Municipal Bond Index
Jan-96            10,000                        10,000
                  10,287                        10,371
Jan-98            11,025                        11,226
                  11,696                        11,995
Jan-00            11,357                        11,789
                  12,518                        13,164
Jan-02            13,124                        13,887
                  14,033                        14,955
Jan-04            14,543                        15,855
                  14,790                        16,378
Jan-06            14,911                        16,680


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class Y shares of the fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
Pioneer Florida Tax Free Income Fund 1/31/06

Despite rising short-term interest rates during the last six months, shareholders in Pioneer Florida Tax Free Income Fund earned a positive return. In the following interview, David Eurkus, a Portfolio Manager and member of the Pioneer fixed-income team, discusses some of the factors that had an impact on the Fund's performance over the past six months.

Q. How did the Fund perform during the six-month period ended January 31, 2006?

A: During the six months, Class A shares of Pioneer Florida Tax Free Income Fund produced a total return of 0.85% at net asset value. The Fund underperformed its benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index, which returned 1.16% for the same period. It also fell short of the average 0.90% return generated by the funds in the Florida Intermediate Municipal Debt Funds Category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.02% or a 4.65% taxable equivalent yield based on the maximum 35% federal tax bracket. The Fund had 42 issues with an average quality of AAA.

   Call 1-800-225-6292 or visit for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?

A: In an environment of relatively strong economic growth, the Federal Reserve continued to tighten monetary policy, boosting interest rates five times from 3.25% to 4.50% during the period. The net effect of the Fed's actions was a flattening of the yield curve, with short-term yields moving higher and longer-term yields remaining stable or declining slightly. In Florida, the rate of economic growth was greater than the national average, as solid gains in housing, personal income, tourism and international trade resulted in relatively low unemployment and added to the stability and strength of the Florida economy.

Q. In this environment, what strategies did you use in managing the Fund?

A: The Fund sought to balance the preservation of capital, while increasing current income that is exempt from federal income tax and Florida's intangible state personal property tax.

   Early in the period, most of the Fund's assets were invested in the short and intermediate part of the yield curve. Because we wanted to create a more diversified portfolio that would provide more income, we sold some short-maturity bonds, then selectively added longer-maturity bonds to the Fund. That had the effect of modestly extending the Fund's duration, or price sensitivity to interest-rate changes. It also boosted the Fund's income stream. When adding investments to the portfolio, we favored high-quality municipal securities in sectors that are essential to the growth of the Florida economy. These included health care and hospitals, public power, energy, transportation and education. We based our investment decisions on the fundamental attributes of each security, focusing on each bond's yield, liquidity, credit rating, call protection, issuer diversification and relative value.

Q. What effect did the portfolio changes have on performance?

A: To build upon my previous answer, Pioneer took over the assets from the AmSouth Florida Tax-Exempt Fund in late September 2005 when we sought a more flexible portfolio that could boost income by choosing longer-term bonds. That move enhanced performance. However, the Fund's relatively short duration at the beginning of the period resulted in a modest amount of underperformance.

Q. What is your outlook for the next six months?

A: The expansion in the national economy appears solid. Core inflation is relatively low, and longer-term inflation expectations appear to be contained. The Fed has indicated that it may be near the end of its rate-raising cycle, and so we may see fewer interest-rate hikes in the next several months. While we expect the overall business expansion in Florida to continue, it is likely that some sectors, such as housing, will slow down. The damage caused by the recent rash of hurricanes has presented the state and counties with big challenges. However, reconstruction of the damaged areas should continue to help solidify economic growth. In managing the Fund, we plan to remain fully invested and to maintain our diversification strategy among the broad range of Florida's municipal bond issuers.

   When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investing primarily in the securities issued by Florida and its municipalities makes the Fund more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER RESEARCH FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                                        Public
                       Net Asset       Offering
Period                Value (NAV)     Price (POP)
Life-of-Class
(11/18/99)              (0.15)%         (1.11)%
5 Year                  (0.16)          (1.34)
1 Year                   7.20            1.03

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Research Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer                   Standard & Poor's
                  Research Fund                   500 Index
 Nov-99               9,425                       10,000
 Dec-99              10,067                       10,588
                      9,532                        9,624
 Dec-01               8,216                        8,481
                      6,355                        6,608
 Dec-03               7,920                        8,502
                      8,821                        9,426
 Dec-05               9,456                        9,889

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER RESEARCH FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                          If              If
Period                   Held          Redeemed
Life-of-Class
(11/18/99)              (0.97)%         (0.97)%
5 Year                  (0.96)          (0.96)
1 Year                   6.20            2.20

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer                   Standard & Poor's
                  Research Fund                   500 Index
  Nov-99             10,000                       10,000
  Dec-99             10,669                       10,588
                     10,030                        9,624
  Dec-01              8,570                        8,481
                      6,592                        6,608
  Dec-03              8,144                        8,502
                      9,000                        9,426
  Dec-05              9,558                        9,889

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER RESEARCH FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                           If              If
Period                   Held          Redeemed
Life-of-Class
(11/19/99)              (0.88)%         (0.88)%
5 Year                  (0.89)          (0.89)
1 Year                   6.17            6.17

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer                   Standard & Poor's
                  Research Fund                   500 Index
Nov-99               10,000                       10,000
Dec-99               10,668                       10,588
                     10,030                        9,624
Dec-01                8,583                        8,481
                      6,609                        6,608
Dec-03                8,168                        8,502
                      9,033                        9,426
Dec-05                9,590                        9,889

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER RESEARCH FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS Y SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of December 31, 2005)

                          If              If
Period                   Held          Redeemed
Life-of-Class
(8/11/04)               (0.11)%         (0.11)%
5 Years                 (0.12)          (0.12)
1 Year                   7.35            7.35

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer                   Standard & Poor's
                  Research Fund                   500 Index
 Nov-99              10,000                       10,000
 Dec-99              10,678                       10,588
                     10,111                        9,624
 Dec-01               8,715                        8,481
                      6,741                        6,608
 Dec-03               8,401                        8,502
                      9,364                        9,426
 Dec-05              10,053                        9,889

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from November 18, 1999 to August 11, 2004. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
Pioneer Research Fund 12/31/05

In the following interview, John Peckham, U.S. Equity Research Coordinator and member of the Pioneer Research Fund team, discusses the factors that influenced performance for the twelve months ended December 31, 2005.

Q. How did the US stock market perform in 2005?

A: In a year that was notable for the variety of potential obstacles to market performance - including rising interest rates, a spike in energy prices, and September's Gulf Coast hurricanes - the U.S. market nonetheless produced solid returns on the strength of steady economic growth and impressive corporate earnings results. This generally positive environment, which lacked the speculative element that often characterizes sharply rising markets, provided a favorable backdrop for our bottom-up, research-based approach.

Q. How did the Fund perform in relation to its benchmark and peer group?

A: Class A shares of the Fund produced a total return of 7.20% at net asset value during the 12-month period ended December 31, 2005, outperforming the 4.91% of the Fund's benchmark, the S&P 500 Index. The Fund also beat the 4.84% average return of the 890 funds in the Fund's Lipper Large-Cap Core category during the annual period.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Naturally, past performance is no guarantee of future results. Having said that, we believe the Fund's strong showing in both 2004 and 2005 reflects the effectiveness of our investment process. We manage the portfolio with an emphasis on individual stock picking. We do not strive to predict the outlook for the economy, the market, or individual sectors, and we therefore keep the Fund's sector weightings as close to the S&P 500 as possible. The result is that the Fund's performance is almost entirely the result of the quality of our stock selection. And during 2005, we were successful in this endeavor: of the 25 subsectors we track, our stock picks outperformed the benchmark in 19.

Q. What factors helped performance during the reporting period?

A: We added value through our stock selection in the health care, energy and consumer discretionary sectors. In health care, three stocks provided outstanding returns for the Fund.

   Cubist Pharmaceuticals, a biotechnology company that developed a drug to treat hospital infections, returned over 80% for the year. Vertex Pharmaceuticals also climbed, as promising studies for its hepatitis drug led investors to boost their future earnings estimates for the company. And our position in IVAX Pharmaceuticals, a generic drug maker, was taken over by Israel's Teva Pharmaceuticals. Health care was a potentially challenging area in which to invest during 2005, and so we are pleased that we were able to add value in this sector.

   Energy was the strongest performing sector in the market during the year, as the rising prices of oil and gas led to robust profit growth for companies in the industry. A number of our stock picks did well, but the best performer was Premcor, an independent refiner that was purchased at a premium by Valero. Among large, diversified oil and gas companies, positive contributions came from ConocoPhillips and Occidental Petroleum, both of which outperformed. Weatherford International and Noble Corporation also benefited from the strength in their markets: equipment/services and drilling, respectively. It was relatively easy to find strong performing energy stocks during 2005, but we are gratified that our research process led us to invest in stocks that, as a group, outperformed the sector as a whole.

   Consumer discretionary stocks, which had a difficult year in 2005, were also a source of out performance for the Fund. In the automotive sector, we were helped by our avoidance of Ford and General Motors, both of which performed very poorly. The Fund instead owned Johnson Controls, an auto components manufacturer with a diversified customer base that provided exposure to the strong growth of the Asian car makers. In retail, our decision to own JC Penney and Target paid off as both executed well and posted gains in a year when retailers, as a group, provided only a flat return.

Q. What elements of your positioning detracted from performance?

A: Given the strength of our stock selection during the year, there were few meaningful detractors to performance. Our picks underperformed in six of the 25 industry subsectors, but in none of these was the shortfall meaningful. One detractor of note was Avon Products, which struggled with its U.S. and international sales efforts. Our performance was also disappointing in telecommunications services, where the Fund's investment in Vodafone lost ground due to the company's issues with increasing competition in Europe and its difficulty growing market share in Japan. Another notable misstep was our investment in Symantec, a software company that experienced lower-than-expected sales for its virus and security software.

Q: Financials and technology are the two largest sectors in the S&P 500. How effective was your stock selection in these industries?

A: In financials, our stock picks outperformed the financial stocks in the benchmark by a little more than two percentage points. The most significant drivers of performance were our positions in the investment banks/brokers Merrill Lynch and Goldman Sachs, both of which benefited from the strong market for initial public offerings as well as rising merger and acquisition activity. In bank stocks, where it was difficult to make money due to the interest rate environment, we benefited from our strategy of sticking to reasonably-priced stocks with diversified business mixes and yield curve exposures below the industry average. Such holdings included Bank of America, which was helped by the successful integration of Fleet Bank, as well as Wachovia Bank.

   In technology, we generated slight out performance. While Symantec hurt performance in software and services, we offset this through the out performance we generated in the semiconductor sector. Here, Texas Instruments benefited from the strong demand for the products in which its chips are used, including cell phones and high definition TVs. In hardware, the Fund's position in Hewlett-Packard performed well after the appointment of a new CEO raised hopes that its business will undergo the restructuring investors had been demanding. SanDisk, whose sales were boosted by the rapidly growing demand for flash memory, also made a positive contribution to Fund performance.

Q. Do you have any closing thoughts for shareholders?

A: While the year ahead is likely to be more volatile than 2005, we will continue to look past short-term market noise to identify fundamentally sound, reasonably valued companies. Given the favorable growth environment and the fact that the market as a whole is reasonably valued, we believe the environment will remain fertile for our bottom-up, research-driven investment process.

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FOCUSED EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                                       Public
                      Net Asset       Offering
Period               Value (NAV)     Price (POP)
Life-of-Class
(9/1/98)                6.20%           5.35%
5 Years                 5.92            4.67
1 Year                 (4.01)          (9.51)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Focused              Standard & Poor's
                  Equity Fund                    500 Index
 Sep-98               9,425                       10,000
                     10,715                       12,635
 Jan-00               9,054                       13,941
                     10,515                       13,815
 Jan-02              11,640                       11,586
                     10,384                        8,920
 Jan-04              13,607                       12,003
                     14,603                       12,749
 Jan-06              14,018                       14,072

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A and Class B shares of the Fund includes the performance of AmSouth Select Equity Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER FOCUSED EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                       If           If
Period                Held       Redeemed
Life-of-Class
(9/1/98)               5.42%       5.42%
5 Years                5.11        5.11
1 Year                (4.80)      (8.42)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Focused              Standard & Poor's
                  Equity Fund                    500 Index
 Sep-98              10,000                       10,000
                     11,329                       12,635
 Jan-00               9,509                       13,941
                     10,978                       13,815
 Jan-02              12,059                       11,586
                     10,685                        8,920
 Jan-04              13,892                       12,003
                     14,798                       12,749
 Jan-06              14,087                       14,072


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER FOCUSED EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(9/1/98)               5.44%       5.44%
5 Years                5.15        5.15
1 Year                (4.65)      (4.65)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Focused              Standard & Poor's
                  Equity Fund                    500 Index
Sep-98               10,000                       10,000
                     11,329                       12,635
Jan-00                9,509                       13,941
                     10,978                       13,815
Jan-02               12,059                       11,586
                     10,685                        8,920
Jan-04               13,892                       12,003
                     14,798                       12,749
Jan-06               14,110                       14,072

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER FOCUSED EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------
Investment Returns

Average Annual Total Returns
(As of January 31, 2006)

                        If           If
Period                 Held       Redeemed
Life-of-Class
(9/1/98)               6.39%       6.39%
5 Years                6.10        6.10
1 Year                (3.74)      (3.74)

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Value of $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Focused              Standard & Poor's
                  Equity Fund                    500 Index
Sep-98               10,000                       10,000
                     11,368                       12,635
Jan-00                9,638                       13,941
                     11,206                       13,815
Jan-02               12,420                       11,586
                     11,091                        8,920
Jan-04               14,560                       12,003
                     15,653                       12,749
Jan-06               15,068                       14,072

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Select Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and chart do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
Pioneer Focused Equity Fund 1/31/06

In the following interview, portfolio managers Neil Wright, Janna Sampson and Peter Jankovskis discuss the factors that influenced Pioneer Focused Equity Fund's performance for the semiannual period ended January 31, 2006. Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005.

Q: Can you characterize the market environment for the Fund over the six-month period ended January 31, 2006?

A: The semiannual period saw generally modest equity returns with the notable exception of energy and other commodity-related stocks. At the end of August 2005, Hurricane Katrina devastated the Gulf Coast, and this was followed a few weeks later by Rita. One of the results of this catastrophic hurricane season was a significant short-term disruption in the U.S. oil supply. That resulted in soaring energy prices, with a barrel of crude oil briefly topping the $70 mark, as compared to prices in the $30 range two years earlier. Other commodities, such as paper and metals, followed suit. As a result, commodity producing companies generally experienced substantial earnings increases during the period, while earnings - and share prices - in industries that rely on commodities in the manufacture or delivery of their products suffered from increased costs.

Q. How did the Fund perform in this environment?

A: Class A shares of the Fund returned (3.03)% at net asset value from July 31, 2005, through January 31, 2006, versus 4.67% for the Standard & Poor's 500 Index, the Fund's unmanaged benchmark. The Fund's long-term investment strategy of focusing on companies with strong brands constrained performance over a period in which market leadership was highly concentrated among commodity producers. In addition, many of the companies in our investment universe are heavy commodity consumers.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Can you outline the Fund's overall investment approach?

A: Our investment universe is approximately 150 mid- and large capitalization companies with dominant market share positions that are supported by some barrier to entry such as a well-known brand name. Within our universe, we employ an actively managed, stock-by-stock approach to identify companies that we believe are trading at discounts to their long-term value. The result is a portfolio of 20 to 25 leading "market power" companies whose stock prices we believe are undervalued. We believe that a portfolio constructed in this fashion has the potential to outperform the broader market over a complete market cycle, with less volatility.

Q. Can you discuss what helped and hurt performance of the Fund over the period?

A: Unfortunately, the universe of companies from which we select investments was out of favor, and that was reflected in the Fund's results over the six months. We typically do not invest in the energy sector, and during the period we had no exposure to energy, which was by far the best performing sector. In addition, we made a decision to avoid the financial sector because we thought the Federal Reserve would continue to raise rates on the short end, and we expected longer-term rates to rise along with commodity prices. However, long-term rates were stable as the market did not perceive inflation as a threat, and in retrospect exposure to financials would have helped performance.

   Because one of our principal areas of focus is on companies with strong brands, we are generally overweighted versus the broad market in the consumer-oriented sectors, which underperformed during the semiannual period. At the end of January, the consumer discretionary and consumer staples sectors comprised over 36% and 21%, respectively, of the Fund. Our biggest holding in this area and one of our better performers was McDonald's, a bellwether consumer discretionary stock. McDonald's managed to grow sales and maintain strong earnings on the basis of well received new products and promotions. In addition, McDonald's has taken steps to reduce its paper costs, by reducing the size of the containers used to deliver food to consumers.

   A number of holdings were affected more decisively during the period by higher paper costs, including newspaper publisher Tribune. A tepid advertising environment also contributed to weaker results for publishers. Among consumer staples, Kimberly Clark was hit especially hard by the increased cost of paper. The company relies heavily on sales of paper-based products such as diapers and facial tissues, and recently sold its paper mill, making its earnings more subject to fluctuations in the price of that commodity. In addition, Kimberly Clark incurred significant research costs during the period, which acted to lower short-term earnings, but which we believe will serve the company well in the longer run.

   The Fund is also overweight the industrial sector, which stood at over 21% of assets at the end of January. The Fund's largest holding in this area is Automatic Data Processing (ADP) the leading provider of payroll processing services to employers. We expected the company's shares to perform well given both the growth in U.S. employment and rising short-term interest rates, which provide a boost to earnings on cash held by ADP pending its disbursement to employees of its client companies. However, concerns about economic growth and the sustainability of recent employment gains held back the performance of ADP's stock during the period.

   As we are long-term investors in a fairly concentrated number of companies, turnover in the portfolio is typically low. The biggest change among our holdings during the period was the elimination of Wal-Mart Stores from the portfolio. Our decision was made in view of a change in banking regulations that took effect in January of 2006 and that has resulted in a doubling of minimum credit card payments for millions of consumers. While the change has not yet been reflected in the company's business results or share price performance, we believe it has the potential to hurt Wal-Mart more than its peers.

Q. How are you positioning the Fund going forward?

A: We expect energy prices and commodity prices in general to moderate, giving the companies on which we focus an opportunity gradually to raise prices and restore profitability. Historically, the Fund's universe of "market power" companies has traded at a premium to the overall market based on such valuation measures as price-earnings ratios, which indicate how much investors are willing to pay per dollar of a company's earnings. However, many of the companies we hold are currently priced at below-market price earnings ratios and dramatically below their long-term average valuations. We believe the Fund is well positioned for the next phase of the market cycle, even if commodity prices remain near their current levels. The biggest risk to this outlook is a sharp increase in energy prices during the first quarter of 2006, which we do not view as likely.

   Going forward, we will continue to use intensive fundamental research to target leading companies benefiting from competitive barriers that help protect their market shares and profits, with a focus on those companies that are selling at reasonable valuations. Our goal remains to outperform the broader market over the long term, with less short-term volatility.

   The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          PIONEER CLASSIC BALANCED FUND
                         PIONEER GOVERNMENT INCOME FUND

                   (each, a series of Pioneer Series Trust IV)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 11, 2006

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the combined Proxy Statement and Prospectus dated August 11, 2006 (the "Proxy Statement and Prospectus"), which covers the Class A, Class B, Class C and Investor Class shares of Pioneer Classic Balanced Fund to be issued in exchange for the corresponding class of shares of Pioneer Balanced Fund, and the Class A, Class B, Class C, Class R and Investor Class shares of Pioneer Government Income Fund to be issued in exchange for the corresponding shares of the Pioneer America Income Trust. Please retain this Statement of Additional Information for further reference.

     The Proxy Statement and Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION..................................................................3
DOCUMENTS INCORPORATED BY REFERENCE...........................................3
EXHIBITS......................................................................4
ADDITIONAL INFORMATION ABOUT PIONEER CLASSIC BALANCED FUND AND
PIONEER GOVERNMENT INCOME FUND................................................4
     PORTFOLIO HISTORY........................................................4
     DESCRIPTION OF EACH FUND AND THEIR INVESTMENT RISKS......................4
     MANAGEMENT OF EACH FUND..................................................4
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................4
     INVESTMENT ADVISORY AND OTHER SERVICES...................................4
     PORTFOLIO MANAGERS.......................................................4
     BROKERAGE ALLOCATION AND OTHER PRACTICES.................................5
     CAPITAL STOCK AND OTHER SECURITIES.......................................5
     PURCHASE, REDEMPTION AND PRICING OF SHARES...............................5
     TAXATION OF EACH FUND....................................................5
     UNDERWRITERS.............................................................5
     CALCULATION OF PERFORMANCE DATA..........................................5

     FINANCIAL STATEMENTS.....................................................5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in Proxy Statement and Prospectus dated August 11, 2006 relating to the following proposed reorganizations:

     1.   Pioneer Balanced Fund into Pioneer Classic Balanced Fund

     2.   Pioneer America Income Trust into Pioneer
          Government Income Fund

     The Proxy Statement and Prospectus is in connection with the solicitation by the management of Pioneer Series Trust IV of proxies to be voted at a joint special meeting of the shareholders of Pioneer Balanced Fund and Pioneer America Income Trust to be held on October 17, 2006.


                       DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Classic Balanced Fund's Statement of Additional Information, dated December 1, 2005 ("SAI") (File Nos. 333-126384; 811-21781), as filed with the Securities and Exchange Commission on November 23, 2005 (Accession No. 0001331854-05-000017) is incorporated herein by reference.

2. AmSouth Balanced Fund's Annual Report (the predecessor fund to Pioneer Classic Balanced Fund) for the fiscal year ended July 31, 2005 (File No. 811-05551), as filed with the Securities and Exchange Commission on October 11, 2005 (Accession No. 0001145443-05-002392) is incorporated herein by reference.

3. Pioneer Classic Balanced Fund's Semi-Annual Report for the reporting period ended January 31, 2006 (File No. 811-21781), as filed with the Securities and Exchange Commission on March 31, 2006 (Accession No.
     0001331854-06-000002) is incorporated herein by reference.

4. Pioneer Government Income Fund's Statement of Additional Information, dated December 1, 2005 ("SAI") (File Nos. 333-126384; 811-21781), as filed with the Securities and Exchange Commission on November 23, 2005 (Accession No. 0001331854-05-000017) is incorporated herein by reference.

5. AmSouth Government Income Fund's Annual Report (the predecessor fund to Pioneer Government Income Fund) for the fiscal year ended July 31, 2005 (File No. 811-05551), as filed with the Securities and Exchange Commission on October 11, 2005 (Accession No. 0001145443-05-002392) is incorporated herein by reference.

6. Pioneer Government Income Fund's Semi-Annual Report for the reporting period ended January 31, 2006 (File No. 811- 21781), as filed with the Securities and Exchange Commission on March 31, 2006 (Accession No. 0001331854-06-000002) is incorporated herein by reference.

7. Pioneer Balanced Fund's Statement of Additional Information, dated May 1, 2006 (File Nos. 2-28273; 811-01605), as filed with the Securities and Exchange Commission on April 28, 2006 (Accession No. 0000831120-06-000019) is incorporated herein by reference.

8. Pioneer Balanced Fund's Annual Report for the fiscal year ended December 31, 2005 (File No. 811-01605), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000018) is incorporated herein by reference.

9.   Pioneer America Income Trust's Statement of Additional
     Information, dated May 1, 2006 (File Nos. 033-20795; 811-05516), as filed with the Securities and Exchange Commission on April 28, 2006 (Accession No. 0000831120-06-000018) is incorporated herein by reference.

10. Pioneer America Income Trust's Annual Report for the fiscal year ended December 31, 2005 (File No. 811-05516), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000831120-06-000001) is incorporated herein by reference.


                                    EXHIBITS

11. Pro forma financial statements for the semi-annual period ended January 31, 2006 for the following:

     (a)  Pioneer Balanced Fund into Pioneer Classic Balanced Fund

     (b)  Pioneer America Income Trust into Pioneer
          Government Income Fund


                          ADDITIONAL INFORMATION ABOUT
                          PIONEER CLASSIC BALANCED FUND
                                       AND
                         PIONEER GOVERNMENT INCOME FUND

PORTFOLIO HISTORY

     For additional information about each fund generally and its history, see "Fund History" in each SAI.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENT RISKS

     For additional information about the each fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in each SAI.

MANAGEMENT OF EACH FUND

     For additional information about each fund's Board of Trustees and officers, see "Trustees and Officers" in each fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For addition information on share ownership of each fund, see "Annual Fee, Expense and Other Information" in each fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information on each fund, see "Investment Adviser," "Custodian" and "Independent Registered Public Accounting Firm" in each fund's SAI.

PORTFOLIO MANAGERS

     For additional information, see "Portfolio Management" in each fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about each fund's brokerage allocation practices, see "Portfolio Transactions" in each fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of each fund, see "Description of Shares" in each fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of each fund, see "Pricing of Shares" in each fund's SAI.

TAXATION OF EACH FUND

     For additional information about tax matters related to an investment in each fund, see "Tax Status" in each fund's SAI.

UNDERWRITERS

     For additional information about each fund's principal underwriter, see "Principal Underwriter and Distribution Plans" in each fund's SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of each fund, see "Investment Results" in each fund's SAI.

FINANCIAL STATEMENTS

     For additional information on each fund, see "Financial Statements" in each fund's SAI.

PIONEER CLASSIC BALANCED FUND
Pro Forma Statement of Assets & Liabilities
January 31, 2006
(unaudited)

                                                                                                Pioneer                 Pioneer
                                                                                           Classic Balanced        Classic Balanced
                                                              Pioneer           Pioneer          Fund                    Fund
                                                          Classic Balanced     Balanced        Pro Forma               Pro Forma
                                                                Fund             Fund         Adjustments              Combined
                                                          -------------------------------------------------------------------------
ASSETS:
   Investment in securities, at value
   (cost $124,730,773 and $113,256,009, respectively)     $    130,389,471  $ 129,771,220  $                       $    260,160,691
   Cash                                                                  -      1,699,029                                 1,699,029
   Receivables -
      Investment securities sold                                 7,449,593      1,983,923                                 9,433,516
      Fund shares sold                                              63,607         15,937                                    79,544
      Dividends, interest and foreign taxes withheld               804,942        530,878                                 1,335,820
      Due from Pioneer Investment Management, Inc                       62                                                       62
   Other                                                             9,668            160                                     9,828
                                                          -------------------------------                          ----------------
         Total assets                                     $    138,717,343  $ 134,001,147  $                       $    272,718,490
                                                          -------------------------------                          ----------------

LIABILITIES:
   Payables -
      Investment securities purchased                     $        504,141  $   1,564,867  $                       $      2,069,008
      Fund shares repurchased                                      223,898        153,449                                   377,347
      Upon return of securities loaned                           1,691,800        447,507                                 2,139,307
      Variation margin                                                   -                                                        -
   Due to Bank                                                   6,289,047                                                6,289,047
   Due to affiliates                                                31,926        201,851                                   233,777
   Accrued expenses                                                 61,382         38,299            39,250  (b)            138,931
                                                          ----------------  -------------                          ----------------
         Total liabilities                                $      8,802,194  $   2,405,973                                11,247,417
                                                          ----------------  -------------                          ----------------
NET ASSETS:
   Paid-in capital                                        $    115,089,592  $ 119,315,177  $                       $    234,404,769
   Undistributed net investment income                               2,896       (117,703)          (39,250) (b)           (154,057)
   Accumulated undistributed net realized gain
      (loss)                                                     9,163,963     (3,670,004)                                5,493,959
   Net unrealized gain on:
      Investments                                                5,658,698     16,067,704                                21,726,402
      Futures contracts                                                  -              -                                         -
                                                          ----------------  -------------                          ----------------
         Total net assets                                 $    129,915,149  $ 131,595,174  $                       $    261,471,073
                                                          ----------------  -------------                          ----------------

NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
   Class A                                                $      6,515,399  $   9,338,622  $       (804,324) (a)   $     15,049,697
                                                          ----------------  -------------                          ----------------
   Class B                                                $      2,008,319  $   1,576,102  $       (143,674) (a)   $      3,440,747
                                                          ----------------  -------------                          ----------------
   Class C                                                $            800  $   1,240,173  $       (112,233) (a)   $      1,128,740
                                                          ----------------  -------------                          ----------------
   Class Y                                                $      3,264,046  $           -  $              0  (a)   $      3,264,046
                                                          ----------------  -------------
   Investor Class                                         $              -  $     904,086  $        (76,228) (c)   $        827,858
                                                          ----------------  -------------
NET ASSET VALUE PER SHARE:                                                                                                        -
   Class A                                                $          11.03  $       10.08  $                       $          11.03
                                                          ----------------  -------------                          ----------------
   Class B                                                $          10.97  $        9.97  $                       $          10.97
                                                          ----------------  -------------                          ----------------
   Class C                                                $          11.05  $       10.05  $                       $          11.05
                                                          ----------------  -------------                          ----------------
   Class Y                                                $          11.04  $           -  $                       $          11.04
                                                          ----------------  -------------                          ----------------
   Investor Class                                         $              -  $       10.10  $                       $          11.03
                                                          ----------------  -------------                          ----------------
MAXIMUM OFFERING PRICE:
   Class A                                                $          11.55  $       10.55                          $          11.55
                                                          ================  =============                          ================

(a) Class A, B, C and Investor Class shares of Pioneer Balanced Fund are exchanged for Class A, B, C and Investor Class shares of Pioneer Clasic Balanced Fund, respectively.

(b)   Reflects costs of the reorganization.

(c)   assumes shares exchanged using AMT-Free Municipal Fund's class A NAV.

   The accompanying notes are an integral part of these financial statements.

PIONEER CLASSIC BALANCED FUND
Pro Forma Statement of Operations
For the Year Ended January 31, 2006
(unaudited)

                                                                                                Pioneer                 Pioneer
                                                           8/1/05-1/31/06                  Classic Balanced        Classic Balanced
                                                               Pioneer         Pioneer           Fund                    Fund
                                                          Classic Balanced    Balanced         Pro Forma               Pro Forma
                                                                Fund            Fund          Adjustments              Combined
                                                          -------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                              $      2,242,677  $   1,030,514  $                       $      3,273,191
   Interest                                                      3,179,309      2,353,559                                 5,532,868
   Income on securities loaned, net                                 17,000         16,461                                    33,461
                                                          ----------------  -------------                          ----------------
         Total investment income                          $      5,438,986  $   3,400,534  $                       $      8,839,520
                                                          ----------------  -------------                          ----------------
                                                                         -

EXPENSES:                                                                -
   Management fees                                        $      1,265,487  $     882,936  $       (172,789)(b)    $      1,975,634
   Transfer agent fees                                             103,987        474,536          (578,523)(b)                   -
      Class A                                                            -              -           413,694 (b)             413,694
      Class B                                                            -              -           168,451 (b)             168,451
      Class C                                                            -              -            38,553 (b)              38,553
      Investor Class                                                     -              -             7,631 (b)               7,631
      Class Y                                                            -              -            64,919 (b)              64,919
   Shareholder servicing fees (Non-Rule 12b-1 Plan)(d)
      Class A                                                      170,434              -          (170,434)(b)                   -
      Class B                                                       32,000              -           (32,000)(b)                   -
      Class I                                                       45,735              -           (45,735)(b)                   -

   Distribution and/or service fees (Rule 12b-1 Plan)(d)           264,905        516,217          (781,122)(b)                   -
      Class A                                                            -              -           474,177 (b)             474,177
      Class B                                                            -              -           407,477 (b)             407,477
      Class C                                                            -              -           130,415 (b)             130,415
      Investor Class                                                     -              -                 -                       -
      Class Y                                                            -              -                 -                       -
   Administrative reimbursements                                   192,309         27,233          (158,753)(b)              60,789
   Custodian fees                                                   15,186         18,668            11,477 (a)              45,331
   Registration fees                                                35,823         67,977            77,149 (a)             180,949
   Professional fees                                               108,241         26,458           (26,237)(a)             108,462
   Printing                                                         14,844         48,829            (7,736)(a)              55,937
   Fees and expenses of nonaffiliated trustees                      21,836           (434)          (11,458)(a)               9,944
   Miscellaneous                                                    28,557         10,414            44,519 (a)(c)           83,490
                                                          ----------------  -------------  ----------------        ----------------
         Total expenses                                   $      2,299,344      2,072,834          (146,325)              4,225,853
         Less management fees waived and expenses
            assumed
            by Pioneer Investment Management, Inc.                  (5,276)        (3,681)                                   (8,957)
         Less fees paid indirectly                                    (629)        (2,767)                                   (3,396)
                                                          ----------------  -------------                          ----------------
         Net expenses                                     $      2,293,439  $   2,066,386  $                       $      4,213,500
                                                          ----------------  -------------                          ----------------
            Net investment income (loss)                  $      3,145,547  $   1,334,148  $                       $      4,626,020
                                                          ----------------  -------------                          ----------------
                                                                         -

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FUTURES CONTRACTS :
   Net realized gain from:
      Investments                                         $     28,491,576  $   3,864,598                          $     32,356,174
      Futures contracts                                                  -                                                        -
                                                          ----------------  -------------                          ----------------
                                                          $     28,491,576  $   3,864,598                          $     32,356,174
                                                          ----------------  -------------                          ----------------
   Change in net unrealized gain or loss from:
      Investments                                         $    (19,063,355) $   2,927,408                          $    (16,135,947)
      Futures contracts                                                  -              -                                         -
                                                          ----------------  -------------                          ----------------
                                                          $    (19,063,355) $   2,927,408                          $    (16,135,947)
                                                          ----------------  -------------                          ----------------

      Net gain on investments and futures contracts       $      9,428,221  $   6,792,006                          $     16,220,227
                                                          ----------------  -------------                          ----------------
      Net increase in net assets resulting from
         operations                                       $     12,573,768  $   8,126,155  $              -        $     20,846,247
                                                          ================  =============                          ================



(a) Reflects estimated expenses of the combined fund. Expense adjustments are based on the higher or lower expense structure (e.g., custodian fees, printing fees and other expenses) of the combined fund.

(b) Expense adjustments conform to the combined fund's contracts with affiliated parties. Expense adjustments are based on the higher or lower contractual expense structure (e.g., transfer agency fees, Rule 12b-1 distribution and service fees, and administrative expenses), as well as the expense characteristics of the combined fund and its share classes (e.g., net assets, average shareholder account size and number of shareholder accounts), which differs from those of each fund on an uncombined basis and also differs from any predecessor fund.

(c)   Includes costs of the reorganization.

(d) The predecessor fund to Pioneer Classic Balanced Fund charged a shareholder servicing (non-Rule 12b-1) fee that ranged from 0.15% up to 0.25% of that predecessor fund's average daily net assets, depending on the share class. After the closing of the reorganization on September 23, 2005, the predecessor fund's shareholder servicing fees terminated and Pioneer Classic Balanced Fund adopted plans of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") with respect to its Class A, Class B and Class C shares providing for fees payable at the annual rates of 0.25%, 1.00% and 1.00% of the fund's average daily net assets attributable to these respective classes. Pursuant to the Pioneer Rule 12b-1 Plans, each fund's Class B and Class C shares pay a combined distribution and service fee of 1.00%, of which 0.75% is paid for distribution services and 0.25% is paid for shareholder services. The pro forma adjustments reflect the Rule 12b-1 Plans of the combined fund.

            See accompanying notes to pro forma financial statements.



   The accompanying notes are an integral part of these financial statements.

PIONEER CLASSIC BALANCED FUND
PRO FORMA
Schedule of Investments (a)
January 31, 2006
(Unaudited)

                                                                                                                        Pioneer
                                                                                                                         Classic
                       Classic                                                              Pioneer                     Balanced
                      Balanced                                                              Classic       Pioneer         Fund
 Classic              PORTFOLIO                                                % of        Balanced      Balanced       Pro Forma
Balanced    Balanced  Pro Forma                                             Pro Forma        Fund          Fund         Combined
PORTFOLIO  PORTFOLIO  Combined                                               Combined       Market        Market         Market
 Shares      Shares    Shares                                               Net Assets       Value        Value            Value
---------  ---------  ---------                                             ----------  -------------  -------------  -------------
                                 CONVERTIBLE PREFERRED STOCK                   0.7%
                                 Automobiles & Components                      0.7%
                                 Automobile Manufacturers                      0.7%
   54,235                54,235  Ford Capital Trust, 6.5%, 1/15/32                      $   1,738,774  $              $   1,738,774
                                                                                        -------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCK
                                                                                        -------------------------------------------
                                 (Cost $1,680,235)                                      $   1,738,774  $           0  $   1,738,774
                                                                                        -------------------------------------------
                                 COMMON STOCKS                                64.3%
                                 Energy                                        7.5%
                                 Integrated Oil & Gas                          3.7%
               2,400      2,400  BP Amoco Plc (A.D.R.)                                                       173,544
   52,142                52,142  Chevron Corp.                                              3,096,192                     3,096,192
   26,883                26,883  ConocoPhillips                                         $   1,739,330  $              $   1,739,330
              18,776     18,776  Exxon Mobil Corp.                                                         1,178,194      1,178,194
   45,526                45,526  USX-Marathon Group, Inc.                                   3,499,584                     3,499,584
                                                                                        -------------------------------------------
                                                                                        $   8,335,106  $   1,351,738  $   9,686,844
                                                                                        -------------------------------------------
                                 Oil & Gas Drilling                            1.9%
              53,600     53,600  ENSCO International, Inc.                              $              $   2,740,032  $   2,740,032
   37,666                37,666  GlobalSantaFe Corp.                                        2,299,509                     2,299,509
                                                                                        -------------------------------------------
                                                                                        $   2,299,509  $   2,740,032  $   5,039,541
                                                                                        -------------------------------------------
                                 Oil & Gas Equipment & Services                1.5%
              37,188     37,188  National-Oilwell Varco, Inc. *                         $              $   2,828,891  $   2,828,891
    9,182                 9,182  Schlumberger, Ltd.                                         1,170,246                     1,170,246
                                                                                        -------------------------------------------
                                                                                        $   1,170,246  $   2,828,891  $   3,999,137
                                                                                        -------------------------------------------
                                 Oil & Gas Exploration & Production            0.4%
              16,400     16,400  Encana Corp.                                           $              $     817,704  $     817,704
               3,100      3,100  Pioneer Natural Resources Co.                                               164,610        164,610
                                                                                        -------------------------------------------
                                                                                        $              $     982,314  $     982,314
                                                                                        -------------------------------------------
                                 Total Energy                                           $  11,804,861  $   7,902,975  $  19,707,836
                                                                                        -------------------------------------------
                                 Materials                                     4.1%
                                 Diversified Chemical                          1.8%
   53,190                53,190  Dow Chemical Co.                                           2,249,937                     2,249,937
   39,461                39,461  E.I. du Pont de Nemours and Co.                        $   1,544,898  $              $   1,544,898
   46,604                46,604  Olin Corp.                                                   955,382                       955,382
                                                                                        -------------------------------------------
                                                                                        $   4,750,217  $           0  $   4,750,217
                                                                                        -------------------------------------------
                                 Gold - 2.1 %                                  1.2%
              49,500     49,500  Newmont Mining Corp.                                   $              $   3,059,100  $   3,059,100
                                                                                        -------------------------------------------
                                 Industrial Gases - 2.4 %                      1.1%
              55,800     55,800  Praxair, Inc.                                          $              $   2,939,544  $   2,939,544
                                                                                        -------------------------------------------
                                 Total Materials                                        $   4,750,217  $   5,998,644  $  10,748,861
                                                                                        -------------------------------------------
                                 Capital Goods                                 5.7%
                                 Aerospace & Defense                           2.1%
              65,600     65,600  Northrop Grumman Corp.                                 $              $   4,075,728  $   4,075,728
   25,732                25,732  United Technologies Corp.                                  1,501,977                     1,501,977
                                                                                        -------------------------------------------
                                                                                        $   1,501,977  $   4,075,728  $   5,577,705
                                                                                        -------------------------------------------
                                 Construction, Farm Machinery & Heavy
                                   Trucks                                      1.5%
   55,258                55,258  Deere & Co.                                            $   3,965,314  $              $   3,965,314
                                                                                        -------------------------------------------
                                 Electrical Component & Equipment              0.8%
   26,595                26,595  Emerson Electric Co.                                   $   2,059,783  $              $   2,059,783
                                                                                        -------------------------------------------
                                 Industrial Conglomerates                      1.3%
   21,846     23,600     45,446  3M Co.                                                 $   1,589,297  $   1,716,900  $   3,306,197
                                                                                        -------------------------------------------
                                 Total Capital Goods                                    $   9,116,371  $   5,792,628  $  14,908,999
                                                                                        -------------------------------------------
                                 Commercial Services & Supplies                0.2%
                                 Diversified Commercial Services               0.2%
                                                                                        -------------------------------------------
               9,700      9,700  Cintas Corp.                                           $              $     413,220  $     413,220
                                                                                        -------------------------------------------
                                 Total Commercial Services & Supplies                   $           0  $     413,220  $     413,220
                                                                                        -------------------------------------------
                                 Transportation                                1.0%
                                 Air Freight & Couriers                        1.0%
              34,700     34,700  United Parcel Service                                  $              $   2,599,377  $   2,599,377
                                                                                        -------------------------------------------
                                 Total Transportation                                   $           0  $   2,599,377  $   2,599,377
                                                                                        -------------------------------------------
                                 Consumer Durables & Apparel                   0.7%
                                                                                        -------------------------------------------

                                 Apparel, Accessories & Luxury Goods           0.7%
                                                                                        -------------------------------------------
              52,100     52,100  Liz Claiborne, Inc.                                    $              $   1,808,912  $   1,808,912
                                                                                        -------------------------------------------
                                 Total Consumer Durables & Apparel                      $           0  $   1,808,912  $   1,808,912
                                                                                        -------------------------------------------
                                 Consumer Services                             1.3%
                                 Hotels, Resorts & Cruise Lines                0.3%
   12,819                12,819  Carnival Corp.                                         $     663,511  $              $     663,511
                                                                                        -------------------------------------------
                                 Specialized Consumer Services                 1.0%
  207,381               207,381  Servicemaster Co.                                      $   2,683,510  $              $   2,683,510
                                                                                        -------------------------------------------
                                 Total Consumer Services                                $   3,347,021  $           0  $   3,347,021
                                                                                        -------------------------------------------
                                 Media                                         2.3%
                                 Broadcasting & Cable TV                       1.7%
              54,600     54,600  Comcast Corp. *                                        $              $   1,513,512  $   1,513,512
              43,797     43,797  CBS Corp (Class B)                                                        1,144,416      1,144,416
              43,797     43,797  Viacom, Inc. (Class B)                                                    1,816,699      1,816,699
                                                                                        -------------------------------------------
                                                                                        $           0  $   4,474,627  $   4,474,627
                                                                                        -------------------------------------------
                                 Movies & Entertainment                        0.6%
   89,833                89,833  Regal Entertainment Group                                  1,662,809                     1,662,809
                                                                                        -------------------------------------------
                                 Total Media                                            $   1,662,809  $   4,474,627  $   6,137,436
                                                                                        -------------------------------------------
                                 Retailing                                     1.6%
                                 Apparel Retail                                0.7%
              61,900     61,900  Ross Stores, Inc.                                      $           0  $   1,764,150  $   1,764,150
                                                                                        -------------------------------------------
                                 Department Stores                             0.9%
   37,265                37,265  Federated Department Stores, Inc.                      $   2,482,967  $              $   2,482,967
                                                                                        -------------------------------------------
                                 Total Retailing                                        $   2,482,967  $   1,764,150  $   4,247,117
                                                                                        -------------------------------------------
                                 Food & Drug Retailing                         1.5%
                                 Drug Retail                                   1.4%
             133,500    133,500  CVS Corp.                                              $              $   3,705,960  $   3,705,960
                                                                                        -------------------------------------------
                                 Food Distributors                             0.0%
               3,400      3,400  Sysco Corp.                                            $              $     104,312  $     104,312
                                                                                        -------------------------------------------
                                 Hypermarkets & Supercenters                   0.1%
               3,700      3,700  Wal-Mart Stores, Inc.                                  $              $     170,607  $     170,607
                                                                                        -------------------------------------------
                                 Total Food & Drug Retailing                            $           0  $   3,980,879  $   3,980,879
                                                                                        -------------------------------------------
                                 Food, Beverage & Tobacco                      3.6%
                                 Brewers                                       0.3%
              17,900     17,900  Anheuser-Busch Companies, Inc.                         $              $     741,776  $     741,776
                                                                                        -------------------------------------------
                                 Packaged Foods & Meats                        1.4%
   30,964                30,964  H.J. Heinz Co., Inc.                                   $   1,050,918  $           0  $   1,050,918
   24,499                24,499  Lance, Inc. *                                                530,648              0        530,648
              32,800     32,800  William Wrigley Jr. Co.                                            0      2,097,888      2,097,888
                                                                                        -------------------------------------------
                                                                                        $   1,581,566  $   2,097,888  $   3,679,454
                                                                                        -------------------------------------------
                                 Soft Drinks                                   1.9%
              24,800     24,800  Coca-Cola Co.                                          $              $   1,026,224  $   1,026,224
              67,400     67,400  PepsiCo, Inc.                                                             3,853,932      3,853,932
                                                                                        -------------------------------------------
                                                                                        $           0  $   4,880,156  $   4,880,156
                                                                                        -------------------------------------------
                                 Total Food, Beverage & Tobacco                         $   1,581,566  $   7,719,820  $   9,301,386
                                                                                        -------------------------------------------
                                 Household & Personal Products                 1.0%
                                                                                        -------------------------------------------
                                 Household Products                            0.6%
   27,545                27,545  Procter & Gamble Co.                                   $   1,631,490  $              $   1,631,490
                                                                                        -------------------------------------------
                                 Personal Products                             0.4%
              27,200     27,200  Estee Lauder Co. *                                     $              $     991,984  $     991,984
                                                                                        -------------------------------------------
                                 Total Household & Personal Products                    $   1,631,490  $     991,984  $   2,623,474
                                                                                        -------------------------------------------
                                 Health Care Equipment & Services              1.7%
                                 Health Care Distributors                      0.6%
                                                                                        -------------------------------------------
              21,100     21,100  Cardinal Health, Inc.                                  $              $   1,520,044  $   1,520,044
                                                                                        -------------------------------------------
                                 Health Care Equipment                         1.1%
              33,700     33,700  Biomet, Inc.                                           $              $   1,274,197  $   1,274,197
              20,200     20,200  Guidant Corp.                                                             1,486,720      1,486,720
                                                                                        -------------------------------------------
                                                                                        $              $   2,760,917  $   2,760,917
                                                                                        -------------------------------------------
                                 Health Care Services                          1.7%
                                                                                        -------------------------------------------
               5,100      5,100  IMS Health, Inc.                                       $              $     125,460  $     125,460
                                                                                        -------------------------------------------
                                 Total Health Care Equipment & Services                 $              $   4,406,421  $   4,406,421
                                                                                        -------------------------------------------
                                 Pharmaceuticals & Biotechnology               6.9%
                                 Biotechnology                                 1.0%
              34,868     34,868  Amgen, Inc. *                                          $              $   2,541,528  $   2,541,528
                                                                                        -------------------------------------------
                                 Pharmaceuticals                               1.0%
   22,925                22,925  Abbott Laboratories                                    $     989,214  $              $     989,214
  157,304               157,304  Bristol-Myers Squibb Co.                                   3,584,958                     3,584,958
   31,344     11,100     42,444  Eli Lilly & Co.                                            1,774,697        628,482      2,403,179
   24,695                24,695  Johnson & Johnson                                          1,420,950                     1,420,950
   85,484                85,484  Merck & Co., Inc.                                          2,949,198                     2,949,198

              64,021     64,021  Pfizer, Inc.                                                              1,644,059      1,644,059
              30,824     30,824  Teva Pharmaceuticals (A.D.R.)                                             1,314,007
              56,600     56,600  Wyeth                                                                     2,617,750      2,617,750
                                                                                        -------------------------------------------
                                                                                        $  10,719,017  $   6,204,298  $  15,609,308
                                                                                        -------------------------------------------
                                 Total Pharmaceuticals & Biotechnology                  $  10,719,017  $   8,745,826  $  18,150,836
                                                                                        -------------------------------------------
                                 Banks                                         4.9%
                                 Diversified Banks                             3.6%
   67,508     36,700    104,208  Bank of America Corp.                                  $   2,985,879  $   1,623,241  $   4,609,120
  114,272      4,620    118,892  U.S. Bancorp                                               3,417,876        138,184      3,556,060
   17,035      4,000     21,035  Wachovia Corp.                                               934,029        219,320      1,153,349
                                                                                        -------------------------------------------
                                                                                        $   7,337,784  $   1,980,745  $   9,318,529
                                                                                        -------------------------------------------

                                 Thrifts & Mortgage Finance                    1.4%
   84,170                84,170  Washington Mutual, Inc.                                $   3,562,074  $              $   3,562,074
                                                                                        -------------------------------------------
                                 Total Banks                                            $  10,899,858  $   1,980,745  $  12,880,603
                                                                                        -------------------------------------------
                                 Diversified Financials                        1.6%
                                 Asset Management & Custody Banks              0.6%
              51,500     51,500  The Bank of New York Co., Inc.                         $           0  $   1,638,215  $   1,638,215
                                                                                        -------------------------------------------
                                 Consumer Finance                              0.7%
              35,700     35,700  American Express Co.                                   $           0  $   1,872,465  $   1,872,465
                                                                                        -------------------------------------------
                                 Investment Banking & Brokerage                0.3%
               9,400      9,400  Merrill Lynch & Co., Inc.                              $           0  $     705,658  $     705,658
                                                                                        -------------------------------------------
                                 Total Diversified Financials                           $           0  $   4,216,338  $   4,216,338
                                                                                        -------------------------------------------
                                 Insurance                                     2.3%
                                 Multi-Line Insurance                          0.1%
               3,500      3,500  American International Group, Inc.                     $           0  $     229,110  $     229,110
                                                                                        -------------------------------------------
                                 Property & Casualty Insurance                 2.2%
               1,475      1,475  Berkshire Hathaway, Inc. (Class B) *                   $           0  $   4,324,700  $   4,324,700
              12,899     12,899  Progressive Corp.                                                  0      1,355,016      1,355,016
                                                                                        -------------------------------------------
                                                                                        $           0  $   5,679,716  $   5,679,716
                                                                                        -------------------------------------------
                                 Total Insurance                                        $           0  $   5,908,826  $   5,908,826
                                                                                        -------------------------------------------

                                 Real Estate                                   1.9%
                                 Real Estate Investment Trusts                 1.9%
   97,252                97,252  Brandywine Realty Trust                                $   3,058,575  $              $   3,058,575
   15,063                15,063  Camden Property Trust                                        980,601                       980,601
   10,709                10,709  Hospitality Properties Trust                                 459,095                       459,095
   10,125                10,125  Mills Corp.                                                  419,681                       419,681
                                                                                        -------------------------------------------
                                                                                        $   4,917,952  $           0  $   4,917,952
                                                                                        -------------------------------------------
                                 Total Real Estate                                      $   4,917,952  $           0  $   4,917,952
                                                                                        -------------------------------------------
                                 Software & Services                           4.2%
                                 Data Processing & Outsourced Services         2.5%
   53,979                53,979  Automatic Data Processing, Inc.                        $   2,371,837  $              $   2,371,837
              90,300     90,300  First Data Corp.                                                          4,072,530      4,072,530
                                                                                        -------------------------------------------
                                                                                        $   2,371,837  $   4,072,530  $   6,444,367
                                                                                        -------------------------------------------
                                 Systems Software                              1.8%
             162,900    162,900  Microsoft Corp.                                        $              $   4,585,635  $   4,585,635
                                                                                        -------------------------------------------
                                 Total Software & Services                              $   2,371,837  $   8,658,165  $  11,030,002
                                                                                        -------------------------------------------
                                 Technology Hardware & Equipment               2.9%
                                 Communications Equipment                      2.1%
              13,900     13,900  Avaya, Inc. *                                          $              $     146,645  $     146,645
              67,600     67,600  Cisco Systems, Inc. *                                                     1,255,332      1,255,332
   138731               138,731  Nokia Corp. (A.D.R.)                                       2,549,876                     2,549,876
              33,400     33,400  Qualcomm, Inc.                                         $              $   1,601,864  $   1,601,864
                                                                                        -------------------------------------------
                                                                                        $   2,549,876  $   3,003,841  $   5,553,717
                                                                                        -------------------------------------------
                                 Computer Hardware                             0.8%
              65,800     65,800  Hewlett-Packard Co.                                    $              $   2,051,644  $   2,051,644
                                                                                        -------------------------------------------
                                 Electronic Manufacturing Services             0.0%
               1,800      1,800  Molex, Inc.                                            $              $      49,734  $      49,734
                                                                                        -------------------------------------------
                                 Total Technology Hardware & Equipment                  $   2,549,876  $   5,105,219  $   7,655,095
                                                                                        -------------------------------------------
                                 Semiconductors                                0.2%
              15,000     15,000  Intel Corp.                                            $              $     319,050  $     319,050
               9,000      9,000  Texas Instruments, Inc.                                                     263,070        263,070
                                                                                        -------------------------------------------
                                                                                        $           0  $     582,120  $     582,120
                                                                                        -------------------------------------------
                                 Total Semiconductors                                   $           0  $     582,120  $     582,120
                                                                                        -------------------------------------------
                                 Telecommunication Services                    3.9%
                                 Integrated Telecommunication Services         3.2%
  123,827               123,827  AT&T Corp.                                             $   3,213,311  $              $   3,213,311
   91,073                91,073  BellSouth Corp.                                            2,620,170                     2,620,170
  209,570               209,570  Citizens Utilities Co. (Class B)                           2,571,424                     2,571,424
                                                                                        -------------------------------------------
                                                                                        $   8,404,905  $           0  $   8,404,905
                                                                                        -------------------------------------------
                                 Wireless Telecommunication Services           0.6%
   78,800                        Vodafone Group Plc (A.D.R.)                            $              $   1,663,468  $   1,663,468
                                                                                        -------------------------------------------
                                 Total Telecommunication Services                       $   8,404,905  $   1,663,468  $  10,068,373
                                                                                        -------------------------------------------
                                 Utilities                                     2.7%
                                 Electric Utilities                            0.6%
   35,815                35,815  Edison International                                   $   1,569,413  $              $   1,569,413
                                                                                        -------------------------------------------
                                 Gas Utilities                                 1.3%
  131,275               131,275  Atmos Energy Corp.                                     $   3,449,908  $           0  $   3,449,908
                                                                                        -------------------------------------------
                                 Independent Power Producer & Energy
                                    Traders                                    0.8%
                                                                                        -------------------------------------------
   41,161                41,161  TXU Corp.                                              $   2,084,394  $           0  $   2,084,394
                                                                                        -------------------------------------------
                                 Total Utilities                                        $   7,103,715  $           0  $   7,103,715
                                                                                        -------------------------------------------
                                 TOTAL COMMON STOCKS
                                                                                        $  83,344,462  $  84,714,345  $ 168,058,807
                                                                                        -------------  -------------
                                 RIGHTS/WARRANTS                               0.0%
                                 Technology Hardware & Equipment
     1883                        Lucent Technologies - Expires
                                   12/10/07 *                                           $              $         970  $         970
                                                                                        -------------------------------------------
                                 TOTAL RIGHTS/WARRANTS
                                 (Cost $2,194)

Principal  Principal  Principal
  Amount     Amount     Amount

                                 ASSET BACKED SECURITIES                       0.5%
                                 Transportation                                0.0%
                                 Airlines                                      0.0%
        0     12,319     12,319  Continental Airlines, 6.648%, 9/15/17                  $           0  $      12,215  $      12,215
                                                                                        -------------------------------------------
                                 Total Transportation                                   $           0  $      12,215  $      12,215
                                                                                        -------------------------------------------
                                 Diversified Financials                        0.3%
                                 Diversified Financial Services                0.3%
   95,597    215,093    310,689  Caithness Coso Fund Corp., 6.263%,
                                    6/15/14 (144A)                                      $      95,509  $     214,895  $     310,404

             229,975    229,975  PF Export Receivable Master Trust,
                                    6.436%, 6/1/15 (144A)                                                    228,669        228,669
             260,397    260,397  Power Receivables Finance, 6.29%,
                                    1/1/12 (144A)                                                            263,961        263,961
                                                                                        -------------------------------------------
                                                                                        $      95,509  $     707,525  $     803,034
                                                                                        -------------------------------------------
                                 Specialized Finance                           0.3%
              70,000     70,000  MBNA Credit Card Master Note,
                                    Floating Rate Note, 12/15/08                        $           0  $      70,029  $      70,029
                                                                                        -------------------------------------------
                                 Total Diversified Financials                           $      95,509  $     777,554  $     873,063
                                                                                        -------------------------------------------
                                 Utilities                                     0.2%
                                 Electric Utilities                            0.2%
             174,200    174,200  FPL Energy Wind Funding, 6.876%,
                                    6/27/17 (144A)                                      $              $     171,369  $     171,369
             294,063    294,063  FPL Energy America Wind LLC, 6.639%,
                                    6/20/23 (144A)                                                           304,317        304,317
                                                                                        -------------------------------------------
                                 Total Utilities                                        $           0  $     475,686  $     475,686
                                                                                        -------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $94,928)                                         $      95,509  $   1,265,455  $   1,360,964
                                                                                        -------------------------------------------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS           0.6%
                                 Diversified Financials                        0.3%
                                 Diversified Financial Services                0.3%
  500,000               500,000  Freddie Mac, 6.1%, 9/15/18                             $     502,408  $              $
             300,000    300,000  Tower 2004-1A E, 5.395%, 1/15/34                                            288,694        288,694
                                                                                        -------------------------------------------
                                 Total Diversified Financials                           $     502,408  $     288,694  $     791,102
                                                                                        -------------------------------------------
                                 Government                                    0.3%
             161,681    161,681  Federal Home Loan Bank, 5.0%, 1/15/16                                       161,052        161,052
             500,000    500,000  Federal Home Loan Bank, 6.1%, 9/15/18                                       502,408        502,408
                                                                                        -------------------------------------------
                                 Total Government                                       $           0  $     663,460  $     663,460
                                                                                        -------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE
                                    OBLIGATIONS
                                 (Cost $xxx)                                            $     502,408  $     952,154  $   1,454,562
                                                                                        -------------------------------------------
                                 CORPORATE BONDS                               9.9%
                                 Energy                                        0.3%
                                 Integrated Oil & Gas                          0.1%
             120,000    120,000  Occidental Petroleum, 6.75%, 1/15/12                   $              $     130,654  $     130,654
              25,000     25,000  Petro-Canada, 4.0%, 7/15/13                                                  23,065         23,065
              15,000     15,000  USX Corp., 6.85%, 3/1/08                                                     15,539        263,961
                                                                                        -------------------------------------------
                                                                                        $           0  $     169,258  $     169,258
                                                                                        -------------------------------------------
                                 Oil & Gas Exploration & Production            0.2%
             300,000    300,000  Gazprom International SA., 7.201%,
                                    2/1/20 (144A)                                       $              $     318,938  $     318,938
              65,000     65,000  Pemex Project Funding Master, 9.125%,
                                    10/13/10                                                                  74,620         74,620
                                                                                        -------------------------------------------
                                                                                        $           0  $     393,558  $     393,558
                                                                                        -------------------------------------------
                                 Oil & Gas Refining & Marketing                0.0%
              65,000     65,000  Boardwalk Pipelines LLC, 5.5%, 2/1/17                  $              $      64,314  $      64,314
                                                                                        -------------------------------------------
                                 Oil & Gas Storage & Transportation            0.0%
              40,000     40,000  Kinder Morgan Energy Partners, 6.75%,
                                    3/15/11                                             $              $      42,503  $      42,503
                                                                                        -------------------------------------------
                                 Total Energy                                           $           0  $     669,632  $     669,632
                                                                                        -------------------------------------------
                                 Materials                                     0.6%
                                 Aluminum                                      0.1%
             150,000    150,000  Novelis Inc., 7.25%, 2/15/15                           $              $     141,750  $     141,750
                                                                                        -------------------------------------------
                                 Commodity Chemicals                           0.1%
             300,000    300,000  Nova Chemicals, Ltd., 6.5%, 1/15/12                    $              $     288,000  $     288,000
                                                                                        -------------------------------------------
                                 Diversified Metals & Mining                   0.2%
             425,000    425,000  Inco, Ltd., 7.2%, 9/15/32                              $              $     462,386  $     462,386
                                                                                        -------------------------------------------
                                 Fertilizers & Agricultural Chemicals          0.0%
              30,000     30,000  Potash Corp. Saskatchewan, 4.875%,
                                    3/1/13                                              $              $      28,999  $      28,999
                                                                                        -------------------------------------------
                                 Metal & Glass Containers                      0.1%
             125,000    125,000  Tenneco Packaging, 8.125%, 6/15/17                     $              $     142,979  $     142,979
                                                                                        -------------------------------------------
                                 Paper Products                                0.2%
             250,000    250,000  Abitibi-Consolidated, Inc., 6.95%,
                                    4/1/08                                              $              $     246,250  $     246,250
             300,000    300,000  MDP Acquisitions, 9.625%, 10/1/12                                           309,750        309,750
                                                                                        -------------------------------------------
                                                                                        $           0  $     556,000  $     556,000
                                                                                        -------------------------------------------
                                 Total Materials                                        $           0  $   1,620,113  $   1,620,113
                                                                                        -------------------------------------------
                                 Capital Goods                                 1.1%
                                 Aerospace & Defense                           0.4%
              25,000     25,000  Boeing Co., 5.125%, 2/15/13                            $              $      24,978  $      24,978
  320,000               320,000  Honeywell, Inc., 7.0%, 3/15/07                               326,230                       326,230
              80,000     80,000  Honeywell International, 7.5%, 3/1/10                                        87,414         87,414
  500,000               500,000  General Dynamics Corp., 4.5%, 8/15/10                        490,160                       490,160
                                                                                        -------------------------------------------
                                                                                        $     816,390  $     112,392  $     928,782
                                                                                        -------------------------------------------
                                 Electrical Component & Equipment              0.1%
  120,000     85,000    205,000  Orcal Geothermal, 6.21%, 12/30/20
                                    (144A)                                              $     119,394  $      84,571  $     203,965
                                                                                        -------------------------------------------
                                 Industrial Conglomerates                      0.7%
1,500,000             1,500,000  GE Electric Co., 5.0%, 2/1/13                          $   1,487,834  $              $   1,487,834

             145,000    145,000  General Electric Capital Corp.,
                                    6.125%, 2/22/11                                                          151,688        151,688
              90,000     90,000  General Electric Capital Corp.,
                                    6.75%, 3/15/32                                                           104,518        104,518
                                                                                        -------------------------------------------
                                                                                        $   1,487,834  $     256,206  $   1,744,040
                                                                                        -------------------------------------------
                                 Total Capital Goods                                    $   2,423,618  $     453,169  $   2,876,787
                                                                                        -------------------------------------------
                                 Transportation                                0.5%
                                 Airlines                                      0.4%
1,000,000             1,000,000  Southwest Airlines Co., 5.25%,
                                    10/1/14                                             $     967,294  $              $     967,294
                                                                                        -------------------------------------------
                              0  Railroads                                     0.2%
  400,000               400,000  Union Pacific Corp., 5.75%, 10/15/07                   $     404,625  $           0  $     404,625
                                                                                        -------------------------------------------
                                 Total Transportation                                   $   1,371,919  $           0  $   1,371,919
                                                                                        -------------------------------------------
                                 Automobiles & Components                      0.3%
                                 Auto Parts & Equipment                        0.1%
             145,000             Sun Sage BV, 8.25%, 3/26/09 (144A)                     $              $     152,613        152,613
                                                                                        -------------------------------------------
                                 Automobiles Manufacturers                     0.2%
              80,000     80,000  Ford Motor Co., 7.25%, 10/1/08 (b)                     $              $      70,400  $      70,400
             500,000    500,000  General Motors, 7.2%, 1/15/11 (b)                                           402,500        402,500
                                                                                        -------------------------------------------
                                                                                        $                    472,900        472,900
                                                                                        -------------------------------------------
                                 Tires & Rubber                                0.1%
  250,000               250,000  Goodyear Tire & Rubber, 8.5%, 3/15/07                  $     254,375  $              $     254,375
                                                                                        -------------------------------------------
                                 Total Automobiles & Components                         $     254,375  $     625,513  $     879,888
                                                                                        -------------------------------------------
                                 Consumer Durables & Apparel                   0.1%
                                 Home Furnishings                              0.1%
  135,000     95,000    230,000  Mohawk Industries, Inc., 6.125%,
                                    1/15/16                                             $     135,744  $      95,524  $     231,268
                                                                                        -------------------------------------------
                                 Total Consumer Durables & Apparel                      $     135,744  $      95,524  $     231,268
                                                                                        -------------------------------------------
                                 Consumer Services                             0.3%
                                 Restaurants                                   0.3%
  700,000               700,000  McDonalds Corp., 5.75%, 3/1/12                         $     719,999  $           0  $     719,999
                                                                                        -------------------------------------------
                                 Total Consumer Services                                $     719,999  $           0  $     719,999
                                                                                        -------------------------------------------
                                 Media                                         0.8%
  500,000               500,000  Comcast Cable Corp., 6.75%, 1/30/11                    $     526,646  $              $     526,646
             500,000    500,000  Comcast Cable Corp., 7.125%, 6/15/13                                        538,314
              80,000     80,000  Comcast Corp., 5.3%, 1/15/14                                                 77,632
             300,000    300,000  Cox Communications, 7.125%, 10/1/12                                         319,290
             150,000    150,000  Cox Enterprises 4.375%, 5/1/08 (144A)                                       146,301
                                                                                        -------------------------------------------
                                                                                        $              $   1,081,537  $   1,081,537
                                                                                        -------------------------------------------
                                 Publishing                                    0.2%
             512,000    512,000  News America, Inc., 7.3%, 4/30/28                                           552,584        552,584
                                                                                        -------------------------------------------
                                 Total Media                                            $     526,646  $   1,634,121  $   2,160,767
                                                                                        -------------------------------------------
                                 Retailing                                     0.4%
                                 Department Stores                             0.0%
              15,000     15,000  Nordstrom, Inc., 5.625%, 1/15/09                       $              $      15,116  $      15,116
                                                                                        -------------------------------------------
                                 General Merchandise Stores                    0.2%
  500,000               500,000  Target Corp., 5.875%, 3/1/12                           $     521,536  $              $     521,536
                                                                                        -------------------------------------------
                                 Specialty Stores                              0.1%
  250,000    130,000    380,000  Tanger Factory Outlet Centers, Inc.,
                                    6.15%, 11/15/15                                     $     250,145  $     130,075  $     380,220
                                                                                        -------------------------------------------
                                 Total Retailing                                        $     771,681  $     145,191  $     916,872
                                                                                        -------------------------------------------
                                 Food, Beverage & Tobacco                      0.4%
                                 Brewers                                       0.0%
              35,000     35,000  Miller Brewing Co., 5.5%, 8/15/13
                                    (144A)                                              $              $      35,214  $      35,214
                                                                                        -------------------------------------------
                                 Packaged Foods & Meats                        0.1%
  300,000     35,000    335,000  Unilever Capital Corp., 7.125%,
                                    11/1/10                                             $     323,868  $      37,784  $     361,652
                                                                                        -------------------------------------------
                                 Soft Drinks                                   0.0%
              35,000     35,000  Bottling Group LLC, 5.0%, 11/15/13                     $                     34,598         34,598
1,000,000             1,000,000  Diageo Plc, 3.5%, 11/19/07                                   972,396  $              $     972,396
                                                                                        -------------------------------------------
                                                                                              972,396         34,598      1,006,994
                                                                                        -------------------------------------------
                                 Total Food, Beverage & Tobacco                         $   1,296,264  $     107,596  $   1,403,860
                                                                                        -------------------------------------------
                                 Health Care Equipment & Services              0.3%
                                 Health Care Facilities                        0.2%
             500,000    500,000  HCA, Inc., 6.3%, 10/1/12                               $              $     497,562  $     497,562
                                                                                        -------------------------------------------
                                 Health Care Supplies                          0.1%
             250,000    250,000  Bausch & Lomb, 7.125%, 8/1/28                          $              $     265,574  $     265,574
                                                                                        -------------------------------------------
                                 Total Health Care Equipment &
                                    Services                                            $              $     763,136  $     763,136
                                                                                        -------------------------------------------
                                 Banks                                         0.7%
                                 Diversified Banks                             0.5%
              80,000     80,000  International Bank for Reconstruction
                                    & Development, 4.375%, 9/28/06                      $              $      79,867  $      79,867
  135,000    115,000    250,000  Kazkommerts International BV, 8.0%,
                                    11/3/15                                                   141,919        120,894        262,813
             150,000    150,000  KFW-Kredit Wiederaufbau, 2.75%,
                                    5/8/07                                                                   146,605        146,605
             225,000    225,000  National Westminster, 7.375%, 10/1/09                                       243,019        243,019
              30,000     30,000  US Bancorp, 3.125%, 3/15/08                                                  28,926         28,926
  475,000               475,000  Wachovia Corp., 6.625%, 11/15/06                       $     479,684  $              $     479,684

                                                                                        -------------------------------------------
                                                                                        $     621,603  $     619,311  $   1,240,914
                                                                                        -------------------------------------------
                                 Regional Banks                                0.2%
  500,000               500,000  Branch Banking & Trust Co., 4.875%,
                                    1/15/13                                             $     491,912  $              $     491,912
              40,000     40,000  Keycorp, 2.75%, 2/27/07                                                      38,864         38,864
                                                                                        -------------------------------------------
                                                                                              491,912         38,864        530,776
                                                                                        -------------------------------------------
                                 Total Banks                                            $   1,113,515  $     658,175  $   1,771,690
                                                                                        -------------------------------------------
                                 Diversified Financials                        0.8%
                                 Asset Management & Custody Banks              0.4%
1,000,000             1,000,000  Northern Trust Co., 7.1%, 8/1/09                       $   1,066,586  $              $   1,066,586
                                                                                        -------------------------------------------
                                 Consumer Finance                              0.1%
             265,000    265,000  SLM Corp., Floating Rate Note,
                                    7/25/14                                             $              $     247,788  $     247,788
                                                                                        -------------------------------------------
                                 Investment Banking & Brokerage                0.1%
             200,000    200,000  E*Trade Financial Corp., 8.0%,
                                    6/15/11                                             $                    208,000        208,000
                                                                                        -------------------------------------------
                                 Diversified Financial Services                0.2%
             300,000    300,000  Brascan Corp., 5.75%, 3/1/10                                                304,078        304,078
             300,000    300,000  Glencore Funding LLC, 6.0%, 4/15/14
                                    (144A)                                                                   284,628        284,628
                                                                                        -------------------------------------------
                                                                                        $              $     588,706  $     588,706
                                                                                        -------------------------------------------
                                 Total Diversified Financials                           $   1,066,586  $   1,044,494  $   2,111,080
                                                                                        -------------------------------------------
                                 Insurance                                     1.2%
                                 Life & Health Insurance                       0.3%
  500,000               500,000  Protective Life, 4.0%, 10/7/09                         $     485,351  $              $     485,351
             300,000    300,000  Provident Co., Inc., 7.0%, 7/15/18                                          310,607        310,607
                                                                                        -------------------------------------------
                                                                                        $     485,351  $     310,607  $     795,958
                                                                                        -------------------------------------------
                                 Multi-Line Insurance                          0.1%
  100,000               100,000  Hanover Insurance Group, 7.625%,
                                    10/15/25                                            $     102,444  $              $     102,444
             150,000    150,000  Loew Corp., 5.25%, 3/15/16                                                  146,316        146,316
                                                                                        -------------------------------------------
                                                                                        $     102,444  $     146,316  $     248,760
                                                                                        -------------------------------------------
                                 Property & Casualty Insurance                 0.6%
1,000,000             1,000,000  Berkshire Hathway, Inc., 3.375%,
                                    10/15/08                                            $     961,995  $              $     961,995
  100,000    180,000    280,000  Kingsway America, Inc., 7.5%, 2/1/14                         102,225        184,004        286,229
             350,000    350,000  Ohio Casualty Corp., 7.3%, 6/15/14                                          372,922        372,922
                                                                                        -------------------------------------------
                                                                                        $   1,064,220  $     556,926  $   1,621,146
                                                                                        -------------------------------------------
                                 Reinsurance                                   0.2%
              300000    300,000  Odyssey Re Holdings, 7.65%, 11/1/13                    $              $     313,643  $     313,643
              100000    100,000  Platinum Underwriters HD, 7.5%,
                                    6/1/17                                                                   102,049        102,049
                                                                                        -------------------------------------------
                                                                                        $              $     415,692  $     415,692
                                                                                        -------------------------------------------
                                 Total Insurance                                        $   1,652,015  $   1,429,541  $   3,081,556
                                                                                        -------------------------------------------
                                 Real Estate                                   0.6%
                                 Real Estate Investment Trusts                 0.6%
             300,000    300,000  Colonial Reality LP, 6.15%, 4/15/13                    $                    304,747  $     304,747
  400,000    300,000    700,000  Health Care, REIT, Inc., 6.2%, 6/1/16                        399,156  $     299,367        698,523
             316,000    316,000  Host Marriott LP, 6.375%, 3/15/15                                           312,050        312,050
             250,000    250,000  Trustreet Properties, Inc., 7.5%,
                                    4/1/15                                                                   251,250        251,250
             100,000    100,000  Ventas Realty Capital Corp., 7.125%,
                                    6/1/15 (144A)                                                            104,625        104,625
                                                                                        -------------------------------------------
                                                                                        $     399,156  $   1,272,039  $   1,671,195
                                                                                        -------------------------------------------
                                 Total Real Estate                                      $     399,156  $   1,272,039  $   1,671,195
                                                                                        -------------------------------------------
                                 Technology Hardware & Equipment               0.6%
                                 Computer Hardware                             0.6%
1,000,000             1,000,000  International Business Machines,
                                    7.5%, 6/15/13                                       $   1,145,106  $              $   1,145,106
             500,000    500,000  NCR Corp., 7.125%, 6/15/09                                                  520,966        520,966
                                                                                        -------------------------------------------
                                                                                        $   1,145,106  $     520,966  $   1,666,072
                                                                                        -------------------------------------------
                                 Total Technology Hardware & Equipment                  $   1,145,106  $     520,966  $   1,666,072
                                                                                        -------------------------------------------
                                 Semiconductors                                0.1%
             250,000    250,000  Chartered Semiconductor, 6.375%,
                                    8/3/15                                              $              $     249,402  $     249,402
                                                                                        -------------------------------------------
                                 Total Semiconductors                                   $              $     249,402  $     249,402
                                                                                        -------------------------------------------
                                 Telecommunication Services                    0.2%
                                 Integrated Telecommunication Services         0.2%
             250,000    250,000  Telecom Italia Capital, 4.875%,
                                    10/1/10                                             $              $     243,994  $     243,994
             300,000    300,000  Telecom Italia Capital, 5.25%,
                                    11/15/13                                                                 291,416        291,416
                                                                                        -------------------------------------------
                                                                                        $              $     535,410  $     535,410
                                                                                        -------------------------------------------
                                 Total Telecommunication Services                       $              $     535,410  $     535,410
                                                                                        -------------------------------------------
                                 Utilities                                     0.4%
                                 Electric Utilities                            0.2%
  500,000               500,000  Alabama Power Co., 3.5%, 11/15/07                      $     487,262  $              $     487,262
             115,000    115,000  Entergy Gulf States, 5.7%, 6/1/15                                           111,487        111,487
                                                                                        -------------------------------------------
                                                                                        $     487,262  $     111,487  $     598,749
                                                                                        -------------------------------------------
                                 Independent Power Producer & Energy
                                    Traders                                    0.2%
  500,000               500,000  Duke Energy Corp., 6.25%, 1/15/12                      $     521,906  $              $     521,906
                                                                                        -------------------------------------------
                                 Total Utilities                                        $   1,009,168  $     111,487  $   1,120,655
                                                                                        -------------------------------------------
                                 TOTAL CORPORATE BONDS

                                 (Cost $14,084,290)                                     $  13,885,792  $  11,935,509  $  25,821,301
                                                                                        -------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS                               22.8%
                                 Government                                   22.8%
1,500,000             1,500,000  Fannie Mae, 4.625%, 10/15/14                           $   1,476,473  $              $   1,476,473
              65,000     65,000  Federal Home Loan Bank, 3.875%,
                                    6/14/13                                                                   61,072         61,072
1,000,000             1,000,000  Federal Home Loan Bank, 4.375%,
                                    3/17/10                                                   984,161                       984,161
             110,000    110,000  Federal Home Loan Bank, 6.0%,
                                    4/15/32                                                                  112,567        112,567
             300,000    300,000  Federal Home Loan Mortgage Corp.,
                                    3.25%, 2/25/08                                                           290,604        290,604
1,408,394             1,408,394  Federal Home Loan Mortgage Corp.,
                                    4.5%, 8/1/20                                            1,370,001                     1,370,001
             992,729    992,729  Federal Home Loan Mortgage Corp.,
                                    4.5%, 12/1/20                                                            963,455        963,455
             852,958    852,958  Federal Home Loan Mortgage Corp.,
                                    5.0%, 4/1/34                                                             825,362        825,362
             897,413    897,413  Federal Home Loan Mortgage Corp.,
                                    5.0%, 11/1/34                                                            868,379        868,379
  513,205               513,205  Federal Home Loan Mortgage Corp,
                                    5.5%, 9/1/17                                              516,389                       516,389
             267,136    267,136  Federal Home Loan Mortgage Corp.,
                                    5.5%, 10/1/16                                                            268,874        268,874
             301,719    301,719  Federal Home Loan Mortgage Corp.,
                                    5.5%, 12/1/18                                                            304,639        304,639
             383,053    383,053  Federal Home Loan Mortgage Corp.,
                                    5.5%, 11/1/34                                                            379,530        379,530
             913,899    913,899  Federal Home Loan Mortgage Corp.,
                                    5.5%, 12/1/34                                                            905,494        905,494
             522,050    522,050  Federal Home Loan Mortgage Corp.,
                                    5.5%, 12/1/35                                                            516,958        516,958
  542,442    394,503    936,945  Federal Home Loan Mortgage Corp.,
                                    5.27%, 12/28/12                                           541,256        393,640        934,896
             231,946    231,946  Federal Home Loan Mortgage Corp.,
                                    6.0%, 1/1/33                                                             234,678        234,678
             275,158    275,158  Federal Home Loan Mortgage Corp.,
                                    6.0%, 4/1/33                                                             278,398        278,398
             362,028    362,028  Federal Home Loan Mortgage Corp.,
                                    6.0%, 5/1/33                                                             366,042        366,042
             168,648    168,648  Federal Home Loan Mortgage Corp.,
                                    6.0%, 6/1/34                                                             170,452        170,452
              58,968     58,968  Federal Home Loan Mortgage Corp.,
                                    6.5%, 5/1/09                                                              60,271         60,271
                        175,736  Federal Home Loan Mortgage Corp.,
                                    6.5%, 10/1/33                                                            180,830        180,830
              43,380     43,380  Federal Home Loan Mortgage Corp.,
                                    6.5%, 11/1/33                                                             44,633         44,633
  594,970               594,970  Federal National Mortgage
                                    Association, 4.5%, 11/1/20                                577,781                       577,781
             115,843    115,843  Federal National Mortgage
                                    Association, 4.816%, 12/1/12                                             113,753        113,753
             168,187    168,187  Federal National Mortgage
                                    Association, 5.0%, 12/1/17                                               166,539        166,539
              88,147     88,147  Federal National Mortgage
                                    Association, 5.0%, 2/1/18                                                 88,836         88,836
             126,328    126,328  Federal National Mortgage
                                    Association, 5.0%, 3/1/33                                                122,512        122,512
             372,292    372,292  Federal National Mortgage
                                    Association, 5.0%, 5/1/18                                                368,662        368,662
             413,009    413,009  Federal National Mortgage
                                    Association, 5.0%, 6/1/34                                                399,876        399,876
             350,000    350,000  Federal National Mortgage
                                    Association, 5.2%, 11/8/10                                               349,981        349,981
             100,000    100,000  Federal National Mortgage
                                    Association, 5.24%, 8/7/18                                                99,253         99,253
             449,374    449,374  Federal National Mortgage
                                    Association, 5.5%, 2/1/17                                                452,599        452,599
             185,958    185,958  Federal National Mortgage
                                    Association, 5.5%, 12/1/34                                               184,139        184,139
1,169,932             1,169,932  Federal National Mortgage
                                    Association, 5.5%, 10/1/35                              1,157,787                     1,157,787
  589,150               589,150  Federal National Mortgage
                                    Association, 5.5%, 10/1/35                                583,035                       583,035
  607,480               607,480  Federal National Mortgage
                                    Association, 5.5%, 11/1/16                                611,840                       611,840
  603,211               603,211  Federal National Mortgage
                                    Association, 5.5%, 11/1/16                                607,540                       607,540
  810,305               810,305  Federal National Mortgage
                                    Association, 5.5%, 11/1/17                                815,918                       815,918
             364,901    364,901  Federal National Mortgage
                                    Association, 5.5%, 11/1/33                                               361,775        361,775
             158,136    158,136  Federal National Mortgage
                                    Association, 5.5%, 3/1/34                                                156,589        156,589
             325,242    325,242  Federal National Mortgage
                                    Association, 5.5%, 4/1/34                                                322,060        322,060
              51,639     51,639  Federal National Mortgage
                                    Association, 5.5%, 7/1/23                                                 51,582         51,582
              57,211     57,211  Federal National Mortgage
                                    Association, 5.5%, 9/1/17                                                 57,607         57,607
             240,157    240,157  Federal National Mortgage
                                    Association,5.5%, 8/1/14                                                 242,718        242,718
1,498,497             1,498,497  Federal National Mortgage
                                    Association, 5.5%, 12/1/35                              1,482,942                     1,482,942
  995,550               995,550  Federal National Mortgage
                                    Association, 5.5%, 12/1/35                                985,215                       985,215
              41,340     41,340  Federal National Mortgage
                                    Association, 6.0%, 1/1/29                                                 41,861         41,861
              16,366     16,366  Federal National Mortgage
                                    Association, 6.0%, 9/1/29                                                 16,568         16,568
              46,789     46,789  Federal National Mortgage
                                    Association, 6.0%, 8/1/32                                                 47,328         47,328
             267,203    267,203  Federal National Mortgage
                                    Association, 6.0%, 1/1/33                                                270,285        270,285
             326,236    326,236  Federal National Mortgage
                                    Association, 6.0%, 2/1/33                                                329,781        329,781
              36,824     36,824  Federal National Mortgage
                                    Association, 6.0%, 3/1/33                                                 37,224         37,224
              47,146     47,146  Federal National Mortgage
                                    Association, 6.0%, 4/1/33                                                 49,883         49,883
             263,785    263,785  Federal National Mortgage
                                    Association, 6.0%, 12/1/33                                               266,651        266,651
           1,260,000  1,260,000  Federal National Mortgage
                                    Association, 6.125%, 3/15/12                                           1,344,055      1,344,055
              12,425     12,425  Federal National Mortgage
                                    Association, 6.5%, 1/1/15                                                 12,765         12,765
             137,424    137,424  Federal National Mortgage
                                    Association, 6.5%, 12/1/21                                               141,863        141,863
             138,464    138,464  Federal National Mortgage
                                    Association, 6.5%, 4/1/29                                                145,096        145,096
              47,504     47,504  Federal National Mortgage
                                    Association, 6.5%, 7/1/29                                                 48,906         48,906
             335,131    335,131  Federal National Mortgage
                                    Association, 6.5%, 5/1/32                                                344,225        344,225
             278,770    278,770  Federal National Mortgage
                                    Association, 6.5%, 7/1/32                                                286,334        286,334
             126,483    126,483  Federal National Mortgage
                                    Association, 6.5%, 9/1/32                                                130,883        130,883
              36,624     36,624  Federal National Mortgage
                                    Association, 6.5%, 10/1/32                                                37,618         37,618
              16,038     16,038  Federal National Mortgage
                                    Association, 7.0%, 3/1/12                                                 16,558         16,558
              40,000     40,000  Federal National Mortgage
                                    Association, 7.125%, 6/15/10                                              43,597         43,597

               6,402      6,402  Federal National Mortgage
                                    Association, 8.0%, 4/1/20                                                  6,844          6,844
              13,677     13,677  Federal National Mortgage
                                    Association, 8.0%, 2/1/29                                                 14,606         14,606
               1,844      1,844  Federal National Mortgage
                                    Association, 8.0%, 2/1/30                                                  1,971          1,971
               2,603      2,603  Federal National Mortgage
                                    Association, 8.0%, 4/1/30                                                  2,782          2,782
               2,534      2,534  Federal National Mortgage
                                    Association, 8.0%, 7/1/30                                                  2,707          2,707
               5,773      5,773  Federal National Mortgage
                                    Association, 8.0%, 10/1/30                                                 6,169          6,169
               3,679      3,679  Federal National Mortgage
                                    Association, 8.0%, 1/1/31                                                  3,931          3,931
              29,706     29,706  Federal National Mortgage
                                    Association, 8.0%, 3/1/31                                                 31,743         31,743
               2,331      2,331  Federal National Mortgage
                                    Association, 8.0%, 5/1/31                                                  2,490          2,490
1,500,000             1,500,000  Freddie Mac, 6.25%, 3/5/12                                 1,518,797                     1,518,797
             114,956    114,956  Government National Mortgage
                                    Association, 4.5%, 1/15/35                                               110,077        110,077
             177,902    177,902  Government National Mortgage
                                    Association, 4.5%, 4/15/35                                               170,351        170,351
             303,324    303,324  Government National Mortgage
                                    Association, 5.0%, 4/15/34                                               299,004        299,004
             427,831    427,831  Government National Mortgage
                                    Association, 5.0%, 10/15/34                                              421,743        421,743
             507,854    507,854  Government National Mortgage
                                    Association, 5.5%, 8/15/17                                               515,269        515,269
             397,705    397,705  Government National Mortgage
                                    Association, 5.5%, 8/15/19                                               403,399        403,399
             128,594    128,594  Government National Mortgage
                                    Association, 5.5%, 8/15/33                                               129,337        129,337
             500,135    500,135  Government National Mortgage
                                    Association, 5.5%, 8/15/33                                               503,024        503,024
             374,834    374,834  Government National Mortgage
                                    Association, 5.5%, 8/15/33                                               376,999        376,999
              94,282     94,282  Government National Mortgage
                                    Association, 5.5%, 9/15/33                                                94,886         94,886
             209,175    209,175  Government National Mortgage
                                    Association, 5.5%, 10/15/33                                              210,383        210,383
             267,980    267,980  Government National Mortgage
                                    Association, 5.5%, 12/15/34                                              269,263        269,263
  484,942               484,942  Government National Mortgage
                                    Association, 5.5%, 2/15/35                                487,244                       487,244
              19,881     19,881  Government National Mortgage
                                    Association, 6.0%, 8/15/13                                                20,462         20,462
               5,504      5,504  Government National Mortgage
                                    Association, 6.0%, 4/15/14                                                 5,669          5,669
  580,646               580,646  Government National Mortgage
                                    Association, 6.0%, 6/15/33                                595,929                       595,929
             976,805    976,805  Government National Mortgage
                                    Association, 6.0%, 9/15/33                                             1,002,516      1,002,516
             234,909    234,909  Government National Mortgage
                                    Association, 6.0%, 10/15/33                                              241,092        241,092
             423,520    423,520  Government National Mortgage
                                    Association, 6.0%, 12/15/33                                              434,667        434,667
             766,650    766,650  Government National Mortgage
                                    Association, 6.0%, 8/15/34                                               786,079        786,079
             272,297    272,297  Government National Mortgage
                                    Association, 6.0%, 9/15/34                                               279,197        279,197
             207,500    207,500  Government National Mortgage
                                    Association, 6.5%, 10/15/28                                              217,567        217,567
  443,541               443,541  Government National Mortgage
                                    Association, 6.5%, 11/20/28                               461,459                       461,459
  282,319               282,319  Government National Mortgage
                                    Association, 6.5%, 12/15/32                               295,492                       295,492
  398,693               398,693  Government National Mortgage
                                    Association, 6.5%, 5/15/31                                417,323                       417,323
  273,258               273,258  Government National Mortgage
                                    Association, 6.5%, 6/15/32                                285,954                       285,954
  642,474               642,474  Government National Mortgage
                                    Association, 6.5%, 7/15/32                                672,324                       672,324
             120,973    120,973  Government National Mortgage
                                    Association, 6.5%, 5/15/33                                               126,570        126,570
              11,620     11,620  Government National Mortgage
                                    Association, 7.0%, 4/15/28                                                12,217         12,217
               3,595      3,595  Government National Mortgage
                                    Association, 7.0%, 8/15/28                                                 3,780          3,780
               7,265      7,265  Government National Mortgage
                                    Association, 7.5%, 1/15/30                                                 7,651          7,651
               4,476      4,476  Government National Mortgage
                                    Association, 7.75%, 11/15/29                                               4,763          4,763
              29,695     29,695  Government National Mortgage
                                    Association, 8.0%, 2/15/30                                                31,819         31,819
             383,338    383,338  Government National Mortgage
                                    Association II, 5.5%, 2/20/34                                            383,858        383,858
             416,326    416,326  Government National Mortgage
                                    Association II, 6.0%, 10/20/33                                           427,154        427,154
              60,969     60,969  U.S. Treasury Inflation Protected
                                    Security, 1.875%, 7/15/15                                                 60,371         60,371
             445,252    445,252  U.S. Treasury Inflation Protected
                                    Security, 3.375%, 1/15/12                                                481,951        481,951
             794,941    794,941  U.S. Treasury Inflation Protected
                                    Security, 3.5%, 1/15/11                                                  855,182        855,182
1,000,000             1,000,000  U.S. Treasury Bond, 4.0%, 6/15/09                            984,531                       984,531
             200,000    200,000  U.S. Treasury Bonds, 4.0%, 2/15/14                                          192,656        192,656
2,500,000             2,500,000  U.S. Treasury Bonds, 4.25%,
                                    11/15/13                                                2,451,758                     2,451,758
             220,000    220,000  U.S. Treasury Bonds, 5.25%, 11/15/28                                        235,821        235,821
4,925,000     200000  5,125,000  U.S. Treasury Bonds, 6.25%, 8/15/23                        5,797,651        235,438      6,033,089
             100,000    100,000  U.S. Treasury Bonds, 7.125%,
                                    2/15/23                                                                  127,563        127,563
1,000,000             1,000,000  U.S. Treasury Bonds, 7.25%, 8/15/22                        1,284,922                     1,284,922
           1,985,000  1,985,000  U.S. Treasury Notes, 4.0%, 11/15/12                                       1,924,133      1,924,133
             800,000    800,000  U.S. Treasury Notes, 4.125%,
                                    5/15/15                                                                  774,844        774,844
             400,000    400,000  U.S. Treasury Notes, 4.25%, 8/15/15                                         390,907        390,907
             300,000    300,000  U.S. Treasury Notes, 4.25%,
                                    11/15/14                                                                 293,473        293,473
             700,000    700,000  U.S. Treasury Notes, 4.75%,
                                    11/15/08                                                                 704,484        704,484
             500,000    500,000  U.S. Treasury Notes, 4.75%, 5/15/14                                         506,914        506,914
             360,000    360,000  U.S. Treasury Notes, 5.375%,
                                    2/15/31                                                                  396,310        396,310
  500,000     75,000    575,000  U.S. Treasury Notes, 5.5%, 8/15/28                           552,520         82,878        635,398
           1,100,000  1,100,000  U.S. Treasury Notes, 5.625%,
                                    5/15/08                                                                1,126,212      1,126,212
1,300,000             1,300,000  U.S. Treasury Notes, 7.5%, 11/15/16                        1,614,484                     1,614,484
             200,000    200,000  U.S. Treasury Strip, 0.0%, 11/15/15                                         128,264        128,264
                                                                                        -------------------------------------------
                                                                                        $  29,130,726  $  30,455,280  $  59,586,006
                                                                                        -------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS
                                 (Cost $28,411,750)                                     $  29,130,726  $  30,455,280  $  59,586,006
                                                                                        -------------------------------------------

                                 TEMPORARY CASH INVESTMENT                     0.6%
                                 Security Lending Collateral
1,691,800             1,691,800  Security Lending Investment Fund,
                                    4.37%                                               $   1,691,800  $           0  $   1,691,800
                                                                                        -------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENT
                                                                                        $   1,691,800  $           0  $   1,691,800
                                                                                        -------------------------------------------
                                 TOTAL INVESTMENTS IN SECURITIES              99.3%
                                                                                        $ 130,389,471  $ 129,323,713  $ 259,713,184
                                                                                        -------------------------------------------
                                 OTHER ASSETS AND LIABILITIES                  0.7%     $    (474,322) $   2,271,461  $   1,797,139
                                                                                        -------------------------------------------
                                 TOTAL NET ASSETS - 100.0%                   100.0%     $ 129,915,149  $ 131,595,174  $ 261,510,323
                                                                                        ===========================================
                                 Total Investments at Cost                              $ 124,730,773  $ 113,256,009  $ 237,986,782
                                                                                        ===========================================

   *  Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.

 (a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Classic Balanced Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

 (b)  Includes costs of the reorganization.

   The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
1/31/06
(Unaudited)

1. Description of the Fund

Pioneer Classic Balanced Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. AmSouth Balanced Fund transferred all of the net assets of Class A, B and Y shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 23,
2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds

The Fund offers five classes of shares - Class A, Class B, Class C, Class Y and Investor Class shares. Class C shares were first publicly offered on September 26, 2005. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor and Class Y shares.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Pioneer Balanced Fund of such acquisition had taken place as of January 31, 2006.

Under the terms of an Agreement and Plan of Reorganization (the
"Reorganization") between these two Funds, the combination of the

Fund and Balanced fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Pioneer Balanced fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Balanced fund have been combined as of and for the most recent fiscal year ended January 31, 2006. Following the acquisition, the Fund will be the accounting survivor The Advisor has agreed to pay 50% of the expenses associated with the reorganizations, and Classic Balanced Fund and Balanced Fund will equally bear the remaining costs of the reorganization. These costs are reflected in the proforma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Balanced Fund included in their annual reports to shareowners dated January 31, 2006 and December 31, 2005, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the merger took place on January 31, 2006.

3. Security Valuation



Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.



4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at January 31, 2006, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of Pioneer Balanced fund, as of January 31, 2006, divided by the net asset value per share of the Fund's shares as of January 31, 2006. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at January 31, 2006:

-------------------------------------------------------------------------------
                     Shares of      Additional Shares       Total Outstanding
                      The Fund        Assumed Issued             Shares
Class of Shares   Pre-Combination   In Reorganization       Post-Combination
-------------------------------------------------------------------------------
Class A              6,515,399          8,534,298              15,049,697
-------------------------------------------------------------------------------
Class B              2,008,319          1,432,428               3,440,747
-------------------------------------------------------------------------------
Class C                    800          1,127,940               1,128,740
-------------------------------------------------------------------------------
Class Y              3,264,046                  -               3,264,046
-------------------------------------------------------------------------------
Investor Class               -            827,858                 827,858
-------------------------------------------------------------------------------

5. Federal Income Taxes

   Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The identified cost of investments for these Funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER CLASSIC BALANCED FUND *
Pro Forma Statement of Assets & Liabilities
July 31, 2005
(unaudited)

                                                                                         Pioneer                  Pioneer
                                                                                     Classic Balanced         Classic Balanced
                                                     Pioneer           Pioneer             Fund                     Fund
                                                 Classic Balanced      Balanced         Pro Forma                 Pro Forma
                                                       Fund              Fund          Adjustments                Combined
                                                 -----------------------------------------------------------------------------
ASSETS:
   Investment in securities, at value
   (cost $170,477,000 and $120,924,816,
   respectively)                                 $    184,458,000  $    135,565,419  $                        $    320,023,419
   Cash                                                         -         1,364,824                                  1,364,824
   Receivables -
      Investment securities sold                       27,498,000           635,393                                 28,133,393
      Fund shares sold                                          -            14,573                                     14,573
      Dividends, interest and foreign
         taxes withheld                                 1,794,000           508,215                                  2,302,215
   Other                                                    8,000               887                                      8,887
                                                 ----------------------------------                           ----------------
         Total assets                            $    213,758,000  $    138,089,311  $                        $    351,847,311
                                                 ----------------------------------                           ----------------

LIABILITIES:
   Payables -
      Investment securities purchased            $     27,498,000  $        136,310  $                        $     27,634,310
      Fund shares repurchased                                   -           326,399                                    326,399
      Upon return of securities loaned                    956,000           656,435                                  1,612,435
      Variation margin                                          -                                                            -
   Due to affiliates                                            -           154,094                                    154,094
   Accrued expenses                                       125,000            44,044           39,250  (b)              208,294
                                                 ----------------  ----------------                           ----------------
         Total liabilities                       $     28,579,000  $      1,317,282                                 29,935,532
                                                 ----------------  ----------------                           ----------------

NET ASSETS:
   Paid-in capital                               $    148,486,000  $    127,921,188  $                        $    276,407,188
   Undistributed net investment income (loss)            (198,000)           33,519          (39,250) (b)             (203,731)
   Accumulated undistributed net realized
      gain (loss)                                      22,910,000        (5,166,846)                                17,743,154
   Net unrealized gain  on:
      Investments                                      13,981,000        13,984,168                                 27,965,168
      Futures contracts                                         -                 -                                          -
                                                 ----------------  ----------------                           ----------------
         Total net assets                        $    185,179,000  $    136,772,029  $                        $    321,911,779
                                                 ----------------  ----------------                           ----------------

NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares
   authorized)
   Class A                                       $      8,214,000  $      9,863,466  $    (2,426,186) (a)     $     15,651,280
                                                 ================  ================                           ================
   Class B                                       $      1,944,000  $      1,690,152  $      (426,438) (a)     $      3,207,714
                                                 ================  ================                           ================
   Class C                                       $      4,044,000  $      1,363,194  $      (340,537) (a)     $      5,066,657
                                                 ================  ================                           ================
   Investor Class                                $              -  $      1,013,652  $      (248,558) (c)     $        765,094
                                                 ================  ================                           ================
NET ASSET VALUE PER SHARE:
   Class A                                       $          13.05  $           9.84                           $          13.05
                                                 ================  ================                           ================
   Class B                                       $          13.00  $           9.72                           $          13.00
                                                 ================  ================                           ================
   Class C                                       $          13.05  $           9.79                           $          13.05
                                                 ================  ================                           ================
   Investor Class                                $                 $           9.85                           $          13.05
                                                 ================  ================                           ================
MAXIMUM OFFERING PRICE:
   Class A                                       $          13.81  $          10.30                           $          13.66
                                                 ================  ================                           ================

*     Formerly AmSouth Balanced Fund (See Note 1).

(a) Class A, B, C and Investor Class shares of Pioneer Balanced Fund are exchanged for Class A, B, C and Investor Class shares of Pioneer Clasic Balanced Fund, respectively.

(b)   Reflects costs of the reorganization.

(c)   assumes shares exchanged using Clasic Balanced Fund's class A NAV.

   The accompanying notes are an integral part of these financial statements.

PIONEER CLASSIC BALANCED FUND *
Pro Forma Statement of Operations
For the Year Ended July 31, 2005
(unaudited)

                                                                                         Pioneer                   Pioneer
                                                                                     Classic Balanced         Classic Balanced
                                                      Pioneer           Pioneer            Fund                     Fund
                                                 Classic Balanced      Balanced         Pro Forma                Pro Forma
                                                       Fund              Fund          Adjustments                Combined
                                                 -----------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends                                     $      2,190,405  $      1,502,739  $                        $      3,693,144
   Interest                                             3,460,231         2,373,885                                  5,834,116
   Income on securities loaned, net                        29,000             8,641                                     37,641
                                                 ----------------  ----------------                           ----------------
         Total investment income                 $      5,679,636  $      3,885,265  $              -         $      9,564,901
                                                 ----------------  ----------------                           ----------------

EXPENSES:
   Management fees                               $      1,446,193  $        885,347  $       (229,069) (b)    $      2,102,471
   Transfer agent fees                                    105,967           447,765          (553,732) (b)                   -
      Class A                                                   -                 -           436,072  (b)             436,072
      Class B                                                   -                 -                 3  (b)                   3
      Class C                                                   -                 -                 -  (b)                   -
      Investor Class                                            -                 -            49,542  (b)              49,542
   Shareholder servicing fees (Non-Rule 12b-1 Plan(d)
      Class A                                             253,221                 -          (253,221) (b)                   -
      Class I                                              83,059                 -           (83,059) (b)                   -
   Distribution and/or service fees (Rule 12b-1 Plan(d)   224,929           534,571          (759,500) (b)                   -
      Class A                                                   -                 -           499,827  (b)             499,827
      Class B                                                   -                 -           107,771  (b)             107,771
      Class C                                                   -                 -            30,860  (b)              30,860
      Investor Class                                            -                 -                 -  (b)
   Administrative reimbursements                          272,885            25,910          (234,104) (b)              64,691
   Custodian fees                                          12,869             6,764            28,610  (a)              48,243
   Registration fees                                        8,773            47,346           136,447  (a)             192,566
   Professional fees                                       78,884            41,994            (5,452) (a)             115,426
   Printing                                                22,081             9,558            27,889  (a)              59,528
   Fees and expenses of nonaffiliated trustees              9,620             5,919            (4,956) (a)              10,583
   Miscellaneous                                           27,015             3,961            57,873  (a)(c)           88,849
                                                 ----------------  ----------------  ----------------         ----------------
         Total expenses                          $      2,545,496         2,009,135          (748,199)               3,806,432
         Less management fees waived and
            expenses assumed by Pioneer
            Investment Management, Inc.                         -                 -                 -                        -
         Less fees paid indirectly                              -            (2,767)         (271,915) (b)            (274,682)
                                                 ----------------  ----------------  ----------------         ----------------
         Net expenses                            $      2,545,496  $      2,006,368  $     (1,020,114)        $      3,531,750
                                                 ----------------  ----------------  ----------------         ----------------
            Net investment income (loss)         $      3,134,140  $      1,878,897  $      1,020,114         $      6,033,151
                                                 ----------------  ----------------  ----------------         ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FUTURES CONTRACTS:
   Net realized gain from:
      Investments                                $     29,924,494  $      4,624,163                           $     34,548,657
      Futures contracts                                         -                                                            -
                                                 ----------------  ----------------                           ----------------
                                                 $     29,924,494  $      4,624,163                           $     34,548,657
                                                 ----------------  ----------------                           ----------------
   Change in net unrealized gain or loss from:
      Investments                                $    (15,504,000) $      5,099,895                           $    (10,404,105)
      Futures contracts                                         -                 -                                          -
                                                 ----------------  ----------------                           ----------------
                                                 $    (15,504,000) $      5,099,895                           $    (10,404,105)
                                                 ----------------  ----------------                           ----------------

      Net gain on investments and futures
        contracts                                $     14,420,494  $      9,724,058                           $     24,144,552
                                                 ----------------  ----------------  ----------------         ----------------
      Net increase in net assets resulting
        from operations                          $     17,554,634  $     11,602,955  $              -         $     30,177,703
                                                 ================  ================  ================         ================

*     Formerly AmSouth Balanced Fund (See Note 1).


(a) Reflects estimated expenses of the combined fund. Expense adjustments are based on the higher or lower expense structure (e.g., custodian fees, printing fees and other expenses) of the combined fund.

(b) Expense adjustments conform to the combined fund's contracts with affiliated parties. Expense adjustments are based on the higher or lower contractual expense structure (e.g., transfer agency fees, Rule 12b-1 distribution and service fees, and administrative expenses), as well as the expense characteristics of the combined fund and its share classes (e.g., net assets, average shareholder account size and number of shareholder accounts), which differs from those of each fund on an uncombined basis and also differs from any predecessor fund.

(c)   Includes costs of the reorganization.

(d) The predecessor fund to Pioneer Classic Balanced Fund charged a shareholder servicing (non-Rule 12b-1) fee that ranged from 0.15% up to 0.25% of that predecessor fund's average daily net assets, depending on the share class. After the closing of the reorganization on September 23, 2005, the predecessor fund's shareholder servicing fees terminated and Pioneer Classic Balanced Fund adopted plans of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") with respect to its Class A, Class B and Class C shares providing for fees payable at the annual rates of 0.25%, 1.00% and 1.00% of the fund's average daily net assets attributable to these respective classes. Pursuant to the Pioneer Rule 12b-1 Plans, each fund's Class B and Class C shares pay a combined distribution and service fee of 1.00%, of which 0.75% is paid for distribution services and 0.25% is paid for shareholder services. The pro forma adjustments reflect the Rule 12b-1 Plans of the combined fund.


            See accompanying notes to pro forma financial statements.

   The accompanying notes are an integral part of these financial statements.

PIONEER CLASSIC BALANCED FUND
PRO FORMA
Schedule of Investments (a)
July 31, 2005
(Unaudited)

                                                                                                                      Pioneer
                                                                                                                       Classic
                             Classic                                                    AmSouth                       Balanced
                             Balanced                                                   Classic       Pioneer           Fund
  Classic                      Fund                                         % of       Balanced       Balanced       Pro Forma
  Balanced       Balanced    Pro Forma                                    Pro Forma      Fund          Fund          Combined
    Fund           Fund      Combined                                     Combined       Market        Market          Market
   Shares         Shares      Shares                                     Net Assets      Value         Value           Value
-------------   ---------   ----------                                   ----------  -------------  ------------   --------------
                                         COMMON STOCKS                         62.4%
                                         Energy                                6.0%
                                         Integrated Oil & Gas                  2.5%
       34,000       2,400       36,400   BP Amoco Plc (A.D.R.)                       $   2,239,920  $     158,112  $    2,398,032
       41,000                   41,000   Chevron Corp.                                   2,378,410              0       2,378,410
       38,000                   38,000   Constellation Energy, Inc.                      2,287,980              0       2,287,980
                   18,776       18,776   Exxon Mobil Corp.                                       0      1,103,090       1,103,090
                                                                                     --------------------------------------------
                                                                                     $   6,906,310  $   1,261,202  $    8,167,512
                                                                                     --------------------------------------------
                                         Oil & Gas Drilling                    0.7%
                   58,900       58,900   ENSCO International, Inc.                   $           0  $   2,378,382  $    2,378,382
                                                                                     --------------------------------------------

                                         Oil & Gas Equipment & Services        0.8%
                   50,788       50,788   National-Oilwell Varco, Inc. *              $           0  $   2,658,752  $    2,658,752
                                                                                     --------------------------------------------

                                         Oil & Gas Exploration &
                                           Production                          1.9%
                   31,400       31,400   Encana Corp.                                $           0  $   1,298,390  $    1,298,390
       28,000                   28,000   Ingersoll Rand Co.                              2,188,760              0       2,188,760
       44,000                   44,000   Stryker Co.                                     2,379,960              0       2,379,960
                    3,100        3,100   Pioneer Natural Resources Co.                           0        134,323         134,323
                                                                                     --------------------------------------------
                                                                                     $   4,568,720  $   1,432,713  $    6,001,433
                                                                                     --------------------------------------------
                                         Total Energy                                $  11,475,030  $   7,731,049  $   19,206,079
                                                                                     --------------------------------------------

                                         Materials                             3.2%
                                         Gold                                  0.8%
                   68,700       68,700   Newmont Mining Corp.                        $           0  $   2,579,685  $    2,579,685
                                                                                     --------------------------------------------

                                         Industrial Gases                      2.4%
       47,000                   47,000   Dow Chemical Co.                            $   2,253,650  $           0  $    2,253,650
       28,000                   28,000   3M Co.                                          2,100,000              0       2,100,000
                   66,100       66,100   Praxair, Inc.                                           0      3,264,679       3,264,679
                                                                                     --------------------------------------------
                                                                                         4,353,650      3,264,679       7,618,329
                                                                                     --------------------------------------------
                                         Total Materials                             $   4,353,650  $   5,844,364  $   10,198,014
                                                                                     --------------------------------------------

                                         Capital Goods                         1.2%
                                         Aerospace & Defense                   1.2%
                   69,200       69,200   Northrop Grumman Corp.                      $           0  $   3,837,140  $    3,837,140
                                                                                     --------------------------------------------
                                         Total Capital Goods                         $           0  $   3,837,140  $    3,837,140
                                                                                     --------------------------------------------

                                         Commercial Services & Supplies        2.4%
                                         Diversified Commercial Services       2.4%
       21,000                   21,000   General Dynamics Corp.                      $   2,418,990  $           0  $    2,418,990
       42,000                   42,000   Procter & Gamble Co.                            2,336,460              0       2,336,460
       49,000                   49,000   General Parts Co.                               2,243,710              0       2,243,710
                   13,000       13,000   Cintas Corp.                                            0        576,290         576,290
                                                                                     --------------------------------------------
                                         Total Commercial Services &
                                           Supplies                                  $   6,999,160  $     576,290  $    7,575,450
                                                                                     --------------------------------------------

                                         Transportation                        0.8%
                                         Air Freight & Couriers                0.8%
                   34,700       34,700   United Parcel Service                       $           0  $   2,532,059  $    2,532,059
                                                                                     --------------------------------------------
                                         Total Transportation                        $           0  $   2,532,059  $    2,532,059
                                                                                     --------------------------------------------

                                         Consumer Durables & Apparel           1.5%

                                         Apparel, Accessories & Luxury
                                           Goods                               1.5%
       45,500                   45,500   Harley Davidson, Inc.                       $   2,420,145  $           0  $    2,420,145
                   55,600       55,600   Liz Claiborne, Inc.                                     0      2,313,516       2,313,516
                                                                                     --------------------------------------------
                                         Total Consumer Durables &
                                           Apparel                                   $   2,420,145  $   2,313,516  $    4,733,661
                                                                                     --------------------------------------------

                                         Media                                 1.3%
                                         Broadcasting & Cable TV               0.3%
                   37,200       37,200   Comcast Corp. (Special) *                   $           0  $   1,116,000  $    1,116,000
                                                                                     --------------------------------------------

                                         Movies & Entertainment                0.9%
                   87,594       87,594   Viacom, Inc. (Class B)                      $           0  $   2,933,523  $    2,933,523
                                                                                     --------------------------------------------
                                         Total Media                                 $           0  $   4,049,523  $    4,049,523
                                                                                     --------------------------------------------

                                         Retailing                             3.9%
                                         Apparel Retail                        1.2%
       37,000                   37,000   Kohl's Corp.                                $   2,084,950  $           0  $    2,084,950
                   61,900       61,900   Ross Stores, Inc.                                       0      1,640,350       1,640,350
                                                                                     --------------------------------------------
                                                                                     $   2,084,950  $   1,640,350  $    3,725,300
                                                                                     --------------------------------------------
                                         Internet Retail                       0.7%
       53,000                   53,000   E-Bay, Inc.                                 $   2,214,340  $           0  $    2,214,340
                                                                                     --------------------------------------------

                                         General Merchandise Stores            2.0%
       37,000                   37,000   Lowe's Co., Inc.                            $   2,450,140  $           0  $    2,450,140
      105,000                  105,000   Staples, Inc.                                   2,390,850              0       2,390,850
                   68,000       68,000   Family Dollar Stores, Inc.                              0      1,754,400       1,754,400
                                                                                     --------------------------------------------
                                                                                     $   4,840,990  $   1,754,400  $    6,595,390
                                                                                     --------------------------------------------
                                         Total Retailing                             $   9,140,280  $   3,394,750  $   12,535,030
                                                                                     --------------------------------------------

                                         Food & Drug Retailing                 4.2%
                                         Drug Retail                           2.0%
       49,500                   49,500   Walgreen Co.                                $   2,369,070  $           0  $    2,369,070
                  128,400      128,400   CVS Corp.                                               0      3,984,252       3,984,252
                                                                                     --------------------------------------------
                                                                                     $   2,369,070  $   3,984,252  $    6,353,322
                                                                                     --------------------------------------------
                                         Food Distributors                     2.1%
       37,000                   37,000   Molson Coors & Co.                          $   2,319,900  $           0  $    2,319,900
       40,000                   40,000   Starbucks Corp.                                 2,102,000              0       2,102,000
       59,000       3,400       62,400   Sysco Corp.                                     2,127,540        122,604       2,250,144
                                                                                     --------------------------------------------
                                                                                     $   6,549,440  $     122,604  $    6,672,044
                                                                                     --------------------------------------------
                                         Hypermarkets & Supercenters           0.1%
                    9,400        9,400   Wal-Mart Stores, Inc.                                   0        463,890         463,890
                                                                                     --------------------------------------------
                                         Total Food & Drug Retailing                 $   8,918,510  $   4,570,746  $   13,489,256
                                                                                     --------------------------------------------

                                         Food, Beverage & Tobacco              3.2%
                                         Brewers                               0.2%
                   17,900       17,900   Anheuser-Busch Companies, Inc.              $           0  $     793,865  $      793,865
                                                                                     --------------------------------------------

                                         Packaged Foods & Meats                0.8%
                   37,900       37,900   William Wrigley Jr. Co.                     $           0  $   2,696,206  $    2,696,206
                                                                                     --------------------------------------------

                                         Soft Drinks                           2.1%
                   24,800       24,800   The Coca-Cola Co.                           $           0  $   1,085,248  $    1,085,248
       39,000      67,400      106,400   PepsiCo, Inc.                                   2,126,670      3,675,322       5,801,992
                                                                                     --------------------------------------------
                                                                                     $   2,126,670  $   4,760,570  $    6,887,240
                                                                                     --------------------------------------------
                                         Total Food, Beverage & Tobacco              $   2,126,670  $   8,250,641  $   10,377,311
                                                                                     --------------------------------------------

                                         Household & Personal Products         1.5%
                                         Personal Products                     1.5%
                   42,900       42,900   Avon Products, Inc.                         $           0  $   1,403,259  $    1,403,259
       26,000                   26,000   Allergan, Inc.                                  2,323,620              0       2,323,620
                   27,200       27,200   Estee Lauder Co.                                        0      1,064,608       1,064,608
                                                                                     --------------------------------------------
                                                                                     $   2,323,620  $   2,467,867  $    4,791,487
                                                                                     --------------------------------------------
                                         Total Household & Personal
                                           Products                                  $   2,323,620  $   2,467,867  $    4,791,487
                                                                                     --------------------------------------------

                                         Health Care Equipment &
                                           Services                            3.3%
                                         Health Care Distributors              1.1%
       50,000                   50,000   Caremark Rx                                 $   2,229,000  $           0  $    2,229,000
                   21,100       21,100   Cardinal Health, Inc.                                   0      1,257,138       1,257,138
                                                                                     --------------------------------------------
                                                                                     $   2,229,000  $   1,257,138  $    3,486,138
                                                                                     --------------------------------------------
                                         Health Care Equipment                 0.8%
                   33,700       33,700   Biomet, Inc.                                $           0  $   1,284,981  $    1,284,981
                   20,200       20,200   Guidant Corp.                                           0      1,389,760       1,389,760
                                                                                     --------------------------------------------
                                                                                     $           0  $   2,674,741  $    2,674,741
                                                                                     --------------------------------------------
                                         Health Care Services                  1.4%
       87,000                   87,000   Health Management Associates                $   2,070,600  $           0  $    2,070,600
       41,000                   41,000   Meditronic, Inc.                                2,211,540              0       2,211,540
                    9,900        9,900   IMS Health, Inc. (b)                                    0        269,577         269,577
                                                                                     --------------------------------------------
                                                                                     $   4,282,140  $     269,577  $    4,551,717
                                                                                     --------------------------------------------
                                         Total Health Care Equipment &
                                           Services                                  $   6,511,140  $   4,201,456  $   10,712,596
                                                                                     --------------------------------------------

                                         Pharmaceuticals & Biotechnology       5.3%
                                         Biotechnology                         1.5%
       27,000      34,868       61,868   Amgen, Inc. *                               $   2,153,250  $   2,780,723  $    4,933,973
                                                                                     --------------------------------------------

                                         Pharmaceuticals                       3.7%
       38,000      11,100       49,100   Eli Lilly & Co.                             $   2,140,160  $     625,152  $    2,765,312
                   92,400       92,400   IVAX Corp. *                                            0      2,354,352       2,354,352
                   89,321       89,321   Pfizer, Inc.                                            0      2,367,007       2,367,007
        31000                   31,000   Johnson & Johnson Co.                           1,982,760              0       1,982,760
                   56,600       56,600   Wyeth                                                   0      2,589,450       2,589,450
                                                                                     --------------------------------------------
                                                                                     $   4,122,920  $   7,935,961  $   12,058,881
                                                                                     --------------------------------------------
                                         Total Pharmaceuticals &
                                           Biotechnology                             $   6,276,170  $  10,716,684  $   16,992,854
                                                                                     --------------------------------------------

                                         Banks                                 1.5%
                                         Diversified Banks                     1.5%
                    6,000        6,000   Bank of America Corp.                       $           0  $     261,600  $      261,600
       52,000                   52,000   Washington Mutual, Inc.                         2,208,960              0       2,208,960
                    4,620        4,620   U.S. Bancorp                                            0        138,877         138,877
       43,000       4,000       47,000   Wachovia Corp.                                  2,166,340        201,520       2,367,860
                                                                                     --------------------------------------------
                                                                                     $   4,375,300  $     601,997  $    4,977,297
                                                                                     --------------------------------------------
                                         Total Banks                                 $   4,375,300  $     601,997  $    4,977,297
                                                                                     --------------------------------------------

                                         Diversified Financials                5.5%
                                         Asset Management & Custody
                                           Banks                               0.5%
                   48,000       48,000   The Bank of New York Co., Inc.              $           0  $   1,477,440  $    1,477,440
                                                                                     --------------------------------------------

                                         Consumer Finance                      0.6%
                   38,000       38,000   American Express Co.                        $           0  $   2,090,000  $    2,090,000
                                                                                     --------------------------------------------

                                         Investment Banking & Brokerage        4.4%
       34,000                   34,000   Golden West Financial, Inc.                 $   2,214,080  $           0  $    2,214,080
       22,000                   22,000   Goldman Sachs Group, Inc.                       2,364,560              0       2,364,560
       57,000                   57,000   J.P. Morgan Chase Co.                           2,002,980              0       2,002,980
       36,000                   36,000   MGIC Investment Corp.                           2,468,880              0       2,468,880
       30,000                   30,000   XL Capital Co.                                  2,154,600              0       2,154,600
       39,000       9,400       48,400   Merrill Lynch & Co., Inc.                       2,292,420        552,532       2,844,952
                                                                                     --------------------------------------------
                                                                                     $  13,497,520  $     552,532  $   14,050,052
                                                                                     --------------------------------------------
                                         Total Diversified Financials                $  13,497,520  $   4,119,972  $   17,617,492
                                                                                     --------------------------------------------

                                         Insurance                             3.3%
                                         Multi-Line Insurance                  0.8%
       37,000       3,500       40,500   American International Group,
                                           Inc.                                      $   2,227,400  $     210,700  $    2,438,100
                                                                                     --------------------------------------------

                                         Property & Casualty Insurance         2.5%
                    1,475        1,475   Berkshire Hathaway, Inc. (Class
                                           B) *                                      $           0  $   4,103,450  $    4,103,450

       59,000                   59,000   St. Paul Co.                                    2,597,180              0       2,597,180
                   14,000       14,000   Progressive Corp. *                                     0      1,395,660       1,395,660
                                                                                     --------------------------------------------
                                                                                     $   2,597,180  $   5,499,110  $    8,096,290
                                                                                     --------------------------------------------
                                         Total Insurance                             $   4,824,580  $   5,709,810  $   10,534,390
                                                                                     --------------------------------------------

                                         Software & Services                   6.2%
                                         Data Processing & Outsourced
                                           Services                            2.6%
       68,000                   68,000   Paychex, Inc.                               $   2,373,880  $           0  $    2,373,880
       53,000      92,700      145,700   First Data Corp.                                2,180,420      3,813,678       5,994,098
                                                                                     --------------------------------------------
                                                                                     $   4,554,300  $   3,813,678  $    8,367,978
                                                                                     --------------------------------------------
                                         Systems Software                      3.6%
       85,000     168,200      253,200   Microsoft Corp.                             $   2,176,850  $   4,307,602  $    6,484,452
       60,000                   60,000   Linear Technology Corp.                         2,331,600              0       2,331,600
                  129,400      129,400   Symantec Corp. *                                        0      2,842,918       2,842,918
                                                                                     --------------------------------------------
                                                                                     $   4,508,450  $   7,150,520  $   11,658,970
                                                                                     --------------------------------------------
                                         Total Software & Services                   $   9,062,750  $  10,964,198  $   20,026,948
                                                                                     --------------------------------------------

                                         Technology Hardware & Equipment       3.6%
                                         Communications Equipment              0.8%
      151,000                  151,000   EMC Corp.                                   $   2,067,190  $           0  $    2,067,190
                   51,100       51,100   Avaya Inc. *                                            0        527,863         527,863
                                                                                     --------------------------------------------
                                                                                     $   2,067,190  $     527,863  $    2,595,053
                                                                                     --------------------------------------------
                                         Computer Hardware                     2.7%
      116,000                  116,000   Cisco Systems, Inc.                         $   2,221,400  $           0  $    2,221,400
       55,000                   55,000   Dell, Inc.                                      2,225,850              0       2,225,850
       99,678      76,900      176,578   Hewlett-Packard Co.                             2,454,072      1,893,278       4,347,350
                                                                                     --------------------------------------------
                                                                                     $   6,901,322  $   1,893,278  $    8,794,600
                                                                                     --------------------------------------------
                                         Electronic Manufacturing
                                           Services                            0.0%
                    1,800        1,800   Molex, Inc.                                 $           0  $      46,314  $       46,314
                                                                                     --------------------------------------------
                                         Total Technology Hardware &
                                           Equipment                                 $   8,968,512  $   2,467,455  $   11,435,967
                                                                                     --------------------------------------------

                                         Semiconductors                        0.3%
                   15,000       15,000   Intel Corp.                                 $           0  $     407,100  $      407,100
                   13,000       13,000   Texas Instruments, Inc.                                 0        412,880         412,880
                                                                                     --------------------------------------------
                                         Total Semiconductors                        $           0  $     819,980  $      819,980
                                                                                     --------------------------------------------

                                         Telecommunication Services            3.2%
                                         Wireless Telecommunication
                                           Services                            3.2%
                   93,700       93,700   Vodafone Group Plc (A.D.R.)                 $           0  $   2,420,271  $    2,420,271
       60,000           0       60,000   Verizon Communications Co.                      2,053,800              0       2,053,800
       90,060           0       90,060   SBC Communications Co.                          2,201,967              0       2,201,967
       60,000      31,000       91,000   Qualcomm, Inc.                                  2,369,400      1,224,190       3,593,590
                                                                                     --------------------------------------------
                                         Total Telecommunication
                                           Services                                  $   6,625,167  $   3,644,461  $   10,269,628
                                                                                     --------------------------------------------

                                         Utilities                             1.3%
                                         Energy Utilities                      1.3%
       33,000                   33,000   Emerson Electric Co.                        $   2,171,400  $           0  $    2,171,400
       62,000                   62,000   General Electric Co.                            2,139,000              0       2,139,000
                                                                                     --------------------------------------------
                                         Total Utilities                             $   4,310,400  $           0  $    4,310,400
                                                                                     --------------------------------------------

                                         TOTAL COMMON STOCKS                         $ 112,208,604  $  88,813,958  $  201,022,562
                                                                                     --------------------------------------------

                                         RIGHTS/WARRANTS                       0.0%
                                         Technology Hardware & Equipment
                    1,883        1,883   Lucent Technologies - Expires
                                           12/10/07 *                                $           0  $       1,375  $        1,375
                                                                                     --------------------------------------------
                                         TOTAL RIGHTS/WARRANTS                       $           0  $       1,375  $        1,375
                                                                                     --------------------------------------------

                             Classic
                             Balanced
     Classic                PORTFOLIO
     Balanced   Balanced    Pro Forma
    PORTFOLIO   PORTFOLIO    Combined
    Principal   Principal    Principal
     Amount      Amount       Amount
     ------      ------       ------
                                         ASSET BACKED SECURITIES               0.3%
                                         Transportation                        0.0%
                                         Airlines                              0.0%
    $       -   $  12,432   $   12,432   Continental Airlines, 6.648%,
                                           9/15/17                                               0  $      12,250  $       12,250
                                                                                     --------------------------------------------
                                         Total Transportation                        $           0  $      12,250  $       12,250
                                                                                     --------------------------------------------

                                         Diversified Financials                0.2%
                                         Diversified Financial Services        0.2%
                  242,079      242,079   PF Export Receivable Master
                                           Trust, 6.436%, 6/1/15 (144A)              $           0  $     244,027  $      244,027
                  277,425      277,425   Power Receivables Finance,
                                           6.29%, 1/1/12 (144A)                                  0        284,730         284,730
                                                                                     --------------------------------------------
                                                                                     $           0  $     528,757  $      528,757
                                                                                     --------------------------------------------
                                         Specialized Finance                   0.0%
                   70,000       70,000   MBNA Credit Card Master Note,
                                           Floating Rate, 12/15/08                   $           0  $      70,073  $       70,073
                                                                                     --------------------------------------------
                                         Total Diversified Financials                $           0  $     598,830  $      598,830
                                                                                     --------------------------------------------

                                         Utilities                             0.2%
                                         Electric Utilities                    0.2%
                  294,063      294,063   FPL Energy America Wind LLC,
                                           6.639%, 6/20/23 (144A)                    $           0  $     313,495  $      313,495
                  174,200      174,200   FPL Energy Wind Funding,
                                           6.876%, 6/27/17 (144A)                                0        178,120         178,120
                                                                                     --------------------------------------------
                                         Total Utilities                             $           0  $     491,615  $      491,615
                                                                                     --------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES               $           0  $   1,102,695  $    1,102,695
                                                                                     --------------------------------------------

                                         COLLATERALIZED MORTGAGE
                                           OBLIGATIONS                         0.1%
                                         Diversified Financials                0.1%
                                         Diversified Financial Services        0.1%
                  300,000      300,000   Tower 2004-1A E, 5.395%,
                                           1/15/34                                   $           0  $     292,463  $      292,463
                                                                                     --------------------------------------------
                                         Total Diversified Financials                $           0  $     292,463  $      292,463
                                                                                     --------------------------------------------

                                         Government                            0.1%
                  188,598      188,598   Federal Home Loan Mortgage
                                           Corp., 5.0%, 1/15/16                      $           0  $     189,812  $      189,812
                                                                                     --------------------------------------------
                                         Total Government                            $           0  $     189,812  $      189,812
                                                                                     --------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS                               $           0  $     482,275  $      482,275
                                                                                     --------------------------------------------

                                         CORPORATE BONDS                      13.2%
                                         Energy                                1.4%
                                         Integrated Oil & Gas                  1.0%
                  120,000      120,000   Occidental Petroleum, 6.75%,
                                           1/15/12                                   $           0  $     133,596  $      133,596
    1,500,000                1,500,000   CONOCO, Inc., 6.35%, 4/15/09                    1,595,448              0       1,595,448
      500,000                  500,000   Devon Energy Co., 6.875%,
                                           9/30/11                                         552,091              0         552,091
      500,000                  500,000   Duke Energy, 6.25%, 1/15/12                       536,529              0         536,529
      500,000                  500,000   Alabama Power Co., 3.5%,
                                           11/15/07                                        489,771              0         489,771
                   25,000       25,000   Petro-Canada, 4.00%, 7/15/13                            0         23,229          23,229
                   15,000       15,000   USX Corp., 6.85%, 3/1/08                                0         15,826          15,826
                                                                                     --------------------------------------------
                                                                                     $   3,173,839  $     172,651  $    3,346,490
                                                                                     --------------------------------------------
                                         Oil & Gas Exploration &
                                           Production                          0.3%
                  300,000      300,000   Gazprom International SA,
                                           7.201%, 2/1/20 (144A)                     $           0  $     322,125  $      322,125
      500,000           0      500,000   General Dynamic, 4.5%, 8/15/10                    498,859              0         498,859
                   65,000       65,000   Pemex Project Funding Master,
                                           9.125%, 10/13/10                                      0         75,855          75,855
                  200,000      200,000   Tengizchevroil LLP, 6.124%,
                                           11/15/14 (144A)                                       0        202,750         202,750
                                                                                     --------------------------------------------
                                                                                     $     498,859  $     600,730  $    1,099,589
                                                                                     --------------------------------------------
                                         Oil & Gas Refining & Marketing        0.0%
                   65,000       65,000   TGT Pipeline LLC, 5.50%, 2/1/17
                                           (144A)                                    $           0  $      65,055  $       65,055
                                                                                     --------------------------------------------

                                         Oil & Gas Storage &
                                           Transportation                      0.0%
                   40,000       40,000   Kinder Morgan Energy Partners
                                           6.75%, 3/15/11                            $           0  $      43,444  $       43,444
                                                                                     --------------------------------------------
                                         Total Energy                                $   3,672,697  $     881,880  $    4,554,577
                                                                                     --------------------------------------------

                                         Materials                             1.0%
                                         Aluminum                              0.0%
                  150,000      150,000   Novelis, Inc., 7.25%, 2/15/15
                                           (144A)                                    $           0  $     153,375  $      153,375
                                                                                     --------------------------------------------

                                         Commodity Chemicals                   0.1%
                  300,000      300,000   Nova Chemicals, Ltd., 6.5%,
                                           1/15/12                                   $           0  $     298,125  $      298,125
                                                                                     --------------------------------------------

                                         Diversified Metals & Mining           0.5%
      900,000                  900,000   Alcoa, Inc., 7.38%, 8/1/10                  $   1,006,907  $           0  $    1,006,907
                  425,000      425,000   Inco, Ltd., 7.2%, 9/15/32                               0        498,607         498,607
                                                                                     --------------------------------------------
                                                                                     $   1,006,907  $     498,607  $    1,505,514
                                                                                     --------------------------------------------
                                         Fertilizers & Agricultural
                                           Chemicals                           0.0%
                   30,000       30,000   Potash Corp Saskatchewan,
                                           4.875%, 3/1/13                            $           0  $      29,757  $       29,757
                                                                                     --------------------------------------------

                                         Metal & Glass Containers              0.0%
                  125,000      125,000   Tenneco Packaging, 8.125%,
                                           6/15/17                                   $           0  $     152,201  $      152,201
                                                                                     --------------------------------------------

                                         Paper Products                        0.3%
                  250,000      250,000   Abitibi-Consolidated, Inc.,
                                           6.95%, 4/1/08                             $           0  $     251,250  $      251,250
      500,000                  500,000   International Paper 5.3%, 4/1/15                  492,543              0         492,543
                  300,000      300,000   MDP Acquisitions, 9.625%, 10/1/12                       0        303,000         303,000
                                                                                     --------------------------------------------
                                                                                     $     492,543  $     554,250  $    1,046,793
                                                                                     --------------------------------------------
                                         Total Materials                             $   1,499,450  $   1,686,315  $    3,185,765
                                                                                     --------------------------------------------

                                         Capital Goods                         0.9%
                                         Aerospace & Defense                   0.1%
                   25,000       25,000   Boeing Co., 5.125%, 2/15/13                 $           0  $      25,657  $       25,657
                               320,000   Honeywell International, 5.0%,
      320,000                              2/1/13                                          333,194              0         333,194
                   80,000       80,000   Honeywell International, 7.5%,
                                           3/1/10                                                0         89,580          89,580
                                                                                     --------------------------------------------
                                                                                     $     333,194  $     115,237  $      448,431
                                                                                     --------------------------------------------
                                         Electrical Component & Equipment      0.1%
                  200,000      200,000   Thomas & Betts Corp., 7.25%,
                                           6/1/13                                    $           0  $     211,398  $      211,398
                                                                                     --------------------------------------------

                                         Industrial Conglomerates              0.7%
      500,000                  500,000   Black & Decker Corp., 4.75%,
                                           11/1/14                                   $     483,613  $           0  $      483,613
                  145,000      145,000   General Electric Capital Corp.,
                                           6.125%, 2/22/11                                       0        154,557         154,557
    1,500,000                1,500,000   General Electric Capital Corp.,
                                           5.0%, 2/1/13                                  1,517,799              0       1,517,799
                   90,000       90,000   General Electric Capital Corp.,
                                           6.75%, 3/15/32                                        0        107,912         107,912
                                                                                     --------------------------------------------
                                                                                     $   2,001,412  $     262,469  $    2,263,881
                                                                                     --------------------------------------------
                                         Total Capital Goods                         $   2,334,606  $     589,104  $    2,923,710
                                                                                     --------------------------------------------

                                         Commercial Services & Supplies        0.0%
                                         Diversified Commercial Services       0.0%
                  100,000      100,000   Deluxe Corp., 3.5%, 10/1/07                 $           0  $      97,085  $       97,085
                                                                                     --------------------------------------------
                                         Total Commercial Services & Supplies        $           0  $      97,085  $       97,085
                                                                                     --------------------------------------------

                                         Transportation                        0.3%
                                         Airlines                              0.3%
    1,000,000                1,000,000   Southwest Airlines, 5.25%,
                                           10/1/14                                   $     986,357  $           0  $      986,357
                                                                                     --------------------------------------------
                                         Total Transportation                        $     986,357  $           0  $      986,357
                                                                                     --------------------------------------------

                                         Automobiles & Components              0.7%
                                         Auto Parts & Equipment                0.2%
                  300,000      300,000   Delphi Corp., 6.55%, 6/15/06 (b)            $           0  $     294,375  $      294,375
                  300,000      300,000   Sun Sage BV, 8.25%, 3/26/09
                                           (144A)                                                0        321,000         321,000
                                                                                     --------------------------------------------
                                                                                     $           0  $     615,375  $      615,375
                                                                                     --------------------------------------------
                                         Automobile Manufacturers              0.5%
                   80,000       80,000   Ford Motor Co., 7.25%, 10/1/08              $           0  $      79,785  $       79,785
    1,000,000                1,000,000   Daimler Chrysler, Inc., 6.5%,
                                           11/15/13                                      1,078,121              0       1,078,121
                  500,000      500,000   General Motors, 7.2%, 1/15/11
                                           (b)                                                   0        478,750         478,750
                                                                                     --------------------------------------------
                                                                                     $   1,078,121  $     558,535  $    1,636,656
                                                                                     --------------------------------------------
                                         Total Automobiles & Components              $   1,078,121  $   1,173,910  $    2,252,031
                                                                                     --------------------------------------------

                                         Media                                 0.8%
                                         Broadcasting & Cable Television       0.5%
                  500,000      500,000   Comcast Cable Corp., 7.125%,
                                           6/15/13                                   $           0  $     563,723  $      563,723

      500,000                  500,000   Comcast Cable Corp., 6.75%,
                                           1/30/11                                         543,715              0         543,715
                   80,000       80,000   Comcast Corp., 5.3%, 1/15/14                            0         80,954          80,954
                  300,000      300,000   Cox Communications, 7.125%,
                                           10/1/12                                               0        331,472         331,472
                                                                                     --------------------------------------------
                                                                                     $     543,715  $     976,149  $    1,519,864
                                                                                     --------------------------------------------
                                         Movies & Entertainment                0.2%
      500,000                  500,000   AOL Time Warner, Inc. 6.875%,
                                           5/1/12                                    $     556,874  $           0  $      556,874
                   30,000       30,000   Time Warner, Inc. 6.75%,
                                           4/15/11                                               0         32,800          32,800
                                                                                     --------------------------------------------
                                                                                     $     556,874  $      32,800  $      589,674
                                                                                     --------------------------------------------
                                         Publishing                            0.2%
                  512,000      512,000   News America, Inc., 7.3%,
                                           4/30/28                                   $           0  $     587,877  $      587,877
                                                                                     --------------------------------------------
                                         Total Media                                 $   1,100,588  $   1,596,826  $    2,697,414
                                                                                     --------------------------------------------

                                         Retailing                             0.3%
                                         Department Stores                     0.2%
      500,000                  500,000   Target, Inc., 5.875%, 3/1/12                $     532,838  $           0  $      532,838
                   15,000       15,000   Nordstrom, Inc., 5.625%,
                                           1/15/09                                               0         15,396          15,396
                                                                                     --------------------------------------------
                                                                                     $     532,838  $      15,396  $      548,234
                                                                                     --------------------------------------------
                                         Specialty Stores                      0.1%
                  500,000      500,000   Toys "R" Us, 7.875%, 4/15/13                $           0  $     442,500  $      442,500
                                                                                     --------------------------------------------
                                         Total Retailing                             $     532,838  $     457,896  $      990,734
                                                                                     --------------------------------------------

                                         Food, Beverage & Tobacco              1.6%
                                         Brewers                               0.3%
    1,000,000                1,000,000   Diageo Capital, 3.5%, 11/19/07                    980,004              0         980,004
                   35,000       35,000   Miller Brewing Co., 5.5%,
                                           8/15/13 (144A)                                        0         35,959          35,959
                                                                                     --------------------------------------------
                                                                                     $     980,004  $      35,959  $    1,015,963
                                                                                     --------------------------------------------
                                         Packaged Foods & Meats                1.1%
      450,000                  450,000   Hormel, Inc., 6.625%, 6/1/11                $     494,474  $           0  $      494,474
      700,000                  700,000   McDonald's Corp., 5.75%, 3/1/12                   738,331              0         738,331
    2,000,000                2,000,000   Unilever Capital Corp., 6.875%,
                                           11/1/05                                       2,014,526              0       2,014,526
      300,000      35,000      335,000   Unilever Capital Corp., 7.125%,
                                           11/1/10                                         333,086         38,860         371,946
                                                                                     --------------------------------------------
                                                                                     $   3,580,417  $      38,860  $    3,619,277
                                                                                     --------------------------------------------
                                         Soft Drinks                           0.0%
                   35,000       35,000   Bottling Group LLC 5.0%,
                                           11/15/13                                  $           0  $      35,376  $       35,376
                                                                                     --------------------------------------------

                                         Tobacco                               0.1%
                  400,000      400,000   Altria Group, Inc., 7.0%,
                                           11/4/13                                   $           0  $     438,346  $      438,346
                                                                                     --------------------------------------------
                                         Total Food, Beverage & Tobacco              $   4,560,421  $     548,541  $    5,108,962
                                                                                     --------------------------------------------

                                         Health Care Equipment &
                                           Services                            0.2%
                                         Health Care Facilities                0.2%
                  500,000      500,000   HCA, Inc., 6.3%, 10/1/12                    $           0  $     508,171  $      508,171
                                                                                     --------------------------------------------

                                         Health Care Supplies                  0.1%
                  250,000      250,000   Bausch & Lomb, 7.125%, 8/1/28               $           0  $     264,804  $      264,804
                                                                                     --------------------------------------------
                                         Total Health Care Equipment &
                                           Services                                  $           0  $     772,975  $      772,975
                                                                                     --------------------------------------------

                                         Banks                                 1.3%
                                         Diversified Banks                     1.2%
                   80,000       80,000   International Bank for
                                           Reconstruction & Development,
                                           4.375%, 9/28/06                           $           0  $      80,357  $       80,357
      500,000                  500,000   Branch Banking & Trust, 4.875%,
                                           1/15/13                                         501,899              0         501,899
      400,000                  400,000   Union Pacific, 5.75%, 10/15/07                    409,862              0         409,862
      500,000                  500,000   UNH, 5.0%, 8/15/14                                504,696              0         504,696
    1,000,000                1,000,000   Northern Trust, 7.1%, 8/1/09                    1,086,462              0       1,086,462
                  150,000      150,000   KFW-Kredit Wiederaufbau, 2.75%,
                                           5/8/07                                                0        146,496         146,496
    1,000,000                1,000,000   PBG LLC, 2.45%, 10/16/06                          978,446              0         978,446
                  225,000      225,000   National Westminster, 7.375%,
                                           10/1/09                                               0        248,494         248,494
                   30,000       30,000   US Bancorp, 3.125%, 3/15/08                             0         28,963          28,963
                                                                                     --------------------------------------------
                                                                                     $   3,481,365  $     504,310  $    3,985,675
                                                                                     --------------------------------------------
                                         Regional Banks                        0.0%
                   40,000       40,000   Keycorp, 2.75%, 2/27/07                     $           0  $      38,902  $       38,902
                                                                                     --------------------------------------------
                                         Total Banks                                 $   3,481,365  $     543,212  $    4,024,577
                                                                                     --------------------------------------------

                                         Diversified Financials                2.4%
                                         Consumer Finance                      0.1%
                  265,000      265,000   SLM Corp., Floating Rate,
                                           7/25/14                                   $           0  $     261,195  $      261,195
                                                                                     --------------------------------------------

                                         Investment Banking & Brokerage        0.1%
                  200,000      200,000   E*Trade Financial Corp., 8.0%,
                                           6/15/11                                   $           0  $     212,500  $      212,500
                                                                                     --------------------------------------------

                                         Diversified Financial Services        2.2%
                  300,000      300,000   Brascan Corp., 5.75%, 3/1/10                $           0  $     307,846  $      307,846
    1,000,000                1,000,000   Suntrust Banks, 7.375%, 7/1/06                  1,022,844              0       1,022,844
    1,475,000                1,475,000   Wachovia, 6.625%, 11/15/06                      1,513,925              0       1,513,925
    2,000,000                2,000,000   Prudential, 6.6%, 5/15/08                       2,112,772              0       2,112,772
    1,000,000                1,000,000   Lehman Brothers, 3.5%, 8/7/08                     968,476              0         968,476
    1,000,000                1,000,000   Caterpillar Finance Co., 2.5%,
                                           10/3/06                                         979,021              0         979,021
                  300,000      300,000   Glencore Funding LLC, 6.0%,
                                           4/15/14 (144A)                                        0        287,488         287,488
                                                                                     --------------------------------------------
                                                                                     $   6,597,038  $     595,334  $    7,192,372
                                                                                     --------------------------------------------
                                         Total Diversified Financials                $   6,597,038  $   1,069,029  $    7,666,067
                                                                                     --------------------------------------------

                                         Insurance                             1.1%
                                         Life & Health Insurance               0.2%
      500,000                  500,000   Protected Life, 4.0%, 10/7/09               $     488,755  $           0  $      488,755
                  300,000      300,000   Provident Companies, Inc.,
                                           7.0%, 7/15/18                                         0        297,370         297,370
                                                                                     --------------------------------------------
                                                                                     $     488,755  $     297,370  $      786,125
                                                                                     --------------------------------------------
                                         Multi-Line Insurance                  0.0%
                  150,000      150,000   Loew Corp., 5.25%, 3/15/16                  $           0  $     147,005  $      147,005
                                                                                     --------------------------------------------

                                         Property & Casualty Insurance         0.4%
                  180,000      180,000   Kingsway America, Inc., 7.5%,
                                           2/1/14                                    $           0  $     186,971  $      186,971
      750,000           0      750,000   St. Paul Co., 5.75%, 3/15/07                      761,207              0         761,207
                  350,000      350,000   Ohio Casualty Corp., 7.3%,
                                           6/15/14                                               0        376,169         376,169
                                                                                     --------------------------------------------
                                                                                     $     761,207  $     563,140  $    1,324,347
                                                                                     --------------------------------------------
                                         Reinsurance                           0.4%
                  300,000      300,000   Odyssey Re Holdings, 7.65%,
                                           11/1/13                                   $           0  $     320,131  $      320,131
    1,000,000           0    1,000,000   Berkshire Hathaway, Inc.,
                                           3.38%, 10/15/08                                 962,282              0         962,282
                  100,000      100,000   Platinum Underwriters
                                           Financial, 7.5% 6/1/17
                                           (144A)                                                0        100,448         100,448
                                                                                     --------------------------------------------
                                                                                     $     962,282  $     420,579  $    1,382,861
                                                                                     --------------------------------------------
                                         Total Insurance                             $   2,212,244  $   1,428,094  $    3,640,338
                                                                                     --------------------------------------------

                                         Real Estate                           0.3%
                                         Real Estate Investment Trusts         0.3%
                  300,000      300,000   Colonial Reality LP, 6.15%,
                                           4/15/13                                   $           0  $     310,093  $      310,093
                  316,000      316,000   Host Marriot LP, 6.375%,
                                           3/15/15 (144A)                                        0        312,840         312,840
                  250,000      250,000   Trustreet Properties, Inc.,
                                           7.5%, 4/1/15 (144A)                                   0        256,875         256,875
                  100,000      100,000   Ventas Realty LP Capital Corp.,
                                           7.125%, 6/1/15 (144A)                                 0        105,750         105,750
                                                                                     --------------------------------------------
                                                                                     $           0  $     985,558  $      985,558
                                                                                     --------------------------------------------
                                         Total Real Estate                           $           0  $     985,558  $      985,558
                                                                                     --------------------------------------------

                                         Software & Services                   0.1%
                                         IT Consulting & Other Services        0.1%
                  300,000      300,000   UNISYS Corp., 6.875%, 3/15/10               $           0  $     297,000  $      297,000
                                                                                     --------------------------------------------
                                         Total Software & Services                   $           0  $     297,000  $      297,000
                                                                                     --------------------------------------------

                                         Technology Hardware & Equipment       0.5%
                                         Computer Hardware                     0.5%
    1,000,000                1,000,000   IBM, 7.5%, 6/15/13                          $   1,168,984  $           0  $    1,168,984
                  500,000      500,000   NCR Corp., 7.125%, 6/15/09                              0        532,870         532,870
                                                                                     --------------------------------------------
                                         Total Technology Hardware &
                                           Equipment                                 $   1,168,984  $     532,870  $    1,701,854
                                                                                     --------------------------------------------
                                         Telecommunication Services            0.2%
                                         Integrated Telecommunication
                                           Services                            0.2%
                  300,000      300,000   Intelsat, Ltd., 6.5%, 11/1/13               $           0  $     246,000  $      246,000

                  300,000      300,000   Telecom Italia Capital, 5.25%,
                                           11/15/13                                              0        301,696         301,696
                                                                                     --------------------------------------------
                                         Total Telecommunication
                                           Services                                  $           0  $     547,696  $      547,696
                                                                                     --------------------------------------------

                                         Utilities                             0.1%
                                         Electric Utilities                    0.0%
                  115,000      115,000   Entergy Gulf States, 5.7%,
                                           6/1/15                                    $           0  $     115,930  $      115,930
                   40,000       40,000   PSE&G Power, 6.95%, 6/1/12                              0         44,378          44,378
                                                                                     --------------------------------------------
                                                                                     $           0  $     160,308  $      160,308
                                                                                     --------------------------------------------
                                         Multi-Utilities                       0.0%
                   15,000       15,000   Dominion Resources, 6.25%,
                                           6/30/12                                   $           0  $      16,034  $       16,034
                                                                                     --------------------------------------------
                                         Total Utilities                             $           0  $     176,342  $      176,342
                                                                                     --------------------------------------------

                                         TOTAL CORPORATE BONDS                       $  29,224,709  $  13,384,333  $   42,609,042
                                                                                     --------------------------------------------

                                         U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS                        22.0%
                                         Government                           22.0%
                   65,000       65,000   Federal Home Loan Bank, 3.875%,
                                           6/14/13                                   $           0  $      62,263  $       62,263
    1,000,000                1,000,000   Federal Home Loan Bank, 3.75%,
                                           3/17/10                                         997,389              0         997,389
                  300,000      300,000   Federal Home Loan Mortgage
                                           Corp. 3.25%, 2/25/08                                  0        292,078         292,078
                  920,190      920,190   Federal Home Loan Mortgage
                                           Corp., 5.0%, 4/1/34                                   0        906,719         906,719
                  956,284      956,284   Federal Home Loan Mortgage
                                           Corp., 5.0%, 11/1/34                                  0        942,285         942,285
    1,500,000                1,500,000   Federal Home Loan Mortgage
                                           Corp., 6.25%, 3/5/12                          1,545,269              0       1,545,269
    2,000,000                2,000,000   Federal Home Loan Mortgage
                                           Corp., 5.825%, 2/9/06                         2,019,148              0       2,019,148
      584,415                  584,415   Federal Home Loan Mortgage
                                           Corp., 5.5%, 9/1/17                             596,234              0         596,234
                  291,926      291,926   Federal Home Loan Mortgage
                                           Corp., 5.5%, 10/1/16                                  0        297,934         297,934
                  416,518      416,518   Federal Home Loan Mortgage
                                           Corp., 5.5%, 11/1/34                                  0        418,943         418,943
                  339,748      339,748   Federal Home Loan Mortgage
                                           Corp., 5.5%, 12/1/18                                  0        347,986         347,986
                  921,426      921,426   Federal Home Loan Mortgage
                                           Corp., 5.5%, 12/1/34                                  0        926,791         926,791
                  556,909      556,909   Federal Home Loan Mortgage
                                           Corp., 5.5%, 12/1/35                                  0        560,141         560,141
                  253,247      253,247   Federal Home Loan Mortgage
                                           Corp., 6.0%, 1/1/33                                   0        258,777         258,777
                  334,416      334,416   Federal Home Loan Mortgage
                                           Corp., 6.0%, 4/1/33                                   0        341,718         341,718
                  417,934      417,934   Federal Home Loan Mortgage
                                           Corp., 6.0%, 5/1/33                                   0        426,907         426,907
                  110,000      110,000   Federal Home Loan Mortgage
                                           Corp., 6.0%, 4/15/32                                  0        113,692         113,692
                  194,340      194,340   Federal Home Loan Mortgage
                                           Corp., 6.0%, 6/1/34                                   0        198,543         198,543
                  219,898      219,898   Federal Home Loan Mortgage
                                           Corp., 6.5%, 10/1/33                                  0        228,362         228,362
                   43,643       43,643   Federal Home Loan Mortgage
                                           Corp., 6.5%, 11/1/33                                  0         45,611          45,611
                   76,703       76,703   Federal Home Loan Mortgage
                                           Corp., 6.5%, 5/1/09                                   0         79,083          79,083
                  116,690      116,690   Federal National Mortgage
                                           Association, 4.816%, 12/1/12                          0        117,214         117,214
    1,500,000                1,500,000   Federal National Mortgage
                                           Association, 4.625%, 10/15/14                 1,505,571              0       1,505,571
    2,300,000                2,300,000   Federal National Mortgage
                                           Association, 6.21%, 11/7/07                   2,397,113              0       2,397,113
      703,551                  703,551   Federal National Mortgage
                                           Association, 5.5%, 11/1/16                      718,298              0         718,298
      697,786                  697,786   Federal National Mortgage
                                           Association, 5.5%, 11/1/16                      712,412              0         712,412
      898,812                  898,812   Federal National Mortgage
                                           Association, 5.5%, 1/1/17                       917,270              0         917,270
                  187,756      187,756   Federal National Mortgage
                                           Association, 5.0%, 12/1/17                            0        188,406         188,406
                  136,336      136,336   Federal National Mortgage
                                           Association, 5.0%, 3/1/33                             0        134,553         134,553
                  412,104      412,104   Federal National Mortgage
                                           Association, 5.0%, 5/1/18                             0        413,706         413,706
                  454,134      454,134   Federal National Mortgage
                                           Association, 5.0%, 6/1/34                             0        447,667         447,667
                  100,000      100,000   Federal National Mortgage
                                           Association, 5.24%, 8/7/18                            0        101,510         101,510
                  425,792      425,792   Federal National Mortgage
                                           Association, 5.5%, 11/1/33                            0        428,264         428,264
                  192,533      192,533   Federal National Mortgage
                                           Association, 5.5%, 12/1/34                            0        193,597         193,597
                  502,042      502,042   Federal National Mortgage
                                           Association, 5.5%, 2/1/17                             0        512,565         512,565
                   98,601       98,601   Federal National Mortgage
                                           Association, 5.5%, 2/1/18                             0        100,812         100,812
                  191,572      191,572   Federal National Mortgage
                                           Association, 5.5%, 3/1/34                             0        192,631         192,631
                  327,459      327,459   Federal National Mortgage
                                           Association, 5.5%, 4/1/34                             0        329,268         329,268
                   58,403       58,403   Federal National Mortgage
                                           Association, 5.5%, 7/1/23                             0         59,138          59,138
                  272,615      272,615   Federal National Mortgage
                                           Association, 5.5%, 8/1/14                             0        279,143         279,143
                   63,703       63,703   Federal National Mortgage
                                           Association, 5.5%, 9/1/17                             0         65,013          65,013
                   46,647       46,647   Federal National Mortgage
                                           Association, 6.0%, 1/1/29                             0         47,781          47,781
                  300,756      300,756   Federal National Mortgage
                                           Association, 6.0%, 1/1/33                             0        307,404         307,404
                  115,663      115,663   Federal National Mortgage
                                           Association, 6.0%, 11/1/16                            0        119,523         119,523
                  308,048      308,048   Federal National Mortgage
                                           Association, 6.0%, 12/1/33                            0        314,773         314,773
                  357,949      357,949   Federal National Mortgage
                                           Association, 6.0%, 2/1/33                             0        365,763         365,763

                   51,948       51,948   Federal National Mortgage
                                           Association, 6.0%, 3/1/33                             0         53,082          53,082
                   55,027       55,027   Federal National Mortgage
                                           Association, 6.0%, 8/1/32                             0         56,244          56,244
                   18,829       18,829   Federal National Mortgage
                                           Association, 6.0%, 9/1/29                             0         19,276          19,276
                1,260,000    1,260,000   Federal National Mortgage
                                           Association, 6.125%, 3/15/12                          0      1,376,056       1,376,056
                   48,648       48,648   Federal National Mortgage
                                           Association, 6.5%, 7/1/29                             0         50,501          50,501
                   14,912       14,912   Federal National Mortgage
                                           Association, 6.5%, 1/1/15                             0         15,500          15,500
                   41,065       41,065   Federal National Mortgage
                                           Association, 6.5%, 10/1/32                            0         42,525          42,525
                  157,358      157,358   Federal National Mortgage
                                           Association, 6.5%, 12/1/21                            0        163,646         163,646
                  162,851      162,851   Federal National Mortgage
                                           Association, 6.5%, 4/1/29                             0        170,340         170,340
                  397,033      397,033   Federal National Mortgage
                                           Association, 6.5%, 5/1/32                             0        411,156         411,156
                  338,526      338,526   Federal National Mortgage
                                           Association, 6.5%, 7/1/32                             0        350,567         350,567
                  144,977      144,977   Federal National Mortgage
                                           Association, 6.5%, 9/1/32                             0        151,037         151,037
                   19,340       19,340   Federal National Mortgage
                                           Association, 7.0%, 3/1/12                             0         20,253          20,253
                   40,000       40,000   Federal National Mortgage
                                           Association, 7.125%, 6/15/10                          0         44,705          44,705
                    1,874        1,874   Federal National Mortgage
                                           Association, 8.0%, 2/1/30                             0          2,013           2,013
                    5,750        5,750   Federal National Mortgage
                                           Association, 8.0%, 1/1/31                             0          6,174           6,174
                    7,428        7,428   Federal National Mortgage
                                           Association, 8.0%, 10/1/30                            0          7,977           7,977
                   16,275       16,275   Federal National Mortgage
                                           Association, 8.0%, 2/1/29                             0         17,517          17,517
                   36,847       36,847   Federal National Mortgage
                                           Association, 8.0%, 3/1/31                             0         39,587          39,587
                    9,297        9,297   Federal National Mortgage
                                           Association, 8.0%, 4/1/20                             0          9,988           9,988
                    3,254        3,254   Federal National Mortgage
                                           Association, 8.0%, 4/1/30                             0          3,494           3,494
                    3,228        3,228   Federal National Mortgage
                                           Association, 8.0%, 5/1/31                             0          3,466           3,466
                    2,975        2,975   Federal National Mortgage
                                           Association, 8.0%, 7/1/30                             0          3,195           3,195
                   71,797       71,797   Federal National Mortgage
                                           Association, 9.0%, 4/1/33                             0         75,991          75,991
      834,851                  834,851   Government National Mortgage
                                           Association I, 6.5%, 7/15/32                    872,758              0         872,758
      536,963                  536,963   Government National Mortgage
                                           Association II, 6.5%, 11/20/28                  559,552              0         559,552
                  433,168      433,168   Government National Mortgage
                                           Association II, 5.5%,
                                           2/20/34                                               0        438,003         438,003
                  504,555      504,555   Government National Mortgage
                                           Association II, 6.0%,
                                           10/20/33                                              0        520,892         520,892
                1,258,050    1,258,050   Government National Mortgage
                                           Association II, 6.0%,
                                           11/20/33                                              0      1,290,214       1,290,214
                  123,888      123,888   Government National Mortgage
                                           Association, 4.5%, 1/15/35                            0        120,194         120,194
                  199,256      199,256   Government National Mortgage
                                           Association, 4.5%, 4/15/35                            0        193,314         193,314
                  477,131      477,131   Government National Mortgage
                                           Association, 5.0%, 10/15/34                           0        474,341         474,341
                  343,880      343,880   Government National Mortgage
                                           Association, 5.0%, 4/15/34                            0        341,809         341,809
                  250,214      250,214   Government National Mortgage
                                           Association, 5.5%, 10/15/33                           0        253,497         253,497
                  317,540      317,540   Government National Mortgage
                                           Association, 5.5%, 12/15/34                           0        321,679         321,679
                  606,940      606,940   Government National Mortgage
                                           Association, 5.5%, 8/15/17                            0        623,760         623,760
                  413,369      413,369   Government National Mortgage
                                           Association, 5.5%, 8/15/19                            0        424,712         424,712
                  577,916      577,916   Government National Mortgage
                                           Association, 5.5%, 8/15/33                            0        585,498         585,498
                  413,177      413,177   Government National Mortgage
                                           Association, 5.5%, 8/15/33                            0        418,597         418,597
                  151,815      151,815   Government National Mortgage
                                           Association, 5.5%, 8/15/33                            0        153,806         153,806
                  113,821      113,821   Government National Mortgage
                                           Association, 5.5%, 9/15/33                            0        115,345         115,345
                  276,295      276,295   Government National Mortgage
                                           Association, 6.0%, 10/15/33                           0        284,221         284,221
                    5,815        5,815   Government National Mortgage
                                           Association, 6.0%, 4/15/14                            0          6,042           6,042
                   23,899       23,899   Government National Mortgage
                                           Association, 6.0%, 8/15/13                            0         24,824          24,824
                  840,168      840,168   Government National Mortgage
                                           Association, 6.0%, 8/15/34                            0        864,377         864,377
                1,310,476    1,310,476   Government National Mortgage
                                           Association, 6.0%, 9/15/33                            0      1,348,067       1,348,067
                  330,627      330,627   Government National Mortgage
                                           Association, 6.0%, 9/15/34                            0        340,154         340,154
      695,683                  695,683   Government National Mortgage
                                           Association, 6.0%, 6/15/33                      715,639              0         715,639
      349,452                  349,452   Government National Mortgage
                                           Association, 6.5% 12/15/32                      365,348              0         365,348
    1,095,969                1,095,969   Government National Mortgage
                                           Association, 6.5%, 10/15/33                   1,145,633              0       1,145,633
      327,483                  327,483   Government National Mortgage
                                           Association, 6.5%, 6/15/32                      342,353              0         342,353
                  246,160      246,160   Government National Mortgage
                                           Association, 6.5%, 10/15/28                           0        257,668         257,668
                  159,751      159,751   Government National Mortgage
                                           Association, 6.5%, 5/15/33                            0        166,991         166,991
                   13,604       13,604   Government National Mortgage
                                           Association, 7.0%, 4/15/28                            0         14,385          14,385
                    4,022        4,022   Government National Mortgage
                                           Association, 7.0%, 8/15/28                            0          4,253           4,253
                    7,333        7,333   Government National Mortgage
                                           Association, 7.5%, 1/15/30                            0          7,840           7,840
                    5,443        5,443   Government National Mortgage
                                           Association, 7.75%, 11/15/29                          0          5,834           5,834
                   49,174       49,174   Government National Mortgage
                                           Association, 8.0%, 2/15/30                            0         53,011          53,011
                  220,000      220,000   U.S. Treasury Bonds, 5.25%,
                                           11/15/28                                              0        242,361         242,361
                  100,000      100,000   U.S. Treasury Bonds, 7.125%,
                                           2/15/23                                               0        130,887         130,887
    1,300,000                1,300,000   U.S. Treasury Bonds, 7.5%,
                                           11/15/16                                      1,657,551              0       1,657,551
    1,000,000                1,000,000   U.S. Treasury Bonds, 7.25%,
                                           8/15/22                                       1,318,203              0       1,318,203

    7,425,000                7,425,000   U.S. Treasury Bonds, 6.25%,
                                           8/15/23                                       8,953,214              0      8,953,214
    1,000,000                1,000,000   U.S. Treasury Bonds, 5.5%,
                                           8/15/28                                       1,136,484              0      1,136,484
                  350,000      350,000   U.S. Treasury Notes, 3.5%,
                                           1/15/11                                               0        426,139        426,139
    6,000,000                6,000,000   U.S. Treasury Notes, 4.25%,
                                           11/15/13                                      5,999,298              0      5,999,298
    1,500,000                1,500,000   U.S. Treasury Notes, 3.0%,
                                           2/15/09                                       1,445,801              0      1,445,801
    1,000,000                1,000,000   U.S. Treasury Notes, 4.0%,
                                           6/15/09                                         995,625              0        995,625
    2,750,000                2,750,000   U.S. Treasury Notes, 3.625%,
                                           6/15/10                                       2,689,415              0      2,689,415
                1,985,000    1,985,000   U.S. Treasury Notes, 4.0%,
                                           11/15/12                                              0      1,962,591      1,962,591
                  500,000      500,000   U.S. Treasury Notes, 4.125%,
                                           5/15/15                                               0        493,672        493,672
                  300,000      300,000   U.S. Treasury Notes, 4.25%,
                                           11/15/14                                              0        299,098        299,098
                  700,000      700,000   U.S. Treasury Notes, 4.75%,
                                           11/15/08                                              0        713,918        713,918
                  500,000      500,000   U.S. Treasury Notes, 4.75%,
                                           5/15/14                                               0        517,461        517,461
                  360,000      360,000   U.S. Treasury Notes, 5.375%,
                                           2/15/31                                               0        409,078        409,078
                   75,000       75,000   U.S. Treasury Notes, 5.5%,
                                           8/15/28                                               0         85,236         85,236
                1,500,000    1,500,000   U.S. Treasury Notes, 5.625%,
                                           5/15/08                                               0      1,561,524      1,561,524
                  200,000      200,000   U.S. Treasury Notes, 6.25%,
                                           8/15/23                                               0        241,164        241,164
                  200,000      200,000   U.S. Treasury Strip, Zero
                                           Coupon, 11/15/15                                      0        127,037        127,037
                                                                                     -------------------------------------------
                                         Total Government                            $  39,605,576  $  31,124,348  $  70,729,924
                                                                                     -------------------------------------------

                                         TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS                        $  39,605,576  $  31,124,348  $  70,729,924
                                                                                     -------------------------------------------

                                         TEMPORARY CASH INVESTMENT             8.7%
                                         Security Lending Collateral           8.7%
    27,498,095    656,435      656,435   Security Lending Investment Fund            $  27,498,093  $     656,435  $  28,154,528
                                                                                     -------------------------------------------
                                         TOTAL TEMPORARY CASH INVESTMENT             $  27,498,093  $     656,435  $  28,154,528
                                                                                     -------------------------------------------

                                         MUNICIPAL BONDS                       0.6%
    1,800,000                1,800,000   Chicago Public Building, 7.0%,
                                           1/1/06                                    $   1,822,914  $           0  $   1,822,914
                                                                                     -------------------------------------------
                                         TOTAL MUNICIPAL BOND                        $   1,822,914  $           0  $   1,822,914
                                                                                     -------------------------------------------

                                         MUTUAL FUNDS                          0.5%
       81,037                   81,037   AmSouth Prime Fund                          $      81,037  $           0  $      81,037
    1,514,833                1,514,833   AIM Liquid Assets                               1,514,833              0      1,514,833
                                                                                     -------------------------------------------
                                         TOTAL MUTUAL FUNDS                          $   1,595,870  $           0  $   1,595,870
                                                                                     -------------------------------------------

                                         TOTAL INVESTMENTS IN SECURITIES     107.9%  $ 211,955,766  $ 135,565,419  $ 347,521,185
                                                                                     -------------------------------------------

                                         OTHER ASSETS AND LIABILITIES         -7.9%  $ (26,776,766) $   1,206,610  $ (25,570,156)
                                                                                     -------------------------------------------

                                         TOTAL NET ASSETS                    100.0%  $ 185,179,000  $ 136,772,029  $ 321,951,029 (b)
                                                                                     ===========================================
                                         Total Investments at Cost                   $ 149,770,000  $ 120,924,816  $ 270,694,816
                                                                                     ===========================================

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Classic Balanced Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

(b)   Includes costs of the reorganization.

   The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
7/31/05
(Unaudited)

1. Description of the Fund

Pioneer Classic Balanced Fund is one of seven series of portfolios comprising Pioneer Series Trust IV (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. AmSouth Balanced Fund transferred all of the net assets of Class A, B and Y shares into the Fund's Class A, B and I shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 23,
2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 26, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Pioneer Balanced Fund of such acquisition had taken place as of December 31, 2005.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Fund and Balanced fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Pioneer Balanced fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Balanced fund have been combined as of and for the most recent fiscal year ended December 31, 2005. Following the acquisition, the Fund will be the accounting survivor The Advisor has agreed to pay 50% of the expenses associated with the reorganizations, and Classic Balanced Fund and Balanced Fund will equally bear the remaining costs of the reorganization. These costs are reflected in the proforma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Balanced Fund included in their annual reports to shareowners dated July 31, 2005 and December 31, 2005, respectively and the semiannual unaudited financial statements of the Fund as of January 31, 2006. Adjustments have been made to eliminate duplicate expenses that would not have been incurred if the merger had taken place on January 31, 2006, and to reflect the expenses for contractual rates tha will exist after the merger, based on actual contract rates that exist for the former AmSouth Balanced Fund prior to its merger with the Pioneer Balanced Fund on September 22, 2005.

3. Security Valuation



Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.



4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2005, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of Pioneer Balanced fund, as of December 31, 2005, divided by the net asset value per share of the Fund's shares as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2005:

                       Shares of     Additional Shares
                       The Fund       Assumed Issued    Total Outstanding Shares
 Class of Shares    Pre-Combination  In Reorganization      Post-Combination
----------------    ---------------  -----------------  ------------------------
Class A                 8,214,000         7,437,280            15,651,280

Class B                 1,944,000         1,263,714             3,207,714

Class C                 4,044,000         1,022,657             5,066,657

Investor Class                  -           765,094               765,094

5. Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these Funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER GOVERNMENT INCOME FUND
Pro Forma Statement of Assets & Liabilities
January 31, 2006
(unaudited)

                                                                                               Pioneer                 Pioneer
                                                                                          Government Income       Government Income
                                                            Pioneer           Pioneer            Fund                    Fund
                                                       Government Income  America Income      Pro Forma               Pro Forma
                                                             Fund              Trust         Adjustments               Combined
                                                       ----------------------------------------------------------------------------
ASSETS:
   Investment in securities, at value
   (cost $117,471,454 and $200,027,865, respectively)  $     115,857,069  $  198,552,772                          $     314,409,841
   Cash                                                        2,253,882           4,155                                  2,258,037
   Receivables -
      Investment securities sold                                       -       1,800,000                                  1,800,000
      Fund shares sold                                           375,547          94,108                                    469,655
      Dividends, interest and foreign taxes withheld             719,157       1,552,053                                  2,271,210
      Due from Pioneer Investment Management, Inc.                     -             325                                        325
   Other                                                          14,814               -                                     14,814
                                                       ---------------------------------                          -----------------
         Total assets                                  $     119,220,469  $  202,003,413                          $     321,223,882
                                                       ---------------------------------                          -----------------

LIABILITIES:
   Payables -
      Investment securities purchased                  $               -  $    1,700,000                          $       1,700,000
      Fund shares repurchased                                    894,513         275,822                                  1,170,335
      Dividends                                                  249,802         626,645                                    876,447
   Due to affiliates                                               7,329         303,644                                    310,973
   Accrued expenses                                               50,781          67,866            42,250 (b)              160,897
                                                       -----------------  --------------                          -----------------
         Total liabilities                             $       1,202,425  $    2,973,977                          $       4,218,652
                                                       -----------------  --------------                          -----------------

NET ASSETS:
   Paid-in capital                                     $     121,098,272  $  216,075,487                          $     337,173,759
   Distributions in excess of net investment income             (292,520)     (3,925,747)         (42,250) (b)           (4,260,517)
   Accumulated net realized loss on investments               (1,173,322)    (11,645,211)                               (12,818,533)
   Net unrealized gain (loss) on:
      Investments                                             (1,614,386)     (1,475,093)                                (3,089,479)
                                                       -----------------  --------------                          -----------------
         Total net assets                              $     118,018,044  $  199,029,436                          $     317,005,230
                                                       -----------------  --------------                          -----------------

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
   Class A                                                     1,602,950      11,239,574           110,917 (a)           12,953,441
                                                       =================  ==============                          =================
   Class B                                                       513,418       3,221,763            12,659 (a)            3,747,840
                                                       =================  ==============                          =================
   Class C                                                         1,057       2,440,668            13,257 (a)            2,454,982
                                                       =================  ==============                          =================
   Investor Class                                                      -       3,959,858            39,132 (c)            3,998,990
                                                       =================  ==============                          =================
   Class R                                                             -          94,233             1,773 (c)               96,006
                                                       =================  ==============                          =================
   Class Y                                                    10,406,513               -                                 10,406,513
                                                       =================  ==============                          =================

NET ASSET VALUE PER SHARE:
   Class A                                             $            9.42  $         9.51                          $            9.42
                                                       =================  ==============                          =================
   Class B                                             $            9.42  $         9.45                          $            9.42
                                                       =================  ==============                          =================
   Class C                                             $            9.43  $         9.48                          $            9.43
                                                       =================  ==============                          =================
   Investor Class                                      $               -  $         9.51                          $            9.42
                                                       =================  ==============                          =================
   Class R                                             $               -  $         9.59                          $            9.42
                                                       =================  ==============                          =================
   Class Y                                             $            9.42  $            -                          $            9.42
                                                       =================  ==============                          =================

MAXIMUM OFFERING PRICE:
   Class A                                             $            9.86  $         9.96                          $            9.86
                                                       =================  ==============                          =================

(a) Class A, B, C and Investor Class shares of Pioneer American Income Fund are exchanged for Class A, B, C and Investor Class shares of Pioneer Government Income Fund.

(b)  Reflects costs of the reorganization.

(c)  assumes shares  exchanged  using Pioneer  Government  Income Fund's class A
     NAV.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOVERNMENT INCOME FUND
Pro Forma Statement of Operations
For the Year Ended January 31, 2006
(unaudited)

                                                                                              Pioneer                  Pioneer
                                                                                         Government Income        Government Income
                                                           Pioneer           Pioneer            Fund                    Fund
                                                      Government Income  America Income      Pro Forma               Pro Forma
                                                            Fund              Trust         Adjustments               Combined
                                                      ---------------------------------------------------------- ------------------
INVESTMENT INCOME:
   Dividends                                          $          69,000  $            -                           $          69,000
   Interest                                                   7,060,699      10,233,805                                  17,294,504
   Income on securities loaned, net                              27,000               -                                      27,000
                                                      -----------------  --------------                           -----------------
       Total investment income                        $       7,156,699  $   10,233,805                           $      17,390,504
                                                      -----------------  --------------                           -----------------

EXPENSES:
   Management fees                                    $         927,092  $    1,132,163  $        (163,163)   (b) $       1,896,092
   Transfer agent fees and expenses                              43,046         677,871           (720,917)   (b)                 -
   Class A                                                            -                            393,297    (b)           393,297
   Class B                                                            -                            157,081    (b)           157,081
   Class C                                                            -                             79,996    (b)            79,996
   Investor Class                                                     -                             68,999    (b)            68,999
   Class R                                                            -                              4,019    (b)             4,019
   Class Y                                                            -                             87,712    (b)            87,712
   Shareholder servicing fees (Non-Rule 12b-1 Plan(d)
   Class A                                                       30,124               -            (30,124)   (b)                 -
   Class B                                                       17,000               -            (17,000)   (b)                 -
   Class I                                                      123,804               -           (123,804)   (b)                 -
   Distribution and/or service fees (Rule 12b-1 Plan(d)          56,501         945,013         (1,001,514)   (b)                 -
   Class A                                                            -                            342,105    (b)           342,105
   Class B                                                            -                            431,891    (b)           431,891
   Class C                                                            -                            270,892    (b)           270,892
   Investor Class                                                     -                                  -    (b)                 -
   Class R                                                            -                              4,291    (b)             4,291
   Administrative reimbursements                                212,918          45,307           (181,623)   (b)            76,602
   Custodian fees                                                33,760          21,288             28,688    (a)            83,736
   Registration fees                                             42,793         131,463              5,627    (a)           179,883
   Professional fees                                            112,626          54,038            (63,567)   (a)           103,097
   Printing expense                                               4,379          39,478             24,874    (a)            68,731
   Fees and expenses of nonaffiliated trustees                   12,904          10,015             (9,173)   (a)            13,746
   Miscellaneous                                                 42,922          12,104             36,796 (a)(c)            91,822
                                                      -----------------  --------------  -----------------        -----------------
         Total expenses                               $       1,659,869  $    3,068,740           (374,617)       $       4,353,992
         Less management fees waived and expenses
            assumed by Pioneer Investment
            Management, Inc.                                   (307,703)        (26,949)           275,667    (b)           (58,985)
         Less fees paid indirectly                                 (103)         (3,414)                 -                   (3,517)
                                                      -----------------  --------------  -----------------        -----------------
         Net expenses                                 $       1,352,063  $    3,038,377  $         (98,950)       $       4,291,490
                                                      -----------------  --------------  -----------------        -----------------
            Net investment income                     $       5,804,636  $    7,195,428  $          98,950        $      13,099,014
                                                      -----------------  --------------  -----------------        -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments                                     $          40,419  $   (2,357,160)                          $      (2,316,741)
                                                      -----------------  --------------                           -----------------
   Change in net unrealized loss from:
      Investments                                     $      (3,787,382) $   (3,887,733)                          $      (7,675,115)
                                                      -----------------  --------------                           -----------------
      Net loss on investments                         $      (3,746,963) $   (6,244,893)                          $      (9,991,856)
                                                      -----------------  --------------  -----------------        -----------------
      Net increase in net assets resulting from
         operations                                   $       2,057,673  $      950,535  $          98,950        $       3,107,158
                                                      =================  ==============  =================        =================


(a) Reflects estimated expenses of the combined fund. Expense adjustments are based on the higher or lower expense structure (e.g., custodian fees, printing fees and other expenses) of the combined fund.

(b) Expense adjustments conform to the combined fund's contracts with affiliated parties. Expense adjustments are based on the higher or lower contractual expense structure (e.g., transfer agency fees, Rule 12b-1 distribution and service fees, and administrative expenses), as well as the expense characteristics of the combined fund and its share classes (e.g., net assets, average shareholder account size and number of shareholder accounts), which differs from those of each fund on an uncombined basis and also differs from any predecessor fund.

(c)   Includes costs of the reorganization.

(d) The predecessor fund to Pioneer Government Income Fund charged a shareholder servicing (non-Rule 12b-1) fee that ranged from 0.15% up to 0.25% of that predecessor fund's average daily net assets, depending on the share class. After the closing of the reorganization on September 23, 2005, the predecessor fund's shareholder servicing fees terminated and Pioneer Government Income Fund adopted plans of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") with respect to its Class A, Class B and Class C shares providing for fees payable at the annual rates of 0.25%, 1.00% and 1.00% of the fund's average daily net assets attributable to these respective classes. Pursuant to the Pioneer Rule 12b-1 Plans, each fund's Class B and Class C shares pay a combined distribution and service fee of 1.00%, of which 0.75% is paid for distribution services and 0.25% is paid for shareholder services. The pro forma adjustments reflect the Rule 12b-1 Plans of the combined fund.


      See accompanying notes to pro forma financial statements.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOVERNMENT INCOME FUND
PRO FORMA
Schedule of Investments (a)
January 31, 2006
(Unaudited)

                                                                                                                           Pioneer
                                                                                                                         Government
                         Government                                                            Pioneer       Pioneer       Income
                           Income                                                            Government      America        Fund
 Government    America      Fund                                                   % of        Income        Income       Pro Forma
   Income      Income     Pro Forma                                              Pro Forma      Fund          Trust       Combined
    Fund        Trust     Combined                                               Combined      Market        Market        Market
   Shares      Shares      Shares                                               Net Assets      Value         Value         Value
-----------  ----------  ----------                                             ----------  ------------  ------------  ------------
                                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS           98.6%
                                     Collateralized Mortgage Obligations               0.4%
    691,870                 691,870  Federal Home Loan Bank, 4.75%, 10/25/10                $    685,816  $             $    685,816
                750,000     750,000  Government National Mortgage
                                        Association, 4.5%, 7/20/34                                             721,739       721,739
                                                                                            ----------------------------------------
                                     Total Collateralized Mortgage Obligations              $    685,816  $    721,739  $  1,407,555
                                                                                            ----------------------------------------
                                     Government                                       98.2%
5039216.714               5,039,217  Federal Government Loan Mortgage Corp.,
                                        5.0%, 1/1/35                                        $  4,867,176                   4,867,176
  2,414,880               2,414,880  Federal Government Loan Mortgage Corp.,
                                        5.0%, 10/1/19                                          2,387,405                   2,387,405
  3,659,917               3,659,917  Federal Government Loan Mortgage Corp.,
                                        5.0%, 2/1/35                                           3,534,967                   3,534,967
  2,586,621               2,586,621  Federal Government Loan Mortgage Corp.,
                                        5.0%, 5/1/19                                           2,557,192                   2,557,192
1605819.975               1,605,820  Federal Government Loan Mortgage Corp.,
                                        5.0%, 8/1/18                                           1,589,578                   1,589,578
 3644576.72               3,644,577  Federal Government Loan Mortgage Corp.,
                                        5.5%, 1/1/35                                           3,611,059                   3,611,059
  5,565,938               5,565,938  Federal Government Loan Mortgage Corp.,
                                        5.5%, 11/1/34                                          5,514,750                   5,514,750
  2,740,629               2,740,629  Federal Government Loan Mortgage Corp.,
                                        5.5%, 12/1/34                                          2,715,424                   2,715,424
    278,587                 278,587  Federal Government Loan Mortgage Corp.,
                                        5.5%, 8/1/08                                             280,144                     280,144
    578,059                 578,059  Federal Government Loan Mortgage Corp.,
                                        6.0%, 10/1/16                                            589,163                     589,163
  1,893,705               1,893,705  Federal Government Loan Mortgage Corp.,
                                        6.0%, 11/1/33                                          1,914,701                   1,914,701
    314,242                 314,242  Federal Government Loan Mortgage Corp.,
                                        6.0%, 5/1/16                                             320,278                     320,278
 279434.201                 279,434  Federal Government Loan Mortgage Corp.,
                                        6.0%, 6/1/16                                             284,803                     284,803
 298400.585                 298,401  Federal Government Loan Mortgage Corp.,
                                        6.0%, 8/1/18                                             304,165                     304,165
    125,215                 125,215  Federal Government Loan Mortgage Corp.,
                                        6.5%, 5/1/31                                             128,518                     128,518
    270,901                 270,901  Federal Government Loan Mortgage Corp.,
                                        7.0%, 6/1/31                                             281,185                     281,185
    250,000                 250,000  Federal Home Loan Bank, 4.875%, 11/15/07                    249,318                     249,318
    250,000                 250,000  Federal Home Loan Bank, 5.0%, 10/27/08                      248,762                     248,762
    487,617                 487,617  Federal National Mortgage Association,
                                        4.5%, 11/1/20                                            473,529                     473,529
    889,226                 889,226  Federal National Mortgage Association,
                                        5.0%, 1/1/20                                             879,111                     879,111
  7,792,094               7,792,094  Federal National Mortgage Association,
                                        5.0%, 1/1/35                                           7,544,303                   7,544,303
  6,076,853               6,076,853  Federal National Mortgage Association,
                                        5.0%, 2/1/20                                           6,007,726                   6,007,726
1222802.085               1,222,802  Federal National Mortgage Association,
                                        5.0%, 8/1/18                                           1,210,123                   1,210,123
4277471.807               4,277,472  Federal National Mortgage Association,
                                        5.0%, 9/1/33                                           4,148,249                   4,148,249
  3,109,065               3,109,065  Federal National Mortgage Association,
                                        5.5%, 1/1/35                                           3,078,648                   3,078,648
  3,120,710               3,120,710  Federal National Mortgage Association,
                                        5.5%, 12/1/34                                          3,090,179                   3,090,179
  5,270,184               5,270,184  Federal National Mortgage Association,
                                        6.0%, 1/1/35                                           5,324,839                   5,324,839
    8935575               8,935,575  Federal National Mortgage Association,
                                        6.0%, 11/1/34                                          9,028,244                   9,028,244
 668802.582                 668,803  Federal National Mortgage Association,
                                        6.5%, 12/1/31                                            688,541                     688,541
 654443.723                 654,444  Federal National Mortgage Association,
                                        6.5%, 7/1/32                                             672,201                     672,201
 213213.121                 213,213  Federal National Mortgage Association,
                                        7.5%, 4/1/15                                             223,776                     223,776
 170311.517                 170,312  Federal National Mortgage Association,
                                        7.5%, 6/1/15                                             178,749                     178,749
 241016.615                 241,017  Federal National Mortgage Association,
                                        8.0%, 7/1/15                                             257,039                     257,039
                 58,117      58,117  Government National Mortgage Association
                                        I, 6.5%, 1/15/32                                                        60,817        60,817
                180,762     180,762  Government National Mortgage Association
                                        I, 6.5%, 1/15/32                                                       189,160       189,160
                314,360     314,360  Government National Mortgage Association
                                        I, 6.5%, 11/15/31                                                      329,050       329,050
                 84,148      84,148  Government National Mortgage Association
                                        I, 6.5%, 12/15/31                                                       88,080        88,080
                173,597     173,597  Government National Mortgage Association
                                        I, 6.5%, 5/15/32                                                       181,662       181,662
                248,837     248,837  Government National Mortgage Association
                                        I, 6.5%, 9/15/32                                                       260,397       260,397
                179,794     179,794  Government National Mortgage Association
                                        I, 7.0%, 1/15/31                                                       188,843       188,843
                 73,534      73,534  Government National Mortgage Association
                                        I, 7.0%, 12/15/30                                                       77,247        77,247
                306,763     306,763  Government National Mortgage Association
                                        I, 7.0%, 12/15/30                                                      322,251       322,251
                 73,279      73,279  Government National Mortgage Association
                                        I, 7.0%, 4/15/31                                                        76,967        76,967
                226,272     226,272  Government National Mortgage Association
                                        I, 7.0%, 8/15/23                                                       238,330       238,330
                 77,088      77,088  Government National Mortgage Association
                                        I, 7.5%, 3/15/31                                                        81,169        81,169
                 17,502      17,502  Government National Mortgage Association
                                        I, 7.5%, 8/15/29                                                        18,440        18,440
                348,717     348,717  Government National Mortgage Association
                                        I, 7.5%, 9/15/29                                                       367,403       367,403
                 42,588      42,588  Government National Mortgage Association
                                        I, 10.0%, 3/15/20                                                       47,311        47,311
                716,556     716,556  Government National Mortgage Association
                                        II, 5.0%, 12/20/18                                                     713,653       713,653
                695,848     695,848  Government National Mortgage Association
                                        II, 5.0%, 2/20/19                                                      692,630       692,630
                404,265     404,265  Government National Mortgage Association
                                        II, 5.0%, 1/20/20                                                      402,317       402,317
 806093.822                 806,094  Government National Mortgage Association
                                        II, 5.5%, 2/20/32                                        808,125                     808,125

              4,349,807   4,349,807  Government National Mortgage Association
                                        II, 5.5%, 11/20/34                                                   4,355,714     4,355,714
              2,439,422   2,439,422  Government National Mortgage Association
                                        II, 5.5%, 2/20/34                                                    2,442,735     2,442,735
              1,936,180   1,936,180  Government National Mortgage Association
                                        II, 5.5%, 7/20/19                                                    1,957,867     1,957,867
                230,222     230,222  Government National Mortgage Association
                                        II, 6.0%, 10/20/31                                                     235,389       235,389
                979,590     979,590  Government National Mortgage Association
                                        II, 6.0%, 10/20/33                                                   1,005,069     1,005,069
              2,399,798   2,399,798  Government National Mortgage Association
                                        II, 6.0%, 11/20/33                                                   2,453,963     2,453,963
                584,557     584,557  Government National Mortgage Association
                                        II, 6.0%, 12/20/18                                                     600,324       600,324
                468,096     468,096  Government National Mortgage Association
                                        II, 6.0%, 2/20/19                                                      480,616       480,616
              1,387,371   1,387,371  Government National Mortgage Association
                                        II, 6.0%, 3/20/33                                                    1,418,685     1,418,685
                638,988     638,988  Government National Mortgage Association
                                        II, 6.0%, 6/20/34                                                      652,785       652,785
                246,515     246,515  Government National Mortgage Association
                                        II, 6.0%, 7/20/17                                                      253,171       253,171
                321,062     321,062  Government National Mortgage Association
                                        II, 6.0%, 7/20/19                                                      329,650       329,650
                149,544     149,544  Government National Mortgage Association
                                        II, 6.5%, 1/20/24                                                      155,538       155,538
                361,421     361,421  Government National Mortgage Association
                                        II, 6.5%, 10/20/32                                                     375,278       375,278
                501,480     501,480  Government National Mortgage Association
                                        II, 6.5%, 10/20/33                                                     520,610       520,610
                506,372     506,372  Government National Mortgage Association
                                        II, 6.5%, 3/20/34                                                      525,232       525,232
                128,097     128,097  Government National Mortgage Association
                                        II, 6.5%, 4/20/31                                                      133,042       133,042
                 89,978      89,978  Government National Mortgage Association
                                        II, 6.5%, 6/20/31                                                       93,452        93,452
                388,088     388,088  Government National Mortgage Association
                                        II, 6.5%, 8/20/28                                                      403,792       403,792
  52773.271                  52,773  Government National Mortgage Association
                                        II, 7.0%, 2/20/29                                         55,142                      55,142
 140543.176                 140,543  Government National Mortgage Association
                                        II, 7.0%, 6/20/28                                        146,929                     146,929
 165739.628                 165,740  Government National Mortgage Association
                                        II, 7.0%, 8/20/27                                        173,398                     173,398
                100,094     100,094  Government National Mortgage Association
                                        II, 7.0%, 1/20/31                                                      104,538       104,538
                 66,570      66,570  Government National Mortgage Association
                                        II, 7.0%, 11/20/31                                                      69,526        69,526
                 22,232      22,232  Government National Mortgage Association
                                        II, 7.0%, 12/20/08                                                      22,636        22,636
                 73,346      73,346  Government National Mortgage Association
                                        II, 7.0%, 5/20/26                                                       76,805        76,805
                 45,766      45,766  Government National Mortgage Association
                                        II, 7.0%, 3/20/31                                                       47,798        47,798
                170,214     170,214  Government National Mortgage Association
                                        II, 7.0%, 7/20/31                                                      177,771       177,771
  81456.904                  81,457  Government National Mortgage Association
                                        II, 7.5%, 5/20/30                                         85,129                      85,129
                 26,044      26,044  Government National Mortgage Association
                                        II, 7.5%, 6/20/30                                                       27,218        27,218
  89554.559                  89,555  Government National Mortgage Association
                                        II, 7.5%, 7/20/30                                         93,592                      93,592
  92890.821                  92,891  Government National Mortgage Association
                                        II, 7.5%, 8/20/30                                         97,079                      97,079
                 44,663      44,663  Government National Mortgage Association
                                        II, 7.5%, 12/20/30                                                      46,677        46,677
                    409         409  Government National Mortgage Association
                                        II, 8.0%, 5/20/25                                                          437           437
     93,792                  93,792  Government National Mortgage Association
                                        II, 8.0%, 2/20/30                                        100,033                     100,033
                 60,523      60,523  Government National Mortgage Association
                                        II, 8.0%, 3/20/30                                                       64,550        64,550
    150,242                 150,242  Government National Mortgage Association
                                        II, 8.0%, 4/20/30                                        160,240                     160,240
     78,682                  78,682  Government National Mortgage Association
                                        II, 8.0%, 5/20/30                                         83,918                      83,918
                 49,424      49,424  Government National Mortgage Association
                                        II, 9.0%, 11/20/24                                                      53,857        53,857
                 22,225      22,225  Government National Mortgage Association
                                        II, 9.0%, 3/20/22                                                       24,172        24,172
                  4,242       4,242  Government National Mortgage Association
                                        II, 9.0%, 4/20/22                                                        4,614         4,614
                 11,122      11,122  Government National Mortgage Association
                                        II, 9.0%, 9/20/21                                                       12,083        12,083
                689,737     689,737  Government National Mortgage Association,
                                        4.5%, 1/15/35                                                          660,462       660,462
                190,201     190,201  Government National Mortgage Association,
                                        4.5%, 12/15/19                                                         187,018       187,018
                507,520     507,520  Government National Mortgage Association,
                                        4.5%, 4/15/18                                                          499,572       499,572
                871,363     871,363  Government National Mortgage Association,
                                        4.5%, 4/15/20                                                          855,052       855,052
                833,923     833,923  Government National Mortgage Association,
                                        4.5%, 6/15/19                                                          819,968       819,968
              1,738,894   1,738,894  Government National Mortgage Association,
                                        4.5%, 6/15/34                                                        1,664,983     1,664,983
              1,260,217   1,260,217  Government National Mortgage Association,
                                        4.5%, 6/15/34                                                        1,206,652     1,206,652
                367,516     367,516  Government National Mortgage Association,
                                        4.5%, 8/15/19                                                          361,366       361,366
                760,383     760,383  Government National Mortgage Association,
                                        4.5%, 8/15/33                                                          728,253       728,253
              1,443,221   1,443,221  Government National Mortgage Association,
                                        4.50%, 3/15/20                                                       1,416,206     1,416,206
                785,508     785,508  Government National Mortgage Association,
                                        4.50%, 6/15/19                                                         772,363       772,363
                473,786     473,786  Government National Mortgage Association,
                                        5.0%, 10/15/20                                                         473,016       473,016
                874,770     874,770  Government National Mortgage Association,
                                        5.0%, 10/15/33                                                         862,559       862,559
                996,561     996,561  Government National Mortgage Association,
                                        5.0%, 10/15/35                                                         981,758       981,758
                705,843     705,843  Government National Mortgage Association,
                                        5.0%, 2/15/19                                                          704,847       704,847
                453,217     453,217  Government National Mortgage Association,
                                        5.0%, 2/15/20                                                          452,481       452,481
                989,308     989,308  Government National Mortgage Association,
                                        5.0%, 4/15/35                                                          974,613       974,613
                891,286     891,286  Government National Mortgage Association,
                                        5.0%, 5/15/34                                                          878,593       878,593
                499,289     499,289  Government National Mortgage Association,
                                        5.0%, 6/15/35                                                          491,873       491,873
                595,977     595,977  Government National Mortgage Association,
                                        5.0%, 9/15/33                                                          587,661       587,661
              1,851,278   1,851,278  Government National Mortgage Association,
                                        5.00%, 4/15/35                                                       1,823,779     1,823,779
 855667.683                 855,668  Government National Mortgage Association,
                                        5.5%, 10/15/28                                           860,613                     860,613
                791,741     791,741  Government National Mortgage Association,
                                        5.5%, 1/15/29                                                          796,456       796,456
                723,406     723,406  Government National Mortgage Association,
                                        5.5%, 1/15/35                                                          712,660       712,660
                565,045     565,045  Government National Mortgage Association,
                                        5.5%, 10/15/19                                                         573,136       573,136
                775,833     775,833  Government National Mortgage Association,
                                        5.5%, 10/15/33                                                         780,314       780,314
                378,828     378,828  Government National Mortgage Association,
                                        5.5%, 10/15/34                                                         380,642       380,642
              1,109,324   1,109,324  Government National Mortgage Association,
                                        5.5%, 10/15/34                                                       1,114,635     1,114,635

              2,261,024   2,261,024  Government National Mortgage Association,
                                        5.5%, 11/15/34                                                       2,271,849     2,271,849
              3,865,074   3,865,074  Government National Mortgage Association,
                                        5.5%, 11/15/34                                                       3,883,578     3,883,578
              1,232,179   1,232,179  Government National Mortgage Association,
                                        5.5%, 2/15/19                                                        1,250,070     1,250,070
                354,089     354,089  Government National Mortgage Association,
                                        5.5%, 4/15/19                                                          359,159       359,159
                421,354     421,354  Government National Mortgage Association,
                                        5.5%, 4/15/31                                                          424,003       424,003
              2,995,446   2,995,446  Government National Mortgage Association,
                                        5.5%, 4/15/34                                                        3,009,787     3,009,787
                497,070     497,070  Government National Mortgage Association,
                                        5.5%, 10/15/33                                                         499,940       499,940
              2,361,927   2,361,927  Government National Mortgage Association,
                                        5.5%, 5/15/33                                                        2,375,568     2,375,568
                235,083     235,083  Government National Mortgage Association,
                                        5.5%, 6/15/18                                                          238,494       238,494
              1,481,713   1,481,713  Government National Mortgage Association,
                                        5.5%, 7/15/19                                                        1,502,929     1,502,929
                777,269     777,269  Government National Mortgage Association,
                                        5.5%, 7/15/19                                                          788,398       788,398
                956,734     956,734  Government National Mortgage Association,
                                        5.5%, 8/15/33                                                          962,260       962,260
              1,868,912   1,868,912  Government National Mortgage Association,
                                        5.5%, 9/15/33                                                        1,879,706     1,879,706
                235,705     235,705  Government National Mortgage Association,
                                        5.5%, 9/15/33                                                          237,215       237,215
              1,503,830   1,503,830  Government National Mortgage Association,
                                        5.50%, 7/15/33                                                       1,512,515     1,512,515

1107892.031               1,107,892  Government National Mortgage Association,
                                        6.0%, 12/15/23                                         1,138,886                   1,138,886
  624920.31                 624,920  Government National Mortgage Association,
                                        6.0%, 2/15/29                                            641,551                     641,551
     840896                 840,896  Government National Mortgage Association,
                                        6.0%, 3/15/19                                            861,571                     861,571
    654,875                 654,875  Government National Mortgage Association,
                                        6.0%, 6/15/31                                            672,028                     672,028
                 91,213      91,213  Government National Mortgage Association,
                                        6.0%, 1/15/24                                                           93,721        93,721
                343,110     343,110  Government National Mortgage Association,
                                        6.0%, 1/15/33                                                          352,141       352,141
              1,343,891   1,343,891  Government National Mortgage Association,
                                        6.0%, 1/15/33                                                        1,380,031     1,380,031
              1,377,934   1,377,934  Government National Mortgage Association,
                                        6.0%, 1/15/33                                                        1,414,945     1,414,945
                484,592     484,592  Government National Mortgage Association,
                                        6.0%, 1/15/33                                                          497,357       497,357
                809,612     809,612  Government National Mortgage Association,
                                        6.0%, 1/20/33                                                          827,885       827,885
                 23,980      23,980  Government National Mortgage Association,
                                        6.0%, 10/15/28                                                          24,624        24,624
                119,519     119,519  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                         122,674       122,674
                322,791     322,791  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                         331,309       331,309
                409,476     409,476  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                         420,282       420,282
              1,490,663   1,490,663  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                       1,530,003     1,530,003
              1,096,978   1,096,978  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                       1,125,927     1,125,927
              1,037,059   1,037,059  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                       1,066,528     1,066,528
                683,513     683,513  Government National Mortgage Association,
                                        6.0%, 10/15/32                                                         701,551       701,551
              1,081,313   1,081,313  Government National Mortgage Association,
                                        6.0%, 10/15/34                                                       1,108,717     1,108,717
                326,792     326,792  Government National Mortgage Association,
                                        6.0%, 10/15/34                                                         335,074       335,074
                306,836     306,836  Government National Mortgage Association,
                                        6.0%, 10/15/34                                                         314,612       314,612
              1,117,045   1,117,045  Government National Mortgage Association,
                                        6.0%, 11/15/32                                                       1,146,323     1,146,323
              1,364,090   1,364,090  Government National Mortgage Association,
                                        6.0%, 11/15/32                                                       1,402,089     1,402,089
                122,959     122,959  Government National Mortgage Association,
                                        6.0%, 11/15/32                                                         126,204       126,204
                138,234     138,234  Government National Mortgage Association,
                                        6.0%, 11/15/32                                                         141,882       141,882
              1,268,002   1,268,002  Government National Mortgage Association,
                                        6.0%, 11/15/32                                                       1,303,991     1,303,991
                781,858     781,858  Government National Mortgage Association,
                                        6.0%, 11/15/33                                                         802,437       802,437
              1,091,941   1,091,941  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                       1,123,097     1,123,097
                416,179     416,179  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                         427,309       427,309
                187,512     187,512  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                         192,460       192,460
              1,055,670   1,055,670  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                       1,084,093     1,084,093
                745,352     745,352  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                         766,100       766,100
                132,127     132,127  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                         135,614       135,614
                406,402     406,402  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                         417,957       417,957
                954,690     954,690  Government National Mortgage Association,
                                        6.0%, 12/15/32                                                         981,786       981,786
                411,598     411,598  Government National Mortgage Association,
                                        6.0%, 2/15/33                                                          422,432       422,432
                895,654     895,654  Government National Mortgage Association,
                                        6.0%, 2/15/33                                                          919,228       919,228
                600,056     600,056  Government National Mortgage Association,
                                        6.0%, 2/15/33                                                          615,850       615,850
                772,007     772,007  Government National Mortgage Association,
                                        6.0%, 2/15/33                                                          792,327       792,327
                108,408     108,408  Government National Mortgage Association,
                                        6.0%, 2/15/33                                                          111,261       111,261
                338,576     338,576  Government National Mortgage Association,
                                        6.0%, 3/15/33                                                          347,487       347,487
                403,436     403,436  Government National Mortgage Association,
                                        6.0%, 3/15/33                                                          414,055       414,055
                189,559     189,559  Government National Mortgage Association,
                                        6.0%, 3/15/33                                                          194,549       194,549
                780,541     780,541  Government National Mortgage Association,
                                        6.0%, 3/15/34                                                          800,322       800,322
                432,344     432,344  Government National Mortgage Association,
                                        6.0%, 4/15/28                                                          444,032       444,032
                254,306     254,306  Government National Mortgage Association,
                                        6.0%, 4/15/33                                                          261,000       261,000
              1,391,249   1,391,249  Government National Mortgage Association,
                                        6.0%, 4/15/33                                                        1,431,004     1,431,004
                331,366     331,366  Government National Mortgage Association,
                                        6.0%, 5/15/33                                                          340,088       340,088
                694,834     694,834  Government National Mortgage Association,
                                        6.0%, 6/15/34                                                          712,443       712,443
                338,173     338,173  Government National Mortgage Association,
                                        6.0%, 8/15/34                                                          347,041       347,041
                793,911     793,911  Government National Mortgage Association,
                                        6.0%, 8/15/34                                                          814,031       814,031
                684,009     684,009  Government National Mortgage Association,
                                        6.0%, 9/15/32                                                          702,060       702,060
              1,051,837   1,051,837  Government National Mortgage Association,
                                        6.0%, 9/15/32                                                        1,079,595     1,079,595
                348,186     348,186  Government National Mortgage Association,
                                        6.0%, 9/15/33                                                          357,350       357,350
                345,981     345,981  Government National Mortgage Association,
                                        6.0%, 9/15/34                                                          354,749       354,749
                967,869     967,869  Government National Mortgage Association,
                                        6.0%, 9/15/35                                                          992,369       992,369
                285,413     285,413  Government National Mortgage Association,
                                        6.00%, 11/15/28                                                        293,079       293,079
 154422.774                 154,423  Government National Mortgage Association,
                                        6.5%, 1/15/15                                            159,283                     159,283
    164,028                 164,028  Government National Mortgage Association,
                                        6.5%, 2/15/29                                            171,885                     171,885
    789,588                 789,588  Government National Mortgage Association,
                                        6.5%, 3/15/33                                            826,120                     826,120
    175,180                 175,180  Government National Mortgage Association,
                                        6.5%, 5/15/31                                            183,366                     183,366
                834,865     834,865  Government National Mortgage Association,
                                        6.5%, 1/15/32                                                          875,888       875,888
                137,226     137,226  Government National Mortgage Association,
                                        6.5%, 1/15/32                                                          143,601       143,601
                218,421     218,421  Government National Mortgage Association,
                                        6.5%, 10/15/28                                                         229,018       229,018
                  5,801       5,801  Government National Mortgage Association,
                                        6.5%, 10/15/31                                                           6,073         6,073
                324,760     324,760  Government National Mortgage Association,
                                        6.5%, 2/15/28                                                          340,517       340,517
                257,962     257,962  Government National Mortgage Association,
                                        6.5%, 2/15/32                                                          269,947       269,947
                210,759     210,759  Government National Mortgage Association,
                                        6.5%, 2/15/32                                                          220,551       220,551
                107,092     107,092  Government National Mortgage Association,
                                        6.5%, 2/15/32                                                          112,067       112,067
                153,074     153,074  Government National Mortgage Association,
                                        6.5%, 2/15/32                                                          160,186       160,186

                223,044     223,044  Government National Mortgage Association,
                                        6.5%, 2/15/32                                                          233,407       233,407
                 56,711      56,711  Government National Mortgage Association,
                                        6.5%, 2/15/32                                                           59,345        59,345
                434,228     434,228  Government National Mortgage Association,
                                        6.5%, 3/15/28                                                          455,333       455,333
                154,910     154,910  Government National Mortgage Association,
                                        6.5%, 3/15/29                                                          162,330       162,330
                313,206     313,206  Government National Mortgage Association,
                                        6.5%, 3/15/29                                                          328,208       328,208
                618,443     618,443  Government National Mortgage Association,
                                        6.5%, 3/15/32                                                          647,176       647,176
                211,150     211,150  Government National Mortgage Association,
                                        6.5%, 4/15/17                                                          217,791       217,791
                111,179     111,179  Government National Mortgage Association,
                                        6.5%, 4/15/28                                                          116,574       116,574
                212,087     212,087  Government National Mortgage Association,
                                        6.5%, 4/15/28                                                          222,063       222,063
                 90,047      90,047  Government National Mortgage Association,
                                        6.5%, 4/15/32                                                           94,231        94,231
                162,591     162,591  Government National Mortgage Association,
                                        6.5%, 4/15/32                                                          170,145       170,145
                686,928     686,928  Government National Mortgage Association,
                                        6.5%, 4/15/32                                                          718,843       718,843
                539,753     539,753  Government National Mortgage Association,
                                        6.5%, 4/15/33                                                          564,726       564,726
                 66,024      66,024  Government National Mortgage Association,
                                        6.5%, 5/15/29                                                           69,187        69,187
                 95,128      95,128  Government National Mortgage Association,
                                        6.5%, 5/15/32                                                           99,548        99,548
                 53,484      53,484  Government National Mortgage Association,
                                        6.5%, 5/15/32                                                           55,969        55,969
                 44,470      44,470  Government National Mortgage Association,
                                        6.5%, 5/15/32                                                           46,537        46,537
                544,796     544,796  Government National Mortgage Association,
                                        6.5%, 5/15/32                                                          570,107       570,107
                 87,893      87,893  Government National Mortgage Association,
                                        6.5%, 6/15/17                                                           90,658        90,658
                 73,107      73,107  Government National Mortgage Association,
                                        6.5%, 6/15/28                                                           76,657        76,657
                 37,406      37,406  Government National Mortgage Association,
                                        6.5%, 6/15/29                                                           39,198        39,198
                 20,470      20,470  Government National Mortgage Association,
                                        6.5%, 6/15/31                                                           21,426        21,426
                 54,326      54,326  Government National Mortgage Association,
                                        6.5%, 6/15/31                                                           56,864        56,864
                 13,848      13,848  Government National Mortgage Association,
                                        6.5%, 6/15/31                                                           14,495        14,495
                126,600     126,600  Government National Mortgage Association,
                                        6.5%, 6/15/31                                                          132,516       132,516
                 40,459      40,459  Government National Mortgage Association,
                                        6.5%, 6/15/32                                                           42,339        42,339
                 78,713      78,713  Government National Mortgage Association,
                                        6.5%, 6/15/32                                                           82,370        82,370
                165,432     165,432  Government National Mortgage Association,
                                        6.5%, 6/15/32                                                          173,597       173,597
                320,805     320,805  Government National Mortgage Association,
                                        6.5%, 7/15/31                                                          335,796       335,796
                321,759     321,759  Government National Mortgage Association,
                                        6.5%, 7/15/32                                                          336,708       336,708
                129,085     129,085  Government National Mortgage Association,
                                        6.5%, 7/15/32                                                          135,082       135,082
                106,747     106,747  Government National Mortgage Association,
                                        6.5%, 8/15/28                                                          111,927       111,927
                 75,204      75,204  Government National Mortgage Association,
                                        6.5%, 8/15/31                                                           78,719        78,719
                330,633     330,633  Government National Mortgage Association,
                                        6.5%, 8/15/32                                                          345,994       345,994
                337,120     337,120  Government National Mortgage Association,
                                        6.5%, 8/15/32                                                          353,538       353,538
                131,283     131,283  Government National Mortgage Association,
                                        6.5%, 9/15/31                                                          137,418       137,418
                225,058     225,058  Government National Mortgage Association,
                                        6.5%, 9/15/31                                                          235,575       235,575
                254,858     254,858  Government National Mortgage Association,
                                        6.5%, 9/15/32                                                          266,699       266,699
    452,534                 452,534  Government National Mortgage Association,
                                        6.75%, 4/15/26                                           472,964                     472,964
    199,882                 199,882  Government National Mortgage Association,
                                        7.0%, 1/15/28                                            210,150                     210,150
  15222.557                  15,223  Government National Mortgage Association,
                                        7.0%, 12/15/26                                            16,031                      16,031
    257,082                 257,082  Government National Mortgage Association,
                                        7.0%, 12/15/30                                           270,240                     270,240
    166,089                 166,089  Government National Mortgage Association,
                                        7.0%, 6/15/27                                            174,897                     174,897
    226,561     168,604     395,165  Government National Mortgage Association,
                                        7.0%, 7/15/28                                            238,199       177,372       415,571
  45437.556                  45,438  Government National Mortgage Association,
                                        7.0%, 8/15/11                                             47,143                      47,143
                106,488     106,488  Government National Mortgage Association,
                                        7.0%, 1/15/30                                                          111,924       111,924
                147,829     147,829  Government National Mortgage Association,
                                        7.0%, 10/15/16                                                         153,539       153,539
                 44,718      44,718  Government National Mortgage Association,
                                        7.0%, 10/15/31                                                          46,968        46,968
                 80,620      80,620  Government National Mortgage Association,
                                        7.0%, 11/15/26                                                          84,894        84,894
                154,476     154,476  Government National Mortgage Association,
                                        7.0%, 11/15/29                                                         162,326       162,326
                 45,352      45,352  Government National Mortgage Association,
                                        7.0%, 11/15/31                                                          47,634        47,634
                134,302     134,302  Government National Mortgage Association,
                                        7.0%, 2/15/28                                                          141,201       141,201
                 64,995      64,995  Government National Mortgage Association,
                                        7.0%, 2/15/31                                                           68,266        68,266
                 97,695      97,695  Government National Mortgage Association,
                                        7.0%, 2/15/32                                                          102,605       102,605
                124,396     124,396  Government National Mortgage Association,
                                        7.0%, 3/15/28                                                          130,787       130,787
                355,509     355,509  Government National Mortgage Association,
                                        7.0%, 3/15/32                                                          373,377       373,377
                194,896     194,896  Government National Mortgage Association,
                                        7.0%, 4/15/28                                                          204,908       204,908
                190,484     190,484  Government National Mortgage Association,
                                        7.0%, 4/15/29                                                          200,164       200,164
                131,647     131,647  Government National Mortgage Association,
                                        7.0%, 4/15/32                                                          138,264       138,264
                196,909     196,909  Government National Mortgage Association,
                                        7.0%, 5/15/29                                                          206,915       206,915
                 32,746      32,746  Government National Mortgage Association,
                                        7.0%, 5/15/31                                                           34,394        34,394
                 58,268      58,268  Government National Mortgage Association,
                                        7.0%, 6/15/29                                                           61,229        61,229
                 62,969      62,969  Government National Mortgage Association,
                                        7.0%, 6/15/31                                                           66,139        66,139
                267,363     267,363  Government National Mortgage Association,
                                        7.0%, 7/15/25                                                          281,613       281,613
                 83,475      83,475  Government National Mortgage Association,
                                        7.0%, 7/15/29                                                           87,717        87,717
                476,267     476,267  Government National Mortgage Association,
                                        7.0%, 9/15/24                                                          501,646       501,646
                 80,081      80,081  Government National Mortgage Association,
                                        7.0%, 9/15/29                                                           84,151        84,151
                180,422     180,422  Government National Mortgage Association,
                                        7.0%, 9/15/31                                                          189,502       189,502
 184525.439                 184,525  Government National Mortgage Association,
                                        7.5%, 10/15/23                                           195,574                     195,574
   94999.27                  94,999  Government National Mortgage Association,
                                        7.5%, 10/15/29                                           100,090                     100,090

  19495.486                  19,495  Government National Mortgage Association,
                                        7.5%, 12/15/25                                            20,598                      20,598
  98100.447                  98,100  Government National Mortgage Association,
                                        7.5%, 3/15/23                                            103,974                     103,974
 220198.748                 220,199  Government National Mortgage Association,
                                        7.5%, 3/15/27                                            232,417                     232,417
    126,103                 126,103  Government National Mortgage Association,
                                        7.5%, 4/15/23                                            133,653                     133,653
    115,141                 115,141  Government National Mortgage Association,
                                        7.5%, 5/15/23                                            122,035                     122,035
      9,538                   9,538  Government National Mortgage Association,
                                        7.5%, 6/15/24                                             10,091                      10,091
     30,848                  30,848  Government National Mortgage Association,
                                        7.5%, 7/15/25                                             32,593                      32,593
  16546.464                  16,546  Government National Mortgage Association,
                                        7.5%, 8/15/25                                             17,482                      17,482
      61339                  61,339  Government National Mortgage Association,
                                        7.5%, 9/15/25                                             64,808                      64,808
                 15,913      15,913  Government National Mortgage Association,
                                        7.5%, 1/15/32                                                           16,755        16,755
                103,638     103,638  Government National Mortgage Association,
                                        7.5%, 1/15/32                                                          109,124       109,124
                280,103     280,103  Government National Mortgage Association,
                                        7.5%, 10/15/27                                                         295,446       295,446
                212,386     212,386  Government National Mortgage Association,
                                        7.5%, 11/15/30                                                         223,686       223,686
                149,664     149,664  Government National Mortgage Association,
                                        7.5%, 12/15/31                                                         157,589       157,589
                152,353     152,353  Government National Mortgage Association,
                                        7.5%, 2/15/27                                                          160,698       160,698
                 20,590      20,590  Government National Mortgage Association,
                                        7.5%, 2/15/31                                                           21,680        21,680
                133,661     133,661  Government National Mortgage Association,
                                        7.5%, 3/15/32                                                          140,735       140,735
                 52,892      52,892  Government National Mortgage Association,
                                        7.5%, 6/15/29                                                           55,752        55,752
                 13,073      13,073  Government National Mortgage Association,
                                        7.5%, 8/15/29                                                           13,774        13,774
                 12,834      12,834  Government National Mortgage Association,
                                        7.5%, 9/15/30                                                           13,517        13,517
    224,569                 224,569  Government National Mortgage Association,
                                        8.0%, 7/15/29                                            240,881                     240,881
                104,762     104,762  Government National Mortgage Association,
                                        8.0%, 12/15/29                                                         112,285       112,285
                310,924     310,924  Government National Mortgage Association,
                                        8.25%, 5/15/20                                                         334,731       334,731
     13,751                  13,751  Government National Mortgage Association,
                                        8.5%, 11/15/20                                            14,943                      14,943
     119.28                     119  Government National Mortgage Association,
                                        8.5%, 2/15/23                                                130                         130
   3885.207                   3,885  Government National Mortgage Association,
                                        8.5%, 8/15/21                                              4,227                       4,227
                 55,472      55,472  Government National Mortgage Association,
                                        8.5%, 7/15/24                                                           60,382        60,382
  22886.221                  22,886  Government National Mortgage Association,
                                        9.0%, 1/15/20                                             24,921                      24,921
      6,551                   6,551  Government National Mortgage Association,
                                        9.0%, 12/15/19                                             7,121                       7,121
      4,118                   4,118  Government National Mortgage Association,
                                        9.0%, 3/15/20                                              4,484                       4,484
      3,070                   3,070  Government National Mortgage Association,
                                        9.0%, 4/15/22                                              3,352                       3,352
      3,834                   3,834  Government National Mortgage Association,
                                        9.0%, 6/15/22                                              4,186                       4,186
      3,149                   3,149  Government National Mortgage Association,
                                        9.0%, 8/15/18                                              3,417                       3,417
      4,886                   4,886  Government National Mortgage Association,
                                        9.0%, 9/15/21                                              5,328                       5,328
      3,664                   3,664  Government National Mortgage Association,
                                        9.0%, 9/15/22                                              4,000                       4,000
                  4,937       4,937  Government National Mortgage Association,
                                        9.0%, 10/15/16                                                           5,336         5,336
                  6,510       6,510  Government National Mortgage Association,
                                        9.0%, 4/15/20                                                            7,089         7,089
                    583         583  Government National Mortgage Association,
                                        9.0%, 9/15/16                                                              630           630
      14287                  14,287  Government National Mortgage Association,
                                        9.5%, 11/15/20                                            15,801                      15,801
   5239.462                   5,239  Government National Mortgage Association,
                                        9.5%, 2/15/19                                              5,784                       5,784
      2,808                   2,808  Government National Mortgage Association,
                                        9.5%, 5/15/18                                              3,093                       3,093
      6,295                   6,295  Government National Mortgage Association,
                                        9.5%, 5/15/20                                              6,962                       6,962
     16,512                  16,512  Government National Mortgage Association,
                                        9.5%, 6/15/19                                             18,228                      18,228
   11676.19                  11,676  Government National Mortgage Association,
                                        9.5%, 8/15/21                                             12,934                      12,934
  22663.542                  22,664  Government National Mortgage Association,
                                        9.5%, 9/15/20                                             25,065                      25,065
                 95,287      95,287  Government National Mortgage Association,
                                        10.0%, 1/15/19                                                         105,722       105,722
              4,100,000   4,100,000  U.S. Treasury Bonds, 4.0%, 2/15/14                                      3,949,452     3,949,452
    6700000               6,700,000  U.S. Treasury Bonds, 4.25%, 11/15/13                      6,570,710                   6,570,710
  1,500,000               1,500,000  U.S. Treasury Bonds, 5.25%, 11/15/28                      1,607,871                   1,607,871
    800,000   2,800,000   3,600,000  U.S. Treasury Bonds, 6.25%, 8/15/23                         941,750     3,296,126     4,237,876
                250,000     250,000  U.S. Treasury Bonds, 6.50%, 11/15/26                                      307,520       307,520
             10,270,000  10,270,000  U.S. Treasury Bonds, 7.25%, 5/15/16                                    12,473,233    12,473,233
                500,000     500,000  U.S. Treasury Bonds 8.75%, 5/15/20                                        707,676       707,676
             17,973,392  17,973,392  U.S. Treasury Inflation Notes, 3.0%,
                                        7/15/12                                                             19,138,157    19,138,157
  4,013,793               4,013,793  U.S. Treasury Inflation Protected
                                        Security, 1.875%, 7/15/15                              3,974,437                   3,974,437
              1,113,130   1,113,130  U.S. Treasury Inflation Protected
                                        Security, 3.375%, 1/15/12                                            1,204,876     1,204,876
    1135630   2,271,260   3,406,890  U.S. Treasury Inflation Protected
                                        Security, 3.5%, 1/15/11                                1,221,689     2,443,378     3,665,067
              1,000,000   1,000,000  U.S. Treasury Notes, 3.50%, 12/15/09                                      964,727       964,727
  2,000,000               2,000,000  U.S. Treasury Notes, 4.0%, 9/30/07                        1,982,266                   1,982,266
              7,000,000   7,000,000  U.S. Treasury Notes, 4.0%, 11/15/12                                     6,785,352     6,785,352
    5750000   4,000,000   9,750,000  U.S. Treasury Notes, 4.25%, 11/15/14                      5,624,891     3,912,968     9,537,859
    5000000               5,000,000  U.S. Treasury Notes, 4.25%, 8/15/15                       4,886,330                   4,886,330
    4000000               4,000,000  U.S. Treasury Notes, 4.50%, 11/15/15                      3,990,780                   3,990,780
                650,000     650,000  U.S. Treasury Notes, 4.75%, 11/15/08                                      654,164       654,164
              4,450,000   4,450,000  U.S. Treasury Notes, 4.75%, 5/15/14                                     4,511,531     4,511,531
              2,000,000   2,000,000  U.S. Treasury Notes, 5.5%, 8/15/28                                      2,210,078     2,210,078
                250,000     250,000  U.S. Treasury Notes, 6.125%, 8/15/29                                      299,180       299,180
              5,525,000   5,525,000  U.S. Treasury Notes, 6.375%, 8/15/27                                    6,733,809     6,733,809
              8,300,000   8,300,000  U.S. Treasury Notes, 6.50%, 2/15/10                                     8,901,103     8,901,103
              1,000,000   1,000,000  U.S. Treasury Notes, 6.625%, 5/15/07                                    1,025,508     1,025,508

                                                                                            ----------------------------------------
                                     Total Government                                       $115,171,253  $196,131,033  $311,302,286
                                                                                            ----------------------------------------
                                     TOTAL U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS                                         $115,857,069  $196,852,772  $312,709,841
                                                                                            ----------------------------------------

                                     TEMPORARY CASH INVESTMENTS                        0.5%
                                     Repurchase Agreement
              1,700,000   1,700,000  UBS Warburg, Inc., 4.28%, dated 2/1/06                 $             $  1,700,000  $  1,700,000
                                                                                            ----------------------------------------
                                     TOTAL TEMPORARY CASH INVESTMENTS                       $             $  1,700,000  $  1,700,000
                                                                                            ----------------------------------------

                                     TOTAL INVESTMENT IN SECURITIES                   99.2% $115,857,069  $198,552,772  $314,409,841
                                                                                            ----------------------------------------

                                     OTHER ASSETS AND LIABILITIES                      0.8% $  2,160,975  $    476,664  $  2,637,639
                                                                                            ----------------------------------------
                                     TOTAL NET ASSETS                                100.0% $118,018,044  $199,029,436  $317,047,480
                                                                                            ----------------------------------------
                                     Total Investments at Cost                              $117,471,454  $200,027,865  $317,499,319
                                                                                            ----------------------------------------

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumption of the merger no securities would need to be sold in order for Pioneer Government Income Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

      The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
1/31/06
(Unaudited)

1.    Description of the Fund

Pioneer Government Income Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. AmSouth Government Income Fund transferred all of the net assets of Class A, B and Y shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Investor Class and Class Y shares. Class C shares were first publicly offered on September 26, 2005. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class and Class Y shares.

2.    Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Pioneer America Income Trust by the Fund, as if such acquisition had taken place as of January 31, 2006.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Fund and America Income Trust will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Pioneer America Income Trust in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer America Income Trust have been combined as of and for the most recent fiscal year ended January 31, 2006. Following the acquisition, the Fund will be the accounting survivor. The Advisor has agreed to pay 50% of the expenses associated with the reorganizations, and Pioneer America Income Trust and Government Income Fund will equally bear the remaining costs of the reorganization. These costs are reflected in the proforma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer America Income Trust included in their annual reports to shareowners dated July 31, 2005 and December 31, 2005, respectively and the unaudited semiannual report of the Fund as of January 31, 2006. Adjustments have been made to eliminate duplicate expenses that would not have been incurred if the merger had taken place on January 31, 2006, and to reflect the expenses for contractual rates that will exist after the merger.

3.    Security Valuation



Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.



4.    Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at January 31, 2006, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of Pioneer America Income Trust, as of December 31,

2005, divided by the net asset value per share of the Fund's shares as of January 31, 2006. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at January 31, 2006:

                          Shares of       Additional Shares    Total Outstanding
                          The Fund         Assumed Issued           Shares
  Class of Shares      Pre-Combination    In Reorganization    Post-Combination
--------------------------------------------------------------------------------
Class A                      1,602,950           11,350,491           12,953,441
--------------------------------------------------------------------------------
Class B                        513,418            3,234,422            3,747,840
--------------------------------------------------------------------------------
Class C                          1,057            2,453,925            2,454,982
--------------------------------------------------------------------------------
Investor Class                       -            3,998,990            3,998,990
--------------------------------------------------------------------------------
Class R                              -               96,006               96,006
--------------------------------------------------------------------------------
Class Y                     10,406,513                    -           10,406,513
--------------------------------------------------------------------------------

5.    Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these Funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER GOVERNMENT INCOME FUND *
Pro Forma Statement of Assets & Liabilities
July 31, 2005
(unaudited)

                                                                                                Pioneer                Pioneer
                                                                                           Government Income      Government Income
                                                             Pioneer           Pioneer           Fund               Fund Portfolio
                                                        Government Income  America Income      Pro Forma               Pro Forma
                                                              Fund              Trust         Adjustments              Combined
                                                        -----------------  ---------------------------------------------------------
ASSETS:
   Investment in securities, at value
   (cost $160,069,000 and 219,623,489, respectively)    $     158,984,000  $  219,982,755                         $     378,966,755
   Cash                                                                 -         766,226                                   766,226
   Receivables -
      Investment securities sold                                        -               -                                         -
      Fund shares sold                                             11,000         442,991                                   453,991
      Dividends, interest and foreign taxes withheld              708,000       1,868,717                                 2,576,717
   Other                                                            13000             888                                    13,888
                                                        -----------------  --------------                         -----------------
         Total assets                                   $     159,716,000  $  223,061,577                         $     382,777,577
                                                        -----------------  --------------                         -----------------

LIABILITIES:
   Payables -
      Investment securities purchased                   $               -  $            -  $                      $               -
      Fund shares repurchased                                      76,000         125,429                                   201,429
      Dividends                                                                   774,161                                   774,161
      Upon return of securities loaned                                  -               -                                         -
      Variation margin                                                                  -                                         -
   Due to affiliates                                               51,000         242,182                                   293,182
   Accrued expenses                                                31,000          40,799             42,250 (b)            114,049
                                                        -----------------  --------------                         -----------------
         Total liabilities                              $         158,000  $    1,182,571                                 1,382,821
                                                        -----------------  --------------                         -----------------
NET ASSETS:
   Paid-in capital                                      $     159,221,000  $  235,384,833  $                      $     394,605,833
   Distributions in excess of net investment income               (54,000)     (2,874,888)           (42,250)(b)         (2,971,138)
   Accumulated undistributed net realized gain (loss)           1,476,000     (10,990,205)                               (9,514,205)
   Net unrealized gain (loss) on:
      Investments                                              (1,085,000)        359,266                                  (725,734)
      Futures contracts                                                 -               -                                         -
                                                        -----------------  --------------                         -----------------
         Total net assets                               $     159,558,000  $  221,879,006  $                      $     381,394,756
                                                        -----------------  --------------                         -----------------
NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
   Class A                                                      1,818,000      12,054,659                  -             13,872,659
                                                        =================  ==============                         =================
   Class B                                                        639,000       3,742,954            (19,394)(a)          4,362,560
                                                        =================  ==============                         =================
   Class C                                                              -       2,843,944             (5,894)(c)          2,838,050
                                                        =================  ==============                         =================
   Class I                                                     14,065,000                                                14,065,000
                                                        =================  ==============                         =================
   Investor Class                                                               4,287,460                                 4,287,460
                                                        =================  ==============                         =================
   Class R                                                              -          86,918                901 (c)             87,819
                                                        =================  ==============                         =================
NET ASSET VALUE PER SHARE:
   Class A                                              $            9.65  $         9.65                         $            9.65
                                                        =================  ==============                         =================
   Class B                                              $            9.65  $         9.60                         $            9.60
                                                        =================  ==============                         =================
   Class C                                              $               -  $         9.63                         $            9.65
                                                        =================  ==============                         =================
   Class I                                              $            9.66  $            -                         $            9.66
                                                        =================  ==============                         =================
   Investor Class                                       $               -  $         9.65                         $            9.65
                                                        =================  ==============                         =================
   Class R                                              $               -  $         9.75                         $            9.65
                                                        =================  ==============                         =================
MAXIMUM OFFERING PRICE:
   Class A                                              $           10.05  $        10.10                         $           10.05
                                                        =================  ==============                         =================

*     Formerly AmSouth Government Income Fund (See Note 1).
(a) Class A, B, C, R and Investor Class shares of Pioneer America Income Trust are exchanged for Class A, B, C, R and Investor Class shares of Pioneer Government Income Fund.
(b)   Reflects costs of the reorganization.
(c)   Assumes shares exchanged using Pioneer Government Income Fund's Class A
      NAV.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOVERNMENT INCOME FUND *
Pro Forma Statement of Operations
For the Year Ended July 31, 2005
(unaudited)

                                                                                         Pioneer                       Pioneer
                                                                                    Government Income             Government Income
                                                    Pioneer            Pioneer            Fund                          Fund
                                               Government Income   America Income       Pro Forma                     Pro Forma
                                                      Fund              Trust          Adjustments                    Combined
                                               ------------------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends                                   $          69,000   $            -   $                             $          69,000
   Interest                                            8,563,000        9,213,432                                        17,776,432
   Income on securities loaned, net                       27,000                -                                            27,000
                                               -----------------   --------------                                 -----------------
         Total investment income               $       8,659,000   $    9,213,432   $               -             $      17,872,432
                                               -----------------   --------------                                 -----------------

EXPENSES:
   Management fees                             $       1,059,000   $    1,109,813   $         (25,651)      (b)   $       2,143,162
   Transfer agent fees                                    58,000                -             (58,000)      (b)                   -
   Class A                                                     -          377,377              30,306       (b)             407,683
   Class B                                                     -          148,102              22,410       (b)             170,512
   Class C                                                     -           63,373              20,925       (b)              84,298
   Class I                                                                                    111,671       (b)             111,671
   Investor Class                                              -            1,104              74,586       (b)              75,690
   Class R                                                     -           67,859             (64,175)      (b)               3,684
   Shareholder servicing fees (Non-Rule 12b-1 Plan)(d)
   Class A                                                45,000                -             (45,000)      (b)                   -
   Class B                                                17,000                -             (17,000)      (b)                   -
   Class I                                               247,000                -            (247,000)      (b)                   -
   Distribution and/or service fees (Rule 12b-1 Plan(d)        -                -                   -                             -
   Class A                                                     -          307,675              46,943       (b)             354,618
   Class B                                                50,000          400,646              18,171       (b)             468,817
   Class C                                                     -          284,551                 908       (b)             285,459
   Class I                                                     -                -                   -       (b)                   -
   Class R                                                     -            3,909                  24       (b)               3,933
   Administrative reimbursements                         321,000           70,085            (304,501)      (b)              86,584
   Custodian fees                                         35,000           18,468              41,180       (a)              94,648
   Registration fees                                                       63,855             139,467       (a)             203,322
   Professional fees                                      62,000           60,058              (5,528)      (a)             116,530
   Printing                                                    -           22,113              55,574       (a)              77,687
   Fees and expenses of nonaffiliated
     trustees                                             10,000            6,214                (677)      (a)              15,537
   Miscellaneous                                         111,000            7,878             (15,090)   (a)(c)             103,788
                                               -----------------   --------------   -----------------             -----------------
         Total expenses                        $       2,015,000   $    3,013,080            (220,457)            $       4,807,623
         Less management fees waived and
            expenses assumed by Pioneer
            Investment Management, Inc.                 (303,000)         (29,769)            268,741       (b)             (64,028)
         Less fees paid indirectly                             -           (3,414)                  -                        (3,414)
                                               -----------------   --------------   -----------------             -----------------
         Net expenses                          $       1,712,000   $    2,979,897   $          48,284             $       4,740,181
                                               -----------------   --------------   -----------------             -----------------
            Net investment income (loss)       $       6,947,000   $    6,233,535   $         (48,284)            $      13,132,251
                                               -----------------   --------------   -----------------             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS :
   Net realized gain from:
      Investments                              $       5,781,000   $   (1,961,871)                                $       3,819,129
      Futures contracts                                                         -                                                 -
                                               -----------------   --------------                                 -----------------
                                               $       5,781,000   $   (1,961,871)                                $       3,819,129
                                               -----------------   --------------                                 -----------------
   Change in net unrealized gain or loss
     from:
      Investments                              $      (6,890,000)  $   (1,342,361)                                 $     (4,549,499)
      Futures contracts                                        -                -                                                 -
                                               -----------------   --------------                                 -----------------
                                               $      (6,890,000)  $   (1,342,361)                                 $     (4,549,499)
                                               -----------------   --------------                                 -----------------

      Net gain on investments and futures
        contracts                              $      (1,109,000)  $   (3,304,232)                                 $       (730,370)
                                               -----------------   --------------   -----------------             -----------------
      Net increase in net assets resulting
        from operations                        $       5,838,000   $    2,929,303   $         (48,284)            $      12,401,881
                                               =================   ==============   =================             =================

*     Formerly AmSouth Government Income Fund (See Note 1).


(a) Reflects estimated expenses of the combined fund. Expense adjustments are based on the higher or lower expense structure (e.g., custodian fees, printing fees and other expenses) of the combined fund.

(b) Expense adjustments conform to the combined fund's contracts with affiliated parties. Expense adjustments are based on the higher or lower contractual expense structure (e.g., transfer agency fees, Rule 12b-1 distribution and service fees, and administrative expenses), as well as the expense characteristics of the combined fund and its share classes (e.g., net assets, average shareholder account size and number of shareholder accounts), which differs from those of each fund on an uncombined basis and also differs from any predecessor fund.

(c)   Includes costs of the reorganization.

(d) The predecessor fund to Pioneer Government Income Fund charged a shareholder servicing (non-Rule 12b-1) fee that ranged from 0.15% up to 0.25% of that predecessor fund's average daily net assets, depending on the share class. After the closing of the reorganization on September 23, 2005, the predecessor fund's shareholder servicing fees terminated and Pioneer Government Income Fund adopted plans of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") with respect to its Class A, Class B and Class C shares providing for fees payable at the annual rates of 0.25%, 1.00% and 1.00% of the fund's average daily net assets attributable to these respective classes. Pursuant to the Pioneer Rule 12b-1 Plans, each fund's Class B and Class C shares pay a combined distribution and service fee of 1.00%, of which 0.75% is paid for distribution services and 0.25% is paid for shareholder services. The pro forma adjustments reflect the Rule 12b-1 Plans of the combined fund.


            See accompanying notes to pro forma financial statements.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOVERNMENT INCOME FUND *
PRO FORMA
Schedule of Investments  (a)
July 31, 2005
(Unaudited)

                                          Government                                                                   Pioneer
                                            Income                                          AmSouth      Pioneer     Government
                                            Fund                                          Government     America     Income Fund
                                          Pro Forma                              % of       Income     Income Trust   Pro Forma
Government Income America Income Trust    Combined                             Pro Forma     Fund          Fund        Combined
      Fund                Fund            Principal                            Combined     Market        Market        Market
Principal Amount    Principal Amount        Amount                            Net Assets    Value          Value        Value
----------------- -------------------- ---------------                        ---------- ------------ ------------- -------------
                                                       U.S. GOVERNMENT AND         97.6%
                                                        AGENCY OBLIGATIONS
$       1,745,894                      $     1,745,894 Federal Home Loan
                                                        Mortgage Corp., 4.0%,
                                                        2/1/10                           $  1,712,860 $             $   1,712,860
          348,269                              348,269 Federal Home Loan
                                                        Mortgage Corp., 5.5%,
                                                        8/1/08                                353,839                     353,839
          361,024                              361,024 Federal Home Loan
                                                        Mortgage Corp., 6.0%,
                                                        8/1/18                                371,669                     371,669
          153,753                              153,753 Federal Home Loan
                                                        Mortgage Corp., 6.5%,
                                                        5/1/31                                159,268                     159,268
          376,673                              376,673 Federal Home Loan
                                                        Mortgage Corp., 6.0%,
                                                        5/1/16                                388,959                     388,959
          326,265                              326,265 Federal Home Loan
                                                        Mortgage Corp., 6.0%,
                                                        6/1/16                                336,908                     336,908
          677,378                              677,378 Federal Home Loan
                                                        Mortgage Corp., 6.0%,
                                                        10/1/16                               699,474                     699,474
        2,866,322                            2,866,322 Federal Home Loan
                                                        Mortgage Corp., 5.0%
                                                        8/1/18                              2,876,548                   2,876,548
        6,271,286                            6,271,286 Federal Home Loan
                                                        Mortgage Corp., 5.0%,
                                                        5/1/19                              6,291,226                   6,291,226
        4,640,118                            4,640,118 Federal Home Loan
                                                        Mortgage Corp., 5.0%
                                                        1/1/20                              4,654,872                   4,654,872
        5,324,945                            5,324,945 Federal Home Loan
                                                        Mortgage Corp., 5.0%,
                                                        10/1/19                             5,341,876                   5,341,876
        2,199,724                            2,199,724 Federal Home Loan
                                                        Mortgage Corp., 6.0%,
                                                        11/1/33                             2,246,950                   2,246,950
        5,931,219                            5,931,219 Federal Home Loan
                                                        Mortgage Corp., 5.5%,
                                                        11/1/34                             5,965,755                   5,965,755
        6,100,729                            6,100,729 Federal Home Loan
                                                        Mortgage Corp., 5.0%,
                                                        2/1/35                              6,007,243                   6,007,243
        3,946,491                            3,946,491 Federal Home Loan
                                                        Mortgage Corp., 5.0%,
                                                        2/1/35                              3,886,017                   3,886,017
        5,280,794                            5,280,794 Federal Home Loan
                                                        Mortgage Corp., 5.0%,
                                                        1/1/35                              5,199,873                   5,199,873
        2,924,042                            2,924,042 Federal Home Loan
                                                        Mortgage Corp., 5.5%,
                                                        12/1/34                             2,941,068                   2,941,068
        3,852,469                            3,852,469 Federal Home Loan
                                                        Mortgage Corp., 5.5%,
                                                        1/1/35                              3,874,901                   3,874,901
          465,332                              465,332 Federal Home Loan
                                                        Mortgage Corp., 7.0%,
                                                        6/1/31                                488,652                     488,652
          248,628                              248,628 Federal National
                                                        Mortgage Association,
                                                        7.5%, 4/1/15                          263,082                     263,082
          194,796                              194,796 Federal National
                                                        Mortgage Association,
                                                        7.5%, 6/1/15                          206,120                     206,120
        4,232,868                            4,232,868 Federal National
                                                        Mortgage Association,
                                                        6.5%, 5/1/32                        4,382,276                   4,382,276
          293,971                              293,971 Federal National
                                                        Mortgage Association,
                                                        8.0%, 7/1/15                          314,650                     314,650
        6,542,471                            6,542,471 Federal National
                                                        Mortgage Association,
                                                        5.0%, 2/1/20                        6,560,667                   6,560,667
        1,367,028                            1,367,028 Federal National
                                                        Mortgage Association,
                                                        5.0%, 8/1/18                        1,371,226                   1,371,226
          771,067                              771,067 Federal National
                                                        Mortgage Association,
                                                        6.5%, 7/1/32                          798,494                     798,494
        4,705,642                            4,705,642 Federal National
                                                        Mortgage Association,
                                                        5.0%, 9/1/33                        4,635,900                   4,635,900
        3,231,196                            3,231,196 Federal National
                                                        Mortgage Association,
                                                        6.5%, 2/1/34                        3,343,276                   3,343,276
        3,595,733                            3,595,733 Federal National
                                                        Mortgage Association,
                                                        6.5%, 12/1/31                       3,732,737                   3,732,737
        9,470,292                            9,470,292 Federal National
                                                        Mortgage Association,
                                                        6.0%, 11/1/34                       9,678,120                   9,678,120
        2,343,511                            2,343,511 Federal National
                                                        Mortgage Association,
                                                        6.0%, 11/1/34                       2,394,940                   2,394,940
        4,879,927                            4,879,927 Federal National
                                                        Mortgage Association,
                                                        5.0%, 1/1/20                        4,893,499                   4,893,499
        5,211,743                            5,211,743 Federal National
                                                        Mortgage Association,
                                                        6.0%, 11/1/34                       5,326,116                   5,326,116
        6,934,226                            6,934,226 Federal National
                                                        Mortgage Association,
                                                        5.0%, 11/1/19                       6,953,511                   6,953,511
        3,207,047                            3,207,047 Federal National
                                                        Mortgage Association,
                                                        5.5%, 12/1/34                       3,224,657                   3,224,657
        6,061,458                            6,061,458 Federal National
                                                        Mortgage Association,
                                                        6.0%, 1/1/35                        6,194,478                   6,194,478
        6,782,239                            6,782,239 Federal National
                                                        Mortgage Association,
                                                        5.5%, 11/1/34                       6,819,480                   6,819,480
        8,292,812                            8,292,812 Federal National
                                                        Mortgage Association,
                                                        5.0%, 1/1/35                        8,169,904                   8,169,904
        3,202,187                            3,202,187 Federal National
                                                        Mortgage Association,
                                                        5.5%, 1/1/35                        3,219,770                   3,219,770
                               575,109         575,109 Government National
                                                        Mortgage Association,
                                                        4.5%, 4/15/18                                       570,795       570,795
                               906,149         906,149 Government National
                                                        Mortgage Association,
                                                        4.5%, 6/15/19                                       898,569       898,569
                               920,081         920,081 Government National
                                                        Mortgage Association,
                                                        4.5%, 6/15/19                                       912,384       912,384
                               389,505         389,505 Government National
                                                        Mortgage Association,
                                                        4.5%, 8/15/19                                       386,246       386,246
                               219,142         219,142 Government National
                                                        Mortgage Association,
                                                        4.5%, 12/15/19                                      217,309       217,309
                             1,554,394       1,554,394 Government National
                                                        Mortgage Association,
                                                        4.5%, 3/15/20                                     1,540,723     1,540,723
                               987,702         987,702 Government National
                                                        Mortgage Association,
                                                        4.5%, 4/15/20                                       979,016       979,016
                               833,965         833,965 Government National
                                                        Mortgage Association,
                                                        4.5%, 8/15/33                                       809,357       809,357
                             1,887,464       1,887,464 Government National
                                                        Mortgage Association,
                                                        4.5%, 6/15/34                                     1,831,390     1,831,390
                             1,374,207       1,374,207 Government National
                                                        Mortgage Association,
                                                        4.5%, 6/15/34                                     1,333,380     1,333,380
                               750,000         750,000 Government National
                                                        Mortgage Association,
                                                        4.5%, 7/20/34                                       730,682       730,682
                               743,329         743,329 Government National
                                                        Mortgage Association,
                                                        4.5%, 1/15/35                                       721,162       721,162
                             1,537,422       1,537,422 Government National
                                                        Mortgage Association,
                                                        5.0%, 2/15/19                                     1,553,966     1,553,966
                               902,043         902,043 Government National
                                                        Mortgage Association,
                                                        5.0%, 7/15/19                                       911,750       911,750
                               487,129         487,129 Government National
                                                        Mortgage Association,
                                                        5.0%, 2/15/20                                       492,345       492,345
                               717,376         717,376 Government National
                                                        Mortgage Association,
                                                        5.0%, 9/15/33                                       713,323       713,323

                             1,970,734       1,970,734 Government National
                                                        Mortgage Association,
                                                        5.0%, 4/15/35                                     1,958,768     1,958,768
                               996,542         996,542 Government National
                                                        Mortgage Association,
                                                        5.0%, 4/15/35                                       990,492       990,492
                               531,868         531,868 Government National
                                                        Mortgage Association,
                                                        5.0%, 6/15/35                                       528,638       528,638
          980,956                              980,956 Government National
                                                        Mortgage Association,
                                                        5.5%, 10/15/28                        995,464                     995,464
                               279,564         279,564 Government National
                                                        Mortgage Association,
                                                        5.5%, 6/15/18                                       287,279       287,279
                             2,081,960       2,081,960 Government National
                                                        Mortgage Association,
                                                        5.5%, 2/15/19                                     2,139,443     2,139,443
                               397,080         397,080 Government National
                                                        Mortgage Association,
                                                        5.5%, 4/15/19                                       407,976       407,976
                               915,772         915,772 Government National
                                                        Mortgage Association,
                                                        5.5%, 7/15/19                                       940,901       940,901
                             1,623,610       1,623,610 Government National
                                                        Mortgage Association,
                                                        5.5%, 7/15/19                                     1,668,162     1,668,162
                               859,121         859,121 Government National
                                                        Mortgage Association,
                                                        5.5%, 1/15/29                                       871,876       871,876
                               425,247         425,247 Government National
                                                        Mortgage Association,
                                                        5.5%, 4/15/31                                       431,080       431,080
                             2,543,192       2,543,192 Government National
                                                        Mortgage Association,
                                                        5.5%, 5/15/33                                     2,576,557     2,576,557
                             2,967,079       2,967,079 Government National
                                                        Mortgage Association,
                                                        5.5%, 7/15/33                                     3,006,006     3,006,006
                             1,135,135       1,135,135 Government National
                                                        Mortgage Association,
                                                        5.5%, 8/15/33                                     1,150,028     1,150,028
                             2,430,360       2,430,360 Government National
                                                        Mortgage Association,
                                                        5.5%, 9/15/33                                     2,482,245     2,482,245
                               284,552         284,552 Government National
                                                        Mortgage Association,
                                                        5.5%, 9/15/33                                       288,363       288,363
                             1,000,000       1,000,000 Government National
                                                        Mortgage Association,
                                                        5.5%, 10/15/33                                      994,391       994,391
                             1,527,578       1,527,578 Government National
                                                        Mortgage Association,
                                                        5.5%, 10/15/33                                    1,547,620     1,547,620
                             3,116,302       3,116,302 Government National
                                                        Mortgage Association,
                                                        5.5%, 4/15/34                                     3,156,917     3,156,917
                               452,000         452,000 Government National
                                                        Mortgage Association,
                                                        5.5%, 10/15/34                                      457,891       457,891
                             1,239,215       1,239,215 Government National
                                                        Mortgage Association,
                                                        5.5%, 10/15/34                                    1,255,364     1,255,364
                             4,464,323       4,464,323 Government National
                                                        Mortgage Association,
                                                        5.5%, 11/15/34                                    4,522,502     4,522,502
                               744,258         744,258 Government National
                                                        Mortgage Association,
                                                        5.5%, 1/15/35                                       739,740       739,740
                             1,193,090       1,193,090 Government National
                                                        Mortgage Association,
                                                        6.0%, 5/15/17                                     1,238,937     1,238,937
        1,222,074                            1,222,074 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/23                      1,261,060                   1,261,060
        3,699,724                            3,699,724 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/23                      3,817,753                   3,817,753
          754,557                              754,557 Government National
                                                        Mortgage Association,
                                                        6.0%, 2/15/29                         777,050                     777,050
          600,932                              600,932 Government National
                                                        Mortgage Association,
                                                        6.0%, 3/15/19                         620,024                     620,024
          437,566                              437,566 Government National
                                                        Mortgage Association,
                                                        6.0%, 3/15/19                         451,468                     451,468
          858,000                              858,000 Government National
                                                        Mortgage Association,
                                                        6.0%, 6/15/31                         882,840                     882,840
                                98,617          98,617 Government National
                                                        Mortgage Association,
                                                        6.0%, 1/15/24                                       101,703       101,703
                               496,600         496,600 Government National
                                                        Mortgage Association,
                                                        6.0%, 4/15/28                                       511,853       511,853
                                27,177          27,177 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/28                                       27,995        27,995
                               381,633         381,633 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/28                                      393,131       393,131
                               806,784         806,784 Government National
                                                        Mortgage Association,
                                                        6.0%, 9/15/32                                       830,041       830,041
                             1,223,697       1,223,697 Government National
                                                        Mortgage Association,
                                                        6.0%, 9/15/32                                     1,258,566     1,258,566
                               157,245         157,245 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/32                                      161,777       161,777
                               446,456         446,456 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/32                                      459,326       459,326
                               415,351         415,351 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/32                                      427,342       427,342
                             1,046,234       1,046,234 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/32                                    1,078,793     1,078,793
                             1,198,134       1,198,134 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/32                                    1,232,672     1,232,672
                               794,635         794,635 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/32                                      817,541       817,541
                             1,440,942       1,440,942 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/32                                    1,488,955     1,488,955
                               132,526         132,526 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/32                                      136,346       136,346
                               178,550         178,550 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/32                                      183,697       183,697
                             2,999,446       2,999,446 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/32                                    3,099,294     3,099,294
                             1,191,786       1,191,786 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/32                                    1,226,430     1,226,430
                             1,259,009       1,259,009 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                    1,300,817     1,300,817
                               525,482         525,482 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                      542,992       542,992
                               242,695         242,695 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                      249,691       249,691
                               795,275         795,275 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                      819,497       819,497
                               157,810         157,810 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                      162,359       162,359
                               429,030         429,030 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                      442,844       442,844
                             1,091,876       1,091,876 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                    1,125,878     1,125,878
                             2,699,608       2,699,608 Government National
                                                        Mortgage Association,
                                                        6.0%, 12/15/32                                    2,789,681     2,789,681
                               415,187         415,187 Government National
                                                        Mortgage Association,
                                                        6.0%, 1/15/33                                       427,097       427,097
                             1,689,148       1,689,148 Government National
                                                        Mortgage Association,
                                                        6.0%, 1/15/33                                     1,745,308     1,745,308
                             1,754,720       1,754,720 Government National
                                                        Mortgage Association,
                                                        6.0%, 1/15/33                                     1,813,023     1,813,023
                               592,650         592,650 Government National
                                                        Mortgage Association,
                                                        6.0%, 1/15/33                                       609,751       609,751
                               995,459         995,459 Government National
                                                        Mortgage Association,
                                                        6.0%, 1/20/33                                     1,020,906     1,020,906
                               542,087         542,087 Government National
                                                        Mortgage Association,
                                                        6.0%, 2/15/33                                       557,637       557,637
                             1,073,577       1,073,577 Government National
                                                        Mortgage Association,
                                                        6.0%, 2/15/33                                     1,104,373     1,104,373
                               710,240         710,240 Government National
                                                        Mortgage Association,
                                                        6.0%, 2/15/33                                       730,614       730,614
                               980,499         980,499 Government National
                                                        Mortgage Association,
                                                        6.0%, 2/15/33                                     1,008,626     1,008,626
                               142,361         142,361 Government National
                                                        Mortgage Association,
                                                        6.0%, 2/15/33                                       146,444       146,444
                               390,373         390,373 Government National
                                                        Mortgage Association,
                                                        6.0%, 3/15/33                                       401,571       401,571
                               613,541         613,541 Government National
                                                        Mortgage Association,
                                                        6.0%, 3/15/33                                       631,141       631,141

                               256,998         256,998 Government National
                                                        Mortgage Association,
                                                        6.0%, 3/15/33                                       264,370       264,370
                               351,984         351,984 Government National
                                                        Mortgage Association,
                                                        6.0%, 4/15/33                                       362,081       362,081
                             1,463,430       1,463,430 Government National
                                                        Mortgage Association,
                                                        6.0%, 4/15/33                                     1,511,992     1,511,992
                               424,361         424,361 Government National
                                                        Mortgage Association,
                                                        6.0%, 5/15/33                                       436,534       436,534
                               456,908         456,908 Government National
                                                        Mortgage Association,
                                                        6.0%, 9/15/33                                       470,015       470,015
                               899,897         899,897 Government National
                                                        Mortgage Association,
                                                        6.0%, 11/15/33                                      925,711       925,711
                               823,395         823,395 Government National
                                                        Mortgage Association,
                                                        6.0%, 3/15/34                                       847,120       847,120
                               816,642         816,642 Government National
                                                        Mortgage Association,
                                                        6.0%, 6/15/34                                       840,173       840,173
                               405,703         405,703 Government National
                                                        Mortgage Association,
                                                        6.0%, 8/15/34                                       417,759       417,759
                               914,345         914,345 Government National
                                                        Mortgage Association,
                                                        6.0%, 8/15/34                                       940,691       940,691
                               435,587         435,587 Government National
                                                        Mortgage Association,
                                                        6.0%, 9/15/34                                       448,318       448,318
                             1,244,982       1,244,982 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/34                                    1,280,855     1,280,855
                               389,188         389,188 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/34                                      400,402       400,402
                               429,801         429,801 Government National
                                                        Mortgage Association,
                                                        6.0%, 10/15/34                                      442,185       442,185
                               219,090         219,090 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/17                                       229,040       229,040
                               138,690         138,690 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/17                                       144,988       144,988
                               370,500         370,500 Government National
                                                        Mortgage Association,
                                                        6.5%, 2/15/28                                       387,821       387,821
                               524,788         524,788 Government National
                                                        Mortgage Association,
                                                        6.5%, 3/15/28                                       549,508       549,508
                               214,114         214,114 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/28                                       224,155       224,155
                               135,626         135,626 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/28                                       141,967       141,967
                                89,036          89,036 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/28                                        93,214        93,214
                               139,578         139,578 Government National
                                                        Mortgage Association,
                                                        6.5%, 8/15/28                                       146,103       146,103
          183,767                    0         183,767 Government National
                                                        Mortgage Association,
                                                        6.5%, 1/15/15                         192,257                     192,257
          208,264                    0         208,264 Government National
                                                        Mortgage Association,
                                                        6.5%, 2/15/29                         217,842                     217,842
        1,024,826                    0       1,024,826 Government National
                                                        Mortgage Association,
                                                        6.5%, 3/15/33                       1,071,266                   1,071,266
          281,004                    0         281,004 Government National
                                                        Mortgage Association,
                                                        6.5%, 5/15/31                         293,794                     293,794
                               259,116         259,116 Government National
                                                        Mortgage Association,
                                                        6.5%, 10/15/28                                      271,230       271,230
                               199,900         199,900 Government National
                                                        Mortgage Association,
                                                        6.5%, 3/15/29                                       209,094       209,094
                               390,208         390,208 Government National
                                                        Mortgage Association,
                                                        6.5%, 3/15/29                                       408,154       408,154
                                76,967          76,967 Government National
                                                        Mortgage Association,
                                                        6.5%, 5/15/29                                        80,507        80,507
                                84,951          84,951 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/29                                        88,859        88,859
                               397,223         397,223 Government National
                                                        Mortgage Association,
                                                        6.5%, 10/15/31                                      415,259       415,259
                                54,804          54,804 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/31                                        57,298        57,298
                                43,584          43,584 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/31                                        45,567        45,567
                                13,953          13,953 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/31                                        14,588        14,588
                               165,217         165,217 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/31                                       172,737       172,737
                               365,602         365,602 Government National
                                                        Mortgage Association,
                                                        6.5%, 7/15/31                                       382,243       382,243
                               115,391         115,391 Government National
                                                        Mortgage Association,
                                                        6.5%, 8/15/31                                       120,645       120,645
                               201,001         201,001 Government National
                                                        Mortgage Association,
                                                        6.5%, 9/15/31                                       210,150       210,150
                               253,410         253,410 Government National
                                                        Mortgage Association,
                                                        6.5%, 9/15/31                                       264,945       264,945
                               991,404         991,404 Government National
                                                        Mortgage Association,
                                                        6.5%, 1/15/32                                     1,037,915     1,037,915
                               206,737         206,737 Government National
                                                        Mortgage Association,
                                                        6.5%, 1/15/32                                       216,124       216,124
                               328,976         328,976 Government National
                                                        Mortgage Association,
                                                        6.5%, 2/15/32                                       343,913       343,913
                               287,771         287,771 Government National
                                                        Mortgage Association,
                                                        6.5%, 2/15/32                                       300,837       300,837
                               192,259         192,259 Government National
                                                        Mortgage Association,
                                                        6.5%, 2/15/32                                       200,989       200,989
                                57,284          57,284 Government National
                                                        Mortgage Association,
                                                        6.5%, 2/15/32                                        59,885        59,885
                               692,414         692,414 Government National
                                                        Mortgage Association,
                                                        6.5%, 3/15/32                                       723,853       723,853
                               856,682         856,682 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/32                                       895,580       895,580
                               122,730         122,730 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/32                                       128,303       128,303
                               200,244         200,244 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/32                                       209,336       209,336
                               131,192         131,192 Government National
                                                        Mortgage Association,
                                                        6.5%, 5/15/32                                       137,149       137,149
                                93,082          93,082 Government National
                                                        Mortgage Association,
                                                        6.5%, 5/15/32                                        97,308        97,308
                               640,767         640,767 Government National
                                                        Mortgage Association,
                                                        6.5%, 5/15/32                                       669,862       669,862
                                62,441          62,441 Government National
                                                        Mortgage Association,
                                                        6.5%, 5/15/32                                        65,276        65,276
                                40,725          40,725 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/32                                        42,574        42,574
                               100,573         100,573 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/32                                       105,139       105,139
                               193,242         193,242 Government National
                                                        Mortgage Association,
                                                        6.5%, 6/15/32                                       202,657       202,657
                               547,458         547,458 Government National
                                                        Mortgage Association,
                                                        6.5%, 7/15/32                                       572,313       572,313
                               179,952         179,952 Government National
                                                        Mortgage Association,
                                                        6.5%, 7/15/32                                       188,123       188,123
                               817,494         817,494 Government National
                                                        Mortgage Association,
                                                        6.5%, 8/15/32                                       856,777       856,777
                             1,645,248       1,645,248 Government National
                                                        Mortgage Association,
                                                        6.5%, 8/15/32                                     1,692,674     1,692,674
                               359,701         359,701 Government National
                                                        Mortgage Association,
                                                        6.5%, 9/15/32                                       376,033       376,033
                               552,786         552,786 Government National
                                                        Mortgage Association,
                                                        6.5%, 4/15/33                                       577,836       577,836
                                 8,080           8,080 Government National
                                                        Mortgage Association,
                                                        6.5%, 10/15/33                                        8,446         8,446
          500,627                    0         500,627 Government National
                                                        Mortgage Association,
                                                        6.75%, 4/15/26                        527,345                     527,345
                               215,569         215,569 Government National
                                                        Mortgage Association,
                                                        7.0%, 10/15/16                                      226,670       226,670
                               567,843         567,843 Government National
                                                        Mortgage Association,
                                                        7.0%, 9/15/24                                       602,671       602,671

                               306,957         306,957 Government National
                                                        Mortgage Association,
                                                        7.0%, 7/15/25                                       325,756       325,756
                                95,907          95,907 Government National
                                                        Mortgage Association,
                                                        7.0%, 11/15/26                                      101,657       101,657
                               177,260         177,260 Government National
                                                        Mortgage Association,
                                                        7.0%, 2/15/28                                       187,444       187,444
                               178,166         178,166 Government National
                                                        Mortgage Association,
                                                        7.0%, 3/15/28                                       188,402       188,402
                               210,586         210,586 Government National
                                                        Mortgage Association,
                                                        7.0%, 4/15/28                                       222,685       222,685
           51,509                    0          51,509 Government National
                                                        Mortgage Association,
                                                        7.0%, 8/15/11                          53,870                      53,870
          306,297              214,224         520,521 Government National
                                                        Mortgage Association,
                                                        7.0%, 7/15/28                         323,894       226,656       550,550
          247,287                    0         247,287 Government National
                                                        Mortgage Association,
                                                        7.0%, 1/15/28                         261,494                     261,494
           15,385                    0          15,385 Government National
                                                        Mortgage Association,
                                                        7.0%, 12/15/26                         16,296                      16,296
          308,841                    0         308,841 Government National
                                                        Mortgage Association,
                                                        7.0%, 12/15/30                        326,515                     326,515
          203,041                    0         203,041 Government National
                                                        Mortgage Association,
                                                        7.0%, 6/15/27                         215,175                     215,175
                               192,138         192,138 Government National
                                                        Mortgage Association,
                                                        7.0%, 4/15/29                                       203,049       203,049
                               198,578         198,578 Government National
                                                        Mortgage Association,
                                                        7.0%, 5/15/29                                       209,855       209,855
                                85,475          85,475 Government National
                                                        Mortgage Association,
                                                        7.0%, 6/15/29                                        90,329        90,329
                               105,417         105,417 Government National
                                                        Mortgage Association,
                                                        7.0%, 7/15/29                                       111,403       111,403
                               109,988         109,988 Government National
                                                        Mortgage Association,
                                                        7.0%, 9/15/29                                       116,234       116,234
                               209,932         209,932 Government National
                                                        Mortgage Association,
                                                        7.0%, 11/15/29                                      221,854       221,854
                               135,527         135,527 Government National
                                                        Mortgage Association,
                                                        7.0%, 1/15/30                                       143,260       143,260
                               134,815         134,815 Government National
                                                        Mortgage Association,
                                                        7.0%, 2/15/31                                       142,421       142,421
                                53,545          53,545 Government National
                                                        Mortgage Association,
                                                        7.0%, 5/15/31                                        56,565        56,565
                                75,637          75,637 Government National
                                                        Mortgage Association,
                                                        7.0%, 6/15/31                                        79,904        79,904
                               245,821         245,821 Government National
                                                        Mortgage Association,
                                                        7.0%, 9/15/31                                       259,690       259,690
                                56,889          56,889 Government National
                                                        Mortgage Association,
                                                        7.0%, 10/15/31                                       60,099        60,099
                                52,821          52,821 Government National
                                                        Mortgage Association,
                                                        7.0%, 11/15/31                                       55,801        55,801
                               176,184         176,184 Government National
                                                        Mortgage Association,
                                                        7.0%, 2/15/32                                       186,109       186,109
                               471,491         471,491 Government National
                                                        Mortgage Association,
                                                        7.0%, 3/15/32                                       498,050       498,050
                               178,307         178,307 Government National
                                                        Mortgage Association,
                                                        7.0%, 4/15/32                                       188,351       188,351
          110,468                              110,468 Government National
                                                        Mortgage Association,
                                                        7.5%, 10/15/29                        118,135                     118,135
           19,698                               19,698 Government National
                                                        Mortgage Association,
                                                        7.5%, 12/15/25                         21,124                      21,124
          151,715                              151,715 Government National
                                                        Mortgage Association,
                                                        7.5%, 3/15/23                         163,222                     163,222
          260,904                              260,904 Government National
                                                        Mortgage Association,
                                                        7.5%, 3/15/27                         279,536                     279,536
          129,802                              129,802 Government National
                                                        Mortgage Association,
                                                        7.5%, 4/15/23                         139,647                     139,647
          229,008                              229,008 Government National
                                                        Mortgage Association,
                                                        7.5%, 5/15/23                         246,377                     246,377
           13,102                               13,102 Government National
                                                        Mortgage Association,
                                                        7.5%, 6/15/24                          14,069                      14,069
           31,213                               31,213 Government National
                                                        Mortgage Association,
                                                        7.5%, 7/15/25                          33,472                      33,472
           16,719                               16,719 Government National
                                                        Mortgage Association,
                                                        7.5%, 8/15/25                          17,929                      17,929
           57,292                               57,292 Government National
                                                        Mortgage Association,
                                                        7.5%, 9/15/25                          61,439                      61,439
           34,061                               34,061 Government National
                                                        Mortgage Association,
                                                        7.5%, 9/15/25                          36,527                      36,527
                               154,331         154,331 Government National
                                                        Mortgage Association,
                                                        7.5%, 2/15/27                                       165,237       165,237
                               351,405         351,405 Government National
                                                        Mortgage Association,
                                                        7.5%, 10/15/27                                      376,238       376,238
          212,263                    0         212,263 Government National
                                                        Mortgage Association,
                                                        7.5%, 10/15/23                        228,363                     228,363
                                53,377          53,377 Government National
                                                        Mortgage Association,
                                                        7.5%, 6/15/29                                        57,112        57,112
                                21,806          21,806 Government National
                                                        Mortgage Association,
                                                        7.5%, 8/15/29                                        23,320        23,320
                                12,916          12,916 Government National
                                                        Mortgage Association,
                                                        7.5%, 9/15/30                                        13,808        13,808
                               244,457         244,457 Government National
                                                        Mortgage Association,
                                                        7.5%, 11/15/30                                      261,347       261,347
                                20,718          20,718 Government National
                                                        Mortgage Association,
                                                        7.5%, 2/15/31                                        22,142        22,142
                               203,368         203,368 Government National
                                                        Mortgage Association,
                                                        7.5%, 12/15/31                                      217,366       217,366
                               120,342         120,342 Government National
                                                        Mortgage Association,
                                                        7.5%, 1/15/32                                       128,633       128,633
                               156,608         156,608 Government National
                                                        Mortgage Association,
                                                        7.5%, 3/15/32                                       167,398       167,398
          269,416                    0         269,416 Government National
                                                        Mortgage Association,
                                                        8.0%, 7/15/29                         290,759                     290,759
                               209,839         209,839 Government National
                                                        Mortgage Association,
                                                        8.0%, 12/15/29                                      226,284       226,284
                               350,861         350,861 Government National
                                                        Mortgage Association,
                                                        8.25%, 5/15/20                                      381,023       381,023
                                70,977          70,977 Government National
                                                        Mortgage Association,
                                                        8.5%, 7/15/24                                        78,139        78,139
           14,211                    0          14,211 Government National
                                                        Mortgage Association,
                                                        8.5%, 11/15/20                         15,570                      15,570
              121                    0             121 Government National
                                                        Mortgage Association,
                                                        8.5%, 2/15/23                             133                         133
            3,942                    0           3,942 Government National
                                                        Mortgage Association,
                                                        8.5%, 8/15/21                           4,326                       4,326
                                 6,655           6,655 Government National
                                                        Mortgage Association,
                                                        9.0%, 4/15/20                                         7,301         7,301
                                 1,011           1,011 Government National
                                                        Mortgage Association,
                                                        9.0%, 9/15/16                                         1,100         1,100
           23,298                    0          23,298 Government National
                                                        Mortgage Association,
                                                        9.0% 1/15/20                           25,558                      25,558
            7,383                    0           7,383 Government National
                                                        Mortgage Association,
                                                        9.0%, 12/15/19                          8,085                       8,085
           10,084                    0          10,084 Government National
                                                        Mortgage Association,
                                                        9.0%, 2/15/21                          11,077                      11,077
            4,196                    0           4,196 Government National
                                                        Mortgage Association,
                                                        9.0%, 3/15/20                           4,602                       4,602
            3,286                    0           3,286 Government National
                                                        Mortgage Association,
                                                        9.0%, 4/15/22                           3,614                       3,614
            5,554                    0           5,554 Government National
                                                        Mortgage Association,
                                                        9.0%, 6/15/22                           6,109                       6,109
            3,808                    0           3,808 Government National
                                                        Mortgage Association,
                                                        9.0%, 8/15/18                           4,163                       4,163
            2,638                    0           2,638 Government National
                                                        Mortgage Association,
                                                        9.0%, 9/15/21                           2,898                       2,898
            3,340                    0           3,340 Government National
                                                        Mortgage Association,
                                                        9.0%, 9/15/21                           3,668                       3,668

            3,712                    0           3,712 Government National
                                                        Mortgage Association,
                                                        9.0%, 9/15/22                           4,083                       4,083
                                 5,097           5,097 Government National
                                                        Mortgage Association,
                                                        9.0%, 10/15/16                                        5,549         5,549
            7,082                    0           7,082 Government National
                                                        Mortgage Association,
                                                        9.5%, 11/15/20                          7,880                       7,880
            8,828                    0           8,828 Government National
                                                        Mortgage Association,
                                                        9.5%, 11/15/20                          9,822                       9,822
            8,696                    0           8,696 Government National
                                                        Mortgage Association,
                                                        9.5%, 2/15/19                           9,657                       9,657
            2,884                    0           2,884 Government National
                                                        Mortgage Association,
                                                        9.5%, 5/15/18                           3,196                       3,196
            6,392                    0           6,392 Government National
                                                        Mortgage Association,
                                                        9.5%, 5/15/20                           7,112                       7,112
           16,844                    0          16,844 Government National
                                                        Mortgage Association,
                                                        9.5%, 6/15/19                          18,706                      18,706
           11,854                    0          11,854 Government National
                                                        Mortgage Association,
                                                        9.5%, 8/15/21                          13,211                      13,211
              136                    0             136 Government National
                                                        Mortgage Association,
                                                        9.5%, 9/15/20                             141                         141
           23,205                    0          23,205 Government National
                                                        Mortgage Association,
                                                        9.5%, 9/15/20                          25,819                      25,819
                                96,983          96,983 Government National
                                                        Mortgage Association,
                                                        10.0%, 1/15/19                                      108,738       108,738
                                43,250          43,250 Government National
                                                        Mortgage Association,
                                                        10.0%, 3/15/20                                       48,559        48,559
                               410,856         410,856 Government National
                                                        Mortgage Association
                                                        I, 6.5%, 11/15/31                                   429,557       429,557
                                85,700          85,700 Government National
                                                        Mortgage Association
                                                        I, 6.5%, 12/15/31                                    89,601        89,601
                               257,356         257,356 Government National
                                                        Mortgage Association
                                                        I, 6.5%, 1/15/32                                    269,042       269,042
                               207,733         207,733 Government National
                                                        Mortgage Association
                                                        I, 6.5%, 5/15/32                                    217,165       217,165
                               268,700         268,700 Government National
                                                        Mortgage Association
                                                        I, 6.5%, 9/15/32                                    280,900       280,900
                                74,030          74,030 Government National
                                                        Mortgage Association
                                                        I, 7.0%, 12/15/30                                    78,211        78,211
                               311,758         311,758 Government National
                                                        Mortgage Association
                                                        I, 7.0%, 12/15/30                                   329,365       329,365
                               181,057         181,057 Government National
                                                        Mortgage Association
                                                        I, 7.0%, 1/15/31                                    191,272       191,272
                                80,531          80,531 Government National
                                                        Mortgage Association
                                                        I, 7.0%, 4/15/31                                     85,074        85,074
                               257,582         257,582 Government National
                                                        Mortgage Association
                                                        I, 7.0%, 8/15/23                                    273,381       273,381
                               351,782         351,782 Government National
                                                        Mortgage Association
                                                        I, 7.5%, 9/15/29                                    376,198       376,198
                                30,048          30,048 Government National
                                                        Mortgage Association
                                                        I, 7.5%, 8/15/29                                     32,134        32,134
                                16,036          16,036 Government National
                                                        Mortgage Association
                                                        I, 7.5%, 6/15/30                                     17,144        17,144
                                84,615          84,615 Government National
                                                        Mortgage Association
                                                        I, 7.5%, 3/15/31                                     90,439        90,439
                               761,321         761,321 Government National
                                                        Mortgage Association
                                                        II, 5.0%, 12/20/18                                  767,482       767,482
                               792,085         792,085 Government National
                                                        Mortgage Association
                                                        II, 5.0%, 2/20/19                                   797,959       797,959
                               482,178         482,178 Government National
                                                        Mortgage Association
                                                        II, 5.0%, 1/20/20                                   485,656       485,656
                             2,756,523       2,756,523 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 2/20/34                                 2,787,291     2,787,291
                             5,055,295       5,055,295 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 3/20/34                                 5,111,722     5,111,722
                             4,808,879       4,808,879 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 11/20/34                                4,862,556     4,862,556
                             2,342,106       2,342,106 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 11/15/34                                2,372,628     2,372,628
                             2,253,602       2,253,602 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 7/20/19                                 2,308,404     2,308,404
                               625,332         625,332 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 10/15/19                                  642,492       642,492
          922,932                    0         922,932 Government National
                                                        Mortgage Association
                                                        II, 5.5%, 2/20/32                     933,576                     933,576
                               536,038         536,038 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 2/20/19                                   554,896       554,896
                               446,340         446,340 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 7/20/19                                   462,042       462,042
                             1,724,432       1,724,432 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 3/20/33                                 1,768,521     1,768,521
                               776,186         776,186 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 6/20/34                                   796,128       796,128
                               278,469         278,469 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 7/20/17                                   288,296       288,296
                               273,267         273,267 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 10/20/31                                  280,326       280,326
                             1,187,189       1,187,189 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 10/20/33                                1,225,629     1,225,629
                               861,343         861,343 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 12/20/18                                  891,629       891,629
                             2,887,286       2,887,286 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 11/20/33                                2,961,105     2,961,105
                             3,387,659       3,387,659 Government National
                                                        Mortgage Association
                                                        II, 6.0%, 12/20/33                                3,485,730     3,485,730
                               168,757         168,757 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 1/20/24                                   176,170       176,170
                               595,659         595,659 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 3/20/34                                   619,838       619,838
                               112,250         112,250 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 6/20/31                                   116,834       116,834
                               164,120         164,120 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 4/20/31                                   170,822       170,822
                               473,401         473,401 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 8/20/28                                   493,406       493,406
                               483,593         483,593 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 10/20/32                                  503,288       503,288
                               606,560         606,560 Government National
                                                        Mortgage Association
                                                        II, 6.5%, 10/20/33                                  631,208       631,208
                               126,649         126,649 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 1/20/31                                   133,161       133,161
                                56,274          56,274 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 3/20/31                                    59,168        59,168
                                83,719          83,719 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 11/20/31                                   88,024        88,024
          172,915                    0         172,915 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 6/20/28                     181,985                     181,985
          198,500                    0         198,500 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 8/2/27                      209,051                     209,051
                                90,642          90,642 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 5/20/26                                    95,555        95,555
           65,340                    0          65,340 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 2/20/29                      68,724                      68,724
                               218,278         218,278 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 7/20/31                                   229,501       229,501
                                27,725          27,725 Government National
                                                        Mortgage Association
                                                        II, 7.0%, 12/20/08                                   28,516        28,516
          105,942                    0         105,942 Government National
                                                        Mortgage Association
                                                        II, 7.5%, 5/20/30                     112,732                     112,732
          114,399                    0         114,399 Government National
                                                        Mortgage Association
                                                        II, 7.5%, 7/20/30                     121,731                     121,731
          124,536                    0         124,536 Government National
                                                        Mortgage Association
                                                        II, 7.5%, 8/20/30                     132,518                     132,518
                                33,066          33,066 Government National
                                                        Mortgage Association
                                                        II, 7.5%, 6/20/30                                    35,185        35,185

                                56,744          56,744 Government National
                                                        Mortgage Association
                                                        II, 7.5%, 12/20/30                                   60,381        60,381
                                79,595          79,595 Government National
                                                        Mortgage Association
                                                        II, 8.0%, 3/20/30                                    85,410        85,410
          188,321                    0         188,321 Government National
                                                        Mortgage Association
                                                        II, 8.0% 4/20/30                      202,076                     202,076
          100,248                    0         100,248 Government National
                                                        Mortgage Association
                                                        II, 8.0%, 5/20/30                     107,570                     107,570
          124,691                    0         124,691 Government National
                                                        Mortgage Association
                                                        II, 8.0%, 6/20/30                     133,798                     133,798
                                   507             507 Government National
                                                        Mortgage Association
                                                        II, 8.0%, 5/20/25                                       545           545
                                22,523          22,523 Government National
                                                        Mortgage Association
                                                        II, 9.0%, 3/20/22                                    24,682        24,682
                                 4,660           4,660 Government National
                                                        Mortgage Association
                                                        II, 9.0%, 4/20/22                                     5,106         5,106
                                16,489          16,489 Government National
                                                        Mortgage Association
                                                        II, 9.0%, 9/20/21                                    18,047        18,047
                                73,986          73,986 Government National
                                                        Mortgage Association
                                                        II, 9.0%, 11/20/24                                   81,242        81,242
                                   490             490 Government National
                                                        Mortgage Association
                                                        II, 10.0%, 1/20/06                                      501           501
                             3,100,000       3,100,000 U.S. Treasury Bonds,
                                                        4.0%, 2/15/14                                     3,043,208     3,043,208
                             2,800,000       2,800,000 U.S. Treasury Bonds,
                                                        6.25%, 8/15/23                                    3,376,296     3,376,296
                               250,000         250,000 U.S. Treasury Bonds,
                                                        6.5%, 11/15/26                                      315,811       315,811
                            10,270,000      10,270,000 U.S. Treasury Bonds,
                                                        7.25%, 5/15/16                                   12,797,385    12,797,385
                               500,000         500,000 U.S. Treasury Bonds,
                                                        8.75%, 5/15/20                                      727,735       727,735
                             1,200,000       1,200,000 U.S. Treasury Notes,
                                                        3.5%, 11/15/06                                    1,193,390     1,193,390
                             7,000,000       7,000,000 U.S. Treasury Notes,
                                                        4.0%, 11/15/12                                    6,920,977     6,920,977
                             4,000,000       4,000,000 U.S. Treasury Notes,
                                                        4.25%, 11/15/14                                   3,987,968     3,987,968
                             4,200,000       4,200,000 U.S. Treasury Notes,
                                                        4.625%, 5/15/06                                   4,224,772     4,224,772
                               650,000         650,000 U.S. Treasury Notes,
                                                        4.75%, 11/15/08                                     662,924       662,924
                             4,450,000       4,450,000 U.S. Treasury Notes,
                                                        4.75%, 5/15/14                                    4,605,403     4,605,403
                             1,750,000       1,750,000 U.S. Treasury Notes,
                                                        5.5%, 2/15/08                                     1,812,139     1,812,139
                             2,000,000       2,000,000 U.S. Treasury Notes,
                                                        5.5%, 8/15/28                                     2,272,968     2,272,968
                               250,000         250,000 U.S. Treasury Notes,
                                                        6.125%, 8/15/29                                     308,047       308,047
                             1,100,000       1,100,000 U.S. Treasury Notes,
                                                        6.25%, 2/15/07                                    1,137,813     1,137,813
                             5,525,000       5,525,000 U.S. Treasury Notes,
                                                        6.375%, 8/15/27                                   6,919,201     6,919,201
                            13,800,000      13,800,000 U.S. Treasury Notes,
                                                        6.5%, 2/15/10                                    15,106,441    15,106,441
                             1,000,000       1,000,000 U.S. Treasury Notes,
                                                        6.625%, 5/15/07                                   1,045,039     1,045,039
                                                                                         ----------------------------------------
                                                       TOTAL U.S. GOVERNMENT
                                                        AND AGENCY
                                                        OBLIGATIONS                      $152,630,055 $ 219,982,756 $ 372,612,811
                                                                                         ----------------------------------------
                                                                                         $152,630,055 $ 219,982,756 $ 372,612,811
                                                                                         ----------------------------------------

                                                       MUTUAL FUNDS                 1.7%
        2,833,682                            2,833,682 AmSouth Treasury
                                                        Reserve                          $  2,833,682 $             $   2,833,682
        3,520,722                            3,520,722 AIM Treasury                         3,520,722                   3,520,722
                                                                                         ----------------------------------------
                                                                                         $  6,354,404 $             $   6,354,404
                                                                                         ----------------------------------------
                                                       TOTAL MUTUAL FUNDS                $  6,354,404 $             $   6,354,404
                                                                                         ----------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                        SECURITIES                 99.2% $158,984,459 $ 219,982,756 $ 378,967,215
                                                                                         ----------------------------------------
                                                       OTHER ASSETS AND
                                                        LIABILITIES                 0.8% $    573,541 $   2,313,910 $   2,887,451
                                                                                         ----------------------------------------

                                                       TOTAL NET ASSETS           100.0% $159,558,000 $ 222,296,666 $ 381,854,666(b)
                                                                                         ========================================
                                                       Total Investments at
                                                        Cost                             $160,069,000 $ 219,623,489 $ 379,692,489
                                                                                         ========================================

*     Formerly AmSouth Government Income Fund (See Note 1).

(a) No adjustments are shown to the unaudited pro forma combined schedule of investment due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Government Income Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

(b)   Includes costs of the reorganization.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS 7/31/05
(Unaudited)

1. Description of the Fund

Pioneer Government Income Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. AmSouth Government Income Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund will offer six classes of shares designated as Class A, Class B, Class C, Class I, Class R and Investor Class shares. Class C, Class R and Investor Class shares will be offered in conjunction with the proposed merger. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class I shares or Investor Class shares.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Pioneer America Income Trust by the Fund, as if such acquisition had taken place as of July 31, 2005.

Under the terms of an Agreement and Plan of Reorganization (the

"Reorganization") between these two Funds, the combination of the Fund and America Income Trust will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Pioneer America Income Trust in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer America Income Trust have been combined as of and for the most recent fiscal year ended July 31, 2005. Following the acquisition, the Fund will be the accounting survivor. The Advisor has agreed to pay 50% of the expenses associated with the reorganizations, and Pioneer America Income Trust and Government Income Fund will equally bear the remaining costs of the reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer America Income Trust included in their annual reports to shareowners dated July 31, 2005 and December 31, 2005, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the merger took place on July 31, 2005.

3. Security Valuation



Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.



4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at July 31, 2005, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of Pioneer America Income Trust, as of July 31, 2005, divided by the net asset value per share of the Fund's shares as of July 31, 2005. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at July 31, 2005:

                          Shares of      Additional Shares    Total Outstanding
                          The Fund        Assumed Issued          Shares
  Class of Shares      Pre-Combination   In Reorganization    Post-Combination
--------------------------------------------------------------------------------
Class A                      1,818,000          12,054,659           13,872,659
--------------------------------------------------------------------------------
Class B                        639,000           3,723,560            4,362,560
--------------------------------------------------------------------------------
Class C                              -           2,838,050            2,838,050
--------------------------------------------------------------------------------
Class I                     14,065,000                               14,065,000
--------------------------------------------------------------------------------
Investor Class                       -           4,287,460            4,287,460
--------------------------------------------------------------------------------
Class R                              -              87,819               87,819
--------------------------------------------------------------------------------

5. Federal Income Taxes

   Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The identified cost of investments for these Funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                     PART C

                                OTHER INFORMATION
                             PIONEER SERIES TRUST IV

                            (on behalf of its series,
                          Pioneer Classic Balanced Fund
                         Pioneer Government Income Fund)

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Series Trust IV (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-126384 and 811-21781), as filed with the Securities and Exchange Commission on November 23, 2005 (Accession No. 0001331854-05-000017), which information is incorporated herein by reference.

ITEM 16.  EXHIBITS

(1)(a)        Agreement and Declaration of Trust                                                       (1)

(1)(b)        Amendment to Agreement and Declaration of Trust                                          (2)

(1)(c)        Certificate of Trust                                                                     (1)

(1)(d)        Amendment to Agreement and Declaration of Trust to Establish New Classes of Shares       (5)


(2)           By-Laws                                                                                  (1)

(3)           Not applicable

(4)           Form of Agreement and Plan of Reorganization                                             (*)

(5)           Reference is made to Exhibits (1) and (2) hereof

(6)(a)        Management Contract - Pioneer Classic Balanced Fund                                      (4)

(6)(b)        Management Contract - Pioneer Government Income Fund                                     (4)

(6)(c)        Form of Expense Limit Agreement                                                          (5)

(7)(a)        Underwriting Agreement.                                                                  (2)

(7)(b)        Dealer Sales Agreement                                                                   (3)

(8)           Not applicable

(9)           Custodian Agreement with Brown Brothers Harriman & Co.                                   (1)

(10)(a)       Class A Distribution Plan - Pioneer Classic Balanced Fund.                               (1)

(10)(b)       Class B Distribution Plan - Pioneer Classic Balanced Fund.                               (1)

(10)(c)       Class C Distribution Plan - Pioneer Classic Balanced Fund                                (1)

(10)(d)       Class A Distribution Plan - Pioneer Government Income Fund                               (2)

(10)(e)       Class B Distribution Plan - Pioneer Government Income Fund                               (2)

(10)(f)       Class C Distribution Plan - Pioneer Government Income Fund                               (2)

(10)(g)       Multiclass Plan Pursuant to Rule 18f-3 - Pioneer Classic Balanced Fund.                  (5)

(10)(h)       Multiclass Plan Pursuant to Rule 18f-3 - Pioneer Government Income Fund.                 (5)

(11)          Opinion of Counsel (legality of securities being offered)                                (5)

(12)          Form of opinion as to tax matters and consent                                            (5)

(13)(a)       Investment Company Service Agreement.                                                    (1)

(13)(b)       Administration Agreement                                                                 (1)

(14)          Consents of Independent Registered Public Accounting Firm                                (**)

(15)          Not applicable

(16)          Powers of Attorney                                                                       (5)

(17)(a)       Code of Ethics - Pioneer Investment Management, Inc.                                     (4)
              Code of Ethics - Pioneer Funds
              Code of Ethics - Pioneer Funds Distributor, Inc.

(17)(b)       Form of Proxy Cards                                                                      (**)


(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the Securities and Exchange Commission (the "SEC") on October 28, 2003 (Accession No. 0001265389-03-000007).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File Nos. 333-126384 and 811-21781), as filed with the SEC on August 1, 2005 (Accession no. 0001145443-05-001675).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 333-126384 and 811-21781), as filed with the SEC on September 21, 2005 (Accession no. 0001331854-05-000011).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-126384), as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000146).

(5) Previously filed. Incorporated by reference from the exhibits filed in the Registrant's Initial Registration Statement on Form N-14 (File No. 333-135475), as filed with the SEC on June 29, 2006 (Accession No. 0001331854-06-000023).

(*) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(**)  Filed herewith.


ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the consummation of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 3rd day of August, 2006

                                        PIONEER SERIES TRUST IV,

                                        On behalf of its series,
                                               Pioneer Classic Balanced Fund
                                               Pioneer Government Income Fund

                                        By: /s/ Osbert M. Hood
                                        ----------------------
                                        Osbert M. Hood
                                        Executive Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                              Title                                Date
/s/ John F. Cogan, Jr.                Chairman of the Board, Trustee,              August 3, 2006
---------------------------           and President
John F. Cogan, Jr.

/s/ Vincent Nave                      Chief Financial Officer,                     August 3, 2006
---------------------------           Principal Accounting Officer, and
Vincent Nave                          Treasurer

         *
---------------------------           Trustee
David R. Bock

         *
---------------------------           Trustee
Mary K. Bush

         *
---------------------------           Trustee
Margaret B.W. Graham

         *
---------------------------           Trustee
Thomas J. Perna

         *
---------------------------           Trustee
Marguerite A. Piret

         *
---------------------------           Trustee
John Winthrop


*  By:/s/ Osbert M. Hood                                     August 3, 2006
      -------------------------------
         Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
(14)              Consents of Independent Registered Public Accounting Firm

(17)(b)           Form of Proxy Cards